As filed with the Securities and Exchange Commission on December 15, 2000

                                           Registration Statement No. 333-47270



===============================================================================

                                    SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549
                                                 -------
                                             AMENDMENT NO. 2
                                                    to
                                          REGISTRATION STATEMENT
                                               ON FORM S-3
                                                  UNDER
                                        THE SECURITIES ACT OF 1933
                                                 -------
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                               (Depositor)
                          (Exact name of registrant as specified in its charter)

Delaware                                                                                                 13-3416059
(State or other jurisdiction                                                                       (I.R.S. Employer
of incorporation or organization)                                                               Identification No.)

                                    4 World Financial Center Floor #10
                                            New York NY 10080
                                              (212) 449-1000
                           (Address, including zip code, and telephone number,
                           including area code, of principal executive offices)
                                                 -------
                                           Michael M. McGovern
                                  Merrill Lynch Mortgage Investors, Inc.
                                    4 World Financial Center Floor #12
                                            New York NY 10080
                                              (212) 449-0336
                            (Name, address, including zip code, and telephone
                           number, including area code, of agent for service)
                                                 -------
                                             With a copy to:
                                             Michael P. Peck
                                             Brown & Wood LLP
                                          One World Trade Center
                                         New York, New York 10048


         Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE

===========================================================================================================================

                                                                         Proposed          Proposed
                                                        Amount           Maximum            Maximum          Amount of
                     Title of                           to be        Aggregate Price       Aggregate       Registration
           Securities to Be Registered              Registered(1)      Per Unit(2)     Offering Price(2)      Fee(1)
---------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities...........................  $2,000,000,000         100%         $2,000,000,000          (3)
===========================================================================================================================

         (1) $4,000,000,000 in securities registered by the Registrants under Registration Statement No. 333-81429 and $187,896,465 in securities registered by the Registrants under Registration Statement No. 333-39127, and not previously sold, is carried forward in this Registration Statement pursuant to Rule 429. The registration fee in connection with such unsold amount of securities was paid previously under the foregoing Registration Statements. Accordingly, the total amount registered under this Registration Statement, as so consolidated, as of the date of this filing is $6,187,896,465.

         (2) Estimated for the purpose of calculating the registration fee.

         (3)  Previously paid.

         Pursuant to Rule 429 under the Securities Act of 1933, as amended, the Prospectus included in this Registration Statement is a combined prospectus and also relates to registration statement No. 333-81429 as previously filed by the Registrant on Form S-3. This Registration Statement, which is a new registration statement, also constitutes Post-Effective Amendment No. 2 to registration statement No. 333-39127, Post-Effective Amendment No. 2 to registration statement No. 333-81429 and such Post-Effective Amendment No. 2 shall hereafter become effective concurrently with the effectiveness of this Registration Statement and in accordance with Section 8(c) of the Securities Act of 1933, as amended.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

===============================================================================



The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these secruities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




PROSPECTUS  SUPPLEMENT  DATED _____ ____, ____
(TO PROSPECTUS DATED _____ _____,
----)

                                   $---------
                     Merrill Lynch Mortgage Investors, Inc.
                                    Depositor
                     Mortgage Loan Asset Backed Certificates
                                 Series ____-___
                                     Issuer



Merrill Lynch Mortgage Investors, Inc. is offering to sell the following certificates:


                                                 Initial Principal Balance             Pass-Through Rate
Class A Certificates........................               $_______                         _______
Class M-1 Certificates......................               $_______                         _______
Class M-2 Certificates......................               $_______                         _______
Class B Certificates........................               $_______                         _______





         The certificates represent interests in a pool of conventional, adjustable-rate, one- to four-family, first lien mortgage loans having original terms to maturity of 30 years. _____________ originated or acquired the mortgage loans in the ordinary course of its business.

         The trustee will make distributions on the certificates to you on the [20th] day of each month or, if this day is not a business day, on the next business day, beginning in ____ ____. You will earn interest on your certificate from the previous distribution date , or, in the case of the first distribution date, from the date the certificates are issued, through the day before that distribution date. Your interest will be based on a 360-day year and the actual number of days since you last received interest, and will be based on the then-outstanding principal balance of your certificate and the then-applicable interest rate.

         You will receive payments on the certificates only from payments received on the mortgage loans. No entity has any obligation to make payments on the certificates from its own funds. Neither the certificates nor the mortgage loans are insured or guaranteed by any governmental agency or instrumentality.

                                 ------------

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
                                  ----------

 The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

                                 ------------

         Before buying these certificates, you should consider the factors set forth under "Risk Factors" beginning on page S-__ of this prospectus supplement.

         The underwriter will buy the offered certificates from the depositor at a price equal to 100% of their face value. The depositor incurred expenses of approximately $_______ in connection with issuing the certificates. The underwriter will sell the offered certificates from time to time in negotiated transactions, at varying prices to be determined at the time of sale.


                             ---------------------
                              Merrill Lynch & Co.
                             ---------------------

         Important notice about information presented in this Prospectus
                   Supplement and the accompanying Prospectus

         We tell you about the certificates in two separate documents that progressively provide more detail; first, the accompanying prospectus, which provides general information, some of which may not apply to a particular series of securities, including your series; and second, this prospectus supplement, which describes the specific terms of your series of securities.

         The information in this prospectus supplement enhances and clarifies the information set forth in the prospectus. If the terms of your series of certificates vary between this prospectus supplement and the prospectus, you should rely on the information in this prospectus supplement.

         We include cross-references in this prospectus supplement and in the accompanying prospectus to captions in these materials where you can find further related discussions. The following Table of Contents and the Table of Contents included in the accompanying prospectus provide the pages on which these captions can be found.

                             ---------------------

                                TABLE OF CONTENTS

                                                      Page


SUMMARY OF PROSPECTUS SUPPLEMENT.......................S-1
       Title of Series.................................S-1
       The Certificates................................S-1
       Depositor of Mortgage Loans.....................S-1
       Mortgage Loan Originator........................S-1
       Servicer........................................S-1
       Trustee.........................................S-2
       Cut-off Date....................................S-2
       Closing date....................................S-2
       The Mortgage Pool...............................S-2
       Distributions--General..........................S-4
       Interest Distributions..........................S-4
       Pass-Through Rates..............................S-4
       Principal Distributions.........................S-5
       Credit Enhancement..............................S-5
              Subordination............................S-5
              Application of Realized Losses...........S-5
              Overcollateralization....................S-6
              Monthly Excess Cashflow..................S-6
       Optional Termination............................S-6
       Material Federal Income Tax.....................S-7
       Ratings.........................................S-7
       Legal Investment................................S-8
       ERISA Considerations............................S-8
RISK FACTORS...........................................S-9
THE MORTGAGE LOAN ORIGINATOR..........................S-12
THE MORTGAGE POOL.....................................S-12
       General........................................S-12
       Statistical Information........................S-13
       The Index......................................S-20
       Underwriting Standards; Representations........S-21
YIELD ON THE CERTIFICATES.............................S-22
       Certain Shortfalls in Collections of Interest..S-22
       General Prepayment Considerations..............S-22
       Special Yield Considerations with Respect
          to the Mortgage Loans...................... S-24
       The Subordinated Certificates..................S-24
       Weighted Average Lives.........................S-25
       Final Scheduled Distribution Dates.............S-32
DESCRIPTION OF THE CERTIFICATES.......................S-32
       General........................................S-32
       Book-Entry Registration and Definitive
          Certificates................................S-33
       Calculation of One-Month LIBOR.................S-37
       Interest Distributions.........................S-38
       Pass-Through Rates.............................S-39
       Principal Distributions........................S-40
       Credit Enhancement.............................S-47
       Allocation of Losses...........................S-48
       Application of Monthly Excess Cashflow
          Amounts.....................................S-48
       Monthly Advances...............................S-51
POOLING AND SERVICING AGREEMENT.......................S-52
       General........................................S-52
       Assignment of the Mortgage Loans...............S-52
       The Servicer...................................S-53
       The Trustee....................................S-55
       Servicing and Other Compensation and Payment
          of Expenses.................................S-55
       Voting Rights..................................S-56
       Termination....................................S-56
MATERIAL FEDERAL INCOME TAX CONSEQUENCES..............S-57
       General........................................S-57
       Taxation of Regular Interests..................S-57
USE OF PROCEEDS.......................................S-60
UNDERWRITING..........................................S-60
LEGAL MATTERS.........................................S-61
RATINGS...............................................S-61
LEGAL INVESTMENT......................................S-62
ERISA CONSIDERATIONS..................................S-62

                       SUMMARY OF PROSPECTUS SUPPLEMENT

         Because this is a summary, it does not contain all the information that may be important to you. You should read the entire prospectus and prospectus supplement carefully before you decide to purchase a certificate.



Title of Series................................     Mortgage Loan Asset Backed Certificates, Series ____-____.

The Certificates...............................     The Class A, Class M-1, Class M-2, Class B, Class BB, Class X and
                                                    Class R Certificates are the entire ownership interest in a trust fund which is composed primarily of first lien mortgage loans. The trust will issue the certificates pursuant to a pooling and servicing agreement among Merrill Lynch Mortgage Investors, Inc.,
                                                    _______, and _________. Merrill Lynch Mortgage Investors, Inc. is
                                                    offering to sell the Class A, Class M-1, Class M-2 and Class B
                                                    Certificates but not the Class BB, Class X and Class R
                                                    Certificates. The trust is offering each class of certificates as book-entry securities clearing through DTC, in the United States, or Clearstream or Euroclear, in Europe. See "Description of the
                                                    Certificates - Book-Entry Registration and Definitive Certificates"
                                                    in this prospectus supplement.

Depositor of Mortgage Loans....................     Merrill Lynch Mortgage Investors, Inc. will deposit the mortgage loans in the trust fund.  The depositor is a Delaware corporation and a wholly-owned, limited purpose subsidiary of Merrill Lynch
                                                    Mortgage Capital Inc., which is a wholly owned indirect
                                                    subsidiary of Merrill Lynch & Co., Inc.  The depositor is an affiliate of the underwriter.

Mortgage Loan Originator.......................     ___________, a __________, originated or acquired the mortgage loans generally in accordance with the underwriting standards described in "The Mortgage Pool - Underwriting Standards" in this prospectus supplement.

Servicer.......................................     ____________ will service the mortgage loans for an annual servicing fee, payable monthly, of _____% of the total principal balance of the mortgage loans. The servicer must advance
                                                    delinquent payments of principal and interest on the mortgage loans, subject to some limitations.  See "Description of the
                                                    Certificates--Monthly Advances" in the prospectus supplement and
                                                    "Description of the Certificates--Advances in Respect of
                                                    Delinquencies" in the prospectus.


Trustee........................................     ___________.

Cut-off Date...................................     The close of business on ________ __, ____.

Closing Date...................................     On or about _______ __, ____.

Final Scheduled Distribution Dates.............     The final scheduled distribution date for each class of offered certificates is set forth below:

                                                             Class A                   _______ 20, ____
                                                             Class M-1                 _______ 20, ____
                                                             Class M-2                 _______ 20, ____
                                                             Class B                   _______ 20, ____

                                                    Each final scheduled distribution date has been calculated as described under "Yield on the Certificates--Final Scheduled
                                                    Distribution Date" in this prospectus supplement.





The Mortgage Pool..............................     The following table shows the characteristics of the
                                                    mortgage loans in which percentages are based on the
                                                    aggregate principal balance as of _________ __, ____
                                                                        --------------------------------
                                                    Aggregate Current Principal Balances                      $
                                                    Average Current Principal Balances                        $
                                                    Range of Current Principal Balances                       $

                                                    Average Original Principal Balances                       $
                                                    Range of Original Principal Balances                      $

                                                    Prepay Penalties

                                                    Product
                                                                  Six Month LIBOR                             %
                                                                   __/__/LIBOR                                %
                                                                   __/__/LIBOR                                %
                                                    Mortgage Interest Rates
                                                           Weighted Average By Type of Index                  %
                                                                  Six Month LIBOR                             %
                                                                   __/__/LIBOR                                %
                                                                  __/__/LIBOR
                                                    Gross Margin
                                                           Weighted Average By Type of Index
                                                                  Six Month LIBOR                             %
                                                                   __/__/LIBOR                                %
                                                                  __/__/LIBOR                                 %

                                                    Current Weighted Average Mortgage Interest Rate
                                                    Range of Current Mortgage Interest Rates                  %

                                                    Weighted Average Gross Margin                             %
                                                    Range of Gross Margin
                                                                                                              %
                                                    Weighted Average Maximum Lifetime Mortgage                %
                                                    Interest Rate
                                                    Range of Maximum Lifetime Mortgage Interest Rates
                                                                                                              %
                                                    Weighted Average Lifetime Minimum Mortgage
                                                    Interest Rate                                             %
                                                    Range of Minimum Lifetime Mortgage Interest Rates

                                                    Weighted Average Loan-to-Value Ratio % Weighted Average Original
                                                    Amortization Term Weighted Average Remaining Amortization Term %
                                                    Weighted Average Initial Periodic Cap Range of Initial Periodic Cap
                                                    % Weighted Average Periodic Cap Weighted Average Months to Interest
                                                    Roll Range of Months to Interest Roll Weighted Average Interest Roll
                                                    Frequency % Weighted Average FICO Score % Range of FICO Score
                                                    Mortgaged Premises % Single-family dwellings Planned unit
                                                    developments % Two-to-four family dwellings % Manufactured Homes
                                                    Condominiums (%), Max Zip Code Concentration (%) (%), Max Zip Code
                                                    Concentration (zip) (%), Geographic Concentration (above 5% of pool)
                                                    (%), (%) The interest rate and monthly payment on each mortgage loan adjusts every ___ months. The new interest rate is the sum of
                                                    [six-month] LIBOR and a fixed margin. None of the mortgage loans will negatively amortize or convert from an adjustable rate to a fixed rate. See "The Mortgage Pool" in this prospectus supplement for more information about the mortgage loans.


Distributions--General..........................     The distribution date will be the [20th] day of each month or, if that day is not a business day, the next business day, beginning in _______ ____.  Distributions will generally include payments made on the mortgage loans during the related collection period.
                                                    The collection period for the distribution date in ______ ____
                                                    will be from _______ __to _______ ___.

Interest Distributions.........................     On each distribution date, you will be entitled to receive interest earned since the previous distribution date on your certificate at the pass-through rate and any interest which you earned previously but which you did not receive.  There are circumstances which could reduce the amount of interest paid to you.  See "Description of the Certificates - Interest
                                                    Distributions on the Certificates" in this prospectus supplement.

Pass-Through Rates.............................     The pass-through rate on your certificate on each distribution date will be a per annum rate equal to the lowest of the
                                                    following:

                                                    o   the sum of one-month LIBOR, which is a floating interest rate, plus the following fixed number of basis points:

                                                                                              Basis
                                                                        Class                 Points
                                                                           A      __
                                                                          M-1     __
                                                                          M-2     __
                                                                           B      __

                                                    o   the percentage obtained by dividing (A) the total amount of interest which should have been received on the mortgage loans at the weighted average mortgage rate minus the trustee and servicer fee rate by (B) the product of (1) the total principal balance of all the certificates, and (2) the number of days since the last distribution date divided by 360; and

                                                    o   the weighted average maximum mortgage rate on all the mortgage loans minus the trustee and servicer fee rate. If on any
                                                        distribution date, the pass-through rate is limited by the second option listed above, you will be entitled to receive the amount of additional interest that you would have received but for this limitation on future distribution dates when there is enough money to pay you. This additional amount of interest is called the LIBOR
                                                        Shortfall.

Principal Distributions........................     On each distribution date, you will receive a distribution of principal if there is cash available on that date for your class of certificate. You should review the priority of payments described under "Description of the Certificates - Principal Distributions on
                                                    the Certificates" in this prospectus supplement.

Credit Enhancement.............................     Credit enhancements reduce the harm caused holders of
                                                    certificates by shortfalls in payments received on the mortgage loans.  They can reduce the effect of shortfalls on all classes, or they can allocate shortfalls so they affect some classes before others.  This transaction employs the following four forms of credit enhancement.  See "Description of the Certificates -
                                                    Credit Enhancement" in this prospectus supplement.

                                                    Subordination.  On each distribution date, classes that are lower in order of payment priority will not receive payments until the classes that are higher in order of payment priority have been paid.  If there is not enough money on a distribution date to pay all classes, the subordinate classes are the first to forego payment.

                                                    Application of Realized Losses. If on any distribution date, after the balances of the certificates have been reduced by the amount of cash paid on that date, the total principal balance of the certificates is greater than the total principal balance of the mortgage loans, the principal balance of the certificates that are lower in order of payment priority will be reduced by the amount of that excess.

                                                    Overcollateralization. Although the total principal balance of the mortgage loans is $_________, the trust is issuing only
                                                    $_________total principal amount of certificates. The remaining ___%
                                                    of the total principal balance of the mortgage loans will absorb losses on the mortgage loans before those losses affect the certificates. If the level of overcollateralization falls below what is required, the excess interest described in the next section will be paid to the certificates as principal. This will have the effect of reducing the principal balance of the certificates faster than the principal balance of the mortgage loans so that the required level of overcollateralization is reached.

                                                    Monthly Excess Cashflow. Because more interest is paid by the borrowers than is necessary to pay the interest earned on the certificates, there will be excess interest each month. Some of the excess interest will be used to pay interest on certificates that was previously earned but not paid, and some of the excess interest will be used to reimburse certificates for losses that they experienced previously.

Optional Termination...........................     The owner of the Class X Certificate has the option, or if the owner of the Class X Certificate does not exercise that option, the servicer has the option, to purchase all the mortgage loans and any properties that the trustee acquired in satisfaction of any of the mortgage loans. This option can be exercised only when the total principal balance of the mortgage loans, including the mortgage loans related to the properties which the trustee has acquired, is [10]% or less than the total principal balance of the mortgage loans on the cut-off date.  If the option is
                                                    exercised, your certificate will be retired early and you will be entitled to the following amounts:

                                                    o   the outstanding principal balance of your certificate;

                                                    o   one month's interest on that balance at the pass-through rate;

                                                    o   any interest previously earned but not paid; and

                                                    o   any LIBOR shortfall from all previous distribution dates.

                                                    You will receive the last two items only to the extent that there is enough cash to make those payments. See "Pooling and Servicing
                                                    Agreement - Termination" in this prospectus supplement.

Material Federal Income Tax
   Consequences................................     The trustee will elect to treat the assets of the trust fund as comprising several real estate mortgage investment conduits, or
                                                    REMICs, for federal income tax purposes.  In addition, under the terms of your certificate, you have the right to receive payments that will not be treated as having been paid by a REMIC.  For federal income tax purposes, that right will be treated as the right to receive payments under an interest rate cap contract.

                                                    For federal income tax reporting purposes, the offered certificates will not be treated as having been issued with original issue discount.

                                                    For further information regarding the federal income tax
                                                    consequences of investing in the offered certificates, see "Material
                                                    Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

Ratings........................................     The trust will not issue the certificates unless they receive the respective ratings set forth below from ________, and _____:

                                                     Class       _________              _______

                                                     A___            ___
                                                     M-1             ___                ___
                                                     M-2             ___                ___
                                                     B___            ___


                                                    See "Yield on the Certificates" and "Ratings" in this prospectus supplement and "Yield Considerations" in the prospectus.

Legal Investment...............................     The Class A and Class M-1 Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market
                                                    Enhancement Act of 1984  so long as they are rated in one of the two highest rating categories by at least one rating agency.  The
                                                    Class M-2 and Class B Certificates will not be "mortgage related securities" for purposes of SMMEA.  See "Legal Investment" in this prospectus supplement and in the prospectus.


ERISA Considerations...........................     If you are a fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income
                                                    Security Act of 1974, as amended, or Section 4975 of the Internal
                                                    Revenue Code you should review carefully with your lawyer whether you can buy or hold an offered certificate.  See "ERISA
                                                    Considerations" in this prospectus supplement and in the
                                                    prospectus.

                                 RISK FACTORS


In addition to the matters described elsewhere in this prospectus supplement and the prospectus, you should carefully consider the following risk factors before deciding to purchase a certificate.


Losses on securities may have a greater impact on holders of subordinated securities.


o If you buy a Class M-1, Class M-2 or Class B Certificate, you will not receive any payments on your certificate until the holders of the Class A Certificates have received all payments to which they are entitled. Additionally, payments on the Class M-2 Certificates will be subordinate to payments on the Class M-1 Certificates and payments on the Class B Certificates will be subordinate to payments on the Class M-1 and Class M-2 Certificates. As a result, the yield on your subordinated certificate will be sensitive to losses on the mortgage loans. This sensitivity increases with the subordination of a certificate, so that the yield on the Class B Certificate is the most sensitive. You should carefully consider the risk that you may lose all or a part of the money that you paid for the subordinated certificate if losses are greater than expected.

o If you buy a subordinated certificate you will not receive any principal distributions until _______ ____ at the earliest, unless the Class A Certificates have been paid down to zero before that date. As a result, your subordinated certificate will be outstanding longer than would be the case if principal were distributed on a proportionate basis among the Class A Certificates and the subordinated certificates. Because your subordinated certificate is outstanding longer, there is a greater period of time during which losses on the mortgage loans will affect your subordinated certificate. Therefore, the risk that you will lose all or part of the money you paid for the certificate also increases.


Mortgaged properties concentrated in a geographic region suffering from adverse economic conditions may result in losses to investors.


         o Mortgaged properties located in the State of _____ secure approximately _____% of the mortgage loans by aggregate principal balance as of the cut-off date. This geographic concentration might magnify the effect on the mortgage pool of adverse economic conditions in _______ and might increase the rate of delinquencies, defaults and losses on the mortgage loans more than would be the case if the mortgage properties were more geographically diversified. See "The Mortgage Pool--Underwriting Standards; Representations" in this prospectus supplement.


Book-entry registration certificates may have limited liquidity.


         o Since the certificates are being offered as book-entry securities, you may have difficulty selling, pledging or otherwise taking action with your certificate since some potential buyers may not want to buy a security for which they cannot receive a physical certificate and some potential buyers may not participate in the DTC, Clearstream or Euroclear systems. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in this prospectus supplement.


The receipt of distributions may be delayed because of the book-entry registration.


         o You may experience some delay in your receipt of distributions of interest and principal on certificates since those distributions will be forwarded by the trustee to DTC and DTC will credit those distributions to the accounts of its participants which will then credit them to your account. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in this prospectus supplement.


Mortgage loans with high loan-to-value ratios may result in losses to investors.


         o Approximately ____% of the mortgage loans, by aggregate principal balance as of the cut-off date, had a loan-to-value ratio at origination in excess of __% but less than or equal to __%, and the mortgage loans will not be covered by a primary mortgage insurance policy. Because the weighted average remaining term to maturity of the mortgage loans as of the cut-off date is approximately ___ months, most of the monthly payment made by the borrowers for a substantial period of time after the issuance of the certificates will be applied as interest and will not significantly reduce the balance of the loan. Therefore, mortgage loans with higher loan-to-value ratios will be more sensitive to declining property values than would those with lower loan-to-value ratios and may present a greater risk of loss. See "The Mortgage Pool--General" in this prospectus supplement.


The yield on the certificates may vary which will affect the availability of funds to pay the securities in full.


o Because the interest rates on the mortgage loans are based on the index while the pass-through rates on the offered certificates are based in part on one-month LIBOR and because the first adjustment date of many of the loans is more than six months after origination, one or more pass-through rates may be limited by the available funds pass-through rate. Although you are entitled to receive, to the extent funds are available, any related LIBOR shortfall, those funds might not be available or, if available, might not be sufficient. The ratings of the offered certificates do not address the likelihood of the payment of any LIBOR shortfall.

o Also, because the interest rates on the mortgage loans are based on the addition of a fixed number of basis points to the index, the resulting rates could be higher than market interest rates. If they are higher, prepayments may increase as borrowers refinance their mortgage loans at the lower rate.


If the mortgage loan originator becomes insolvent while in possession of the mortgage loans, the investors may suffer losses.


         o The depositor believes that the transfer of the mortgage loans by the mortgage loan originator to it constituted an absolute and unconditional sale. However, in the event of a bankruptcy of the mortgage loan originator at a time when it or any affiliate holds certificates, the trustee in bankruptcy could attempt to recharacterize the sale of the mortgage loans by the mortgage loan originator as a borrowing by the mortgage loan originator or the affiliate from the depositor, secured by a pledge of the mortgage loans. An attempt, even if unsuccessful, could result in delays in payments on the certificates. If an attempt were successful, the trustee in bankruptcy could elect to liquidate the mortgage loans and pay down the certificates early. Thus, you could lose the right to future payments of interest, and might suffer reinvestment loss in a lower interest rate environment. Brown & Wood LLP will deliver a legal opinion in connection with the issuance of the certificates to the effect that, in the event of the bankruptcy of the mortgage loan originator, a court would not hold that the transfer of the mortgage loans by the mortgage loan originator to the depositor is a loan secured by the mortgage loans rather than a sale of the ownership interest in the mortgage loans evidenced by the offered certificates.

        There is a Glossary on page S-_____ where you will find definitions of the capitalized terms used in this prospectus supplement.


                         THE MORTGAGE LOAN ORIGINATOR

         _________ is a ______________ headquartered in _______, ______, as mortgage loan originator. The information set forth in the following paragraphs has been provided by the mortgage loan originator and neither the depositor nor any other party makes any representation as to the accuracy or completeness of the information.

         [Specific information provided by the mortgage loan originator.]

                               THE MORTGAGE POOL

General

         The mortgage pool will consist of conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential real properties. The mortgage loans have original terms to maturity of __ years. The mortgage loans will consist of approximately _____ mortgage loans having an aggregate principal balance as of the cut-off date of approximately $________, after application of payments of principal due on or before the cut-off date, whether or not received.

         The mortgage loans are secured by mortgages or deeds of trust or other similar security instruments creating first liens on one- to four-family residential properties consisting of detached or semi-detached one- to four-family dwelling units, townhouses, individual condominium units and individual units in planned unit developments and manufactured housing. [The mortgage loans to be included in the mortgage pool were acquired by the depositor from Merrill Lynch Mortgage Capital, Inc., an affiliate, which acquired them from the mortgage loan originator.] See "--Underwriting Standards; Representations" in this prospectus supplement.

         All of the mortgage loans have scheduled monthly payments due on the first day of the month. Each mortgage loan is assumable upon transfer or sale of the mortgaged property by the related mortgagor if the purchaser or transferee meets the then current credit requirements of the mortgage loan originator.

         Approximately ____% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, each mortgage loan provides for payment of a prepayment charge on partial prepayments and all prepayments in full made within one year, two years, three years, four years or five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note and generally equals six months' interest on the amount of the prepayment in excess of __% of the original principal amount of the loan. Any prepayment charges received on the mortgage loans will not be available for distribution on the offered certificates.


         Each mortgage loan provides for semiannual adjustment to the mortgage rate on that mortgage loan and for corresponding adjustments to the monthly payment amount due on that mortgage loan, in each case on each adjustment date applicable to that mortgage loan; [provided, however, that in the case of approximately ____% of the mortgage loans, each a "two year delayed first adjustment date mortgage loan," the first adjustment date for each mortgage loan will occur after an initial period of two years from the origination of that mortgage loan; and in the case of approximately ____% of the mortgage loans, each a "one year delayed first adjustment date mortgage loan," the first adjustment date for each mortgage loan will occur after an initial period of one year from the origination of that mortgage loan]. On each adjustment date for each mortgage loan, the mortgage rate on that mortgage loan will be adjusted to equal the sum, rounded to the nearest multiple of ____%, of the index and a fixed percentage amount, or the "Gross Margin"; provided, however, that the mortgage rate on each mortgage loan generally will not increase or decrease by more than ___basis points, which is the periodic rate cap, on any related adjustment date other than on the first adjustment date and will not exceed a specified maximum mortgage rate over the life of that mortgage loan or be less than a specified minimum mortgage rate over the life of that mortgage loan. In general, the two year delayed first adjustment date mortgage loans have a periodic rate cap of ___ basis points for their first adjustment date and the one year delayed first adjustment date mortgage loans have a periodic rate cap of ___ basis points for their first adjustment date, while both have subsequent periodic rate caps of ___ basis points for each adjustment date after the first adjustment date and have a minimum mortgage rate equal to the related initial mortgage rate. Effective with the first monthly payment due on each adjustable rate mortgage loan after each related adjustment date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related mortgage loan over its remaining term, and pay interest at the mortgage rate as so adjusted. None of the mortgage loans permits the related mortgagor to convert the adjustable mortgage rate on those mortgage loans to a fixed mortgage rate.



Statistical Information

         Set forth below is summary statistical information regarding the mortgage loans expected to be included in the trust fund as of the closing date. All of the information is approximate and is given as of the cut-off date. Prior to the closing date, mortgage loans may be removed from the trust fund and other mortgage loans may be substituted for those mortgage loans. In addition, mortgage loans may be prepaid at any time. As a result, characteristics of the mortgage loans in the trust fund may vary from the characteristics set forth below as of the cut-off date.



                                           Principal Balances at Origination

                                                                     Aggregate
                                                                 Principal Balance                     % of
                                                      Number     Outstanding as of        Aggregate Current
Range of Origination Date Principal Balances        of Loans      the Cut-Off Date        Principal Balance
--------------------------------------------        --------     -----------------        -----------------

$0.01      -  $25,000.00                                              $                                     %
25,000.01  -   50,000.00
50,000.01  -   75,000.00
75,000.01  -  100,000.00
100,000.01 -  125,000.00
125,000.01 -  150,000.00
150,000.01 -  175,000.00
175,000.01 -  200,000.00
200,000.01 -  225,000.00
225,000.01 -  250,000.00
250,000.01 -  275,000.00
275,000.01 -  300,000.00
300,000.01 -  325,000.00
325,000.01 -  350,000.00
350,000.01 -  375,000.00
375,000.01 -  400,000.00
400,000.01 -  425,000.00
425,000.01 -  450,000.00
450,000.01 -  500,000.00
500,000.01 -  550,000.00
550,000.01 -  600,000.00
700,000.01 -  750,000.00                            ___________     _________________      ___________________
             Totals                                                   $                               100.00%



The average principal balance of the mortgage loans at origination was approximately $__________. No mortgage loan had a principal balance at origination greater than $_____________ or less than $______________.



                                      Principal Balances as of the Cut-Off Date


                                                                              Aggregate           % of Aggregate
                                                                      Principal Balance        Principal Balance
                                                            Number    Outstanding as of        Outstanding as of
Range of Cut-Off Date Principal Balances                  of Loans     the Cut-Off Date         the Cut-off Date
----------------------------------------                  --------     ----------------         ----------------
$0.01      -  $25,000.00                                                 $                                  %
25,000.01  -   50,000.00
50,000.01  -   75,000.00
75,000.01  -  100,000.00
100,000.01 -  125,000.00
125,000.01 -  150,000.00
150,000.01 -  175,000.00
175,000.01 -  200,000.00
200,000.01 -  225,000.00
225,000.01 -  250,000.00
250,000.01 -  275,000.00
275,000.01 -  300,000.00
300,000.01 -  325,000.00
325,000.01 -  350,000.00
350,000.01 -  375,000.00
375,000.01 -  400,000.00
400,000.01 -  425,000.00
425,000.01 -  450,000.00
450,000.01 -  500,000.00
500,000.01 -  550,000.00
550,000.01 -  600,000.00
700,000.01 -  750,000.00                                  ____________   ______________        ________________
             Totals                                                       $                           100.00%



The average principal balance of the mortgage loans as of the cut-off date was approximately $_________. No mortgage loan had a principal balance as of the cut-off date greater than $________ or less than $________.



                                                     Property Types

                                                                 Aggregate         % of Aggregate
                                                         Principal Balance      Principal Balance
                                           Number        Outstanding as of      Outstanding as of
Property Type                            of Loans         the Cut-Off Date       the Cut-off Date
-------------                            --------         ----------------       ----------------

Single Family                                                $                              %
Planned Unit Development
Condo
Two- to Four-Family
Manufactured Housing
                                          -------           --------------            -------
Total                                                        $                        100.00%


                                              Occupancy Status


                                                                 Aggregate         % of Aggregate
                                                         Principal Balance      Principal Balance
                                           Number        Outstanding as of      Outstanding as of
Occupancy                                of Loans         the Cut-Off Date       the Cut-off Date
Owner - Occupied                                             $                                  %
Non-owner - Occupied                      _______            _____________             ________
Total                                                        $                           100.00%



The occupancy status of a mortgaged property is as represented by the mortgagor in its loan application.





                                      Mortgage Rates as of the Cut-Off Date

                                                                  Aggregate         % of Aggregate
                                                          Principal Balance      Principal Balance
                                            Number        Outstanding as of      Outstanding as of
 Range of Mortgage Rates                  of Loans         the Cut-Off Date       the Cut-off Date
   6.500 -  6.999                                           $                              %
   7.000 -  7.499
   7.500 -  7.999
   8.000 -  8.499
   8.500 -  8.999
   9.000 -  9.499
   9.500 -  9.999
  10.000 - 10.499
  10.500 - 10.999
  11.000 - 11.499
  11.500 - 11.999
  12.000 - 12.499
  12.500 - 12.999                         __________        ______________             _________
  Total                                                    $                            100.00%


As of the cut-off date, the weighted average mortgage rate of the mortgage loans was approximately ______% per annum and ranged from ____% to ______%.





                                     Original Loan-to-Value Ratios

                                                                       Aggregate         % of Aggregate
                                                               Principal Balance      Principal Balance
                                                 Number        Outstanding as of      Outstanding as of
 Range  of  Original   Loan-to-Value           of Loans         the Cut-Off Date       the Cut-off Date
 -------------------------------------         --------         ----------------       ----------------
 Ratios

 10.01 - 20.00                                                     $                              %
 20.01 - 30.00
 30.01 - 40.00
 40.01 - 50.00
 50.01 - 60.00
 60.01 - 70.00
 70.01 - 80.00
 80.01 - 90.00
 90.01 - 99.99                                 ________            _____________          _________
 Total                                                             $                        100.00%



The weighted average loan-to-value ratio at origination of the mortgage loans was approximately ____%. No mortgage loan had a loan-to-value ratio at origination greater than ____% or less than ____%





                             Geographic Distribution of the Mortgaged Properties

                                                          Aggregate         % of Aggregate
                                                  Principal Balance      Principal Balance
                                   Number         Outstanding as of      Outstanding as of
    State                          of Loans        the Cut-Off Date       the Cut-off Date
    -----                          --------       ------------------     -----------------
    [Alabama                                           $                             %
    Arizona
    California
    Colorado
    Connecticut
    Florida
    Georgia
    Iowa
    Idaho
    Illinois
    Indiana
    Kansas
    Kentucky
    Louisiana
    Massachusetts
    Maryland
    Maine
    Michigan
    Minnesota
    Missouri
    Mississippi
    Montana
    North Carolina
    New Hampshire
    New Jersey
    New Mexico
    Nevada
    Ohio
    Oregon
    Pennsylvania
    Rhode Island
    Texas
    Utah
    Vermont
    Washington
    Wisconsin
    Wyoming]                        ___________          _____________    __________
    Total                                                $                      100%




                                                     Purpose of the Mortgage Loans

                                                                                    Aggregate         % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                              Number of     Outstanding as of      Outstanding as of
Loan Purpose                                                      Loans      the Cut-Off Date       the Cut-off Date
------------                                                  ---------      ----------------       ----------------
Purchase                                                                          $                               %
Cashout
Refinance                                                     _________          ____________         ____________

Total                                                                             $                         100.00%





                                                         Mortgage Loan Programs

                                                                                    Aggregate         % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                              Number of     Outstanding as of      Outstanding as of
Documentation                                                     Loans      the Cut-Off Date       the Cut-off Date
-------------                                                     -----      ----------------       ----------------
Full Documentation Program                                                        $                               %
No Income Verification
Limited Income Verification
Unknown                                                       _________          ____________           __________

Total                                                                             $                         100.00%


                                                   Mortgage Loan Risk Categories

                                                                                    Aggregate         % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                              Number of     Outstanding as of      Outstanding as of
Risk Categories                                                   Loans      the Cut-Off Date       the Cut-off Date
Direct Access                                                                     $                               %
B
A-
C
A1
D                                                            __________          ____________           __________

Total                                                                             $                         100.00%






                                                              Credit Bureau Risk Score

                                                                                    Aggregate         % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                              Number of     Outstanding as of      Outstanding as of
Credit Bureau Risk Score                                          Loans      the Cut-Off Date       the Cut-off Date
541-        560                                                                   $                               %
561-        580
581-        600
601-        620
621-        640
641-        660
661-        680
681-        700
701-        720
721-        740
741-        760
761-        780
781-        800                                             ___________          ____________          ___________

             Totals                                                               $                               %


The weighted average credit bureau risk score as of the cut-off date was approximately ____.



                                               Maximum Mortgage Rates

                                                                                    Aggregate         % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                           Number of        Outstanding as of      Outstanding as of
Maximum Mortgage Rate                                          Loans         the Cut-Off Date       the Cut-off Date
9.500- 9.999                                                                    $                                 %
12.500- 12.999
13.000- 13.499
13.500- 13.999
14.000- 14.499
14.500- 14.999
15.000- 15.499
15.500- 15.999
16.000- 16.499
16.500-16.999
17.000- 17.499
17.500- 17.999
18.000- 18.499
18.500- 18.999                                           ___________            _____________           __________

Total                                                                           $                           100.00%



The weighted average maximum mortgage rate of the mortgage loans as of the cut-off date was approximately ______% per annum and ranged from _______% to _______%.









                                                          Minimum Mortgage Rates


                                                                                    Aggregate       % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                           Number of        Outstanding as of    Outstanding as of
Minimum Mortgage Rates                                         Loans         the Cut-Off Date     the Cut-off Date

6.500 -  6.999                                                                    $                               %
7.000 -  7.499
7.500 -  7.999
8.000 -  8.499
8.500 -  8.999
9.000 -  9.499
9.500 -  9.999
10.000- 10.499
10.500- 10.999
11.000- 11.499
11.500- 11.999
12.000- 12.499
12.500- 12.999                                            __________           ______________        _____________

Total                                                                           $                           100.00%


                                                               Gross Margin

                                                                                    Aggregate          % of Aggregate
                                                                            Principal Balance       Principal Balance
                                                            Number of       Outstanding as of       Outstanding as of
Gross Margin                                                    Loans        the Cut-Off Date        the Cut-off Date
3.250- 3.499                                                                     $                                %
3.500- 3.749
3.750- 3.999
4.000- 4.249
4.250- 4.499
4.500- 4.749
4.750- 4.999
5.000- 5.249
5.250- 5.499
5.500- 5.749
5.750- 5.999
6.000- 6.249
6.250- 6.499
6.500- 6.749
6.750- 6.999
7.000- 7.249
7.250- 7.499
7.500- 7.749
7.750- 7.999
8.000- 8.249                                               __________           _____________          ____________

Total                                                                            $                          100.00%





                           Next Adjustment Dates for the Mortgage Loans

                                                                 Aggregate         % of Aggregate
                                                         Principal Balance      Principal Balance
                                           Number        Outstanding as of      Outstanding as of
 Month of Next Adjustment Date           of Loans         the Cut-Off Date       the Cut-off Date
 -----------------------------           --------         ----------------       ----------------
 -/--/--                                                     $                                 %
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----
 --/--/----                            ----------           --------------          -----------
              Totals                                         $                          100.00%



As of the cut-off date, the weighted average next adjustment date of the mortgage loans was ________ __, _____.



The Index

         As of any adjustment date, the index applicable to the determination of the mortgage rate on each mortgage loan will be the six-month LIBOR, which is the average of the interbank offered rates for six-month United States dollar deposits in the London market, as published in The Wall Street Journal and as most recently available as of the first business day of the month preceding the month of that adjustment date, as specified in the related mortgage note.

         In the event that the index becomes unavailable or otherwise unpublished, the servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

         The table below sets forth historical average rates of six-month LIBOR for the months indicated as made available from FNMA, which rates may differ from the rates of the index, which is six-month LIBOR as published in The Wall Street Journal as described above. The table does not purport to be representative of the subsequent rates of the index which will be used to determine the mortgage rate on each mortgage loan.



                                                                  Year
                          ________________________________________________________________________________________
Month                     ______     ______    ______    ______    ______    ______     ______    ______    ______

January                    %         %         %          %         %        %           %         %          %
February
March
April
May
June
July
August
September
October
November
December


Underwriting Standards; Representations

         The depositor acquired the mortgage loans from [Merrill Lynch Mortgage Capital Inc., an affiliate, which acquired the mortgage loans from] the mortgage loan originator pursuant to a master mortgage loan purchase and interim servicing agreement, dated as of _____ __, ____. All of the mortgage loans were originated or acquired by the mortgage loan originator, generally in accordance with the underwriting criteria described in this prospectus supplement. The information set forth in the following paragraphs has been provided by the mortgage loan originator and neither the depositor nor any other party makes any representation as to the accuracy or completeness of the information.

         [Mortgage loan originator's underwriting standards.]

         The mortgage loan originator will make representations and warranties with respect to the mortgage loans as of the closing date. The mortgage loan originator will be obligated to repurchase or substitute for mortgage loans in respect of which a material breach of the representations and warranties it has made has occurred, other than those breaches which have been cured. For a discussion of the representations and warranties made and the repurchase obligation, see "Description of the Agreements--Representations and Warranties; Repurchases" in the prospectus.

                           YIELD ON THE CERTIFICATES

Certain Shortfalls in Collections of Interest

         When a principal prepayment in full is made on a mortgage loan, the mortgagor is charged interest only for the period from the due date of the preceding monthly payment up to the date of that prepayment, instead of for a full month. When a partial principal prepayment is made on a mortgage loan, the mortgagor is charged interest on the amount of that prepayment up to the date of that prepayment and not for the balance of the month in which that prepayment is made. Principal prepayments in full received, and partial principal prepayments applied, from the first day of a month through the determination date in that month, other than the month of the cut-off date, will be distributed on the distribution date in the same month thereby eliminating any shortfall to certificateholders. Principal prepayments in full received and partial principal prepayments applied after the determination date in a month, or, in the case of the first distribution date, from the cut-off date through the thirtieth day of the month preceding that distribution date, will be distributed on the distribution date in the following month. Regarding Prepayment Interest Shortfalls, which are interest shortfalls attributable to the latter full and partial prepayments by the mortgagors on the mortgage loans, the servicer will be obligated to pay from its own funds those shortfalls, but only to the extent of its servicing fee for the related collection period. See "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement. In addition, the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, to any mortgage loan will adversely affect, for an indeterminate period of time, the ability of the servicer to collect full amounts of interest on that mortgage loan. The effect of any shortfalls resulting from the application of the Relief Act, will be to reduce the aggregate amount of interest collected that is available for distribution to certificateholders. See "Certain Legal Aspects of the Mortgage Loans--Soldiers' and Sailors' Civil Relief Act of 1940" in the prospectus.

General Prepayment Considerations

         The rate of principal payments on the offered certificates, the aggregate amount of distributions on the offered certificates and the yield to maturity of the offered certificates will be related to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of those mortgage loans as the same change to accommodate changes in the mortgage rates and by the rate of principal prepayments on those mortgage loans, including for this purpose payments resulting from refinancings, liquidations of the mortgage loans due to defaults, casualties, condemnations and repurchases, whether optional or required, by the depositor or the mortgage loan originator, as the case may be. The mortgage loans generally may be prepaid by the mortgagors at any time; however, as described under "The Mortgage Pool" in this prospectus supplement, with respect to a majority of the mortgage loans, a prepayment may subject the related mortgagor to a prepayment charge, which will not be available to holders of the offered certificates. In addition, the mortgage loans are assumable in connection with the conveyance of the related mortgaged property by persons who meet the then current credit standards of the servicer for mortgage loans similar to the mortgage loans.

         Prepayments, liquidations and repurchases of the mortgage loans will result in distributions in respect of principal to the holders of the offered certificates then entitled to receive those distributions that otherwise would be distributed over the remaining terms of the mortgage loans. See "Maturity and Prepayment Considerations" in the prospectus. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of factors, as described more fully in this prospectus supplement and in the prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations," no assurance can be given as to the rate or the rate of principal prepayments. The extent to which the yield to maturity of the offered certificates may vary from the anticipated yield will depend upon the degree to which those certificates are purchased at a discount or premium and the degree to which the timing of payments on those certificates is sensitive to prepayments on the mortgage loans. Further, in the case of offered certificates purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to the investor that is lower than the anticipated yield and, in the case of offered certificates purchased at a premium, an investor should consider the risk that a faster than anticipated rate of principal payments could result in an actual yield to the investor that is lower than the anticipated yield. In general, the earlier a prepayment of principal on the mortgage loans, the greater will be the effect on the yield to maturity of an investor in the offered certificates. As a result, the effect on an investor's yield of principal payments occurring on the mortgage loans at a rate higher, or lower, than the rate anticipated by the investor during the period immediately following the issuance of the offered certificates would not be fully offset by a subsequent like reduction, or increase, in the rate of principal payments.

         It is highly unlikely that the mortgage loans will prepay at any constant rate until maturity or that all of the mortgage loans will prepay at the same rate, and the prepayment charges imposed in connection with prepayments on the mortgage loans will have an uncertain effect on the rate and timing of prepayments on the mortgage loans. Moreover, the timing of prepayments on the mortgage loans may significantly affect the actual yield to maturity on the offered certificates, even if the average rate of principal payments experienced over time is consistent with an investor's expectation.

         The rate of payments, including prepayments, on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing mortgage rates fall significantly below the mortgage rates on the mortgage loans, the rate of prepayment, and refinancing, would be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the mortgage rates on the mortgage loans, the rate of prepayment on the mortgage loans would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. The existence of the periodic rate cap, maximum mortgage rates and minimum mortgage rates also may affect the prepayment experience on the mortgage loans. In addition, the prepayment experience on the delayed first adjustment date mortgage loans may differ from that on the other mortgage loans, especially as they approach their first adjustment date. At that time, the prepayment experience on the delayed first adjustment date mortgage loans may be more sensitive to relatively small changes in market interest rates. There can be no certainty as to the rate of prepayments on the mortgage loans during any period or over the life of the certificates. See "Yield Considerations" and "Maturity and Prepayment Considerations" in the prospectus.

         In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. In addition, default rates generally are higher for mortgage loans used to refinance an existing mortgage loan than on mortgage loans used to purchase a home. In the event of a mortgagor's default on a mortgage loan, other than as provided by the overcollateralization provisions of the trust fund, there can be no assurance that recourse will be available beyond the specific mortgaged property pledged as security for repayment. See "The Mortgage Pool--Underwriting Standards; Representations" in this prospectus supplement.

Special Yield Considerations with Respect to the Mortgage Loans

         The mortgage rates on the mortgage loans adjust semiannually, in the case of the delayed first adjustment date mortgage loans, after an initial period of one or two years, based upon the index, whereas the pass-through rates on the offered certificates adjust monthly based upon one-month LIBOR as described under "Description of the Certificates--Calculation of One-Month LIBOR" in this prospectus supplement, subject to the available funds pass-through rate. As a result, increases in the pass-through rates on the offered certificates may be limited for extended periods in a rising interest rate environment. In addition, because each pass-through rate is determined, to some extent, by the mortgage rates on the mortgage loans, disproportionate prepayments of mortgage loans with mortgage rates above the then current weighted average mortgage rate may adversely affect the pass-through rate on one or more classes of offered certificates by lowering the available funds pass-through rate. [Investors should note that approximately ____% of the mortgage loans are two year delayed first adjustment date mortgage loans and approximately ____% of the mortgage loans are one year delayed first adjustment date mortgage loans.] The interest due on the mortgage loans during any collection period may not equal the amount of interest that would accrue at one-month LIBOR plus the applicable pass-through margin during the related interest accrual period in which case the applicable pass-through rate will be limited to the available funds pass-through rate. Although holders of the offered certificates are entitled to receive from and to the limited extent of funds available for those certificates as described in this prospectus supplement, any related LIBOR carryover amount, there can be no assurance that funds will be available or, if available, sufficient for those purposes. The ratings of the offered certificates do not address the likelihood of the payment of any LIBOR carryover amount. Since the pass-through margin is different for each class of offered certificates, it is possible that, on any particular distribution date, the LIBOR Rate applicable to one or more classes of offered certificates, may be less than the available funds pass-through rate, while the LIBOR Rate applicable to one or more other classes of offered certificates may exceed the available funds pass-through rate. In addition, the index and one-month LIBOR may respond differently to economic and market factors. Thus, it is possible, that if both one-month LIBOR and the index rise during the same period, one-month LIBOR may rise more rapidly than the index or may rise higher than the index. In addition, the index and/or one-month LIBOR may not move at the same time or in the same direction as market interest rates generally. It is possible that market interest rates may fall at the same time that one-month LIBOR and/or the index is rising.

The Subordinated Certificates

         The weighted average lives of, and the yields to maturity on, the subordinated certificates, in increasing order of their numerical class designations, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by a holder of a subordinated certificate, the actual yield to maturity of that certificate may be lower than the yield expected by the holder based on that assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage pool are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Applied Realized Loss Amounts on the mortgage loans will reduce the class certificate balance of the applicable class of subordinated certificates, and if the subordinated certificates are no longer outstanding, will reduce the class certificate balance of the Class A Certificates, without the receipt of cash attributable to the reduction. As a result of the reductions, less interest will accrue on the class of subordinated certificates, or Class A Certificates, than otherwise would be the case.

         The Principal Remittance Amount includes the net proceeds in respect of principal received upon liquidation of a liquidated mortgage loan. If those net proceeds are less than the unpaid principal balance, the pool principal balance will decline more than the aggregate class certificate balance of the offered certificates, thereby reducing the overcollateralization amount. If the difference is not covered by the overcollateralization amount, or the application of the monthly excess cashflow amount, the class of subordinated certificates then outstanding with the highest numerical class designation will bear the loss as a result of the application of Applied Realized Loss Amounts. In addition, the subordinated certificates will not be entitled to any principal distributions prior to the Stepdown Date or during the continuation of a Trigger Event, unless all of the certificates with a higher payment priority have been paid in full. Because of the disproportionate distribution of principal of the Class A Certificates, depending on the timing of Realized Losses, the subordinated certificates may bear a disproportionate percentage of the Realized Losses on the mortgage loans.

         For all purposes, the Class B Certificates will be deemed to have the highest numerical class designation and the lowest payment priority of any class of subordinated certificates.

Weighted Average Lives

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of that security will be repaid to the investor. The weighted average lives of the offered certificates will be influenced by the rate at which principal on the mortgage loans is paid, which may be in the form of scheduled payments or prepayments, including prepayments of principal by the borrower as well as amounts received by virtue of condemnation, insurance or foreclosure with respect to the mortgage loans, and the timing of those payments.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement is the "Prepayment Assumption" which assumes a prepayment rate of __% CPR. The Constant Prepayment Rate model assumes that the outstanding principal balance of a pool of mortgage loans prepays at a specified constant annual rate or CPR. In generating monthly cash flows, this rate is converted to an equivalent constant monthly rate. To assume __% CPR or any other CPR percentage is to assume that the stated percentage of the outstanding principal balance of the pool is prepaid over the course of a year. No representation is made that the mortgage loans will prepay at __% CPR or at any other rate. Neither the prepayment model used in this prospectus supplement nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans included in the mortgage pool.

         The tables following the next paragraph indicate the percentage of the initial class certificate balance of each class of offered certificates that would be outstanding after each of the dates shown at various percentages of the Prepayment Assumption and the corresponding weighted average lives. The tables are based on the following "modeling assumptions":

          o the mortgage pool consists of mortgage loans with the characteristics set forth in the table below,

          o distributions on the certificates are received, in cash, on the 20th day of each month, commencing in __________________,


          o the mortgage loans prepay at the percentages of the Prepayment Assumption indicated,

          o no defaults or delinquencies occur in the payment by mortgagors of principal and interest on the mortgage loans and no shortfalls due to the application of the Relief Act are incurred,

          o none of the depositor, the mortgage loan originator, the holder of the Class X Certificates, the servicer or any other person purchases from the trust fund any mortgage loan pursuant to any obligation or option under the agreement, except as otherwise indicated in the tables,

          o scheduled monthly payments on the mortgage loans are received on the first day of each month commencing in ______ __, and are computed prior to giving effect to any prepayments received in the prior month, and the number of days of accrual on the mortgage loans in the first accrual period is the same as the number of days in the first interest accrual period for the certificates,

          o prepayments representing payment in full of individual mortgage loans are received on the last day of each month commencing in ______ ____, and include 30 days' interest,

          o the scheduled monthly payment for each mortgage loan is calculated based on its principal balance, mortgage rate, original term to maturity and remaining term to maturity so that the mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of that mortgage loan by its remaining term to maturity,

          o    the certificates are purchased on _______ __, ____,

          o the index remains constant at _______% per annum and the mortgage rate on each mortgage loan is adjusted on the next adjustment date, and on subsequent adjustment dates if necessary, to equal the index plus the applicable gross margin, subject to the applicable periodic rate cap,

          o    one-month LIBOR remains constant at ______% per annum,

          o the monthly payment on each mortgage loan is adjusted on the due date immediately following the next adjustment date, and on subsequent adjustment dates, if necessary, to equal a fully amortizing monthly payment as described above, and

          o    the expense fee rate is equal to ______% per annum.

         There will be discrepancies between the characteristics of the actual mortgage loans and the characteristics assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the initial class certificate balance outstanding, and the weighted average life, of each class of offered certificates set forth in the tables. In addition, since the actual mortgage loans will have characteristics that differ from those assumed in preparing the tables set forth below and, since it is not likely the level of the index will remain constant as assumed, each class of offered certificates may mature earlier or later than indicated by the tables. Variations in the prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial class certificate balances, and weighted average lives, shown in the following tables. Variations may occur even if the average prepayment experience of all mortgage loans equals any of the specified percentages of the Prepayment Assumption.



                                     Hypothetical Mortgage Loans (6 Month LIBOR):

                                                                                Original   Remaining     Periodic
                                                        Maximum     Minimum     Term to     Term to      Cap (%)
    Principal       Months to    Interest    Gross     Interest     Interest    Maturity   Maturity      Initial/
   Balance ($)     Rate Change    Rate %    Margin %    Rate %       Rate %     (Months)   (Months)     Subsequent
   -----------     -----------    -------   --------   --------     --------    --------   --------     ----------


         With respect to the information set forth in the table below, the weighted average life of a certificate is determined by:

          o multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related distribution date,

          o    adding the results and

          o dividing the sum by the initial certificate principal balance of the certificate.

         In addition, the weighted average life of a certificate assumes the majority holder of the residual certificates exercises its option to purchase the mortgage loans when the aggregate principal balance of the mortgage loans and REO properties remaining is [10]% of cut-off date pool principal balance. See "Pooling and Servicing Agreement--Termination" in this prospectus supplement. Also, the information assumes that the certificates remain outstanding to their maturity date.



                                                       Class A Certificates
                                  ----------------------------------------------------------------------------------
Distribution Date                 0%      15% CPR      20% CPR      25% CPR      30% CPR     35% CPR      40% CPR
-----------------                 ---     -------      -------      -------      -------     -------      ----------
                                 CPR
Initial Percentage
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
Weighted Avg. Life in Years
Weighted Avg. Life in Years


         With respect to the information set forth in the table below, the weighted average life of a certificate is determined by:

          o multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related distribution date,

          o    adding the results and

          o dividing the sum by the initial certificate principal balance of the certificate.

In addition, the weighted average life of a certificate assumes the majority holder of the residual certificates exercises its option to purchase the mortgage loans when the aggregate principal balance of the mortgage loans and REO properties remaining is [10]% of cut-off date pool principal balance. See "Pooling and Servicing Agreement--Termination" in this prospectus supplement. Also, the information assumes that the certificates remain outstanding to their maturity date.


                                                                Class M-1 Certificates
                              -----------------------------------------------------------------------------------
Distribution Date              0% CPR     15% CPR      20% CPR      25% CPR      30% CPR     35% CPR      40% CPR
-----------------              ------     -------      -------      -------      -------     -------      -------
    Initial Percentage
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
Weighted Avg. Life in Years
Weighted Avg. Life in Years



         With respect to the information set forth in the table below, the weighted average life of a certificate is determined by:

          o multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related distribution date,

          o    adding the results and

          o dividing the sum by the initial certificate principal balance of the certificate.

In addition, the weighted average life of a certificate assumes the majority holder of the residual certificates exercises its option to purchase the mortgage loans when the aggregate principal balance of the mortgage loans and REO properties remaining is [10]% of cut-off date pool principal balance. See "Pooling and Servicing Agreement--Termination" in this prospectus supplement. Also, the information assumes that the certificates remain outstanding to their maturity date.



                                                               Class M-2 Certificates
                                 ---------------------------------------------------------------------------------
Distribution Date                 0% CPR   15% CPR     20% CPR      25% CPR      30% CPR     35% CPR      40% CPR
-----------------                 ------   -------     -------      -------      -------     -------      -------
    Initial Percentage
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
Weighted Avg. Life in Years
Weighted Avg. Life in Years


With respect to the information set forth in the table below, the weighted average life of a certificate is determined by:

          o multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related distribution date,

          o    adding the results and

          o dividing the sum by the initial certificate principal balance of the certificate.

In addition, the weighted average life of a certificate assumes the majority holder of the residual certificates exercises its option to purchase the mortgage loans when the aggregate principal balance of the mortgage loans and REO properties remaining is [10]% of cut-off date pool principal balance. See "Pooling and Servicing Agreement--Termination" in this prospectus supplement. Also, the information assumes that the certificates remain outstanding to their maturity date.



                                                       Class B Certificates
                               ----------------------------------------------------------------------------------
Distribution Date                0% CPR    15% CPR     20% CPR      25% CPR     30% CPR      35% CPR      40% CPR
-----------------                ------    -------     -------      -------     -------      -------      -------
    Initial Percentage
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
Weighted Avg. Life in Years
Weighted Avg. Life in Years


         There is no assurance that prepayments of the mortgage loans will conform to any of the levels of the Prepayment Assumption indicated in the table above, or to any other level, or that the actual weighted average life of any class of offered certificates will conform to any of the weighted average lives set forth in the table above. Furthermore, the information contained in the table with respect to the weighted average lives is not necessarily indicative of the weighted average lives that might be calculated or projected under different or varying prepayment or index level assumptions. The characteristics of the mortgage loan will differ from those assumed in preparing the table above. In addition, it is unlikely that any mortgage loan will prepay at any constant percentage until maturity, that all of the mortgage loans will prepay at the same rate or that the level of the index will remain constant or any level for any period of time. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments and the level of the index is consistent with the expectations of investors.

Final Scheduled Distribution Dates

         The final scheduled distribution date of each class of offered certificates is set forth under "Summary of Prospectus Supplement." The final scheduled distribution date for the Class A Certificates has been calculated on the basis of the modeling assumptions and the assumptions that there are no prepayments and no monthly excess interest amounts are used to create overcollateralization. The final scheduled distribution date for each other class of offered certificates has been set to equal the distribution date in the thirteenth month after the month of maturity of the latest maturing mortgage loan. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment, including prepayments, of the mortgage loans, the class certificate balance of any class could be reduced to zero significantly earlier or later than the final scheduled distribution date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans.

                                          DESCRIPTION OF THE CERTIFICATES

General

         The certificates will consist of:

          o    the Class A Certificates,

          o the Class M-1 Certificates and the Class M-2 Certificates, collectively, the "mezzanine certificates,"

          o the Class B Certificates, collectively with the mezzanine certificates, the "subordinated certificates,"

          o    the Class BB Certificates,

          o    the Class X Certificates, and

          o    the Class R Certificates, or the "residual certificates."

         It should be noted that the residual certificates with the Class BB Certificates and the Class X Certificates are collectively referred to as the "non-offered certificates." Only the Class A Certificates and the subordinated certificates, or the "offered certificates," are offered hereby. The non-offered certificates, which are not being offered hereby, may be sold at any time on or after the closing date in accordance with the agreement.

         The certificates represent in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of a pool of conventional, one- to four-family, first lien mortgage loans having original terms to maturity of 30 years. The Class A Certificates evidence an initial beneficial interest in the trust fund of ____% and the Class M-1, Class M-2 and Class B Certificates evidence initial beneficial interests in the trust fund of ___%, ___% and ___%, respectively.

         The "class certificate balance" of any class of certificates as of any distribution date is the initial class certificate balance of that class of certificates reduced by the sum of:

          o all amounts previously distributed to holders of certificates of that class as payments of principal and

          o in the case of any class of offered certificates, any Applied Realized Loss Amounts allocated to that class.

         All distributions to holders of the offered certificates, other than the final distribution on the offered certificates, will be made by or on behalf of the trustee to the persons in whose names those offered certificates are registered at the close of business on each record date. Distributions will be made either:

          o by check mailed to the address of each certificateholder as it appears in the certificate register or

          o upon written request to the trustee at least five business days prior to the relevant record date by any holder of offered certificates having an aggregate initial certificate principal balance that is in excess of $__________ by wire transfer in immediately available funds to the account of that certificateholder specified in the request.

         The final distribution on any class of offered certificates will be made in like manner, but only upon presentment and surrender of the certificates at the corporate trust office of the trustee or any other location specified in the notice to certificateholders of the final distribution.

Book-Entry Registration and Definitive Certificates

         The offered certificates will be issued, maintained and transferred on the book-entry records of DTC and its participants in minimum denominations of $100,000 and integral multiples of $1,000 in excess of $100,000. The offered certificates will initially be represented by one or more global certificates registered in the name of the nominee of DTC, except as provided below. The depositor has been informed by DTC that DTC's nominee will be Cede & Co. No certificate owner will be entitled to receive a certificate representing that person's interest, except as set forth below. Unless and until definitive certificates are issued under the limited circumstances described in this prospectus supplement, all references to actions by certificateholders with respect to the offered certificates refer to actions taken by DTC upon instructions from its participants, and all references in this prospectus supplement to distributions, notices, reports and statements to certificateholders with respect to the offered certificates refer to distributions, notices, reports and statements to DTC or Cede & Co., as the registered holder of the offered certificates, for distribution to certificate owners in accordance with DTC procedures.

         Holders of offered certificates may hold their certificates through DTC, in the United States, or Clearstream or the Euroclear system in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system, in Europe, if they are participants of those systems, or indirectly through organizations which are participants in those systems.

         Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold those positions in customers' securities accounts in the depositaries' names on the books of DTC. _______ will act as depositary for Clearstream and ________will act as depositary for Euroclear. Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the UCC and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to others like banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.


         Beneficial owners of the offered certificates or prospective owners, as the case may be, that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in the offered certificates may do so only through participants and indirect participants. In addition, certificate owners will receive all distributions of principal and interest on the offered certificates from the trustee or the applicable paying agent through DTC and its participants. Under a book-entry format, certificateholders may receive payments after the related distribution date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC on each date, DTC will forward those payments to its participants which then will be required to forward them to indirect participants or certificate owners. The only "certificateholder," as the term is used in the agreement, will be Cede & Co., as nominee of DTC, and the certificate owners will not be recognized by the trustee as certificateholders under the agreement. Certificate owners will be permitted to exercise the rights of certificate owners under the agreement only indirectly through DTC and its participants who in turn will exercise their rights though DTC.



         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the certificates and is required to receive and transmit distributions of principal of and interest on the certificates. Participants and indirect participants with which certificate owners have accounts with respect to the certificates similarly are required to make book-entry transfers and receive and transmit those payments on behalf of their respective certificate owners.

         Because DTC can act only on behalf of participants, who in turn act on behalf of indirect participants and other entities, the ability of a certificate owner to pledge certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of those certificates, may be limited due to the lack of a physical certificate for those certificates.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary; however, cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in the system in accordance with its rules and procedures and within its established deadlines, European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the depositaries.

         Because of time-zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Credits or any transactions in those securities settled during the processing will be reported to the relevant Euroclear or Clearstream participants on that business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

         Clearstream Banking is a duly licensed bank organized as a "societe anonyme", limited company, under the laws of Luxembourg. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 28 currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulation by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Indirect access to Clearstream is also available to others, like banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services including lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York, as Euroclear operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation. All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, and not the cooperative. The cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks, central banks, securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly. The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear system and applicable Belgian law. The Terms and Conditions govern transfers of securities and cash with Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific clearance accounts. The Euroclear operator acts under the Terms and Conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

         Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. Distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences." Clearstream or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a certificateholder under the agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to its depositary's ability to effect those actions on its behalf through DTC.

         Although DTC, Clearstream and Euroclear have agreed to the procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform those procedures and those procedures may be discontinued at any time.

         DTC has advised the depositor that it will take any action permitted to be taken by a certificateholder under the agreement only at the direction of one or more participants to whose account with DTC the certificates are credited.

         Certificates initially issued as book-entry certificates will be issued as definitive certificates only if:

          o DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as nominee and depository with respect to the certificates and the servicer is unable to locate a qualified successor or

          o the depositor, at its option, elects to terminate the book-entry system through DTC or

          o if holders of offered certificates evidencing not less than 51% of the voting rights advise the trustee in writing that the continuation of a book-entry system through DTC, or a successor to DTC, to the exclusion of any physical certificates being issued to certificate owners is no longer in the best interests of certificate owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all participants of the availability through DTC of definitive certificates for the certificates. Upon surrender by DTC of the certificate or certificates representing those certificates and instructions for registration, the trustee will issue those certificates in the form of definitive certificates as certificateholders under the agreement and those holders of definitive certificates will deal directly with the trustee with respect to transfers, notices and distributions. In the event that definitive certificates are issued or DTC ceases to be the clearing agency for the certificates, the agreement will provide that the applicable certificateholders will be notified of that event.

Calculation of One-Month LIBOR

         The pass-through rates for the first interest distribution date will be determined on the second business day preceding the closing date and for each subsequent distribution date will be determined on the second business day prior to the immediately preceding distribution date. The trustee will determine the one-month LIBOR, which is the London interbank offered rate for one-month U.S. dollar deposits, for the next interest accrual period on the basis of the offered rates of the reference banks for one-month U.S. dollar deposits, as those rates appear on the Telerate Page 3750, as of 11:00 a.m., London time, on that interest determination date. As used in this section:
"business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service, or any other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks; and "reference banks" means leading banks selected by the trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

          o    with an established place of business in London,

          o whose quotations appear on the Telerate Page 3750 on the interest determination date in question,

          o    which have been designated by the trustee and

          o whichare not controlling, controlled by, or under common control with, the depositor or the mortgage loan originator.

         On each interest determination date, one-month LIBOR for the related interest accrual period will be established by the trustee as follows:

          o If on the interest determination date two or more reference banks provide the offered quotations, one-month LIBOR for the related interest accrual period shall be the arithmetic mean of the offered quotations, rounded upwards if necessary to the nearest whole multiple of 0.001%.

          o If on the interest determination date fewer than two reference banks provide the offered quotations, one-month LIBOR for the related interest accrual period shall be the higher of:

               o one-month LIBOR as determined on the previous interest determination date and

               o the Reserve Interest Rate. The "reserve interest rate" shall be the rate per annum that the trustee determines to be either:

                    o the arithmetic mean, rounded upwards if necessary to the nearest whole multiple of 0.001%, of the one-month U.S. dollar lending rates which New York City banks selected by the trustee are quoting on the relevant interest determination date to the principal London offices of leading banks in the London interbank market or, in the event that the trustee can determine no arithmetic mean or

                    o the lowest one-month U.S. dollar lending rate which New York City banks selected by the trustee are quoting on the interest determination date to leading European banks.

         The establishment of one-month LIBOR on each interest determination date by the trustee and the trustee's calculation of the rate of interest applicable to each class of offered certificates for the related interest accrual period shall, in the absence of manifest error, be final and binding.

Interest Distributions

         On each distribution date the Interest Remittance Amount will be distributed in the following order of priority:

          o    First, to the trustee, the trustee fee;

          o Second, to the holders of the Class A Certificates, the related accrued certificate interest plus the Class A interest carry forward amount;

          o Third, to the extent of the Interest Remittance Amount then remaining, to the holders of the Class M-1 Certificates, the related accrued certificate Interest;

          o Fourth, to the extent of the Interest Remittance Amount then remaining, to the holders of the Class M-2 Certificates, the related accrued certificate interest;

          o Fifth, to the extent of the Interest Remittance Amount then remaining, to the holders of the Class B Certificates, the related accrued certificate interest; and

          o Sixth, the amount, if any, of the Interest Remittance Amount remaining in the certificate account after application with respect to the priorities set forth above is defined as the "Monthly Excess Interest Amount" for the distribution date and will be applied under "--Application of Monthly Excess Cashflow Amounts."

         "Interest Remittance Amount" means, as of any determination date, the sum, without duplication, of:

          o all interest due and collected or advanced during the related collection period on the mortgage loans, less the servicing fee, amounts available for reimbursement of monthly advances and servicing advances under "-Advances" and other reimbursable expenses pursuant to the agreement,

          o all compensating interest paid by the servicer on the determination date and

          o the portion of any payment in connection with any substitution, purchase price or Net Liquidation Proceeds relating to interest; provided that with respect to the first collection period, the Interest Remittance Amount shall be reduced by an amount equal to five days of interest due and collected or advanced on the mortgage loans.

         The "interest accrual period" for any distribution date is the period from the distribution date in the month immediately preceding the month in which the distribution date occurs, or, in the case of the first distribution date, from the closing date, through the day before that distribution date. All distributions of interest will be based on a 360-day year and the actual number of days in the applicable interest accrual period.

Pass-Through Rates

         The pass-through rate on each class of offered certificates on each distribution date will be a rate per annum equal to the least of:

          o one-month LIBOR, as defined in this prospectus supplement, plus the applicable pass-through margin, or the LIBOR Rate,

          o the available funds pass-through rate for the distribution date, and

          o the weighted average expense adjusted maximum mortgage rate for all mortgage loans.

         The "pass-through margin" for each class of offered certificates will be as set forth below; provided, however, that for each interest accrual period beginning after the distribution date on which the aggregate stated principal balance, as defined in this prospectus supplement, of the mortgage loans is [10]% or less of the stated principal balance of the mortgage loans as of the cut-off date each pass-through margin will be doubled for the senior certificates and increased by __% for the subordinated certificates:

                   Class                         Pass-Through Margin
                   A                                    ___%
                   M-1                                  ___%
                   M-2                                  ___%
                   B                                    ___%

         The "available funds pass-through rate" will be, with respect to any distribution date, the per annum rate equal to the percentage obtained by dividing:

          o the amount of interest that accrued on the mortgage loans in respect of the related collection period at the weighted average of the related mortgage rates applicable to monthly payments due on those mortgage loans during that collection period, reduced by the Expense Fee Rate, by

          o    the product of:

               o    the aggregate class certificate balance and

               o the actual number of days elapsed during the interest accrual period divided by 360.

         The "expense adjusted maximum mortgage rate" on any mortgage loan is equal to the applicable maximum mortgage rate on the mortgage loan minus the sum of:

          o    the trustee fee rate, and

          o    the servicing fee rate.

         For any distribution date, the trustee fee rate is _____% per annum and the servicing fee rate is ___% per annum.

         The pass-through rate on each class of offered certificates for the current interest accrual period, to the extent it has been determined, and for the immediately preceding interest accrual period may be obtained by telephoning the trustee at (___) ___-____.

Principal Distributions

         With respect to each distribution date before the Stepdown Date or with respect to which a Trigger Event is in effect, holders of the Class A Certificates will be entitled to receive 100% of the Principal Distribution Amount for that distribution date until the class certificate balance of those certificates has been reduced to zero.

         In the event that on any distribution date on or after the Stepdown Date on which a Trigger Event is in effect the holders of the Class A Certificates will be entitled to receive 100% of the Principal Distribution Amount until the class certificate balance of the Class A Certificates has been reduced to zero. Once the class certificate balance of the Class A Certificates has been reduced to zero, the holders of the Class M-1 Certificates will be entitled to receive 100% of the Principal Distribution Amount for the distribution date until the class certificate balance of the Class M-1 Certificates has been reduced to zero. Similarly if the class certificate balance of the Class M-1 Certificates has been reduced to zero, the holders of the Class M-2 Certificates will be entitled to receive 100% of the Principal Distribution Amount until the class certificate balance of the Class M-2 Certificates has been reduced to zero. Finally, if the class certificate balance of the Class M-2 Certificates has been reduced to zero, the holders of the Class B Certificates will be entitled to receive 100% of the Principal Distribution Amount until the class certificate balance of the Class B Certificates has been reduced to zero.

         With respect to each distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the holders of all classes of offered certificates will be entitled to receive payments of principal, in the order of priority and in the amounts set forth below and to the extent of the Principal Distribution Amount:

          o    First, the lesser of:

               o    the Principal Distribution Amount and

               o the Class A Principal Distribution Amount will be distributed to the Class A Certificates, until the class certificate balance of those certificates has been reduced to zero;

          o    Second, the lesser of:

               o    the excess of:

                    o    the Principal Distribution Amount over

                    o the amount distributed to the Class A Certificates in first clause above and

               o the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the class certificate balance of those certificates has been reduced to zero;

          o    Third, the lesser of:

               o    the excess of:

                    o    the Principal Distribution Amount over:

                    o the sum of the amount distributed to the Class A Certificates in the first clause above and the amount distributed to the Class M-1 Certificates in the second clause above and

               o the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the class certificate balance of those certificates has been reduced to zero;

          o    Fourth, the lesser of:

               o    the excess of:

                    o    the Principal Distribution Amount over:

                    o the sum of the amount distributed to the Class A Certificates pursuant to the first clause above, the amount distributed to the Class M-1 Certificates pursuant to the second clause above and the amount distributed to the Class M-2 Certificates pursuant to the third clause above and

               o the Class B Principal Distribution Amount will be distributed to the Class B Certificates, until the class certificate balance of those certificates has been reduced to zero; and

          o Fifth, any amount of the Principal Remittance Amount remaining after making all of the distributions in the first, second, third and fourth clauses above will be included as part of the monthly excess cashflow amount and will be applied under "--Application of Monthly Excess Cashflow Amounts."

         The following terms will have the respective meanings set forth below.

         "Class A Principal Distribution Amount" means as of any distribution date:

          o prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of:

               o    100% of the Principal Distribution Amount and

               o the class certificate balance of the Class A Certificates and

          o on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of:

               o the class certificate balance of the Class A Certificates immediately prior to such distribution date over:

                    o    the lesser of:

                         o    the product of:

                              o    approximately ___% and

                              o the pool principal balance as of the last day of the related collection period and

                              o the pool principal balance as of the last day of the related collection period minus $-------.

         "Class M-1 Principal Distribution Amount" means as of any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of:

          o    the sum of:

               o the class certificate balance of the Class A Certificates, after taking into account the payment of the Class A Principal Distribution Amount on the distribution date, and

               o the class certificate balance of the Class M-1 Certificates immediately prior to such distribution date over

          o    the lesser of:

               o    the product of:

                    o    approximately ___% and

                    o the pool principal balance as of the last day of the related collection period and

               o the pool principal balance as of the last day of the related collection period minus $--------.

         "Class M-2 Principal Distribution Amount" means as of any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of:

          o    the sum of

               o the class certificate balance of the Class A Certificates, after taking into account the payment of the Class A Principal Distribution Amount on the distribution date,

               o the class certificate balance of the Class M-1 Certificates, after taking into account the payment of the Class M-1 Principal Distribution Amount on the distribution date and

               o the class certificate balance of the Class M-2 Certificates immediately prior to the distribution date over

          o    the lesser of

               o    the product of

                    o    approximately ___% and

                    o the pool principal balance as of the last day of the related collection period and

               o the pool principal balance as of the last day of the related collection period minus $-------.

         "Class B Principal Distribution Amount" means as of any distribution date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of:

          o    the sum of:

               o the class certificate balance of the Class A Certificates, after taking into account the payment of the Class A Principal Distribution Amount on the distribution date,

               o the class certificate balance of the Class M-1 Certificates, after taking into account the payment of the Class M-1 Principal Distribution Amount on the distribution date,

               o the class certificate balance of the Class M-2 Certificates, after taking into account the payment of the Class M-2 Principal Distribution Amount on the distribution date, and

               o the class certificate balance of the Class B Certificates immediately prior to such distribution date over

          o    the lesser of:

               o    the product of:

                    o    approximately ___% and

                    o the pool principal balance as of the last day of the related collection period and

               o the pool principal balance as of the last day of the related collection period minus o $-------.

         "Extra Principal Distribution Amount" means, as of any distribution date, the lesser of:

          o the Monthly Excess Interest Amount for such distribution date and

          o the Overcollateralization Deficiency for the distribution date, provided that on the first distribution date principal due during the period from the cut-off date to the related determination date will be distributed, which will reduce the amount available on the distribution date for distribution as Extra Principal Distribution Amount.

         "Liquidated Mortgage Loan" means as to any distribution date, a mortgage loan with respect to which the servicer has determined, in accordance with the servicing procedures specified in the agreement, as of the end of the preceding collection period, that all Liquidation Proceeds which it expects to recover with respect to that mortgage loan have been recovered.

         "Overcollateralization Amount" means as of any distribution date the excess, if any, of:

          o the pool principal balance as of the last day of the immediately preceding collection period over

          o the aggregate class certificate balance of all classes of offered certificates, after taking into account all distributions of principal on the distribution date.

         "Overcollateralization Deficiency" means, as of any distribution date, the excess, if any, of:

          o the Targeted Overcollateralization Amount for the distribution date over

          o the Overcollateralization Amount for the distribution date, calculated for this purpose after taking into account the reduction on the distribution date of the class certificate balances of all classes of the offered certificates resulting from the distribution of the Principal Remittance Amount, but not the Extra Principal Distribution Amount, on the distribution date, but prior to taking into account any Applied Realized Loss Amounts on the distribution date.

         "Overcollateralization Release Amount" means, with respect to any distribution date after the Stepdown Date on which a Trigger Event is not in effect, the lesser of:

          o    the Principal Remittance Amount for such distribution date and

          o    the excess, if any, of:

               o the Overcollateralization Amount for the distribution date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the offered certificates on the distribution date, over

               o the Targeted Overcollateralization Amount for the distribution date.

         "Principal Distribution Amount" means as of any distribution date, the sum of:

          o the Principal Remittance Amount, minus, for distribution dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any, and

          o    the Extra Principal Distribution Amount, if any.


         "Principal Remittance Amount" means, with respect to any distribution date, to the extent of funds available for the Principal Remittance Amount as described in this prospectus supplement the amount equal to the sum, less certain amounts available for reimbursement of monthly advances and servicing advances under "-Advances" and certain other reimbursable expenses pursuant to the agreement, of the following amounts, without duplication, with respect to the immediately preceding collection period:

          o each payment of principal on a mortgage loan received by the servicer during such collection period, including all full and partial principal prepayments and any advances with respect thereto,

          o the Net Liquidation Proceeds allocable to principal actually collected by the servicer during the related collection period,

          o the portion of the purchase price allocable to principal of all repurchased defective mortgage loans with respect to such collection period and

          o any substitution adjustment amounts received on or prior to the previous determination date and not yet distributed.

         "Senior Enhancement Percentage" for any distribution date is the percentage obtained by dividing:

          o    the sum of:

               o the aggregate class certificate balance of the subordinated certificates and

               o the Overcollateralization Amount, in each case after taking into account the distribution of the Principal Distribution Amount on the distribution date by

          o the pool principal balance as of the last day of the related collection period.

         "Senior Specified Enhancement Percentage" on any date of determination means 30.50%.

         "60+ Day Delinquent Loan" means each Mortgagee Loan with respect to which any portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, without giving effect to any grace period, each mortgage loan in foreclosure, all REO Property and each mortgage loan for which the mortgagor has filed for bankruptcy.

         "Stepdown Date" means the earlier to occur of:

          o    the later to occur of:

               o    the distribution date in _______ ____ and

               o the first distribution date on which the Senior Enhancement Percentage, after taking into account distributions of principal on such distribution date, is greater than or equal to the Senior Specified Enhancement Percentage and

          o the distribution date on which the class certificate balance of the Class A Certificates has been reduced to zero.

         "Targeted Overcollateralization Amount" means as of any distribution date,

          o prior to the Stepdown Date, ___% of the initial class certificate balance of the pool principal balance and

          o on and after the Stepdown Date and assuming a Trigger Event is not in effect, the greater of

               o __% of the pool principal balance as of the last day of the related collection period and

               o $_______. If a Trigger Event is in effect on and after the Stepdown Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the immediately preceding distribution date.

         A "Trigger Event" has occurred on a distribution date if the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds one-half of the Senior Enhancement Percentage; provided, that if the class certificate balance of the Class A Certificates has been reduced to zero, a Trigger Event will have occurred if the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds ____%.

Credit Enhancement

         The credit enhancement consists of the subordination of the subordinated certificates to the Class A Certificates, the further subordination of each other class of subordinated certificates that is junior in priority of distribution, the priority of the application of the Applied Realized Loss Amounts and the overcollateralization provisions of the trust fund as described in this prospectus supplement.

         The rights of the holders of the subordinated certificates to receive distributions with respect to the mortgage loans will be subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the Class A Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates of the full amount of their scheduled monthly payment of interest and principal and to afford those certificateholders protection against Realized Losses. The protection afforded to the holders of the Class A Certificates by means of the subordination of the subordinated certificates will be accomplished by the preferential right of the holders of the Class A Certificates to receive, prior to any distribution being made on a distribution date in respect of the subordinated certificates, the amounts of interest due them and principal available for distribution on the distribution date.

         In addition, the rights of the holders of the Class M-2 and Class B Certificates to receive distributions will be subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the Class A Certificates and the Class M-1 Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates and the Class M-1 Certificates of the amount of interest due them and principal available for distribution and to afford the certificateholders with protection against losses.

         The rights of the holders of the Class B Certificates to receive distributions will be subordinated in the same manner to the rights of the holders of the Class A Certificates, the Class M-1 Certificates and the Class M-2 Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates, the Class M-1 Certificates and the Class M-2 Certificates of the amount of interest due them and principal available for distribution and to afford the certificateholders with protection against losses.

         The protection afforded to the Class B Certificateholders against losses is provided by the Overcollateralization Amount and the Monthly Excess Cashflow Amounts.

Allocation of Losses

         If a mortgage loan becomes a liquidated mortgage loan during a collection period, the Net Liquidation Proceeds relating to that mortgage loan and allocated to principal may be less than the stated principal balance of that mortgage loan. The amount of that insufficiency is a "Realized Loss." Realized Losses will, in effect, be absorbed first by the Class R Certificates, through the application of the monthly excess interest amount to fund that deficiency, as well as through a reduction in the Overcollateralization Amount.

         If, after giving effect to the distribution of the Principal Distribution Amount on any distribution date the aggregate class certificate balance of the offered certificates exceeds the pool principal balance as of the end of the related collection period, the excess will be allocated against the Class B, Class M-2, Class M-1 and Class A Certificates, in that order and until the respective class certificate balances of those certificates are reduced to zero. Any allocation of the excess in reduction of a class certificate balance is referred to as an "Applied Realized Loss Amount." Any reduction of a class certificate balance will not be reversed or reinstated. However, on future distribution dates, certificateholders of the related class may receive amounts in respect of prior reductions in the related class certificate balances. Subsequent payments will be applied in the reverse of the order set forth above.

Application of Monthly Excess Cashflow Amounts

         The weighted average available funds pass-through rate for the mortgage loans is generally expected to be higher than the weighted average of the pass-through rates on the offered certificates, thus generating excess interest collections which, in the absence of losses, will not be necessary to fund interest distributions on the offered certificates. This excess interest for a collection period, together with interest on the Overcollateralization Amount itself, is the "Monthly Excess Interest Amount."

         The required level of overcollateralization for any distribution date is the Targeted Overcollateralization Amount. The Targeted
Overcollateralization Amount is initially, i.e., prior to the Stepdown Date, $________.

         If Realized Losses not accounted for by an application of the monthly excess interest amount occur, those Realized Losses will result in an Overcollateralization Deficiency, since it will reduce the pool principal balance without giving rise to a corresponding reduction of the aggregate class certificate balance. The cashflow priorities of the trust fund require that, in this situation, an extra Principal Distribution Amount be paid, subject to the availability of any monthly excess cashflow amount in subsequent months, for the purpose of re-establishing the Overcollateralization Amount at the then-required Targeted Overcollateralization Amount.

         On and after the Stepdown Date and assuming that a Trigger Event is not in effect, the Targeted Overcollateralization Amount may be permitted to decrease or "step-down." If the Targeted Overcollateralization Amount is permitted to "step-down" on a distribution date, the agreement permits a portion of the Principal Remittance Amount for that distribution date not to be passed through as a distribution of principal on that distribution date. This has the effect of decelerating the amortization of the offered certificates relative to the pool principal balance, thereby reducing the actual level of the Overcollateralization Amount to the new, lower Targeted Overcollateralization Amount. This portion of the Principal Remittance Amount not distributed as principal on the offered certificates therefore releases overcollateralization from the trust fund. The amount of the releases are the "Overcollateralization Release Amounts."

         On any distribution date, the sum of the monthly excess interest amount and the Overcollateralization Release Amount is the "monthly excess cashflow amount," which is required to be applied in the following order of priority on the distribution date:

          o    to fund the Class A interest carry forward amount, if any;

          o to fund the extra Principal Distribution Amount for the distribution date;

          o    to fund the Class M-1 interest carry forward amount, if any;

          o to fund the Class M-1 Realized Loss Amortization Amount for the distribution date;

          o    to fund the Class M-2 interest carry forward amount, if any;

          o to fund the Class M-2 Realized Loss Amortization Amount for the distribution date;

          o    to fund the Class B interest carry forward amount, if any;

          o to fund the Class B Realized Loss Amortization Amount for the distribution date;

          o to fund the aggregate amount of LIBOR carryover amount, among all classes of offered certificates in proportion to the respective LIBOR carryover amounts for each class in the same priority order as interest distributions;

          o    to fund a distribution to the holders of the Class B
               Certificates;

          o    to fund a distribution to the holders of the Class X
               Certificates; and

          o    to fund a distribution to the holders of the Class R
               Certificates.

         For purposes of the foregoing, the following terms will have the respective meanings set forth below.

         "Class B Applied Realized Loss Amount" means, as to the Class B Certificates and as of any distribution date, the lesser of:

          o the class certificate balance of those certificates, after taking into account distribution of the Principal Distribution Amount, but prior to the application of the Class B Applied Realized Loss Amount, if any, on the distribution date, and

          o    the Applied Realized Loss Amount as of the distribution date.

         "Class B Realized Loss Amortization Amount" means, as to the Class B Certificates and as of any distribution date, the lesser of:

          o the Class B Unpaid Realized Loss Amount as of such distribution date and

          o    the excess of:

          o    the Monthly Excess Cashflow Amount over

          o the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount, the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class M-1 Interest Carry Forward Amount, the Class M-2 Interest Carry Forward Amount and the Class B Interest Carry Forward Amount, in each case for the distribution date.

         "Class M-1 Applied Realized Loss Amount" means, as to the Class M-1 Certificates and as of any distribution date, the lesser of:

          o the class certificate balance, after taking into account the distribution of the Principal Distribution Amount on such distribution date, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any, on the distribution date, and

          o    the excess of:

               o the Applied Realized Loss Amount as of the distribution date over

               o the sum of the Class M-2 Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of the distribution date.

         "Class M-1 Realized Loss Amortization Amount" means, as to the Class M-1 Certificates and as of any distribution date, the lesser of:

          o the Class M-1 Unpaid Realized Loss Amount as of such distribution date and

          o    the excess of:

               o    the Monthly Excess Cashflow Amount over

               o the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount and the Class M-1 Interest Carry Forward Amount, in each case for the distribution date.

         "Class M-2 Applied Realized Loss Amount" means, as to the Class M-2 Certificates and as of any distribution date, the lesser of:

          o the class certificate balance, after taking into account the distribution of the Principal Distribution Amount on such distribution date, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any, on the distribution date, and

          o    the excess of:

               o the related Applied Realized Loss Amount as of such distribution date over

               o the Class B Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of the distribution date.

         "Class M-2 Realized Loss Amortization Amount" means, as to the Class M-2 Certificates and as of any distribution date, the lesser of:

          o the Class M-2 Unpaid Realized Loss Amount as of such distribution date and

          o    the excess of:

               o    the Monthly Excess Cashflow Amount over

               o the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount, the Class M-1 Interest Carry Forward Amount, the Class M-1 Realized Loss Amortization Amount and the related Class M-2 Interest Carry Forward Amount, in each case for the distribution date.

         "Unpaid Realized Loss Amount" means for any class of subordinated certificates and as to any distribution date, the excess of:

          o the aggregate cumulative amount of related Applied Realized Loss Amounts with respect to that class for all prior distribution dates over

          o the aggregate, cumulative amount of related Realized Loss Amortization Amounts with respect to that class for all prior distribution dates.

Monthly Advances

         Subject to the following limitations, the servicer will be obligated to advance or cause to be advanced by the servicer before each distribution date its own funds in an amount equal to the aggregate of all payments of principal and interest, net of the servicing fee rate, that were due during the related collection period on the mortgage loans and that were delinquent on the related determination date, plus amounts representing assumed payments not covered by any current net income on the mortgage properties acquired by foreclosure or deed in lieu of foreclosure.

         Monthly advances are required to be made only to the extent they are deemed by the servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making monthly advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. The servicer will not be required to make any monthly advances with respect to reductions in the amount of the monthly payments on the mortgage loans due to bankruptcy proceedings or the application of the Relief Act.

         All monthly advances will be reimbursable to the servicer from late collections, insurance proceeds and liquidation proceeds from the mortgage loan as to which the unreimbursed monthly advances were made. In addition, any monthly advances or servicing advances previously made in respect of any mortgage loan that are deemed by the servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the servicer out of any funds in the collection account prior to the distributions on the certificates. In the event the servicer fails in its obligations to make any advance, the trustee will be obligated to make any advance, to the extent required in the agreement.

                        POOLING AND SERVICING AGREEMENT

General

         The certificates will be issued pursuant to the agreement, a form of which is filed as an exhibit to the registration statement. The trust fund created under the agreement will consist of:

          o all of the depositor's right, title and interest in the mortgage loans, the related mortgage notes, o Mortgages and other related documents,

          o all payments on or collections in respect of the mortgage loans received after the cut-off date, other than payments due on or before the cut-off date, together with any proceeds of those payments,

          o any mortgage properties acquired on behalf of certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received on those mortgaged properties,

          o the rights of the trustee under all insurance policies required to be maintained pursuant to the agreement and

          o the rights of the depositor under the mortgage loan purchase agreement between the depositor and the mortgage loan originator.

         Reference is made to the prospectus for important information in addition to that set forth in this prospectus supplement regarding the trust fund, the terms and conditions of the agreement and the offered certificates. The offered certificates will be transferable and exchangeable at the corporate trust offices of the trustee, located in _______, ______. The depositor will provide to a prospective or actual certificateholder without charge, on written request, a copy, without exhibits, of the agreement. Requests should be addressed to the Secretary, Merrill Lynch Mortgage Investors, Inc.

Assignment of the Mortgage Loans

         The depositor will deliver to the trustee with respect to each mortgage loan:

          o the original mortgage note endorsed without recourse to the trustee to reflect the transfer of the mortgage loan,

          o the original mortgage with evidence of recording indicated on the original mortgage and

          o an original assignment of the Mortgage in recordable form to the trustee, reflecting the transfer of the mortgage loan.

         Assignments of mortgage loans are required to be recorded by or on behalf of the depositor in the appropriate offices for real property records. The trustee, concurrently with the depositor's assignment, will deliver the certificates to the depositor in exchange for the mortgage loans.

The Servicer

         The mortgage loans will be serviced on behalf of the trust fund by _______, a _______, as servicer. The information set forth in the following paragraphs has been provided by the servicer and neither the depositor nor any other party makes any representation as to the accuracy or completeness of the information.

         [Specific information as provided by the servicer.]

         Delinquency and Foreclosure Experience. The following table sets forth the delinquency and foreclosure experience of the mortgage loans serviced by the servicer as of the date indicated. The servicer's portfolio of mortgage loans may differ significantly from the mortgage loans in terms of interest rates, principal balances, geographic distribution, types of properties and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans. The actual delinquency experience on the mortgage loans will depend, among other things, upon the value of the real estate securing the mortgage loans and the ability of the related mortgagor to make required payments. It should be noted that the servicer's business emphasizes to a degree the acquisition of servicing rights with respect to non-performing and subperforming mortgage loans, and the servicer has been an active participant in the market for the servicing rights over the past several months. The acquisition of the servicing rights may have affected the delinquency and foreclosure experience of the servicer in the period ending on _______ __, ____ as compared with the period ending on _______ __, ____.

         With respect to the information set forth in the table below, the table shows mortgage loans which were delinquent or for which foreclosure proceedings had been instituted as of the date indicated. With respect to REO properties, the principal balance is at the time of foreclosure. In addition, no mortgage loan is included in this table as delinquent until it is 30 days past due. The table is exclusive of the number of loans and principal balance shown in period of delinquency.




                                      Delinquency and Foreclosure Experience(1)


                                           As of ____ __, ____                               As of ____ __, ____
                                ---------------------------------------------     ------------------------------------------

                                                                   % by                                             % by
                                  No. of      Principal          Principal         No. of       Principal        Principal
                                   Loans      Balance(2)          Balance           Loans        Balance2         Balance
                                              ----------          -------          ------        --------         -------
Current Loans                                   $                      %                          $
Period of Delinquency3
   30-59                                                              %
   60-89                                                               %
   90 Days or More                              __________             %           ______          _________        _____
     Total Delinquencies                                               %
Foreclosure/Bankruptcies                                               %
Real Estate Owned                                                      %
                                  ---------------------------------------------    ----------------------------------------
Total Portfolio                                $                  100.0%                            $               100.00%
                                  =======      ==========         ======            =======         ========        =======






                                             As of ______ __, ____
                                 ------------------------------------------

                                                              % by
                                 No. of        Principal        Principal
                                 Loans         Balance(2)        Balance
                                 ------        ----------       ----------
Current Loans                                   $                       %
Period of Delinquency(3)
   30-59                                                                %
   60-89                                                                %
   90 Days or More               _______          ________      ________%
     Total Delinquencies                                                %
Foreclosure/Bankruptcies(4)                                             %
Real Estate Owned                                                       %
                                 ------------------------------------------
Total Portfolio                                   $                100.0%
                                 ========         =========    ==========

         It is unlikely that the delinquency experience of the mortgage loans comprising the mortgage pool will correspond to the delinquency experience of the servicer's mortgage portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for the servicer's mortgage servicing portfolio, which may differ substantially from the mortgage pool with respect to credit underwriting standards and other factors, only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans comprising the mortgage pool will depend on the results obtained over the life of the mortgage pool. There can be no assurance that the mortgage loans comprising the mortgage pool will perform in a manner consistent with the delinquency or foreclosure experience described in this prospectus supplement. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the servicer. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage pool.

The Trustee

         __________ will act as trustee for the certificates pursuant to the agreement. The trustee's offices for notices under the agreement are located at ________, ______, _____ _____, and its telephone number is (___) ___-____.
The principal compensation to be paid to the trustee in respect of its obligations under the agreement will be equal to accrued interest at the trustee fee rate of _____% per annum on the stated principal balance of each mortgage loan. The agreement will provide that the trustee and any director, officer, employee or agent of the trustee will be indemnified by the trust fund and will be held harmless against any loss, liability or expense, not including expenses, disbursements and advances incurred or made by the trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the trustee's performance in accordance with the provisions of the agreement, incurred by the trustee arising out of or in connection with the acceptance or administration of its obligations and duties under the agreement, other than any loss, liability or expense:

          o resulting from the servicer's actions or omissions in connection with the agreement and the mortgage loans,

          o that constitutes a specific liability of the trustee under the agreement or

          o incurred by reason of willful misfeasance, bad faith or negligence in the performance of the trustee's duties under the agreement or as a result of a breach, or by reason of reckless disregard, of the trustee's obligations and duties under the agreement.

Servicing and Other Compensation and Payment of Expenses

         The principal compensation to be paid to the servicer in respect of it servicing activities for the certificates will be equal to accrued interest at the servicing fee rate of ___% per annum, in each case with respect to each mortgage loan on the stated principal balance of each mortgage loan. As additional servicing compensation, the servicer is entitled to retain all assumption fees, late payment charges and other fees and charges, other than prepayment penalties, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the certificate account and any escrow accounts. The servicer will be obligated to offset any Prepayment Interest Shortfall on any distribution date to the extent of the servicing fee for that distribution date. The servicer is obligated to pay insurance premiums and ongoing expenses associated with the mortgage pool and incurred by the servicer in connection with its responsibilities with respect to the mortgage loans and is entitled to reimbursement for those expenses as provided in the agreement.

Voting Rights

         Actions specified in the prospectus that may be taken by holders of certificates evidencing a specified percentage of all undivided interests in the trust fund may be taken by holders of certificates entitled in the aggregate to that percentage of voting rights. The percentage of the voting rights allocated among holders of the offered certificates, other than the Class X Certificates, will be __%; the percentage of the voting rights allocated to the holders of the Class X Certificates will be __%; and the percentage of the voting rights allocated among holders of the Class R Certificates will be _%. The voting rights allocated to each class of certificates will be allocated among all holders of each class in proportion to the outstanding certificate principal balance of those certificates.

Termination

         The circumstances under which the obligations created by the agreement will terminate in respect of the certificates are described in "Description of the Certificates--Termination" in the prospectus. The depositor will have the right to purchase all remaining mortgage loans and any properties acquired in respect of those mortgage loans and thereby effect early retirement of the certificates on any distribution date following the collection period during which the aggregate principal balance of the mortgage loans and the properties at the time of purchase is [10]% or less of the cut-off date pool principal balance. In the event the depositor exercises that option, the purchase price payable in connection with that option generally will be equal to par plus accrued interest for each mortgage loan at the related mortgage rate to but not including the first day of the month in which the repurchase price is distributed. In the event the depositor exercises that option, the portion of the purchase price allocable to the each class of offered certificates will be, to the extent of available funds:


          o 100% of the then outstanding class certificate balance of those certificates, plus


          o one month's interest on the then outstanding class certificate balance of those certificates at the then applicable pass-through rate, plus


          o any previously accrued but unpaid interest on those certificates, plus


          o    any related LIBOR carryover amount.

         In no event will the trust created by the agreement continue beyond the expiration of 21 years from the death of the survivor of the persons named in the agreement. See "Description of the Certificates--Termination" in the prospectus.

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

General

         The trust agreement provides that the trust fund, exclusive of the rights of the offered certificates to receive interest payments in excess of the weighted average interest rate that accrued on the mortgage loans in respect of the related collection period, as the "cap contract," which is held by the trust fund in the basis risk reserve fund, will comprise multiple REMICs organized in a tiered REMIC structure. Each lower tier REMIC will issue uncertificated regular interests and those interests will be held entirely by the REMIC immediately above it in the tiered structure. Each of the lower tier REMICs and the upper tier REMIC will designate a single class of interests as the residual interest in that REMIC. The Class R Certificate will represent beneficial ownership of the residual interests in each of the REMICs. Elections will be made to treat each lower tier REMIC and the upper tier REMIC as a REMIC for federal income tax purposes.

         Each class of offered certificates and the Class X Certificates will represent beneficial ownership of a corresponding class of regular interests issued by the upper tier REMIC. In addition, each of the offered certificates will represent a beneficial interest in the right to receive payments under the cap contract from the basis risk reserve fund.

         Upon the issuance of the offered certificates, Brown & Wood LLP, as tax counsel, will deliver its opinion to the effect that, assuming compliance with the trust agreement, for federal income tax purposes, each lower tier REMIC and the upper tier REMIC will qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended. In addition, tax counsel will deliver an opinion to the effect that the basis risk reserve fund is an "outside reserve fund" that is beneficially owned by the holders of the Class X certificates. Moreover, tax counsel will deliver an opinion to the effect that the rights of the holders of the offered certificates to receive payments from the basis risk reserve fund represent, for federal income tax purposes, interests in an interest rate cap contract.

Taxation of Regular Interests

         A holder of a class of offered certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of regular interest in the upper tier REMIC and an interest in the cap contract. A holder of an offered certificate must allocate its purchase price for the offered certificate between its two components - the REMIC Regular Interest component and the cap contract component. For information reporting purposes, the trustee will assume that, with respect to any offered certificate, the cap contract component will have only nominal value relative to the value of the Regular Interest component. The Internal Revenue Service could, however, argue that the cap contract component has a greater value than that allocated, and if that argument were to be sustained, the Regular Interest component could be viewed as having been issued with an additional amount of original issue discount, which could cause the total amount of OID to exceed a statutorily defined de minimis amount. See "Material Federal Income Tax Consequences - Taxation of Owners REMIC Regular Certificates - Original Issue Discount and Premium" in the prospectus.

         For federal income tax reporting purposes, it is expected that the offered certificates will not be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, premium and market discount, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the mortgage loans will prepay at a constant rate of __% CPR. No representation is made that the mortgage loans will prepay at the rate or at any other rate. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the prospectus.

         The IRS has issued regulations under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Purchasers of the offered certificates should be aware that the OID regulations do not adequately address issues relevant to, or are not applicable to, securities like the offered certificates. Because of the uncertainty concerning the application of Section 1272(a)(6) of the Code to the certificates, and because the rules of the OID regulations relating to debt instruments having an adjustable rate of interest are limited in their application in ways that could preclude their application to the certificates even in the absence of Section 1272(a)(6) of the Code, the IRS could assert that the offered certificates should be treated as issued with original issue discount or should be governed by the rules applicable to debt instruments having contingent payments or by some other manner not yet set forth in regulations. Prospective purchasers of the offered certificates are advised to consult their tax advisors concerning the tax treatment of those certificates.

         It appears that a reasonable method of reporting original issue discount with respect to the offered certificates if those certificates are required to be treated as issued with original issue discount generally would be to report all income with respect to those certificates as original issue discount for each period, computing the original issue discount:

          o by assuming that the value of the applicable index will remain constant for purposes of determining the original yield to maturity of, and projecting future distributions on those certificates, thereby treating those certificates as fixed rate instruments to which the original issue discount computation rules described in the prospectus can be applied, and

          o by accounting for any positive or negative variation in the actual value of the applicable index in any period from its assumed value as a current adjustment to original issue discount with respect to that period. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the prospectus.

         Upon the sale, exchange, or other disposition of an offered certificate, the holder must allocate the amount realized between the two components of the offered certificate based on the relative fair market values of those components at the time of sale. Assuming that an offered certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the cap contract component should be capital gain or loss, and gain or loss on the disposition of the Regular Interest component should, subject to the limitation described below, be capital gain or loss. Gain attributable to the Regular Interest component of an offered certificate will be treated as ordinary income, however, to the extent the gain does not exceed the excess, if any, of:

          o the amount that would have been includible in the holder's gross income with respect to the Regular Interest component had income on that amount accrued at a rate equal to 110% of the applicable federal rate as defined in Section 1274(d) of the Code determined as of the date of purchase of the offered certificate over

          o    the amount actually included in the holder's income.

         The offered certificates will be treated as assets described in
Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(4)(A) of the Code, generally in the same proportion that the assets in the trust fund would be so treated. In addition, interest on the offered certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code, generally to the extent that the offered certificates are treated as "real estate assets" under
Section 856(c)(4)(A) of the Code. Investors are cautioned that since the offered certificates comprise rights in addition to the rights under the offered Regular Interests, the offered certificates will not in their entirety constitute assets described in Section 7701(a)(19) of the Code or real estate assets described in Section 856(c)(4)(A) of the Code, and income earned on the offered regular certificates will qualify as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code only to the extent that the income reflects the income so qualifying earned by the offered Regular Interests. The offered certificates also will not be treated as "qualified mortgages" under Section 860G(a)(3) of the Code in their entirety and may not be appropriate investments for REMICs. See "Material Federal Income Tax Consequences--REMICs-- Characterization of Investments in REMIC Certificates" in the prospectus.

         As indicated above, a portion of the purchase price paid by a holder to acquire an offered certificate will be attributable to the cap contract component of that offered certificate. The portion of the overall purchase price attributable to the cap contract component must be amortized over the life of an offered certificate, taking into account the declining balance of the related Regular Interest component. Treasury regulations concerning notional principal contracts provide alternative methods for amortizing the purchase price of an interest rate cap contract. Under one method - the level yield constant interest method - the price paid for an interest rate cap is amortized over the life of the cap as though it were the principal amount of a loan bearing interest at a reasonable rate. Holders are urged to consult their tax advisors concerning the methods that can be employed to amortize the portion of the purchase price paid for the cap contract component of an offered certificate.

         Any payments made to a holder from the basis risk reserve fund will be treated as periodic payments on an interest rate cap contract. To the extent the sum of the periodic payments for a year exceeds that year's amortized costs of the cap contract components, the excess is ordinary income. If for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, the excess is allowable as an ordinary deduction.

         It is not anticipated that the trust fund will engage in any transactions that would subject it to the prohibited transactions tax as defined in Section 860F(a)(2) of the Code, the contributions tax as defined in
Section 860G(d) of the Code or the tax on net income from foreclosure property as defined in Section 860G(c) of the Code. However, in the event that any tax is imposed on the trust fund, that tax will be borne:

          o by the trustee, if the trustee has breached its obligations with respect to REMIC compliance under the agreement,

          o the servicer, if the servicer has breached its obligations with respect to REMIC compliance under the agreement, and

          o otherwise by the trust fund, with a resulting reduction in amounts otherwise distributable to holders of the offered certificates. See "Description of the Certificates--General" and "Material Federal Income Tax Consequences--REMICs--Prohibited Transactions Tax and Other Taxes" in the prospectus.

         The responsibility for filing annual federal information returns and other reports will be borne by the trustee and/or the servicer. See "Material Federal Income Tax Consequences--REMICs--Reporting and Other Administrative Matters" in the prospectus.

         For further information regarding the federal income tax consequences of investing in the offered certificates, see "Material Federal Income Tax Consequences--REMICs" in the prospectus.

                                USE OF PROCEEDS

         Substantially all of the net proceeds to be received from the sale of the offered certificates will be applied by the depositor to the purchase price of the mortgage loans and expenses connected with pooling the mortgage loans and issuing the certificates.

                                 UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement relating to the offered certificates, the depositor has agreed to sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter, and the underwriter has agreed to purchase the offered certificates.

         In the underwriting agreement, the underwriter has agreed, subject to the terms and conditions set forth in this prospectus supplement, to purchase all of the offered certificates offered hereby, if any are purchased.

         The distribution of the offered certificates by the underwriter will be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The underwriter may effect those transactions by selling the offered certificates to or through dealers, and those dealers may receive from the underwriter, for whom they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The underwriter and any dealers that participate with the underwriter in the distribution of the offered certificates may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the offered certificates positioned by them, may be deemed to be underwriting discounts and commissions under the Act.

         The depositor has agreed to indemnify the underwriter against, or make contributions to the underwriter with respect to, liabilities, including liabilities under the Securities Act of 1933, as amended.

         [All of the mortgage loans evidenced by the certificates have been acquired by the depositor from Merrill Lynch Mortgage Capital Inc., an affiliate, which acquired them in a privately negotiated transaction with the mortgage loan originator.]

         The depositor is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                 LEGAL MATTERS

         Legal matters relating to the offered certificates will be passed upon for the depositor and the underwriter by Brown & Wood LLP, New York, New York.

                                    RATINGS

         It is a condition to the issuance of the offered certificates that they receive the respective ratings set forth below from ________ and ________, as rating agencies:

            Class                 _______              ______
            -----

            A                       ___                  ___
            M-1                     ___                  ___
            M-2                     ___                  ___
            B                       ___                  ___

         The ratings of the rating agencies assigned to mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which those certificateholders are entitled. The rating process addresses structural and legal aspects associated with the certificates, including the nature of the underlying mortgage loans. The ratings assigned to mortgage pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which those prepayments will differ from that originally anticipated. The ratings do not address the likelihood of the payment of any LIBOR carryover amount.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the offered certificates are subsequently lowered for any reason, no person or entity is obligated to provide any additional credit support or credit enhancement with respect to the offered certificates.

         The depositor has not requested that any rating agency rate the offered certificates other than as stated above. However, there can be no assurance as to whether any other rating agency will rate the offered certificates, or, if it does, what rating would be assigned by any other rating agency. A rating on the offered certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the offered certificates as stated above.

                               LEGAL INVESTMENT

         The Class A and Class M-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and are legal investments for entities to the extent provided in SMMEA. SMMEA provided the states could override its provisions on legal investment and restrict or condition investment in mortgage related securities by taking statutory action on or prior to October 3, 1991. Some states have enacted legislation which overrides the preemption provisions of SMMEA. The Class M-2 and Class B Certificates will not be "mortgage related securities" for purposes of SMMEA.

         The depositor makes no representation as to the proper characterization of the offered certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment restrictions. The uncertainties may adversely affect the liquidity of the offered certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and the extent to which the offered certificates constitute a legal investment under SMMEA or are subject to investment, capital or other restrictions. See "Legal Investment" in the prospectus.

                             ERISA CONSIDERATIONS

         A fiduciary of any employee benefit plan or other retirement plans or arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of offered certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code.

         The U.S. Department of Labor issued an individual exemption, Prohibited Transaction Exemption 90-29, on May 24, 1990, to the underwriter which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on the prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and
Section 502(i) of ERISA, some transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an underwriter, as in this prospectus supplement after defined, provided that the conditions set forth in the Exemption are satisfied. For purposes of this discussion, the term "underwriter" shall include:

          o    Merrill Lynch, Pierce, Fenner & Smith Incorporated,

          o any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Merrill Lynch, Pierce, Fenner & Smith Incorporated and

          o any member of the underwriting syndicate or selling group of which a person described above is a manager or co-manager with respect to the Class A Certificates.

         The Exemption sets forth seven general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder.

          o First, the acquisition of the Class A Certificates by employee benefit plans subject to Section 4975 of the Code, each, a "Plan", must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

          o Second, the rights and interests evidenced by the Class A Certificates must not be subordinate to the rights and interests evidenced by the other certificates of the same trust.

          o Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., or Fitch, Inc.

          o Fourth, the trustee cannot be an affiliate of any member of the "Restricted Group," which consists of any underwriter, the depositor, the servicer, each sub-servicer and any mortgagor with respect to the mortgage loans constituting more than 5% of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of the Class A Certificates.

          o Fifth, the sum of all payments made to and retained by the underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the depositor pursuant to the assignment of the mortgage loans to the trust fund must represent not more than the fair market value of those obligations; the sum of all payments made to and retained by the servicer and any sub-servicer must represent not more than reasonable compensation for that person's services under the agreement and reimbursement of that person's reasonable compensation for that person's services under the agreement and reimbursement of that person's reasonable expenses in connection therewith.

          o Sixth, the investing Plan must be an accredited investor as defined in Rule 501 (a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

          o    Seventh:

               o the investment pool consists only of assets of the type enumerated in the Exemption and which have been included in other investment pools;

               o certificates evidencing interests in the other investment pools have been rated in one of the three highest generic rating categories by one of the national credit rating agencies for at least one year prior to a Plan's acquisition of certificates; and

               o certificates evidencing interests in the other investment pools have been purchased by investors other than Plans for at least one year prior to a Plan's acquisition of certificates. See "ERISA Considerations" in the prospectus.

         In addition, the Exemption will not apply to a Plan's investment in Class A Certificates if the plan fiduciary responsible for the decision to invest in Class A Certificates is a mortgagor or obligor with respect to more than 5% of the fair market value of the obligations constituting the mortgage loans or an affiliate of that person, unless:

          o in the case of an acquisition in connection with the initial o issuance of any certificates, at least 50% of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the trust is acquired by persons independent of the Restricted Group;

          o the Plan's investment in any class of certificates does not exceed 25% of the outstanding certificates of that class at the time of acquisition;

          o immediately after the acquisition, no more than 25% of the Plan assets with respect to which the investing fiduciary has discretionary authority or renders investment advice are invested in certificates evidencing interest in trusts sponsored or containing assets sold or serviced by the same entity; and

          o    the Plan is not sponsored by any member of the Restricted
               Group.

         Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm:

          o that the certificates constitute "certificates" for purposes of the Exemption and

          o that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied.

         Because the characteristics of the Class M-1, Class M-2 and Class B Certificates may not meet the requirements of the Exemption or any other issued exemption under ERISA, the purchase and holding of the Class M-1, Class M-2 and Class B Certificates by a Plan or by individual retirement accounts or other plans subject to Section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, transfers of the Class M-1, Class M-2 and Class B Certificates will not be registered by the trustee unless the trustee receives:

          o a representation from the transferee of the certificate, acceptable to and in form and substance satisfactory to the trustee, to the effect that the transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any plan or arrangement nor using the assets of any plan or arrangement to effect the transfer;

          o if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing the certificates with funds contained in an "insurance company general account," as the term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), and that the purchase and holding of the certificates are covered under PTCE 95-60; or

          o an opinion of counsel satisfactory to the trustee that the purchase or holding of the certificate by a Plan, any person acting on behalf of a Plan or using the Plan's assets, will not result in the assets of the trust fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the trustee to any obligation in addition to those undertaken in the agreement.

         The representation as described above shall be deemed to have been made to the trustee by a beneficial owner's acceptance of a Class M-1, Class M-2 or Class B Certificate in book-entry form. In the event that the representation is violated, or any attempt to transfer to a Plan or person acting on behalf of a Plan or using the Plan's assets is attempted without the opinion of counsel, the attempted transfer or acquisition shall be void and of no effect.

         Any Plan fiduciary considering whether to purchase an offered certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment.

                                   Glossary

         Whenever used in this prospectus supplement, the following terms have the following meanings:

         "Constant Prepayment Rate" means a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

         "Exemption" means Prohibited Transaction Exemption 90-29, Application No. D-8012, 55 Fed Reg. 21459 (1990) granted by the DOL to Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         "LIBOR Rate" means the rate for United States dollar deposits for one month which appear on the Telerate Screen LIBO Page 3750 as of 11:00 A.M., London time, on the second business day prior to the first day of any interest period relating to the certificates, or the second business day prior to the closing date, in the case of the first distribution date; provided, that, if that rate does not appear on that page or the other page as may replace that page on that service, or if that service is no longer offered, the other service for displaying the LIBOR rate or comparable rates as may be reasonably selected by the seller, after consultation with the trustee, the rate will be the [Reference Bank Rate]; provided further, that if no quotations can be obtained and no [Reference Bank Rate] is available, the LIBOR Rate will be the LIBOR Rate applicable to the preceding distribution date.

         "Liquidation Proceeds" means the proceeds, excluding any amounts drawn on the insurance policy, received in connection with the liquidation of any mortgage loan, whether through trustee's sale, foreclosure sale or otherwise

         "Net Liquidation Proceeds" means, with respect to a mortgage loan, the Liquidation Proceeds, reduced by related expenses, but not including the portion, if any, of that amount that exceeds the sum of:

          o    the principal balance of the mortgage loan plus

          o accrued and unpaid interest on that principal balance to the end of the collection period during which that mortgage loan became a liquidated mortgage loan.

         "Plan" means employee benefit plans and other retirement plans and arrangement, including, but not limited to, individual retirement accounts and annuities, as well as collective investment funds and separate general accounts in which the plans or arrangement are invested, which have requirements imposed upon them under ERISA and the Code.

         "Prepayment Assumption" means, for federal income tax purposes and any security, the rate of prepayments assumed in pricing the security.

         "Prepayment Interest Shortfalls" means with respect to a mortgage loan that is subject to a mortgagor prepayment or liquidation, the amount the equals the difference between a full month's interest due with respect to that mortgage loan and the amount of interest paid or recovered with respect thereto.

         "Realized Loss" means as to any defaulted mortgage loan that is finally liquidated, the amount of loss realized, if any, as described in the related pooling and servicing agreement, will equal the portion of the stated principal balance remaining after application of all amounts recovered, net of amounts reimbursable to the master servicer for related advances and expenses, towards interest and principal owing on the mortgage loan. With respect to a mortgage loan the principal balance of which has been reduced in connection with bankruptcy proceedings, the amount of the reduction will be treated as a realized loss.

         "Regular Interest" or "Regular Interest Securities" means securities that are designated as "regular interests" in a REMIC in accordance with the Code

         "REMIC" means a "real estate mortgage investment conduit" under the Code.

         "Restricted Group" means, for any series, the seller, the depositor, [Merrill Lynch Mortgage Investors, Inc.] and the other underwriters set forth in the related prospectus supplement, the trustee, the master servicer, any sub-servicer, any pool insurer, any obligor with respect to the trust fund asset included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of any of those parties.

         "SMMEA" means the Secondary Mortgage Market Enhancement of 1984, as amended.

                    Mortgage Loan Asset Backed Certificates
                              Series _____-_____

                    Merrill Lynch Mortgage Investors, Inc.
                                   Depositor

                      $_____________ Class A Certificates
                      $___________ Class M-1 Certificates
                      $___________ Class M-2 Certificates
                      $_____________ Class B Certificates


                        ------------------------------

                             PROSPECTUS SUPPLEMENT
                        ------------------------------

                              Merrill Lynch & Co.

         You should rely on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

         We are not offering the certificates in any state where the offer is not permitted.

         Until the expiration of 90 days after the date of this prospectus supplement, all dealers selling the offered certificates, whether or not participating in this distribution, will deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their



The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these secruities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



Prospectus Supplement
(To Prospectus Dated _______, ____

                                   $--------
                                ---------------
                 Asset-Backed Notes, Series ____-__, Class A-F
                                    Issuer

                                   $--------
                                ---------------
                 Asset-Backed Notes, Series ____-__, Class A-V
                                    Issuer

          [LOGO]

                           -------------------------
                          Seller and Master Servicer

                    Merrill Lynch Mortgage Investors, Inc.

                                   Depositor

         ___________________ Series ____- will be formed pursuant to a trust agreement, dated as of _____ __, ____, between Merrill Lynch Mortgage Investors, Inc., as depositor, and ___________, as owner trustee. The Series ____-F Issuer will issue $___________aggregate principal amount of
_____________ Home Equity Loan Asset-Backed Notes, Series ____-__. The Class A-F Notes will be issued pursuant to an indenture, dated as of ____ __, ____, between the Series ____-__ Issuer and ________, as indenture trustee. ________Home Equity Loan Trust Series ____-V will be formed pursuant to a trust agreement, dated as of _______, ____, between the depositor and the owner trustee. The Series _____-V issuer will issue $___________ aggregate principal amount of Home Equity Loan Asset-Backed Notes, Series _____-_V. The Class A-V Notes will be issued pursuant to an indenture between the Series _____-V Issuer and the indenture trustee. Only the Class A-F Notes and the Class A-V Notes are offered hereby.


    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

                                  ----------

  The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

                                  ----------

         Before buying these securities, you should consider the factors set forth under "Risk Factors" beginning on page S-__ of this prospectus supplement.

         The notes will be purchased from the depositor by the underwriter and will be offered by the underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the depositor from the sale of the Class A-F Notes are expected to be approximately $____________ before deducting expenses plus accrued interest from the cut-off date and the proceeds to the depositor from the sale of the Class A-V Notes are expected to be approximately $__________ before deducting expenses.

         The notes are offered by the underwriter subject to prior sale, when, as and if delivered to and accepted by the underwriter and subject to other conditions. The underwriter reserves the right to withdraw, cancel or modify the offer and to reject any order in whole or in part. It is expected that delivery of the notes will be made on or about ________, ____ in book-entry form through The Depository Trust Company, Clearstream and the Euroclear system as discussed in this prospectus supplement, against payment for the notes in immediately available funds.

         Upon receipt of a request by an investor for an electronic prospectus supplement from the underwriter or a request by the investor's representative within the period during which there is an obligation to deliver a prospectus supplement, the underwriter will promptly deliver, or cause to be delivered, in addition to the electronic prospectus supplement, without charge, a paper copy of the prospectus supplement.

         There is currently no secondary market for the notes. Merrill Lynch, Pierce, Fenner & Smith Incorporated, the underwriter, intends to make a secondary market in the notes, but is not obligated to do so. There can be no assurance that a secondary market for the notes will develop or, if it does develop, that it will continue or provide noteholders with sufficient liquidity of investment. The notes will not be listed on any securities exchange.

                          --------------------------

                              Merrill Lynch & Co.

                          --------------------------

             The date of this prospectus supplement is ______, ___

                               TABLE OF CONTENTS

                                                                          Page

                             Prospectus Supplement

Summary....................................................................S-4
Risk Factors..............................................................S-16
Description Of The Home Equity Loan Pool..................................S-18
The Seller................................................................S-35
The Series _______-F Issuer...............................................S-36
The Series ____-V Issuer..................................................S-36
The Owner Trustee.........................................................S-37
The Indenture Trustee.....................................................S-37
_______________________...................................................S-38
Description Of The Notes..................................................S-40
Certain Yield And Prepayment Considerations...............................S-64
Description Of The Servicing Agreements...................................S-75
The Indentures............................................................S-79
Material Federal Income Tax Consequences..................................S-83
Method Of Distribution....................................................S-84
Legal Opinions............................................................S-85
Ratings...................................................................S-85
Legal Investment..........................................................S-85
Erisa Considerations......................................................S-86
Experts...................................................................S-87

                                  Prospectus

Available Information.........................................................
Incorporation of Certain Information by Reference.............................
Summary of Prospectus.........................................................
Description of the Trust Funds................................................
Use of Proceeds...............................................................
Yield Considerations..........................................................
The Depositor.................................................................
Description of the Securities.................................................
Description of the Agreements.................................................
Description of Credit Support.................................................
Certain Legal Aspects of Mortgage Loans.......................................
Material Federal Income Tax Consequences......................................
State Tax Considerations......................................................
ERISA Considerations..........................................................
Legal Investment..............................................................
Plan of Distribution..........................................................
Legal Matters.................................................................
Financial Information.........................................................
Rating........................................................................

                                    SUMMARY

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this prospectus supplement and in the prospectus. Capitalized terms used in this prospectus supplement and not otherwise defined in this prospectus supplement have the meanings assigned in the glossary.

The Notes................................   $_____________ Home Equity Loan
                                            Asset-Backed Notes, Series _____-F
                                            and $________ Home Equity Loan
                                            Asset-Backed Notes, Series
                                            ______-V. The notes will be issued
                                            pursuant to two separate
                                            indentures, each dated as of _____,
                                            ____, between the related issuer
                                            and the indenture trustee. Each
                                            series of notes represents the
                                            right to receive payments from
                                            funds available to be distributed
                                            with respect to the related loan
                                            group, as described in this
                                            prospectus supplement; provided
                                            that in the limited circumstances
                                            described in this prospectus
                                            supplement under "Description of
                                            the Notes," excess cash flow from
                                            the loan group related to a series
                                            of notes may be available for
                                            shortfalls on the other series of
                                            notes.

Issuers.................................    The Class A-F Notes will be issued
                                            by Home Equity Loan Trust Series
                                            ____-F, the Series ____-F Issuer,
                                            and the Class A-V Notes will be
                                            issued by Home Equity Loan Trust
                                            Series ____-V, the Series -V
                                            Issuer, each a Delaware business
                                            trust established pursuant to a
                                            trust agreement, dated as of
                                            _____, ____, between the depositor
                                            and the owner trustee. The notes
                                            will represent non-recourse
                                            obligations solely of the related
                                            issuer, and the proceeds of the
                                            assets of the related issuer and
                                            the related note insurance policy
                                            will be the sole source of
                                            payments on the notes, as
                                            applicable. The related issuer is
                                            not expected to have any
                                            significant assets other than
                                            those pledged as collateral to
                                            secure the Class A-F Notes and the
                                            Class A-V Notes, as applicable.

Depositor................................   Merrill Lynch Mortgage Investors,
                                            Inc. See "The Depositor" in the
                                            prospectus.

Seller...................................   ___________________ . See
                                            "Description of the Home Equity
                                            Loan Pool--The Seller" in this
                                            prospectus supplement.

Master Servicer..........................   ___________________. See
                                            "Description of the Servicing
                                            Agreement--The Master Servicer" in
                                            this prospectus supplement.

Sub-Servicer.............................   ___________________.  See
                                            "Description of the Servicing
                                            Agreement--The Sub-Servicer" in
                                            this prospectus supplement.

Owner Trustee............................   ___________________, a Delaware
                                            _________.

Indenture Trustee........................   _________________, a ____________.

Cut-off Date.............................   ___________.

Closing Date.............................   On or about _____, ______.

Payment Date.............................   The [25th] day of each month, or,
                                            if that day is not a business day,
                                            the next business day, beginning
                                            on ______, _____.


Denominations and Registration...........   The notes will be issued,
                                            maintained and transferred on the
                                            book- entry records of DTC and its
                                            participants or Clearstream or
                                            Euroclear. The notes will be
                                            offered in registered form, in
                                            minimum denominations of $25,000
                                            and integral multiples of $1,000
                                            in excess of $25,000. No security
                                            owner will be entitled to receive
                                            a note in fully registered,
                                            certificated form, except under
                                            the limited circumstances
                                            described in this prospectus
                                            supplement. See "Description of
                                            the Notes-- Book-Entry Notes" in
                                            this prospectus supplement.


The Home Equity Loan Pool................   The home equity loan pool will
                                            consist of two groups of home
                                            equity loans. The loans in each
                                            loan group are referred to in this
                                            prospectus supplement as the
                                            "fixed rate loans" and the
                                            "adjustable rate loans."

                                            Fixed Rate Loans. The fixed rate
                                            loans are secured by first and
                                            second liens on one- to four-
                                            family real properties. The
                                            initial fixed rate loans have
                                            individual principal balances as
                                            of the cut-off date of at least
                                            $________ but not more than
                                            $_______ with an average principal
                                            balance as of the cut-off date of
                                            approximately $______.
                                            Approximately _____% of the
                                            initial fixed rate loans, by
                                            aggregate principal balance as of
                                            the cut-off date, are secured by
                                            second liens on the related
                                            mortgaged properties. The initial
                                            fixed rate loans generally have
                                            terms to maturity of up to 30
                                            years from the date of origination
                                            and a weighted average remaining
                                            term to stated maturity of
                                            approximately ___ months as of the
                                            cut-off date.

                                            The mortgage rate on the fixed
                                            rate loans will be fixed for the
                                            life of the loan.

                                            As of the cut-off date, the
                                            initial fixed rate loans in the
                                            aggregate will have mortgage rates
                                            of at least ____% per annum but
                                            not more than _____% per annum,
                                            with a weighted average of ______%
                                            .

                                            Approximately ____% of the initial
                                            fixed rate loans, by aggregate
                                            principal balance of the fixed
                                            rate loans as of the cut-off date,
                                            were thirty days or more but less
                                            than sixty days delinquent in
                                            their monthly payments as of the
                                            cut-off date. None of the initial
                                            fixed rate loans were sixty days
                                            or more delinquent in their
                                            monthly payments as of the cut-off
                                            date.

                                            Adjustable Rate Loans. The
                                            adjustable rate loans are secured
                                            by first liens on mortgaged
                                            properties. The initial adjustable
                                            rate loans have individual
                                            principal balances as of the
                                            cut-off date of at least $_______
                                            but not more than $_______ with an
                                            average principal balance as of
                                            the cut-off date of approximately
                                            $_______. The initial adjustable
                                            rate loans generally have terms to
                                            maturity of up to 30 years from
                                            the date of origination and a
                                            weighted average remaining term to
                                            stated maturity of approximately
                                            ___ months as of the cut-off date.

                                            The mortgage rate on the
                                            adjustable rate loans will be
                                            adjustable, subject to adjustment
                                            commencing:

                                            o        with respect to
                                                     approximately _____% of
                                                     the initial adjustable
                                                     rate loans approximately
                                                     six months after the
                                                     date of origination,

                                            o        with respect to
                                                     approximately _____% of
                                                     the initial adjustable
                                                     rate loans, approximately
                                                     two years after
                                                     origination,

                                            o        with respect to
                                                     approximately _____% of
                                                     the initial adjustable
                                                     rate loans, approximately
                                                     three years after
                                                     origination and

                                            o        with respect to
                                                     approximately _____% of
                                                     the initial adjustable
                                                     rate loans, approximately
                                                     five years after
                                                     origination on the
                                                     adjustment date to equal
                                                     the sum, rounded as
                                                     described in this
                                                     prospectus supplement, of
                                                     the index described below
                                                     and a fixed percentage
                                                     set forth in the related
                                                     mortgage note.

                                            However,

                                            o        on any
                                                     adjustment date the
                                                     mortgage rate may not
                                                     increase or decrease by
                                                     more than the periodic
                                                     rate cap, except as
                                                     described in this
                                                     prospectus supplement,

                                            o        over the life of
                                                     the adjustable rate loan,
                                                     the mortgage rate may not
                                                     exceed the related
                                                     maximum mortgage rate,
                                                     which maximum mortgage
                                                     rates will range from
                                                     _____% per annum to
                                                     _____% per annum and

                                            o        ________ over the life of
                                                     the adjustable rate loan,
                                                     the mortgage rate may not
                                                     be lower than a specified
                                                     minimum mortgage rate,
                                                     which minimum mortgage
                                                     rates will range from
                                                     _____% per annum to
                                                     _____% per annum.

                                            The adjustable rate loans will
                                            have gross margins ranging from
                                            _____% per annum to _____% per
                                            annum with a weighted average of
                                            _____% as of the cut-off date.

                                            For a further description of the
                                            loans, see "Description of the
                                            Home Equity Loan Pool" in this
                                            prospectus supplement.

Pre-Funding Accounts.....................   On the closing date, approximately
                                            $___________ from the sales
                                            proceeds of the Class A-F Notes
                                            will be deposited in an account,
                                            which account is in the name of
                                            the indenture trustee and is part
                                            of the related trust estate and
                                            will be used to acquire subsequent
                                            fixed rate loans. During the Class
                                            A-F funding period, the Class A-F
                                            original pre-funded amount will be
                                            reduced by the amount of the
                                            pre-funded amount used by the
                                            related issuer to purchase
                                            subsequent fixed rate loans from
                                            the seller. In addition, on the
                                            closing date, approximately
                                            $____________ from the sales
                                            proceeds of the Class A-V Notes
                                            will be deposited in an account,
                                            which account is in the name of
                                            the indenture trustee and is part
                                            of the related trust estate and
                                            will be used to acquire subsequent
                                            adjustable rate loans. During the
                                            related Class A-V funding period,
                                            the Class A-V original pre-funded
                                            amount will be reduced by the
                                            amount of the original pre-funded
                                            amount used by the related issuer
                                            to purchase subsequent adjustable
                                            rate loans from the seller. The
                                            Class A-F funding period and the
                                            Class A-V funding period are the
                                            periods commencing on the closing
                                            date and ending on the earlier to
                                            occur of the date on which the
                                            amount on deposit in the Class A-V
                                            pre-funding account is less than
                                            $_______, and _____, ____. See
                                            "Description of the Home Equity
                                            Loan Pool" in this prospectus
                                            supplement.

Interest Coverage Accounts...............   On the closing date, a portion of
                                            the sales proceeds of the Class
                                            A-F Notes will be deposited in an
                                            account for application by the
                                            indenture trustee to cover
                                            shortfalls in the Class A-F
                                            interest payment amount, as
                                            described in this prospectus
                                            supplement, attributable to the
                                            pre-funding feature during the
                                            Class A-F funding period. In
                                            addition, on the closing date, a
                                            portion of the sales proceeds of
                                            the Class A-V Notes will be
                                            deposited in an account for
                                            application by the indenture
                                            trustee to cover shortfalls in the
                                            Class A-V interest payment amount
                                            attributable to the pre-funding
                                            feature during the Class A-V
                                            funding period. Any amounts
                                            remaining in an interest coverage
                                            account at the end of the related
                                            pre-funding period will be paid to
                                            the seller. See "Description of
                                            the Notes-- Interest Coverage
                                            Accounts" in this prospectus
                                            supplement

The Index................................   As of any adjustment date with
                                            respect to any adjustable rate
                                            loan, the index applicable to the
                                            determination of the related
                                            mortgage rate will be the average
                                            of the interbank offered rates for
                                            six-month U.S. dollar deposits in
                                            the London market based on
                                            quotations of major banks as most
                                            recently available generally as of
                                            the first business day of the
                                            month immediately preceding the
                                            month in which the adjustment date
                                            occurs.

Interest Payments........................   Interest on the Class A-F Notes
                                            will be paid monthly on each
                                            payment date, commencing in
                                            _______, in an amount which is
                                            equal to interest accrued on the
                                            Class A-F Note principal balance
                                            immediately before the payment
                                            date at ____% per annum.

                                            The sum of the aggregate principal
                                            balance of the initial fixed rate
                                            loans as of the cut-off date and
                                            the Class A-F original pre-funded
                                            amount is referred to in this
                                            prospectus supplement as the Class
                                            A-F original pool balance.

                                            Interest on the Class A-V Notes
                                            will be paid monthly on each
                                            payment date, commencing in
                                            ________, in an amount which is
                                            equal to the lesser of

                                            o        interest accrued on the
                                                     Class A-V Note principal
                                                     balance immediately prior
                                                     to the payment date at the
                                                     Class A-V Note interest
                                                     rate for the related
                                                     interest period and

                                            o        the guaranteed interest
                                                     payment amount.

                                            The Class A-V Note interest rate
                                            on each payment date will be a
                                            floating rate equal to the lesser
                                            of


                                            o        with respect to each
                                                     payment date up to and
                                                     including the payment date
                                                     which occurs on or prior
                                                     to the date on which the
                                                     aggregate principal
                                                     balance of the adjustable
                                                     rate loans is less than
                                                     or equal to [10]% of the
                                                     sum of the aggregate
                                                     principal balance of the
                                                     initial adjustable rate
                                                     loans as of the cut off
                                                     date and the Class A-F
                                                     original pre-funded
                                                     amount, one-month LIBOR,
                                                     as defined in this
                                                     prospectus supplement,
                                                     plus ____% and (b) with
                                                     respect to each payment
                                                     date after that payment
                                                     date, one-month LIBOR
                                                     plus ____% and


                                            o        ____% per annum.

                                            Interest in respect of any payment
                                            date on the Class A-F Notes will
                                            accrue on the basis of a 360-day
                                            year consisting of twelve 30-day
                                            months and on the Class A-V Notes
                                            will accrue from the preceding
                                            payment date, or, in the case of
                                            the first payment date, from the
                                            closing date, through the day
                                            preceding the payment date on the
                                            basis of the actual number of days
                                            in the interest period and a
                                            360-day year.

                                            With respect to each loan and each
                                            payment date, the master servicer
                                            will be entitled to a fee equal to
                                            1/12 of the servicing fee rate
                                            times the principal balance of
                                            those loan as of the date. With
                                            respect to each loan and each
                                            payment date, the indenture
                                            trustee will be entitled to a fee
                                            equal to 1/12 of the indenture
                                            trustee fee rate times the
                                            principal balance of the loan as
                                            of the date. For any payment date,
                                            the servicing fee rate is equal to
                                            _____% per annum, the indenture
                                            trustee fee rate is equal to
                                            _____% per annum, the owner
                                            trustee fee is $______ per annum,
                                            payable on the payment date in
                                            ____ of each year from each
                                            related payment account, and the
                                            note insurer premium is equal to
                                            1/12 of the per annum rate
                                            specified pursuant to the related
                                            insurance agreement, times the
                                            note principal balance of the
                                            Class A-F Notes or the Class A-V
                                            Notes, as applicable. With respect
                                            to each adjustable rate loan and
                                            each payment date, the minimum
                                            spread is equal to 1/12 of ____%
                                            per annum times the principal
                                            balance of the loan as of the
                                            date. The note insurance policies
                                            do not cover prepayment interest
                                            shortfalls, any relief act
                                            shortfalls, each as further
                                            described in this prospectus
                                            supplement, or with respect to the
                                            Class A-V Notes, the carry-forward
                                            amount, nor do the ratings
                                            assigned to the notes address the
                                            payment of any prepayment interest
                                            shortfalls, any relief act
                                            shortfalls or with respect to the
                                            Class A-V Notes, the carry-forward
                                            amount.


Principal Payments.......................   Principal payments will be payable
                                            on the notes on each payment date
                                            in an aggregate amount equal to
                                            the related principal payment
                                            amount for the payment date. The
                                            principal payment amount with
                                            respect to the Class A-F Notes and
                                            the Class A-V Notes will include,
                                            to the extent of the Class A-F
                                            available funds and Class A-V
                                            available funds, each as defined
                                            in this prospectus supplement, and
                                            except as otherwise described in
                                            this prospectus supplement, the
                                            principal portion of all scheduled
                                            monthly payments, to the extent
                                            received, due from mortgagors in
                                            the related loan group on the
                                            related due date, and all
                                            unscheduled amounts in the related
                                            loan group received during the
                                            preceding calendar month that are
                                            allocable to principal, including
                                            proceeds of repurchases, principal
                                            and adjustments in the case of
                                            substitutions, prepayments,
                                            liquidations and insurance, but
                                            excluding proceeds paid in respect
                                            of the related note insurance
                                            policy, and may be reduced as a
                                            result of overcollateralization in
                                            excess of the required level, as
                                            described in this prospectus
                                            supplement. In addition, on any
                                            payment date, to the extent of
                                            related funds available for the
                                            payment, Class A-F Noteholders and
                                            Class A-V Noteholders will also be
                                            entitled to receive payments
                                            generally equal to the amount, if
                                            any, necessary to increase the
                                            related subordination amount to
                                            the related required subordination
                                            amount and with respect to the
                                            payment date immediately following
                                            the end of the related funding
                                            period, any amounts in the Class
                                            A-F pre-funding account and Class
                                            A-V pre-funding account, as
                                            applicable, after giving effect to
                                            any purchase of fixed rate
                                            subsequent loans or adjustable
                                            rate subsequent loans, as
                                            applicable.


                                            Any loss on a liquidated loan,
                                            like a realized loss, may or may
                                            not be allocated to the related
                                            series of notes on the payment
                                            date which immediately follows the
                                            event of loss. However, the
                                            holders of the notes are entitled
                                            to receive ultimate recovery of
                                            any realized losses which occur in
                                            the related loan group which
                                            receipt will be no later than the
                                            payment date occurring after the
                                            realized loss creates an aggregate
                                            subordination deficit, as
                                            described in this prospectus
                                            supplement, and will be in the
                                            form of an insured payment if not
                                            covered through net monthly excess
                                            cashflow from the related loan
                                            group or the other loan group. See
                                            " --Note Insurance Policies" in
                                            this prospectus supplement.

                                            Insured payments do not include
                                            realized losses until that time as
                                            the aggregate cumulative realized
                                            losses have created an aggregate
                                            subordination deficit.

Note Insurer.............................   _________________. See
                                            "____________" in this prospectus
                                            supplement.


                                            Note Insurance Policies.
                                            ____________ On the closing date,
                                            the note insurer will issue a note
                                            insurance policy in favor of the
                                            indenture trustee for the benefit
                                            of the holders of the Class A-F
                                            Notes. Also, the note insurer will
                                            issue a note insurance policy in
                                            favor of the indenture trustee for
                                            the benefit of the holders of the
                                            Class A-V Notes. See "Description
                                            of the Notes -- Note Insurance
                                            Policies" in this prospectus
                                            supplement and "Description of
                                            Credit Support" in the prospectus.


The certificates.........................   Trust certificates, Series _____-F
                                            and Trust certificates, Series
                                            ____-V. Each series of
                                            certificates will be issued
                                            pursuant to the related trust
                                            agreement and will represent the
                                            beneficial ownership interest in
                                            the related issuer. The
                                            certificates are not offered
                                            hereby.

Credit Enhancement.......................   The credit enhancement provided for
                                            the benefit of the Class A-F
                                            Noteholders and the Class A-V
                                            Noteholders consists solely of:

                                            o     the related net monthly
                                                  excess cashflow, as defined
                                                  in this prospectus
                                                  supplement,

                                            o     the related
                                                  overcollateralization and
                                                  crosscollateralization and

                                            o     the related note insurance
                                                  policy.


                                            See "Description of the
                                            Notes--Class A-F
                                            Notes--Overcollateralization
                                            Provisions" and
                                            "--Cross-collateralization
                                            Provisions" and "Class A-V
                                            Notes--Overcollateralization
                                            Provisions" and
                                            "--Cross-collateralization
                                            Provisions" in this prospectus
                                            supplement. Also see "Description
                                            of the Notes -- Note Insurance
                                            Policies" in this prospectus
                                            supplement.


Mandatory Prepayments
on the Notes.............................   The Class A-F Notes and the Class
                                            A-V Notes, as applicable, will be
                                            prepaid in part on the payment
                                            date immediately following the end
                                            of the related funding period in
                                            the event that any amount remains
                                            on deposit in the related
                                            pre-funding account on the payment
                                            date after the purchase by the
                                            related issuer of the related
                                            subsequent loans, if any. Although
                                            no assurance can be given, it is
                                            anticipated that the principal
                                            amount of the subsequent fixed
                                            rate loans and subsequent
                                            adjustable rate loans purchased by
                                            the related issuer will require
                                            the application of substantially
                                            all of the related original
                                            pre-funded amount and that there
                                            should be no material amount of
                                            principal prepaid to the Class A-F
                                            Notes and the Class A-V Notes from
                                            the related pre-funding account.
                                            However, it is unlikely that the
                                            seller will be able to sell
                                            subsequent fixed rate loans and
                                            subsequent adjustable rate loans
                                            to the related issuer with an
                                            aggregate principal balance
                                            identical to the related original
                                            pre-funded amount and, therefore,
                                            a prepayment will likely occur.
                                            See "Description of the Notes--
                                            Mandatory Prepayments on the
                                            Notes" in this prospectus
                                            supplement.

Advances.................................   Prior to each payment date, the
                                            sub-servicer is required under the
                                            sub-servicing agreement, and the
                                            master servicer is required under
                                            the servicing agreement, to make
                                            advances in respect of delinquent
                                            payments of interest on the loans,
                                            subject to the limitations
                                            described in this prospectus
                                            supplement. See "Description of
                                            the Notes-- Advances" in this
                                            prospectus supplement and
                                            "Description of the Securities" in
                                            the prospectus.

Optional Redemption of the Notes.........   The Class A-F Notes and the Class
                                            A-V Notes may be redeemed in
                                            whole, but not in part, by the
                                            holder of a majority of the
                                            related certificates on any
                                            payment date on or after the
                                            payment date on which the
                                            aggregate principal balance of the
                                            fixed rate loans and the
                                            adjustable rate loans is less than
                                            or equal to [10]% and [10]%,
                                            respectively, of the related
                                            original pool balance. See
                                            "Description of the Notes--
                                            Optional Redemption" in this
                                            prospectus supplement and
                                            "Description of the Securities--
                                            Termination" in the prospectus.

Special Prepayment
Considerations...........................   The rate and timing of principal
                                            payments on the notes will depend,
                                            among other things, on the rate
                                            and timing of principal payments,
                                            including prepayments, defaults,
                                            liquidations and purchases of the
                                            related loans due to a breach of a
                                            representation or warranty, on the
                                            related loans. As is the case with
                                            mortgage-backed securities
                                            generally, the notes are subject
                                            to substantial inherent cash-flow
                                            uncertainties because the loans
                                            may be prepaid at any time;
                                            however, a prepayment may subject
                                            the related mortgagor to a
                                            prepayment charge with respect to
                                            approximately _____% and _____% of
                                            the initial fixed rate loans and
                                            initial adjustable rate loans,
                                            respectively, each by aggregate
                                            principal balance of the related
                                            loan group as of the cut-off date.
                                            Generally, when prevailing
                                            interest rates increase,
                                            prepayment rates on mortgage loans
                                            tend to decrease, resulting in a
                                            slower return of principal to
                                            investors at a time when
                                            reinvestment at the higher
                                            prevailing rates would be
                                            desirable. Conversely, when
                                            prevailing interest rates decline,
                                            prepayment rates on mortgage loans
                                            tend to increase, resulting in a
                                            faster return of principal to
                                            investors at a time when
                                            reinvestment at comparable yields
                                            may not be possible. Typically,
                                            the initial loans with a
                                            prepayment charge provision
                                            provide for a prepayment charge
                                            for partial prepayments and full
                                            prepayments. Prepayment charges
                                            may be payable for a period of
                                            time ranging from one to five
                                            years from origination. Prepayment
                                            charges may reduce the rate of
                                            prepayment on the loans.

                                            Investors should be aware that
                                            _____% of the initial fixed rate
                                            loans are secured by second liens
                                            on the related mortgaged
                                            properties. In addition, some of
                                            the subsequent fixed rate loans
                                            may be secured by second liens on
                                            the related mortgaged properties.
                                            Generally, loans secured by second
                                            liens are not viewed by mortgagors
                                            as permanent financing.
                                            Accordingly, the fixed rate loans
                                            may experience a higher rate of
                                            prepayment than fixed rate loans
                                            secured by first liens. none of
                                            the adjustable rate loans are
                                            secured by second liens.

                                            See "Certain Yield and Prepayment
                                            Considerations" in this prospectus
                                            supplement, and "Maturity and
                                            Prepayment Considerations" in the
                                            prospectus.


Special Yield Considerations.............   The yield to maturity on the notes
                                            will depend on, among other
                                            things, the rate and timing of
                                            principal payments, including
                                            prepayments, defaults,
                                            liquidations and purchases of the
                                            related loans due to a breach of a
                                            representation or warranty, on the
                                            related loans and the allocation
                                            of those principal payments to
                                            reduce the related note principal
                                            balance. The yield to maturity on
                                            the notes will also depend on the
                                            related note interest rate and the
                                            purchase price for the notes. See
                                            "Certain Yield and Prepayment
                                            Considerations" in this prospectus
                                            supplement and "Yield
                                            Considerations" in the prospectus.


                                            Material Federal Income Tax
                                            Consequences. Upon the issuance of
                                            the notes, Brown & Wood LLP,
                                            counsel to the depositor, will
                                            deliver its opinion generally to
                                            the effect that based on the
                                            application of existing law and
                                            assuming compliance with the
                                            related trust agreement for
                                            federal income tax purposes:

                                            o    each of the Class
                                                 A-F Notes and the Class A-V
                                                 Notes will be characterized
                                                 as indebtedness and not as
                                                 representing an ownership
                                                 interest in the related trust
                                                 estate or an equity interest
                                                 in the related issuer or the
                                                 depositor, and

                                            o    each of the Series ____-F
                                                 issuer and the Series ____-V
                                                 issuer will not be:

                                                    o     classified as an
                                                          association taxable
                                                          as a corporation for
                                                          federal income tax
                                                          purposes,

                                                    o     a taxable mortgage
                                                          pool as defined in
                                                          Section 7701(i) of
                                                          the Internal Revenue
                                                          Code, or

                                                    o     ________ a "publicly
                                                          traded partnership"
                                                          as defined in
                                                          Treasury Regulation
                                                          Section 1.7704-1.
                                                          Each holder of a
                                                          note, by its
                                                          acceptance of the
                                                          note, will agree to
                                                          treat the notes as
                                                          indebtedness.

                                            For further information regarding
                                            federal income tax consequences of
                                            an investment in the notes see
                                            "Material Federal Income Tax
                                            Consequences" in this prospectus
                                            supplement and "Material Federal
                                            Income Tax Consequences" and
                                            "State Tax Consequences" in the
                                            prospectus.

ERISA Considerations.....................   A fiduciary of an employee benefit
                                            plan and other retirement plans
                                            and arrangements, including
                                            individual retirement accounts and
                                            annuities, Keogh plans, and
                                            collective investment funds and
                                            separate accounts in which the
                                            plans, accounts, annuities or
                                            arrangements are invested, that is
                                            subject to the Employee Retirement
                                            Income Security Act of 1974, as
                                            amended, or Section 4975 of the
                                            Internal Revenue Code should
                                            carefully review with its legal
                                            advisors whether the purchase or
                                            holding of notes could give rise
                                            to a transaction that is
                                            prohibited or is not otherwise
                                            permissible either under ERISA or
                                            Section 4975 of the Code or cause
                                            the related loans securing the
                                            notes to be treated as plan assets
                                            for purposes of regulations of the
                                            Department of Labor set forth in
                                            29 C.F.R. 2510.3-101. Although
                                            exceptions from the application of
                                            the prohibited transaction rules
                                            and the plan asset regulations
                                            exist, there can be no assurance
                                            that any exception will apply with
                                            respect to the acquisition of the
                                            notes. Although not entirely free
                                            from doubt, it is believed that,
                                            as of the date of this prospectus
                                            supplement, the notes will be
                                            treated as debt obligations
                                            without significant equity
                                            features for purposes of the plan
                                            asset regulations. Accordingly, a
                                            plan that acquires the notes
                                            should not be treated as having
                                            acquired a direct interest in the
                                            assets of the related issuer.
                                            However, there can be no complete
                                            assurance that the notes will be
                                            treated as debt obligations
                                            without significant equity
                                            features for purposes of the plan
                                            asset regulations. Investors are
                                            advised to consult their counsel
                                            and to review "ERISA
                                            Considerations" in this prospectus
                                            supplement and in the prospectus.


Legal Investment.........................   The notes will not constitute
                                            "mortgage related securities" for
                                            purposes of the Secondary Mortgage
                                            Market Enhancement Act of 1984, as
                                            amended. See "Legal Investment" in
                                            this prospectus supplement.

Rating...................................   It is a condition to the issuance
                                            of each series of notes that each
                                            series of the notes be rated "AAA"
                                            by Standard & Poor's, a division
                                            of The McGraw-Hill Companies, Inc.
                                            and "Aaa" by Moody's Investors
                                            Service, Inc. See "Certain Yield
                                            and Prepayment Considerations" and
                                            "Ratings" in this prospectus
                                            supplement.



                                 RISK FACTORS


         You should consider, among other things, the items discussed under "Risk Factors" in the prospectus and the following factors in connection with the purchase of the notes:


Defaults by obligors or declines in the values of mortgaged properties may result in losses in to investors.


o Approximately ____% and ____% of the initial fixed rate loans and the initial adjustable rate loans, respectively, each by aggregate principal balance of the related loan group as of the cut off date, were thirty days or more but less than sixty days delinquent in their monthly payments as of the cut off date. None of the initial fixed rate loans and the initial adjustable rate loans were sixty days or more delinquent in their monthly payments as of the cut off date.

o Approximately ____% and ____% of the initial fixed rate loans and initial adjustable rate loans, respectively, each by aggregate principal balance of the related loan group as of the cut off date, are secured by mortgaged properties located in the State of _______. In the event ________ experiences a decline in real estate values, losses on the loans may be greater than otherwise would be the case.

o Approximately ____% and ____% of the initial fixed rate loans and initial adjustable rate loans, respectively, each by aggregate principal balance of the related loan group as of the cut off date, have loan-to-value ratios, as defined in this prospectus supplement, in excess of ___%. None of those loans are covered by a primary mortgage insurance policy and consequently, those loans will be affected to a greater extent than loans with a loan-to-value ratio, as defined in this prospectus supplement, equal to or less than ___% by any decline in the value of the related mortgaged property. No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related loans. If the residential real estate market should experience an overall decline in property values so that the outstanding balances of the loans, and any secondary financing on the mortgaged properties, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

o [Approximately ___% of the initial fixed rate loans are Balloon Loans, by aggregate principal balance of the fixed rate loans as of the cut off date, which require monthly payments of principal based on 30 year amortization schedules and have scheduled maturity dates of 15 years from the due date of the first monthly payment, in each case leaving a balloon payment, which is a substantial portion of the original principal amount due and payable on the respective scheduled maturity date. The Balloon Loans entail a greater degree of risk for you because the ability of a mortgagor to make a balloon payment typically will depend upon the mortgagor's ability either to refinance the related Balloon Loan or to sell the related mortgaged property. The mortgagor's ability to sell or refinance will be affected by a number of factors, including the level of prevailing mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition and credit profile of the mortgagor, applicable tax laws and general economic conditions. None of the depositor, the master servicer, the indenture trustee, the seller or any of their respective affiliates, nor any other person, is obligated to refinance any Balloon Loan. In addition, the master servicer and the sub-servicer are not obligated to make delinquent principal advances with respect to any balloon payment. See "Description of the Servicing Agreements--Advances" in this prospectus supplement.]

o Approximately ______% of the initial fixed rate loans, by aggregate principal balance of the fixed rate loans as of the cut off date, are secured by second liens on the related mortgaged properties, which liens are subordinate to the rights of the mortgagee under the related first lien. Accordingly, investors will be subject to a loss if the holder of a first lien on the related mortgaged property is successful in foreclosure of its mortgage since second liens or encumbrances do not survive a foreclosure. Also, due to the priority of the first lien on the related mortgaged property, the holder of a fixed rate loan secured by a second lien may not be able to control the timing, method or procedure of any foreclosure action relating to the mortgaged property. Investors should be aware that any liquidation, insurance or condemnation proceeds received in respect of those fixed rate loans will be available to satisfy the outstanding balance of those fixed rate loans only to the extent that the claims of those first liens have been satisfied in full, including any related foreclosure costs. None of the adjustable rate loans are secured by second liens.


Subsequent loans may have different characteristics than the initial loans.


         Subsequent loans may have characteristics different from those of the initial loans. However, each subsequent loan must satisfy the eligibility criteria referred to herein under "Description of the Home Equity Loan Pool" at the time of its conveyance to the related trust estate and must be underwritten in accordance with the criteria set forth in this prospectus supplement under "Description of the Home Equity Loan Pool -- Underwriting."


The entire amount of a pre-funded account may not be used to purchase subsequent mortgage loans; in which case there may be a partial prepayment of the related notes.


         To the extent that amounts on deposit in the Class A-F pre-funding account and the Class A-V pre-funding account have not been fully applied to the purchase of related subsequent loans by the related issuer by the end of the related funding period, the holders of the Class A-F Notes and the Class A-V Notes, as applicable, will receive, as described in this prospectus supplement, on the payment date immediately following the end of the related funding period, any amounts in the related pre-funding account after giving effect to any purchase of related subsequent loans. Although no assurances can be given, the issuer intends that the principal amount of subsequent loans sold to the related trust estate will require the application of substantially all amounts on deposit in the related pre-funding account and that there will be no material principal payment to the Class A-F Notes and the Class A-V Notes on the payment date.


Home equity loan yield may reduce the note interest rate on the Class A-V
Notes.

         The note interest rate on the adjustable rate loans is based upon, among other factors as described in this prospectus supplement under "Description of the Notes--Class A-V Notes--Interest Payments on the Notes," the one-month LIBOR, as defined in this prospectus supplement. It should be noted that the one-month LIBOR is different from the value of the index applicable to the adjustable rate loans, which is the six-month LIBOR, as defined in this prospectus, as described under "Description of the Home Equity Loan Pool" in this prospectus supplement. One-month LIBOR and the index on the adjustable rate loans may respond differently to economic and market factors, and there is not necessarily any correlation between them. Moreover, the adjustable rate loans are subject to periodic rate caps, maximum mortgage rates and minimum mortgage rates, each, as defined in this prospectus supplement. Thus, it is possible, for example, that one-month LIBOR may rise during periods in which the index is stable or falling or that, even if both one-month LIBOR and the index rises during the same period, one-month LIBOR may rise much more rapidly than the index. See "Description of the Notes -- Class A-V Notes -- Interest Payments on the Notes."

         There is a Glossary on page S-_____ where you will find definitions of the capitalized terms used in this prospectus supplement.


                   DESCRIPTION OF THE HOME EQUITY LOAN POOL

General

         The statistical information presented in this prospectus supplement describes only the initial fixed rate loans and the initial adjustable rate loans included in the related trust estate as of the closing date and does not include subsequent fixed rate loans and subsequent adjustable rate loans purchased by the related issuer and included in the related trust estate after the closing date.

         Subsequent fixed rate loans and subsequent adjustable rate loans are intended to be purchased by the related issuer from the seller from time to time on or before _______, _____, from funds on deposit in the related pre-funding account. The subsequent fixed rate loans and the subsequent adjustable rate loans, if available, will be sold by the seller to the related issuer for inclusion in the related trust estate. The related purchase agreement will provide that the subsequent fixed rate loans and the adjustable rate loans must conform to specified characteristics described under " --Fixed Rate Loans--Conveyance of Subsequent Loans and the Pre-Funding Account" and " --Adjustable Rate Loans--Conveyance of Subsequent Loans and the Pre-Funding Account". In the sole discretion of the note insurer, subsequent loans with characteristics varying from those described in this prospectus supplement may be purchased by the related issuer and included in the related trust estate.

Fixed Rate Loans

         General. The home equity loan pool with respect to the fixed rate loans will consist of fixed rate, monthly payment, first and second lien mortgage loans with terms to maturity of not more than 30 years from the date of origination or modification. As of the cut off date, the principal balance of the initial fixed rate loans was equal to $__________________. The depositor will acquire the initial fixed rate loans to be included in the home equity loan pool from _____________________, as seller, on the closing date pursuant to a fixed rate loan purchase agreement between the depositor and the seller. All of the fixed rate loans will be master serviced by ___________________, as master servicer, and subserviced by ____________, as sub-servicer. The depositor will convey the initial fixed rate loans to the related issuer on the closing date pursuant to the related trust agreement. The seller and ________ will make representations and warranties with respect to the fixed rate loans and, as more particularly described in the prospectus, each will have repurchase or substitution obligations in connection with a breach of any representation or warranty, or an omission or defect in respect of constituent documents required to be delivered with respect to the fixed rate loans, if the breach, omission or defect cannot be cured and it materially and adversely affects the value of the related fixed rate loan or the interests of holders of the Class A-F Notes or the note insurer. See "Description of the Agreements -- Representations and Warranties; Repurchases" in the prospectus. The fixed rate loans will have been originated or acquired by the seller in accordance with the underwriting criteria described in this prospectus supplement. See " -- Underwriting" in this prospectus supplement.

         The representations and warranties made by the seller and _______ will be pledged to the indenture trustee for the benefit of the Class A-F Noteholders and the note insurer.

         Approximately _____% of the initial fixed rate loans, by aggregate principal balance of the fixed rate loans as of the cut off date, will have loan-to-value ratios in excess of ___%. Initial fixed rate loans will not be covered by a primary mortgage insurance policy. See "Description of the Agreements -- Hazard Insurance Policies" in the prospectus.

         With respect to each fixed rate loan, the loan-to-value ratio at any given time generally will be the ratio, expressed as a percentage, the numerator of which is the unpaid principal balance of the fixed rate loan, and the denominator of which is the lesser of:

     o the appraised value of the related mortgaged property as of the date of the appraisal used by or on behalf of the seller to underwrite the fixed rate loan or

     o the sale price of the related mortgaged property if a sale occurred at origination of the fixed rate loan.

As of the cut off date, the minimum and maximum loan-to-value ratios at origination for the initial loans were approximately ____% and _____%, respectively, and the weighted average loan-to-value ratio at origination of the initial fixed rate loans was approximately _____% . As of the cut off date, the minimum and maximum combined loan-to-value ratios at origination for the initial fixed rate loans were approximately _____% and _____%, respectively, and the weighted average combined loan-to-value ratio at origination of the initial fixed rate loans was approximately ______%. With respect to each fixed rate loan secured by a mortgaged property that is subject to a second lien, the "combined loan-to-value ratio" at any given time generally will be the ratio, expressed as a percentage, the numerator of which is the sum of:

     o    the unpaid principal balance of the fixed rate loan plus

     o the original principal balance of any second lien on the related mortgaged property as of the date,

and the denominator of which is the lesser of:

     o the appraised value of the related mortgaged property as of the date of the appraisal used by or on behalf of the seller to underwrite the fixed rate loan or

     o the sale price of the related mortgaged property if a sale occurred at origination of the fixed rate loan.

         The fixed rate loans will contain a customary "due-on-sale" clause. See "Certain Yield and Prepayment Considerations" in this prospectus supplement. Pursuant to the terms of the related servicing agreement, the master servicer or the sub-servicer, as the case may be, will be entitled to all late payment charges and prepayment penalties received on the fixed rate loans as additional servicing compensation and those amounts will not be available for distribution on the Class A-F Notes.

         Fixed Rate Loan Characteristics. All percentages of the initial fixed rate loans described in this prospectus supplement are approximate percentages, except as otherwise indicated, by aggregate principal balance of the fixed rate loans as of the cut off date.

         The initial fixed rate loans generally have original terms to stated maturity of approximately 30 years.

         Approximately ____% of the initial fixed rate loans, by aggregate principal balance of the fixed rate loans as of the cut off date, are secured by second liens on the related mortgaged properties.

         As of the cut off date, each initial fixed rate loan will have an unpaid principal balance of not less than $______ or more than $______ and the average unpaid principal balance of the initial fixed rate loans will be approximately $______. The latest stated maturity date of any of the initial fixed rate loans will be in _______; however, the actual date on which any initial fixed rate loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal.

         The weighted average remaining term to stated maturity of the initial fixed rate loans will be approximately ___ months. The weighted average original term to maturity of the initial fixed rate loans will be approximately ___ months.

         The earliest year of origination of any initial fixed rate loan is ____ and the latest month and year of origination is ______.

         With respect to approximately _____% of the initial fixed rate loans, by aggregate principal balance of the fixed rate loans as of the cut off date, the related mortgagors have obtained secondary financing from Pacific on the related mortgaged property, which second lien is not included in the related trust estate. There can be no assurance, however, that the mortgagors have not obtained or will not obtain secondary financing from sources other than the seller and its affiliates.

         Certain of the initial fixed rate loans provide for payment of a prepayment charge. As to each fixed rate loan, the prepayment charge provisions typically provide for payment of a prepayment charge for partial prepayments and full prepayments. Prepayments may be payable for a period of time ranging from one to five years from origination date. Prepayment charges received on the fixed rate loans will be available for distribution on the Class A-F Notes.

         None of the initial fixed rate loans are Buydown Loans.

         [Approximately ____% of the initial fixed rate loans are Balloon
Loans.]

         Set forth below is a description of additional characteristics of the initial fixed rate loans as of the cut off date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


              Fixed Rate Loan Geographic Distribution of Mortgaged Properties


                                                                                               Percentage of
                                                                                                Cut-off Date
                                          Number of Initial        Aggregate Unpaid              Aggregate
State                                     Fixed Rate Loans         Principal Balance         Principal Balance
-----                                     ----------------         -----------------         -----------------
[Alaska                                                            $                                        %
Arizona
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Iowa
Idaho
Illinois
Indiana
Kansas
Kentucky
Louisiana
Massachusetts
Maryland
Maine
Michigan
Minnesota
Missouri
Mississippi
Montana
North Carolina
Nebraska
New Hampshire
New Jersey
New Mexico
Nevada
New York
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
Tennessee
Texas
Utah
Virginia
Washington
Wisconsin
Wyoming]
       Total..........................                                           $                 100.00%
                                                                                 =                 =======

         No more than approximately _____% of the initial fixed rate loans will be secured by mortgaged properties in any one zip code.


       Principal Balances of the Initial Fixed Rate Loans at Origination

                                                                                                 Percentage of
                                                                                                 Cut-off Date
       Original Home Equity                      Number of Initial      Aggregate Unpaid           Aggregate
       Loan Principal Balance ($)                Fixed Rate Loans       Principal Balance      Principal Balance
       --------------------------                ----------------       -----------------      -----------------
           0.01-     25,000.00                                          $                                     %
      25,000.01-     50,000.00
      50,000.01-     75,000.00
      75,000.01-    100,000.00
     100,000.01-    125,000.00
     125,000.01-    150,000.00
     150,000.01-    175,000.00
     175,000.01-    200,000.00
     200,000.01-    225,000.00
     225,000.01-    250,000.00
     250,000.01-    275,000.00
     275,000.01-    300,000.00
     300,000.01-    325,000.00
     325,000.01-    350,000.00
     400,000.01-    450,000.00
         Total................................                          $                             100.00%
                                                                                                      =======


         The average principal balance of the initial fixed rate loans at origination will be approximately $-------.


  Principal Balances of the Initial Adjustable Rate Loans at the Cut-off Date

                                                                                                 Percentage of
                                                 Number of Initial                               Cut-off Date
       Cut-off Date Home Equity                     Adjustable           Aggregate Unpaid          Aggregate
       Loan Principal Balance ($)                   Rate Loans          Principal Balance      Principal Balance
       --------------------------                   ----------          -----------------      -----------------
        0.01    -    25,000.00                                           $                                    %
   25,000.01    -    50,000.00  ............
   50,000.01    -    75,000.00  ............
   75,000.01    -   100,000.00  ............
  100,000.01    -   125,000.00  ............
  125,000.01    -   150,000.00  ............
  150,000.01    -   175,000.00  ............
  175,000.01    -   200,000.00  ............
  200,000.01    -   225,000.00  ............
  225,000.01    -   250,000.00  ............
  250,000.01    -   275,000.00  ............
  275,000.01    -   300,000.00  ............
  300,000.01    -   325,000.00  ............
  325,000.01    -   350,000.00  ............
  350,000.01    -   400,000.00  ............
  400,000.01        450,000.00  ............
  450,000.01    -   500,000.00  ............
  500,000.01    -   550,000.00  ............
  550,000.01    -   600,000.00  ............
  600,000.01    -   650,000.00  ............
  700,000.01    -   750,000.00  ............
         Total...........................                                $                           100.00%
                                                                                                     =======

         The average cut off date principal balance of the initial adjustable rate loans will be approximately $___________.



                           Original Term to Maturity

                                                                                                 Percentage of
                                               Number of Initial                                 Cut-off Date
                                                   Adjustable           Aggregate Unpaid           Aggregate
Original Term                                      Rate Loans           Principal Balance      Principal Balance
-------------                                      ----------           -----------------      -----------------
180.....................................                                $                                    %
360.....................................
         Total..........................                                $                             100.00%
                                                                        =                             =======

         The weighted average original term to maturity at origination of the initial adjustable rate loans will be approximately ____ months.



                           Remaining Term to Maturity

                                                                                                 Percentage of
                                               Number of Initial                                 Cut-off Date
                                                   Adjustable           Aggregate Unpaid           Aggregate
Remaining Term                                     Rate Loans           Principal Balance      Principal Balance
--------------                                     ----------           -----------------      -----------------
121-180                                                                 $                                    %
301-360

         Total.........................                                 $                             100.00%
                                                                                                      =======

         The weighted average remaining term to maturity at origination of the initial adjustable rate loans will be approximately ____ months.



                               Documentation Type

                                                                                                Percentage of
                                                Number of Initial                                Cut-off Date
                                                   Adjustable           Aggregate Unpaid          Aggregate
Documentation Type                                 Rate Loans          Principal Balance      Principal Balance
------------------                                 ----------          -----------------      -----------------

Limited................................                                  $                                  %
Stated.................................
Full...................................
         Total.........................                                  $                           100.00%
                                                                                                     =======


                                Occupancy Types

                                                                                                Percentage of
                                                Number of Initial                                Cut-off Date
                                                   Adjustable           Aggregate Unpaid          Aggregate
Occupancy (as indicated by borrower)               Rate Loans          Principal Balance      Principal Balance
------------------------------------               ----------          -----------------      -----------------
Investor Non-Owner-Occupied............                                  $                                  %
Owner..................................
Secondary..............................
         Total.........................                                  $                           100.00%
                                                                                                     =======


               Risk Categories of Initial Adjustable Rate Loans

                                                                                                Percentage of
                                                Number of Initial                                Cut-off Date
                                                   Adjustable           Aggregate Unpaid          Aggregate
Risk Category                                      Rate Loans          Principal Balance      Principal Balance
-------------                                      ----------          -----------------      -----------------
A.....................................                                   $                                  %
A-....................................
B.....................................
C.....................................
C-....................................
D.....................................
Other.................................
         Total........................                                   $                             100.00%
                                                                                                       =======

 See "-- Underwriting" for a description of the credit categories of the loans.


                                Property Types

                                                                                                 Percentage of
                                                 Number of Initial                               Cut-off Date
                                                    Adjustable          Aggregate Unpaid           Aggregate
 Property Type                                      Rate Loans          Principal Balance      Principal Balance
 -------------                                      ----------          -----------------      -----------------
 Single Family Detached..................                                 $                                 %
 Single Family Attached..................
 Three- to Four-Family...................
 Condominium.............................
 Townhouse...............................
 Manufactured Housing....................
          Total..........................                                 $                         100.00%
                                                                                                    =======


                   Purposes of Initial Adjustable Rate Loans

                                                                                                  Percentage of
                                                 Number of Initial                                 Cut-off Date
                                                    Adjustable            Aggregate Unpaid          Aggregate
  Purpose                                           Rate Loans            Principal Balance     Principal Balance
  -------                                           ----------            -----------------     -----------------
  Refinance-Cashout.....................                                  $                                   %
  Rate and Term Refinance...............
  Purchase..............................
           Total........................                                  $                             100.00%
                                                                                                        =======

            See "-- Underwriting" for a description of loan purpose.


                         Original Loan-to-Value Ratios

                                                                                                 Percentage of
                                                Number of Initial                                Cut-off Date
                                                    Adjustable          Aggregate Unpaid           Aggregate
      Original Loan-to-Value Ratios (%)             Rate Loans          Principal Balance      Principal Balance
      ---------------------------------             ----------          -----------------      -----------------
    5.01  -    10.00  ....................                               $                                  %
   15.01  -    20.00  ....................
   25.01  -    30.00  ....................
   30.01  -    35.00  ....................
   35.01  -    40.00  ....................
   40.01  -    45.00  ....................
   45.01  -    50.00  ....................
   50.01  -    55.00  ....................
   55.01  -    60.00  ....................
   60.01  -    65.00  ....................
   65.01  -    70.00  ....................
   70.01  -    75.00  ....................
   75.01  -    80.00  ....................
   80.01  -    85.00  ....................
   85.01  -    90.00  ....................
   90.01  -    95.00  ....................
              Total.....................                                 $                           100.00%
                                                                                                     =======

         The weighted average loan-to-value ratio at origination of the initial adjustable rate loans will be approximately ______%.


                         Mortgage Rates at Origination
                       for Initial Adjustable Rate Loans

                                                                                                 Percentage of
                                                Number of Initial                                Cut-off Date
                                                    Adjustable          Aggregate Unpaid           Aggregate
              Mortgage Rates (%)                    Rate Loans          Principal Balance      Principal Balance
              ------------------                    ----------          -----------------      -----------------
   6.01   -   6.50 .......................                               $                                  %
   6.51   -   7.00 .......................
   7.01   -   7.50 .......................
   7.51   -   8.00 .......................
   8.01   -   8.50 .......................
   8.51   -   9.00 .......................
   9.01   -   9.50 .......................
   9.51   -  10.00 .......................
  10.01   -  10.50 .......................
  10.51   -  11.00 .......................
  11.01   -  11.50 .......................
  11.51   -  12.00 .......................
  12.01   -  12.50 .......................
  12.51   -  13.00 .......................
  13.01   -  13.50 .......................
  13.51   -  14.00 .......................
  14.01   -  14.50 .......................
  14.51   -  15.00 .......................
  15.01   -  15.50 .......................
  15.51   -  16.00 .......................
  16.01   -  16.50 .......................
  16.51   -  17.00 .......................
      Total.............................                                 $                           100.00%
                                                                                                     =======

         The weighted average mortgage rate of the initial adjustable rate loans at origination will be approximately ________% per annum.


                    Minimum Mortgage Rates at Cut-off Date
                       for Initial Adjustable Rate Loans

                                                                                                  Percentage of
                                                Number of Initial                                  Cut-off Date
                                                    Adjustable            Aggregate Unpaid          Aggregate
           Minimum Mortgage Rates (%)               Rate Loans            Principal Balance     Principal Balance
           --------------------------               ----------            -----------------     -----------------
     6.01 -      6.50....................                                 $                                   %
     6.51 -      7.00....................
     7.01 -      7.50....................
     7.51 -      8.00....................
     8.01 -      8.50....................
     8.51 -      9.00....................
     9.01 -      9.50....................
     9.51 -     10.00....................
    10.01 -     10.50....................
    10.51 -     11.00....................
    11.01 -     11.50....................
    11.51 -     12.00....................
    12.01 -     12.50....................
    12.51 -     13.00....................
    13.01 -     13.50....................
    13.51 -     14.00....................
    14.01 -     14.50....................
    14.51 -     15.00....................
    15.01 -     15.50....................
    15.51 -     16.00....................
    16.01 -     16.50....................
    16.51 -     17.00....................
        Total...........................                                  $                             100.00%
                                                                                                        =======

         The weighted average minimum mortgage rate of the initial adjustable rate loans as of cut off date will be approximately _______% per annum.


                             Next Adjustment Date
                       for Initial Adjustable Rate Loans

                                                                                                Percentage of
                                                Number of Initial                                Cut-off Date
                                                   Adjustable           Aggregate Unpaid          Aggregate
        Next Adjustment Date                       Rate Loans          Principal Balance      Principal Balance
        --------------------                       ----------          -----------------      -----------------
_______, ________.....................                                   $                                 %
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
_______, ________.....................
      Total...........................                                   $                          100.00%
                                                                                                    =======

         The weighted average remaining months to the next adjustment date of the initial adjustable rate loans will be approximately __ months.


                             Maximum Mortgage Rate
                       for Initial Adjustable Rate Loans

                                                                                                 Percentage of
                                                Number of Initial                                 Cut-off Date
                                                   Adjustable            Aggregate Unpaid          Aggregate
        Maximum Mortgage Rates (%)                 Rate Loans            Principal Balance     Principal Balance
        --------------------------                 ----------            -----------------     -----------------
   12.51-    13.00 ......................                                $                                  %
   13.01-    13.50 ......................
   13.51-    14.00 ......................
   14.01-    14.50 ......................
   14.51-    15.00 ......................
   15.01-    15.50 ......................
   15.51-    16.00 ......................
   16.01-    16.50 ......................
   16.51-    17.00 ......................
   17.01-    17.50 ......................
   17.51-    18.00 ......................
   18.01-    18.50 ......................
   18.51-    19.00 ......................
   19.01-    19.50 ......................
   19.51-    20.00 ......................
   20.01-    20.50 ......................
   20.51-    21.00 ......................
   21.01-    21.50 ......................
   21.51-    22.00 ......................
   22.01-    22.50 ......................
   22.51-    23.00 ......................
   23.01-    23.50 ......................
       Total.......                                                      $                            100.00%
                                                                                                      =======

         The weighted average maximum mortgage rate of the initial adjustable rate loans will be approximately _______% per annum.


                                 Gross Margin
                       for Initial Adjustable Rate Loans

                                                                                                 Percentage of
                                                Number of Initial                                Cut-off Date
                                                   Adjustable           Aggregate Unpaid           Aggregate
              Gross Margin (%)                     Rate Loans          Principal Balance       Principal Balance
              ----------------                     ----------          -----------------       -----------------
   4.01   -   4.50 .........................                            $                                     %
   4.51   -   5.00 .........................
   5.01   -   5.50 .........................
   5.51   -   6.00 .........................
   6.01   -   6.50 .........................
   6.51   -   7.00 .........................
   7.01   -   7.51 .........................
   7.51   -   8.00 .........................
   8.01   -   8.50 .........................
   8.51   -   9.00 .........................
   9.01   -   9.50 .........................
   9.51   -  10.00 .........................
  10.01   -  10.50 .........................
  10.51   -  11.00 .........................
  11.01   -  11.50 .........................
      Total..............................                               $                             100.00%
                                                                                                      =======

         The weighted average gross margin of the initial adjustable rate loans will be approximately _____% per annum.

                            Initial Periodic Rate Cap for Initial Adjustable Rate Loans

                                                                                                Percentage of
                                                Number of Initial                                Cut-off Date
                                                   Adjustable           Aggregate Unpaid          Aggregate
        Initial Periodic Rate Cap                  Rate Loans          Principal Balance      Principal Balance
        -------------------------                  ----------          -----------------      -----------------
1.500..................................                                  $                                 %
3.000..................................
      Total............................                                  $                           100.00%
                                                                                                     =======

         The weighted average initial Periodic Rate Cap of the initial adjustable rate loans will be approximately ______%.


              Periodic Rate Cap for Initial Adjustable Rate Loans

                                                                                                Percentage of
                                               Number of Initial                                 Cut-off Date
                                                   Adjustable          Aggregate Unpaid           Aggregate
          Periodic Rate Cap                        Rate Loans          Principal Balance      Principal Balance
          -----------------                        ----------          -----------------      -----------------
1.500..................................                                 $                                  %
      Total............................                                 $                            100.00%
                                                                                                     =======


                           Number of Days Delinquent

                                                                                                  Percentage of
                                                                                                   Cut-off Date
                                                Number of Initial         Aggregate Unpaid          Aggregate
  Number of Days Delinquent                   Adjustable Rate Loans       Principal Balance     Principal Balance
  -------------------------                   ---------------------       -----------------     -----------------
  0-29 Days...............................                                $                                   %
  30-59 Days..............................
           Total..........................                                $                             100.00%
                                                                                                        =======

     Conveyance of Subsequent Loans and the Pre-Funding Account. Under the adjustable rate purchase agreement, following the initial issuance of the Class A-V Notes, the Series ____-V issuer will be obligated to purchase from the seller for inclusion in the related trust estate during the Class A-V funding period, subject to the availability of those notes, the subsequent adjustable rate loans secured by first liens on fee simple interests in one- to four-family residential real properties. Each subsequent adjustable rate loan will have been underwritten in accordance with the criteria set forth in this prospectus supplement under "Description of the Home Equity Loan Pool -- Underwriting." subsequent adjustable rate loans will be transferred to the Series ____-V issuer pursuant to subsequent transfer instruments between the seller and the Series ____-V issuer. In connection with the purchase of subsequent adjustable rate loans on the subsequent transfer dates, the Series ____-V issuer will be required to pay to the seller from amounts on deposit in the Class A-V pre- funding account a cash purchase price of 100% of the principal balance. In each instance in which subsequent adjustable rate loans are transferred pursuant to a subsequent transfer instrument, the Series ___________ -V issuer will designate the subsequent cut-off date with respect to the subsequent adjustable rate loans acquired on that date. The amount paid from the Class A-V pre-funding account on each subsequent transfer date will not include accrued interest on the subsequent adjustable rate loans. Following each subsequent transfer date, the aggregate principal balance of the adjustable rate loans will increase by an amount equal to the aggregate principal balance of the subsequent adjustable rate loans so acquired and the amount in the Class A-V pre- funding account will decrease accordingly.

     On the closing date, approximately $_______, which is the Class A-V original pre-funded amount, will be deposited in the Class A-V pre-funding account, which account will be in the name of the indenture trustee and shall be part of the related trust estate and which amount will be used to acquire subsequent adjustable rate loans. During the Class A-V funding period, as defined in this prospectus supplement, the Class A-V original pre-funded amount will be reduced by the amount of the Class A-V original pre-funded amount used to purchase subsequent adjustable rate loans. It should be noted that on any date of determination, the related Class A-V original pre-funded amount as so reduced is referred in this prospectus supplement as the Class A-V pre-funded amount. The "Class A-V funding period" is the period commencing on the closing date and ending on the earlier to occur of:

     o the date on which the amount on deposit in the Class A-V Funding Account is less than $[10,000] and

     o    _____, _____.

     Any conveyance of subsequent adjustable rate loans on a subsequent transfer date is subject to conditions including, but not limited to:

     o each subsequent adjustable rate loan must satisfy the representations and warranties specified in the related subsequent transfer instrument and the adjustable rate purchase agreement;

     o the seller will select the subsequent adjustable rate loans in a manner that it reasonably believes is not adverse to the interests of the Class A-V Noteholders or the note insurer;

     o the seller will deliver opinions of counsel acceptable to the note insurer and the indenture trustee with respect to the validity of the conveyance of the subsequent adjustable rate loans; and

     o as of each subsequent cut-off date, each subsequent adjustable rate loan will satisfy the following criteria:

     o the subsequent adjustable rate loan may not be 30 or more days contractually delinquent as of the related subsequent cut-off date;

     o the remaining stated term to maturity of the subsequent adjustable rate loan will not exceed 360 months;

     o the subsequent adjustable rate loan must have an outstanding principal balance of at least $[20,000] and no more than $[500,000] as of the subsequent cut-off date;

     o the subsequent adjustable rate loan will be underwritten in accordance with the criteria set forth under "Description of the Home Equity Loan Pool -- Underwriting" in this prospectus supplement;

     o the subsequent adjustable rate loan must have a loan-to-value ratio at origination of no more than _______%;

     o the stated maturity of the subsequent adjustable rate loan will be no later than 360 months;

     o the subsequent adjustable rate loan shall not provide for negative amortization;

     o the subsequent adjustable rate loan must have a gross margin of at least ____%; and

     o following the purchase of the subsequent adjustable rate loans by the related issuer, the adjustable rate loans included in the related trust estate must have a weighted average interest rate, a weighted average remaining term to maturity and a weighted average loan-to-value ratio at origination, as of each respective subsequent cut-off date, which does not vary materially from the initial adjustable rate loans included initially in the related trust estate.

     In addition, the indenture trustee shall not agree to any transfer of subsequent adjustable rate loans without a signed certification from the note insurer that the subsequent adjustable rate loans are acceptable to the note insurer in its sole discretion. Subsequent adjustable rate loans with characteristics varying from those set forth above may be purchased by related issuer and included in the trust estate in the sole discretion of the note insurer. Upon the end of the Class A-V funding period, under some circumstances, the note insurer may adjust the related required subordination amount.

Underwriting

     [Description of seller's underwriting].

Additional Information

     Prior to the issuance of a series of notes, initial loans may be removed from the either trust estate as a result of incomplete documentation or otherwise, if the depositor deems the removal necessary or appropriate. A limited number of other loans may be included in each loan group prior to the issuance of the related notes. The depositor believes that the information set forth herein will be substantially representative of the characteristics of each loan group as it will be constituted at the time the related notes are issued, although the range of mortgage rates and maturities and other characteristics of the loans in the related loan group may vary, although the variance will not be material.

                                  THE SELLER

     The information set forth in the following paragraphs has been provided by the seller. None of the depositor, the underwriter, the owner trustee, the indenture trustee, the note insurer, the sub-servicer, the Series _____-F issuer, the Series _____-V issuer or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of the information provided by the seller.

     [Description of the seller].

     No person other than the seller and ___________ is obligated with respect to the representations and warranties respecting the loans and the remedies for any breach of those representations and warranties that are assigned to the indenture trustee for the benefit of the related noteholders and the note insurer. Moreover, as discussed above, the seller and ________ have only limited assets available to perform its repurchase obligations in respect of any breach of those representations and warranties, relative to the potential amount of repurchase liability, and the total potential amount of repurchase liability is expected to increase over time as _________ continues to originate, acquire and sell mortgage loans. There can be no assurance that the seller will continue to generate operating earnings, or that it will be successful under its current business plan. Therefore, you should consider the possibility that the seller and _________ will not have sufficient assets with which to satisfy its repurchase obligations in the event that a substantial amount of loans are required to be repurchased due to breaches of representations and warranties.

     The seller does not have sufficient historical delinquency, bankruptcy, foreclosure or default experience that may be referred to for purposes of estimating the future delinquency and loss experience of mortgage loans similar to the loans.

                          THE SERIES _______-F ISSUER

     Home Equity Loan Trust Series _______-F is a business trust formed under the laws of the State of Delaware pursuant to the trust agreement, dated as of _________, ____, between the depositor and ________________ as the owner trustee for the transactions described in this prospectus supplement. The trust agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. After its formation, the Series _____-F issuer will not engage in any activity other than:

     o ________ acquiring and holding the fixed rate loans and the other assets of the Series _____-F issuer and proceeds from those fixed rate loans,

     o    issuing the Class A-F Notes and the related certificates,

     o making payments on the Class A-F Notes and the related certificates and

     o ________ engaging in other activities that are necessary, suitable or convenient to accomplish the specified obligations or are incidental to the specified obligations or connected with those obligations.

The Series _____-F issuer is not expected to have any significant assets other than those pledged as collateral to secure the Class A-F Notes.

     The assets of the Series ____-F issuer will consist of the fixed rate loans and related assets pledged to secure the Class A-F Notes.

     The Series ____-F issuer's principal offices are in Wilmington, Delaware, in care of _______________, as owner trustee.


                           THE SERIES ____-V ISSUER

     Home Equity Loan Trust Series ____-V is a business trust formed under the laws of the State of Delaware pursuant to the trust agreement, dated as of _______, ____, between the depositor and Wilmington Trust Company as the owner trustee for the transactions described in this prospectus supplement. The trust agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. After its formation, the Series ____-V issuer will not engage in any activity other than:

     o ________ acquiring and holding the adjustable rate loans and the other assets of the Series ____-V issuer and proceeds from those adjustable rate loans,

     o    issuing the Class A-V Notes and the related certificates,

     o making payments on the Class A-V Notes and the related certificates and

     o ________ engaging in other activities that are necessary, suitable or convenient to accomplish the specified obligations or are incidental to the specified obligations or connected with those obligations.

The Series ____-V issuer is not expected to have any significant assets other than those pledged as collateral to secure the Class A-V Notes.

     The assets of the Series ____-V issuer will consist of the adjustable rate loans and related assets pledged to secure the Class A-V Notes.

     The Series ____-V issuer's principal offices are in Wilmington, Delaware, in care of __________________, as owner trustee.


                               THE OWNER TRUSTEE

     ______________________ is the owner trustee under each trust agreement. The owner trustee is a Delaware ____________________ and its principal offices are located in Wilmington, Delaware.

     Neither the owner trustee nor any director, officer or employee of the owner trustee will be under any liability to the Series ____-F issuer, the Series ____-V issuer, or the noteholders under the related trust agreement under any circumstances, except for the owner trustee's own misconduct, gross negligence, bad faith or grossly negligent failure to act or in the case of the inaccuracy of representations made by the owner trustee in the related trust agreement. All persons into which the owner trustee may be merged or with which it may be consolidated or any person resulting from the merger or consolidation shall be the successor of the owner trustee under the related trust agreement.


                             THE INDENTURE TRUSTEE

     ___________________________________, a _______________________, will act as indenture trustee under each indenture. A copy of the indentures will be provided by the issuer without charge upon written request. Requests should be addressed to the indenture trustee at _______________________________________,
Attention: Home Equity Loan Trust Series ____-F or Attention: Home Equity Loan Trust Series ____-V, as applicable.

                            -----------------------

     The following information has been supplied by ____________________, as note insurer, for inclusion in this prospectus supplement.

General

         [Note insurer information].

         The principal executive offices of the note insurer are located at _________________________________________, and its telephone number at that location is (___) ___-____.

Reinsurance

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by the note insurer or any of its domestic operating insurance company subsidiaries are reinsured among the companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, the note insurer reinsures a portion of its liabilities under some of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Reinsurance is utilized by the note insurer as a risk management device and to comply with statutory and rating agency requirements; it does not alter or limit the note insurer obligations under any financial guaranty insurance policy.

Rating of Claims-Paying Ability

         The note insurer's claims-paying ability is rated ["Aaa" by Moody's and "AAA" by S&P]. The rating reflects only the view of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by the rating agencies. See "Ratings."

Capitalization

         The following table sets forth the capitalization of the note insurer and its wholly owned subsidiaries on the basis of generally accepted accounting principles as of ______________, ____, in thousands:

                                                                                               __________, ____
                                                                                                  (unaudited)
                                                                                            ________________________
Deferred Premium Revenue (net of prepaid reinsurance premiums)..........................           $
Shareholder's Equity:
         Common Stock...................................................................
         Additional Paid-in Capital.....................................................
         Unrealized Gain on Investments (net of deferred income taxes)..................
         Accumulated Earnings...........................................................           ____________
Total Shareholder's Equity..............................................................           ____________
Total Deferred Premium Revenue and Shareholder's Equity.................................           $
                                                                                                   ============

         For further information concerning the note insurer, see the consolidated financial statements of the note insurer and subsidiaries, and the notes to those financial statements, incorporated by reference in this prospectus supplement. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by the note insurer are available upon request to the State of New York Insurance Department.

Incorporation of Certain Documents by Reference

         In addition to the documents described under "Incorporation of Certain Information by Reference" in the prospectus, the consolidated financial statements of the note insurer and subsidiaries included in or as exhibits to the following documents which have been filed with the Securities and Exchange Commission are hereby incorporated by reference in this prospectus supplement, which together with the prospectus, forms a part of the depositor's registration statement:

     o the annual report on Form 10-K for the year ended ____________, ____ and

     o the quarterly report on Form 10-Q for the three-month period ended _____________, ____.

         All financial statements of the note insurer and subsidiaries included in documents filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the notes shall be deemed to be incorporated by reference into this prospectus supplement and to be a part hereof from the respective dates of filing the documents.

         The depositor will provide without charge to any person to whom this prospectus supplement is delivered, upon oral or written request of the person, a copy of any or all of the financial statements incorporated by reference. Requests for the copies should be directed to the Secretary, Merrill Lynch Mortgage Investors, Inc., 4 World Financial Center, Floor #10, New York, NY 10080.

Insurance Regulation

         The note insurer is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile. In addition, the note insurer and its insurance subsidiaries are subject to regulations by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York, the note insurer is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of each insurer to financial guaranty insurance and related lines, requires that each insurer maintain a minimum surplus to policy holders, establishes contingency, loss and unearned premium reserve requirements for each insurer, and limits the size of individual transactions and the volume of transactions that may be underwritten by each insurer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies like the note insurer, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidation, acquisitions or sale of assets and incurrence of liability for borrowing.


                           DESCRIPTION OF THE NOTES

General

         The Class A-F Notes will be issued pursuant to the indenture dated as of __________ 1, ____, between the Series ____-F issuer and __________________, as indenture trustee. The Class A-F Certificates, together with the Class A-F Notes, the "Series ____-F Securities," will be issued pursuant to the trust agreement dated as of __________, 1998, between the depositor and ___________________, as owner trustee. The notes, which refers to the Class A-V Notes together with the Class A-F Notes, will be issued pursuant to the indenture dated as of ___________ 1, ____, between the Series ____-V issuer and ________________________, as indenture trustee. The Series
____-V Securities, which refers to the Class A-V Certificates together with the Class A-V Notes, will be issued pursuant to the trust agreement dated as of ________, _____, between the depositor and ______________________, as owner trustee. The following summaries describe the material provisions of each of the Class A-F securities, the Class A-V securities, the indentures, the trust agreements and the servicing agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable agreement. Only the notes are offered hereby.

         The notes will be secured by the pledge by the related issuer of its assets to the indenture trustee pursuant to the related indenture. The pledged assets forming the trust estate will consist of the following:

     o    the fixed rate loans or the adjustable rate loans, as applicable;

     o ________ collections in respect of principal and interest of the fixed rate loans or the adjustable rate loans, as applicable, received after the cut off date or subsequent cut-off date, as applicable, other than payments due on or before the cut off date or the subsequent cut-off date, as applicable;

     o ________ the amounts on deposit in any collection account, as defined in the prospectus, including the payment account in which amounts are deposited prior to payment to the Class A-F Noteholders or the Class A-V Noteholders, as applicable, including net earnings on those collection accounts;

     o ________ insurance policies maintained by the mortgagors or by or on behalf of the master servicer or any related subservicer in respect of the fixed rate loans or the adjustable rate loans, as applicable;

     o an assignment of the depositor's rights under the related purchase agreement;

     o an assignment of the related issuer's rights under the related servicing agreement;

     o amounts on deposit in the related interest coverage account and the related pre-funding account and

     o    proceeds of the pledged assets.

         Each series of notes represents the right to receive payments from funds available to be distributed with respect to the related loan group, as described in this prospectus supplement; provided that in the limited circumstances described in this prospectus supplement under "Description of the Notes," excess cash flow from the loan group related to a series of notes may be available for shortfalls on the other series of notes.

         The notes will be issued in denominations of $25,000 and integral multiples of $1,000 in excess of $25,000. See " -- Book-Entry Notes" below.

Book-Entry Notes

         General. Security owners may elect to hold their notes through the DTC in the United States, or Clearstream or Euroclear, in Europe if they are participants of those systems, or indirectly through organizations which are participants in those systems. The book-entry notes will be issued in one or more securities which equal the aggregate principal balance of the notes and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold those positions in customers' securities accounts in the depositaries' names on the books of DTC. Investors may hold the beneficial interests in the book-entry notes in minimum denominations representing security balances of $25,000 and in integral multiples of $1,000 in excess of $25,000. Notwithstanding any provision in this prospectus supplement, no beneficial owner will be entitled to receive a definitive note, which is a physical certificate representing the security. Unless and until definitive notes are issued, it is anticipated that the only "holder" of the notes will be Cede & Co., as nominee of DTC. Security owners will not be holders as that term is used in the indenture.

         The beneficial owner's ownership of a book-entry note will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for that purpose. In turn, the financial intermediary's ownership of those book-entry notes will be recorded on the records of DTC, or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC Participant and on the records of Clearstream or Euroclear, as appropriate.

         Security owners will receive all payments of principal of, and interest on, the notes from the indenture trustee through DTC and DTC participants. While the notes are outstanding, notwithstanding the circumstances in this prospectus supplement, under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the notes and is required to receive and transmit payments of principal of, and interest on, the notes.

         Participants and indirect participants with whom security owners have accounts with respect to notes are similarly required to make book-entry transfers and receive and transmit those payments on behalf of their respective security owners. Accordingly, although security owners will not possess physical certificates, the rules provide a mechanism by which security owners will receive payments and will be able to transfer their interest.

         Security owners will not receive or be entitled to receive definitive notes representing their respective interests in the notes, except under the limited circumstances described in this prospectus supplement. Unless and until definitive notes are issued, security owners who are not participants may transfer ownership of notes only through participants and indirect participants by instructing those participants and indirect participants to transfer the notes, by book-entry transfer, through DTC for the account of the purchasers of those notes, which account is maintained with their respective participants. Under the rules and in accordance with DTC's normal procedures, transfers of ownership of notes will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing security owners.

         Under a book-entry format, beneficial owners of the book-entry notes may experience some delay in their receipt of payments, since the payments will be forwarded by the indenture trustee to Cede & Co. Payments with respect to notes held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. The payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry notes to persons or entities that do not participate in the depositary system, or otherwise take actions in respect of those book-entry notes, may be limited due to the lack of physical certificates for those book-entry notes. In addition, issuance of the book-entry notes in book-entry form may reduce the liquidity of those notes in the secondary market since potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

         DTC has advised the indenture trustee that, unless and until definitive notes are issued, DTC will take any action permitted to be taken by the holders of the book-entry notes under the indenture only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry notes are credited, to the extent that those actions are taken on behalf of financial intermediaries whose holdings include those book-entry notes. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by noteholders under the indenture on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect those actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some notes which conflict with actions taken with respect to other notes.

         Definitive Notes. Definitive notes will be issued to security owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the prospectus under "Description of the Securities -- Book-Entry Registration and Definitive Securities."


         Upon the occurrence of an event described in the prospectus in the seventh paragraph under "Description of the Securities -- Form of Book-Entry Registration and Definitive Securities," the indenture trustee is required to notify, through DTC, participants who have ownership of book-entry notes as indicated on the records of DTC of the availability of definitive notes for their book-entry notes. Upon surrender by DTC of the definitive certificates representing the book-entry notes and upon receipt of instructions from DTC for re-registration, the indenture trustee will reissue the book-entry notes as definitive notes issued in the respective principal amounts owned by individual security owners, and after which the indenture trustee will recognize the holders of those definitive notes as noteholders under the indenture.


         Although DTC, Clearstream and Euroclear have agreed to the procedures in order to facilitate transfers of notes among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform those procedures and those procedures may be discontinued at any time. See Annex I to this prospectus supplement.

         In addition, security owners will receive all payments of principal and interest on the related book-entry notes from the paying agent, as defined in the prospectus, through DTC and participants. Accordingly, security owners may experience delays in their receipt of payments. Unless and until definitive notes are issued for the related book-entry notes, it is anticipated that the only registered noteholder of those book-entry notes will be Cede & Co., as nominee of DTC. Security owners will not be recognized by the indenture trustee or the master servicer as noteholders, as the term is used in the indenture, and security owners will be permitted to receive information furnished to noteholders and to exercise the rights of noteholders only indirectly through DTC, its participants and intermediaries.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry notes among participants and to receive and transmit payments of principal of, and interest on, those book-entry notes. Participants and Intermediaries with which security owners have accounts with respect to those book-entry notes similarly are required to make book-entry transfers and receive and transmit those payments on behalf of their respective security owners. Accordingly, although security owners will not possess physical certificates evidencing their interests in the book-entry notes, the rules provide a mechanism by which security owners, through their participants and Intermediaries, will receive payments and will be able to transfer their interests in the book-entry notes.

         None of the depositor, the master servicer, the note insurer, the owner trustee, the issuer, the sub-servicer or the indenture trustee will have any liability for any actions taken by DTC or its nominee, Clearstream or Euroclear, including, without limitation, actions for any aspect of the records relating to or payments made on account of security ownership interests in the book-entry notes held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

         For additional information regarding DTC and the book-entry notes, see "Description of the Securities -- Book-Entry Registration and Definitive Securities" in the prospectus.

Payments

         Payments on the notes will be made by the indenture trustee or the paying agent on the [25th] day of each month or, if that day is not a business day, then the next succeeding business day, commencing in ________________. Payments on the notes will be made to the persons in whose names those notes are registered at the close of business on the day prior to each payment date or, if the notes are no longer book-entry notes, on the record date. See "Description of the Securities -- Distributions" in the prospectus. Payments will be made by check or money order mailed, or upon the request, at least five business days prior to the related record date, of a holder owning notes having denominations aggregating at least $5,000,000, by wire transfer or otherwise, to the address of the person entitled to those payments, which, in the case of book-entry notes, will be DTC or its nominee, as it appears on the security register on the related record date. However, the final payment in respect of the notes will be made only upon presentation and surrender of those notes at the office or the agency of the indenture trustee specified in the notice to holders of the final payment. A "business day" is any day other than:

     o    a Saturday or Sunday or

     o ________ a day on which banking institutions in New York City, __________ or Delaware or in the city in which the corporate trust offices of the indenture trustee or the principal office of the note insurer are located, are required or authorized by law to be closed.

Class A-F Notes

         Available Funds. The "available funds" for the Class A-F Notes for any payment date will equal the amount received by the indenture trustee and available in the Class A-F payment account on each payment date. The available funds for the Class A-F Notes will generally be equal to the amount on deposit in the Class A-F payment account on the payment date and available for distribution to the Class A-F Noteholders, minus:

     o the related administrative fee and the related indenture trustee fee and

     o ________ if the Class A-F Notes have been declared due and payable following an event of default on that payment date, any amounts owed by the related issuer to the indenture trustee or note insurer pursuant to the related indenture.

         In addition, on the payment date relating to the due period in which the termination of the related funding period occurred, available funds will include the amount on deposit in the Class A-F pre-funding account at that time, plus on the payment dates in ________ and __________ ______, available funds will include the amount, if any, withdrawn from the Class A-F interest coverage account. With respect to any payment date:

     o the "due date" is the first day of the month in which the payment date occurs, and

     o ________ the "determination date" is the 15th day of the month in which the payment date occurs, or if the day is not a business day, the immediately preceding business day.

         Interest Payments. On each payment date, holders of the Class A-F Notes will be entitled to receive the Class A-F interest payment amount equal to interest accrued on the Class A-F Note principal balance of those notes immediately prior to the payment date at the Class A-F Note interest rate for the related interest period. With respect to each payment date, interest payable on the Class A-F Notes will accrue during the interest period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. If payments are not made as required under the related note insurance policy, additional interest shortfalls may be allocated to the Class A-F Notes. See "Description of the Notes -- Note Insurance Policies."

         On each payment date, the Class A-F Note interest rate will be ___% per annum.

         With respect to each fixed rate loan and each payment date, the master servicer will be entitled to a servicing fee equal to 1/12 of the servicing fee rate times the principal balance of those fixed rate loan as of that date. With respect to each fixed rate loan and each payment date, the indenture trustee will be entitled to a fee equal to 1/12 of the indenture trustee fee rate times the principal balance of that fixed rate loan as of that date. For any payment date, the servicing fee rate is equal to ____% per annum, the indenture trustee fee rate is equal to _____% per annum, the owner trustee fee is $______ per annum, payable on the payment date in __________ of each year, and the "note insurer premium" is equal to 1/12 of the per annum rate specified pursuant to the related insurance agreement times the note principal balance. The note insurance policy with respect to the Class A-F Notes does not cover any Prepayment Interest Shortfalls or any Relief Act Shortfalls, each as defined in this prospectus supplement, nor do the ratings assigned to the Class A-F Notes address the payment of any Prepayment Interest Shortfalls or any Relief Act Shortfalls. "Relief Act Shortfalls" for any payment date are any shortfalls relating to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended or similar legislation or regulations.

         As described in this prospectus supplement, the interest payment amount is based on the Class A-F Note principal balance. The Class A-F Note principal balance as of any date of determination is equal to the related initial principal balance of those notes as of the closing date reduced by all amounts allocable to the Class A-F principal payment amount and the subordination increase amount previously distributed with respect to the Class A-F Note.

         The "principal balance" of any loan is, at any given time, the principal balance as of the cut off date or subsequent cut-off date, as applicable, of the loan, minus:

     o the sum of all amounts paid or advanced with respect to that loan with respect to principal and

     o the principal portion of any losses with respect to those losses for any previous payment date.

         Principal Payments. The "Class A-F principal payment amount" for the Class A-F Notes:

     o on any payment date, other than the final scheduled payment date, will be equal to the lesser of:

          o the sum of the available funds with respect to the Class A-F Notes remaining after distributions pursuant to " --Class A-F Notes --Priority of Payment" below and any portion of any insured payment, as defined in this prospectus supplement, for the payment date representing principal and

          o    the sum of:

               o the principal portion of all scheduled monthly payments on the fixed rate loans received on the fixed rate loans with respect to the related due date;

               o the principal portion of all proceeds of the repurchase of a fixed rate loan , or, in the case of a substitution, amounts representing a principal adjustment, pursuant to the related servicing agreement or the fixed rate purchase agreement received during the preceding calendar month;

               o the principal portion of all other unscheduled collections received on the fixed rate loans during the related prepayment period, or deemed to be received during the related prepayment period, including, without limitation, full and partial principal prepayments made by the respective mortgagors, liquidation proceeds and insurance proceeds, excluding proceeds paid in respect of the note insurance policy, to the extent not distributed in the preceding month;

               o any insured payment made with respect to principal plus the lesser of:

                    o the net monthly excess cashflow relating to the Class A-V Notes, or, if the Class A-V Notes have been retired, the amount in the Class A-F escrow account, minus the amount by which the Class A-F interest payment amount exceeds the Class A-F available funds and

                    o    the subordination deficit relating to the Class A-F
                         Notes;

               o with respect to the payment date immediately following the end of the related funding period, any amounts in the related pre-funding account after giving effect to any purchase of subsequent fixed rate loans;

               minus

               o the amount of any related subordination reduction amount for the payment date; and

          o with respect to the final scheduled payment date, the amount necessary to reduce the Class A-F Note principal balance to zero.

         In no event will the Class A-F principal payment amount with respect to any payment date be less than zero or greater than the then outstanding Class A-F Note principal balance.

         Priority of Payment. On each payment date, available funds with respect to the Class A-F Notes and, if necessary, any available net monthly excess cashflow relating to the other series of notes and any insured payment with respect to that payment date, provided that insured payments will be applied only for the purposes set forth below, will be allocated to the Class A-F Notes in the following order of priority, in each case to the extent of available funds with respect to the Class A-F Notes remaining:

          o to the Class A-F Noteholders, the Class A-F interest payment amount with respect to the payment date net of any prepayment shortfalls not covered by the master servicer by compensating interest and any Relief Act Shortfalls;

          o to the Class A-F Noteholders, the Class A-F principal payment amount with respect to that payment date;

          o    to the note insurer, the sum of:

          o all amounts previously paid by the note insurer under the Class A-F Note insurance policy which have not previously been reimbursed,

          o any other amounts due to the note insurer pursuant to the agreement pursuant to which the Class A-F Note insurance policy is issued and

          o interest on any amounts due as set forth in the insurance agreement from the date the reimbursement amounts became due until paid in full;

     o    to Class A-V Notes, if necessary, any amounts to pay:

          o the amount by which the Class A-V interest payment amount exceeds Class A-V available funds for the related loan group on the payment date and

          o any realized loss relating to the Class A-V Notes on the payment date or any previous payment date;

     o    to the note insurer, the sum of:

          o all payments previously paid by the note insurer under the note insurance policy relating to the Class A-V Notes which have not previously been reimbursed,

          o any other amounts due to the note insurer pursuant to the Series ____-V insurance agreement, as defined in this prospectus supplement, to the extent not previously paid or reimbursed and

          o interest on any amounts due as set forth in the ____-V insurance agreement from the date the amounts become due until paid in full;

     o to the Class A-F Noteholders, the subordination increase amount, as defined in "--Class A-F Notes --Overcollateralization Provisions" in this prospectus supplement, in reduction of the Class A-F Note principal balance, until the Class A-F Note principal balance has been reduced to zero;

     o to the Class A-F Noteholders, Prepayment Interest Shortfalls not covered by the master servicer by compensating interest and Relief Act Shortfalls for the payment date;

     o to the indenture trustee, for any amounts owing to the indenture trustee;

     o to the master servicer, any amounts owing to the master servicer pursuant to the servicing agreement in connection with the indemnity by the Series ____-F issuer under the servicing agreement; and

     o any remaining amounts to the holders of the related certificates; provided, however, that if the Class A-F Notes have been retired and the Class A-V subordination amount is less than the Class A-V required subordination amount, those amounts shall be transferred to the Class A-V escrow account.

         Overcollateralization Provisions. Overcollateralization Resulting from Cash Flow Structure. With respect to any payment date, the "subordination amount" is the excess, if any, of:

     o the sum of the aggregate principal balances of the fixed rate loans as of the close of business on the last day of the period commencing on the second day of the month preceding the month of that payment date, or, with respect to the first payment date, the day following the cut off date, and ending on the related due period date and the amount of funds in the Class A-F pre-funding account as of that payment date over

     o the Class A-F Note Principal balance as of that payment date, and following the making of all payments made on that payment date.


The related indenture requires that, on each payment date, the net monthly excess cashflow, if any, for the Class A-F certificates be applied on that payment date as an accelerated payment of principal on the Class A-F Notes, but only to the limited extent described in this prospectus supplement. The "net monthly excess cashflow" for the Class A-F Notes for any payment date is equal to the amount of related available funds remaining after application under " -- Class A-F Notes -- Priority of Payment" in this prospectus supplement. This application has the effect of accelerating the amortization of the Class A-F Notes relative to the amortization of the fixed rate loans. The related indenture requires that the net monthly excess cashflow for the Class A-F Notes not used to make payments in respect of the Class A-V Notes be applied as an accelerated payment of principal on the Class A-F Notes until the subordination amount has increased to a level equal to the required subordination amount for that payment date.


         Any amount of net monthly excess cashflow for the Class A-F Notes actually applied as an accelerated payment of principal is a "subordination increase amount." The "required subordination amount" is the required level of the subordination amount with respect to a payment date on that payment date. The related indenture generally provides that the required subordination amount may, over time, decrease, or increase, subject to floors, caps and triggers with respect to the fixed rate loans or the adjustable rate loans.

         In the event that the required subordination amount is permitted to decrease or "step down" on a payment date in the future, the related indenture provides that a portion of the principal payment which would otherwise be distributed to the holders of the Class A-F Notes on that payment date shall be distributed to the holders of the related certificates on that payment date, subject to prior applications, as described under "--Class A-F Notes--Cross-collateralization." This has the effect of decelerating the amortization of the Class A-F Notes relative to the amortization of the fixed rate loans, and of reducing the subordination amount. With respect to any payment date, the difference, if any, between:

     o the subordination amount that would result on that payment date after taking into account all payments to be made on that payment date, exclusive of any reductions attributable to subordination reduction amounts on that payment date, and

     o the required subordination amount for that payment date is the "excess subordination amount" with respect to that payment date.

With respect to any payment date, an amount equal to the lesser of:

     o    the excess subordination amount and

     o the principal collections received by the master servicer with respect to the prior due period is the "subordination reduction amount."

In addition, a subordination reduction amount may result even before the occurrence of any decrease or "step down" in the required subordination amount. This is because the holders of the Class A-F Notes will generally be entitled to receive 100% of collected principal, even though the Class A-F Note principal balance will represent less than 100% of the fixed rate loans' principal balance. In the absence of the provisions relating to the subordination reduction amount, the preceding may otherwise increase the subordination amount above the required subordination amount even without the application of any net monthly excess cashflow.

         The related indenture provides that, on any payment date, all unscheduled collections on account of principal, other than any amount applied to the payment of a subordination reduction amount, with respect to loans during the calendar month preceding the calendar month in which that payment period date occurs will be distributed to the holders of the Class A-F Notes on that payment date. If any loan became a liquidated loan during that prepayment period, the net Liquidation Proceeds, as defined in the prospectus, related to the liquidated loan and allocated to principal may be less than the principal balance of the related loan; the amount of any insufficiency is generally defined as a "Realized Loss." A "liquidated loan" is, in general, a defaulted loan as to which the master servicer has determined that all amounts that it expects to recover on that loan have been recovered, exclusive of any possibility of a deficiency judgment. The principal balance of any loan after it becomes a liquidated loan shall equal zero. The related indenture does not contain any provision which requires that the amount of any Realized Loss should be distributed to the holders of the Class A-F Notes on the payment date which immediately follows the event of loss; i.e., the related indenture does not require the current recovery of losses. However, the occurrence of a Realized Loss will reduce the subordination amount, which, to the extent that the reduction causes the subordination amount to be less than the required subordination amount applicable to the related payment date, will require the payment of a subordination increase amount on that payment date, or, if insufficient funds are available on that payment date, on subsequent payment dates, until the subordination amount equals the required subordination amount. The effect is to allocate losses to overcollateralization by reducing, or eliminating entirely, payments of net monthly excess cashflow and of subordination reduction amounts which the holders of the related certificates would otherwise receive. While the note insurer is not obligated to pay any losses on liquidated loans unless those losses would create an aggregate subordination deficit, the note insurer may, at its sole option, pay any losses on liquidated loans in accordance with the related note insurance policy.

         Overcollateralization and the Related Note Insurance Policy. The related indenture defines a "subordination deficit" with respect to a payment date to be the amount, if any, by which:

     o the aggregate Class A-F Note principal balance as of that payment date, and following the making of all payments to be made on that payment date, except for any payment to be made as to principal from proceeds of the note insurance policy, exceeds

     o the sum of the aggregate principal balances of the fixed rate loans as of the close of business on the due date preceding that payment date and the amount of funds in the related pre-funding account on that payment date.

The "aggregate subordinate deficit" is the Class A-F subordination deficit, if any, plus the Class A-V subordination deficit, if any, minus the Class A-F subordination amount, if any, minus the Class A-V subordination amount, if any. The related indenture requires the indenture trustee to make a claim for an insured payment under the related note insurance policy not later than the second business day prior to any payment date as to which the indenture trustee has determined that an aggregate subordination deficit will occur for the purpose of applying the proceeds of the insured payment as a payment of principal to the holders of the Class A-F Notes on that payment date. The amount of the claim will be the lesser of the Class A-F subordination deficit and the aggregate subordination deficit reduced by any net excess cashflow available to pay those amounts. Investors in the Class A-F Notes should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no payments of principal.

         Cross-collateralization. On each payment date, an amount equal to net monthly excess cashflow remaining after application of the first through the third items under "--Class A-F Notes--Priority of Payment" in this prospectus supplement shall be available to cover any shortfalls in amounts to pay the Class A-V interest payment amount and any subordination deficit relating to that payment date and any net monthly excess cashflow remaining after application of the first through the eighth items under "--Class A-F Notes --Priority of Payments" in this prospectus supplement shall be available to reimburse the note insurer for an insured payment and other reimbursements owed to the insurer. After retirement of the Class A-F Notes, if the Class A-V subordination amount is less than the Class A-V required subordination amount, amounts payable pursuant to the tenth item under "--Class A-F Notes--Priority of Payment" will be paid to the Class A-V escrow account. Amounts in the Class A-V escrow account will be treated, on future payment dates, as net monthly excess cashflow on the Class A-F Notes and will be available to make the payments described in the preceding sentence in respect of the Class A-V Notes.

Class A-V Notes

         Available Funds. The "available funds" for the Class A-V Notes for any payment date will equal the amount received by the indenture trustee and available in the related Class A-V payment account on each payment date. The available funds for the Class A-V Notes will generally be equal to the amount on deposit in the Class A-V payment account on the payment date and available for distribution to the Class A-V Noteholders, minus:

     o the related administrative fee and the related indenture trustee fee and

     o if the Class A-V Notes have been declared due and payable following an event of default on the payment date, any amounts owed by the related issuer to the indenture trustee or note insurer pursuant to the related indenture.

         In addition, on the payment date relating to the due period in which the termination of the related funding period occurred, available funds will include the amount on deposit in the Class A-V pre-funding account at that time, plus on the payment dates in July and August, 1998, available funds will include the amount, if any, withdrawn from the Class A-V interest coverage account.

         Interest Payments. On each payment date, holders of the Class A-V Notes will be entitled to receive a Class A-V interest payment amount equal to the lesser of:

     o interest accrued on the Class A-V Note principal balance immediately prior to that payment date at the Class A-V Note interest rate for the related interest period and

     o    the guaranteed interest payment amount.

         With respect to each payment date, interest payable on the Class A-V Notes will accrue during the interest period. Interest will be calculated on the basis of the actual number of days in the interest period and a 360-day year. Notwithstanding any provisions in this prospectus supplement, if payments are not made as required under the related note insurance policy, additional interest shortfalls may be allocated to the Class A-V Notes. See "Description of the Notes -- Note Insurance Policies."

         On each payment date, the "Class A-V Note interest rate" will be a floating rate equal to the lesser of:

     o

          o with respect to each payment date up to and including the payment date which occurs on or prior to the date on which the aggregate principal balance of the adjustable rate loans is less than or equal to [10]% of the Class A-V original pool balance, one-month LIBOR, as defined in this prospectus supplement, plus ____, and


          o with respect to each payment date after that payment date, one-month LIBOR plus ____% and


     o    _____ % per annum

         As further described in this prospectus supplement, with respect to the Class A-V Notes and any payment date, to the extent that the amount calculated pursuant to the definition of interest payment amount with respect to the Class A-V Notes exceeds the guaranteed interest payment amount, as defined in this prospectus supplement, the holders of the Class A-V Notes will be paid the amount of the carry-forward amount with interest on that amount, to the extent permitted by applicable law, at the note interest rate for the Class A-V Notes applicable from time to time after payments to the holders of the Class A-V Notes, the Class A-F Notes and the note insurer to the extent of available funds. The "guaranteed interest payment amount" for any payment date is equal to the amount of interest that accrued on the aggregate outstanding principal balance of the adjustable rate loans payable on the related due date minus the aggregate amount of each related servicing fee, the indenture trustee fee, the owner trustee fee, the note insurer premium and the minimum spread. With respect to each adjustable rate loan and each payment date, the master servicer will be entitled to a servicing fee equal to 1/12 of the servicing fee rate times the principal balance of that adjustable rate loan as of that date. With respect to each adjustable rate loan and each payment date, the indenture trustee will be entitled to a fee equal to 1/12 of the indenture trustee fee rate times the principal balance of that adjustable rate loan as of that date. For any payment date, the servicing fee rate is equal to ____% per annum, the indenture trustee fee rate is equal to _____% per annum, the owner trustee Fee is $______ per annum, payable on the payment date in July of each year, and the "note insurer premium" is equal to 1/12 of the per annum rate specified pursuant to the related insurance agreement times the note principal balance. With respect to each adjustable rate loan and each payment date, the "minimum spread" is equal to 1/12 of ____% per annum times the principal balance of that adjustable rate loan as of that date. The note insurance policy with respect to the Class A-V Notes does not cover any Prepayment Interest Shortfalls, any Relief Act Shortfalls or the carry-forward amount, nor do the ratings assigned to the Class A-V Notes address the payment of any Prepayment Interest Shortfalls, any Relief Act Shortfalls or the carry-forward amount.

         As described in this prospectus supplement, the Class A-V interest payment amount is based on the Class A-V Note principal balance. The "Class A-V Note principal balance" as of any date of determination is equal to the initial principal balance as of the closing date reduced by all amounts allocable to the Class A-V principal payment amount and the related subordination increase amount previously distributed with respect to that Class A-V Note.

         Calculation of One-Month LIBOR. The indenture trustee will determine the London interbank offered rate for one-month United States dollar deposits, or one-month LIBOR, for each interest period for the Class A-V Notes on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as the rates appear on the Telerate Page 3750, as of 11:00 a.m., London time, on the related interest determination date. "Interest determination date" shall mean:

     o with respect to the payment date occurring in ___________, the second business day preceding the closing date and,

     o with respect to each payment date after the closing date, on the second business day preceding the related interest period.

If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant interest period, commencing on the first day of that interest period. The indenture trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the indenture trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant interest period, commencing on the first day of that interest period.

         "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service, or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices, and "Reference Banks" means leading banks selected by the indenture trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         The establishment of one-month LIBOR on each interest determination date by the indenture trustee and the indenture trustee's calculation of the rate of interest applicable to the Class A-V Notes for the related interest period shall, in the absence of manifest error, be final and binding.

         Principal Payments.  The "Class A-V principal payment amount":

     o any payment date, other than the final scheduled payment date, will be equal to the lesser of

          o the sum of the Class A-V available funds remaining after distributions pursuant to " --Class A-V Notes --Priority of Payment" and any portion of any insured payment, as defined in this prospectus supplement, for that payment date representing principal and

          o    the sum of:

               o the principal portion of all scheduled monthly payments on the adjustable rate loans received on the adjustable rate loans with respect to the related due date;

               o the principal portion of all proceeds of the repurchase of a adjustable rate loan, or, in the case of a substitution, amounts representing a principal adjustment, pursuant to the related servicing agreement or the Class A-V purchase agreement received during the preceding calendar month;

               o the principal portion of all other unscheduled collections received on the adjustable rate loans during the related prepayment period, or deemed to be received during the related prepayment period, including, without limitation, full and partial principal prepayments made by the respective mortgagors, liquidation proceeds and insurance proceeds, but excluding proceeds paid in respect of the note insurance policy, to the extent not distributed in the preceding month;

               o any insured payment made with respect to principal plus the lesser of:

                    o the net monthly excess cashflow relating to the Class A-F Notes, or, if the Class A-F Notes have been retired, the amount in the Class A-V escrow account, minus the amount by which the Class A-V interest payment amount exceeds the Class A-V available funds and

                    o    the subordination deficit relating to the Class A-V
                         Notes;

               o with respect to the payment date immediately following the end of the related funding period, any amounts in the related pre-funding account after giving effect to any purchase of subsequent adjustable rate loans;

                minus

               o the amount of any related subordination reduction amount for that payment date; and

          o with respect to the final scheduled payment date, the amount necessary to reduce the Class A-V Note principal balance to zero.

         In no event will the Class A-V principal payment amount with respect to any payment date be less than zero or greater than the then outstanding Class A-V Note principal balance.

         Priority of Payment. On each payment date, available funds with respect to the Class A-V Notes and, if necessary, any available net monthly excess cashflow relating to the other series of notes and any insured payment with respect to that payment date, provided that insured payments will be applied only for the purposes set forth in the first two clauses below, will be allocated to the Class A-V Notes in the following order of priority, in each case to the extent of available funds with respect to the Class A-V Notes remaining:

     o to the Class A-V Noteholders, the Class A-V interest payment amount with respect to that payment date net of any prepayment shortfalls not covered by the master servicer by compensating interest and any Relief Act Shortfalls;

     o to the Class A-V Noteholders, the Class A-V principal payment amount with respect to that payment date;

     o    to the note insurer, the sum of:

          o all amounts previously paid by the note insurer under the Class A-V Note insurance policy which have not previously been reimbursed,

          o any other amounts due to the note insurer pursuant to the agreement pursuant to which the Class A-V Note insurance policy is issued and

          o interest on any amounts due as set forth in the insurance agreement from the date that reimbursement amounts became due until paid in full;

     o    to Class A-F Notes, if necessary, any amounts to pay:

          o the amount by which the Class A-F interest payment amount exceeds Class A-F available funds for the related loan group on that payment date and

          o any Realized Loss relating to the Class A-F Notes on that payment date or any previous payment date;

     o    to the note insurer, the sum of:

          o all payments previously paid by the note insurer under the note insurance policy relating to the Class A-F Notes which have not previously been reimbursed,

          o any other amounts due to the note insurer pursuant to the ____-F insurance agreement to the extent not previously paid or reimbursed and

          o interest on any amounts due as set forth in the ____-F insurance agreement from the date the amounts become due until paid in full;

     o to the Class A-V Noteholders, the subordination increase amount, as defined in " --Class A-V Notes --Overcollateralization Provisions," in reduction of the Class A-V Note principal balance, until the Class A-V Note principal balance has been reduced to zero;

     o to the Class A-V Noteholders, Prepayment Interest Shortfalls not covered by the master servicer by compensating interest, Relief Act Shortfalls and carry forward amounts for that payment date;

     o to the indenture trustee, for any amounts owing to the indenture trustee;

     o to the master servicer, any amounts owing to the master servicer pursuant to the servicing agreement in connection with the indemnity by the Series ____-V issuer under the servicing agreement; and

     o any remaining amounts to the holders of the related certificates; provided, however, that if the Class A-V Notes have been retired and the Class A-F subordination amount is less than the Class A-F required subordination amount, those amounts shall be transferred to the Class A-F escrow account.

         Overcollateralization Provisions. Overcollateralization Resulting from Cash Flow Structure. With respect to any payment date, the "subordination amount" is the excess, if any, of:

     o the sum of the aggregate principal balances of the adjustable rate loans as of the close of business on the last day of the period commencing on the second day of the month preceding the month of that payment date, or, with respect to the first payment date, the day following the cut off date, and ending on the related due period date and the amount of funds in the Class A-V pre-funding account as of that payment date over:

     o the Class A-V Note principal balance as of that payment date, and following the making of all payments made on that payment date.


The related indenture requires that, on each payment date, the net monthly excess cashflow, if any, for the Class A-V certificates not used to make payments in respect of the Class A-F Notes be applied on that payment date as an accelerated payment of principal on the Class A-V Notes, but only to the limited extent described in this prospectus supplement. The "net monthly excess cashflow" for the Class A-V Notes for any payment date is equal to the amount of related available funds remaining after application to the first through third items under " -- Class A-V Notes -- Priority of Payment" in this prospectus supplement. This application has the effect of accelerating the amortization of the Class A-V Notes relative to the amortization of the adjustable rate loans. The related indenture requires that the net monthly excess cashflow for the Class A-V Notes be applied as an accelerated payment of principal on the Class A-V Notes until the subordination amount has increased to a level equal to the required subordination amount for that payment date.


         Any amount of net monthly excess cashflow for the Class A-V Notes actually applied as an accelerated payment of principal is a "subordination increase amount." The required level of the subordination amount with respect to a payment date is the "required subordination amount" with respect to that payment date. The related indenture generally provides that the required subordination amount may, over time, decrease, or increase, subject to floors, caps and triggers with respect to the adjustable rate loans or the fixed rate loans.

         In the event that the required subordination amount is permitted to decrease or "step down" on a payment date in the future, the related indenture provides that a portion of the principal payment which would otherwise be distributed to the holders of the Class A-V Notes on that payment date shall be distributed to the holders of the related certificates on that payment date, subject to prior applications as described under "Class A-V Notes--Cross-collateralization." This has the effect of decelerating the amortization of the Class A-V Notes relative to the amortization of the adjustable rate loans, and of reducing the subordination amount. With respect to any payment date, the difference, if any, between:

     o the subordination amount that would result on that payment date after taking into account all payments to be made on that payment date, exclusive of any reductions attributable to subordination reduction amounts, on that payment date, and

     o the required subordination amount for that payment date is the "excess subordination amount" with respect to that payment date.

With respect to any payment date, an amount equal to the lesser of:

     o    the excess subordination amount and

     o the principal collections received by the master servicer with respect to the prior due period is the "subordination reduction amount."

In addition, a subordination reduction amount may result even prior to the occurrence of any decrease or "step down" in the required subordination amount. This is because the holders of the Class A-V Notes will generally be entitled to receive 100% of collected principal, even though the Class A-V Note principal balance will represent less than 100% of the adjustable rate loans' principal balance. In the absence of the provisions relating to the subordination reduction amount, the preceding may otherwise increase the subordination amount above the required subordination amount even without the application of any net monthly excess cashflow.

         The related indenture provides that, on any payment date, all unscheduled collections on account of principal, other than any amount applied to the payment of a subordination reduction amount, with respect to loans during the calendar month preceding the calendar month in which that payment date occurs will be distributed to the holders of the Class A-V Notes on that payment date. If any loan became a liquidated loan during that prepayment period, the net Liquidation Proceeds, as defined in the prospectus, related to the liquidated loan and allocated to principal may be less than the principal balance of the related loan; the amount of any insufficiency is generally defined as a "Realized Loss." The principal balance of any loan after it becomes a liquidated loan shall equal zero. The related indenture does not contain any provision which requires that the amount of any Realized Loss should be distributed to the holders of the Class A-V Notes on the payment date which immediately follows the event of loss; i.e., the related indenture does not require the current recovery of losses. However, the occurrence of a Realized Loss will reduce the subordination amount, which, to the extent that the reduction causes the subordination amount to be less than the required subordination amount applicable to the related payment date, will require the payment of a subordination increase amount on that payment date, or, if insufficient funds are available on that payment date, on subsequent payment dates, until the subordination amount equals the required subordination amount. The effect of these provisions is to allocate losses to overcollateralization by reducing, or eliminating entirely, payments of net monthly excess cashflow and of subordination reduction amounts which the holders of the related certificates would otherwise receive. While the note insurer is not obligated to pay any losses on liquidated loans unless those losses would create an aggregate subordination deficit, the note insurer may, at its sole option, pay any losses on liquidated loans in accordance with the related note insurance policy.

         Overcollateralization and the Related Note Insurance Policy. The related indenture defines a "subordination deficit" with respect to a payment date to be the amount, if any, by which:

     o the aggregate Class A-V Note principal balance of the Class A-V Notes as of that payment date, and following the making of all payments to be made on that payment date, except for any payment to be made as to principal from proceeds of the note insurance policy, exceeds

     o the sum of the aggregate principal balances of the adjustable rate loans as of the close of business on the due date preceding that payment date and the amount of funds in the related pre-funding account on that payment date.

The aggregate subordination deficit is defined in this prospectus supplement under "Class A-F Notes--Overcollateralization and the Related Note Insurance Policy." The related indenture requires the indenture trustee to make a claim for an insured payment under the related note insurance policy not later than the second business day prior to any payment date as to which the indenture trustee has determined that an aggregate subordination deficit will occur for the purpose of applying the proceeds of the insured payment as a payment of principal to the holders of the Class A-V Notes on that payment date. The amount of the claim will be the lesser of the Class A-V subordination deficit and the aggregate subordination deficit reduced by any net excess cashflow available to pay those amounts. Investors in the Class A-V Notes should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no payments of principal.

         Cross-collateralization. On each payment date, an amount equal to net monthly excess cashflow remaining after the application of "--Class A-V Notes--Priority of Payment" in this prospectus supplement shall be available to cover any shortfalls in amounts to pay the Class A-F interest payment amount and any subordination deficit relating to that payment date and any net monthly excess cashflow remaining after the application of "--Class A-V Notes--Priority of Payments" in this prospectus supplement shall be available to reimburse the note insurer for an insured payment and other reimbursements owed to the insurer. After retirement of the Class A-V Notes, if the Class A-F subordination amount is less than the Class A-F required subordination amount, amounts payable under "--Class A-V Notes--Priority of Payment" will be paid to the Class A-F escrow account. Amounts in the Class A-F escrow account will be treated, on future payment dates, as net monthly excess cashflow on the Class A-V Notes and will be available to make the payments described in the preceding sentence in respect of the Class A-F Notes.

Note Insurance Policies

         The following summary of the terms of the note insurance policies does not purport to be complete and is qualified in its entirety by reference to the note insurance policies. A form of the note insurance policies may be obtained, upon request, from the depositor.

         Simultaneously with the issuance of the notes, the note insurer will deliver a note insurance policy with respect to the Class A-F Notes and a note insurance policy with respect to the Class A-V Notes to the indenture trustee for the benefit of the related noteholders. Under each note insurance policy, the note insurer will irrevocably and unconditionally guarantee payment on each payment date to the indenture trustee for the benefit of the related noteholders the full and complete payment of insured payments with respect to the Class A-F Notes or Class A-V Notes, as applicable, calculated in accordance with the original terms of the related notes when issued and without regard to any amendment or modification of the related notes or the related indenture except amendments or modifications to which the note insurer has given its prior written consent. "Insured payments" shall mean with respect to the Class A-F Notes or Class A-V Notes, as applicable,

     o    as of any payment date,

          o the amount by which related interest payment amount, which is the net of any related Prepayment Interest Shortfalls, whether or not those shortfalls are covered by the master servicer by compensating interest, as defined in this prospectus supplement, and any Relief Act Shortfalls, exceeds the related available funds for that loan group and any net monthly excess cashflow from the other loan group available to cover the shortfall as of that payment date, and

          o the amount by which the lesser of the subordination deficit with respect to the related loan group and the aggregate subordination deficit exceeds the related available funds for that loan group and any net monthly excess cashflow from the other loan group available to cover those amounts and

          o without duplication of the amount specified above, the aggregate note principal balance of the Class A-F Notes and Class A-V Notes, as applicable, to the extent unpaid on the payment date in ____________, after giving effect to all other amounts distributable and allocable to principal on that payment date. The note insurance policy with respect to the Class A-V Notes does not guarantee the payment of the carry-forward amount nor does either note insurance policy cover Prepayment Interest Shortfalls or Relief Act Shortfalls.

         If any insured payment is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, the note insurer will pay the amount out of funds of the note insurer on the later of:

     o the date when due to be paid pursuant to the order referred to below or

     o    the first to occur of

          o the fourth business day following receipt by the note insurer from the indenture trustee of

               o a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that a noteholder is required to return principal or interest distributed with respect to a note during the term of the related note insurance policy because those distributions were avoidable preferences under applicable bankruptcy law,

               o a certificate of the holder of notes that the order has been entered and is not subject to any stay, and

               o an assignment duly executed and delivered by that noteholder, in that form as is reasonably required by the note insurer and provided to that noteholder by the note insurer, irrevocably assigning to the note insurer all rights and claims of that noteholder against the debtor which made that preference payment or otherwise with respect to that preference payment, or

               o the date of receipt by the note insurer from the indenture trustee of the items referred to above if, at least four business days prior to that date of receipt, the note insurer shall have received written notice from the indenture trustee that the items were to be delivered on that date and that date was specified in the notice.

The payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order and not to the indenture trustee or noteholder directly, unless a noteholder has previously paid that amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order, in which case that payment shall be disbursed to the indenture trustee for distribution to that noteholder upon proof of that payment reasonably satisfactory to the note insurer. The note insurer shall have the rights provided pursuant to the related indenture.

         Payment of claims under either note insurance policy will be made by the note insurer following receipt by the note insurer of the appropriate notice for payment of the later to occur of:

     o 12:00 noon, New York City time, on the second business day following receipt of the notice for payment, and

     o    12:00 noon, New York City time, on the relevant payment date.

         The terms "receipt" and "received," with respect to the note insurance policies, mean actual delivery to the note insurer and to its fiscal agent appointed by the note insurer at its option, if any, prior to 12:00 p.m., New York City time, on a business day; delivery either on a day that is not a business day or after 12:00 p.m., New York City time, shall be deemed to be receipt on the next succeeding business day. If any notice or certificate given under either note insurance policy by the indenture trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been received, and the note insurer or the fiscal agent shall promptly so advise the indenture trustee and the indenture trustee may submit an amended notice.

         Under each note insurance policy, "business day" means any day other than:

     o    a Saturday or Sunday or

     o a day on which banking institutions in the City of New York, New York, the State of New York or in the city in which the corporate trust office of the indenture trustee is located, are authorized or obligated by law or executive order to be closed.

         The note insurer's obligations under each note insurance policy to make insured payments shall be discharged to the extent funds are transferred to the indenture trustee as provided in the note insurance policy, whether or not those funds are properly applied by the indenture trustee.

         "Term of the note insurance policy" means, with respect to each note insurance policy, the period from and including the date of issuance of the note insurance policy to and including the date on which the principal balances of the related notes are zero, plus the additional period, to the extent specified in the note insurance policy, during which any payment on the related notes could be avoided in whole or in part as a preference payment.

         The note insurer shall be subrogated to the rights of the related noteholders to receive payments of principal and interest, as applicable, with respect to distributions on the related notes to the extent of any payment by the note insurer under each note insurance policy. To the extent the note insurer makes insured payments, either directly or indirectly, as by paying through the indenture trustee, to the noteholders, the note insurer will be subrogated to the rights of the Class A-F Noteholders and Class A-V Noteholders, as applicable, with respect to the insured payment and shall be deemed to the extent of the payments so made to be a registered noteholder for purposes of payment.

         Claims under the note insurance policies constitute direct unsecured and unsubordinated obligations of the note insurer, and will rank equally with any other unsecured and unsubordinated obligations of the note insurer except for obligations in respect to tax and other payments to which preference is or may become afforded by statute. The terms of the note insurance policies cannot be modified, altered or affected by any other agreement or instrument, or by the merger, consolidation or dissolution of the depositor. The note insurance policies by their terms may not be canceled or revoked prior to distribution in full of all insured payments, as defined in this prospectus supplement. The note insurance policies are governed by the laws of the State of New York. The note insurance policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         To the fullest extent permitted by applicable law, the note insurer agrees under each note insurance policy not to assert, and waives, for the benefit of each related noteholder, all its rights, whether by counterclaim, setoff or otherwise, and defenses, including, without limitation, the defense of fraud, whether acquired by subrogation, assignment or otherwise, to the extent that those rights and defenses may be available to the note insurer to avoid payment of its obligations under that note insurance policy in accordance with the express provisions of that note insurance policy.

         Pursuant to the terms of each indenture, unless a note insurer default exists, the note insurer will be entitled to exercise rights of the related noteholders, without the consent of the noteholders, and the noteholders may exercise those rights only with the prior written consent of the note insurer.

         With respect to the Class A-F Notes and the Class A-V Notes, respectively, the related issuer, the seller and the note insurer will enter into a related insurance agreement pursuant to which the related issuer and the seller will agree to reimburse, with interest, the note insurer for amounts paid pursuant to claims under the related note insurance policy. The depositor and the seller will further agree to pay the note insurer all reasonable charges and expenses which the note insurer may pay or incur relative to any amounts paid under the related note insurance policy or otherwise in connection with the transaction and to indemnify the note insurer against liabilities. Except to the extent provided in this prospectus supplement, amounts owing under each insurance agreement will be payable solely from the trust estates. An event of default by the master servicer under either insurance agreement will constitute an event of default by the master servicer under the indentures and allow the note insurer, among other things, to direct the indenture trustee to terminate the master servicer. An "event of default" by the master servicer under each insurance agreement includes:

     o the master servicer's failure to pay when due any amount owed under the insurance agreement or other documents,

     o the master servicer's untruth or incorrectness in any material respect of any representation or warranty of the master servicer in the insurance agreement, the related indenture, in its capacity as master servicer, or other documents,

     o the master servicer's failure to perform or to observe any covenant or indenture in the insurance agreement, the related indenture, in its capacity as master servicer, and other documents,

     o the master servicer's failure to pay its debts in general or the occurrence of an event of insolvency or bankruptcy with respect to the master servicer, and

     o the occurrence of an event of default under the related indenture or other documents.

Advances

         Prior to each payment date, the sub-servicer is required under each sub-servicing agreement, and the master servicer is required under the related servicing agreement, to make "advances," out of its own funds, advances made by any subservicer, or funds held in the related collection account, as described in the prospectus, for future payment or withdrawal, with respect to any payments of interest, net of the servicing fee, which were due on the fixed rate loans or the adjustable rate loans on the immediately preceding due date and which are delinquent on the business day next preceding the related determination date. With respect to Balloon Loans, the master servicer is not obligated to make advances with respect to the balloon payment, but shall advance interest on the Balloon Loan as if the mortgage loan was an amortized loan.

         Advances are required to be made by the master servicer and sub-servicer only to the extent they are deemed by the master servicer and sub-servicer, respectively, to be recoverable from related late collections, insurance proceeds, or Liquidation Proceeds. The purpose of making those advances is to maintain a regular cash flow to the noteholders, rather than to guarantee or insure against losses. Any failure by the master servicer to make an advance as required under the related servicing agreement will constitute an event of default under the servicing agreement, in which case the indenture trustee, as successor master servicer, will be obligated to make any advance, in accordance with the terms of the related servicing agreement.

         All advances will be reimbursable to the master servicer or sub-servicer, as the case may be, on a first priority basis from late collections, insurance proceeds or Liquidation Proceeds from the related loan as to which the unreimbursed advance was made. In addition, any advances previously made which are deemed by the master servicer or sub-servicer to be nonrecoverable from related late collections, insurance proceeds and Liquidation Proceeds may be reimbursed to the master servicer or the sub-servicer, as the case may be, out of any funds in the related collection account prior to payments on the related notes.

The paying agent

         The paying agent shall initially be the indenture trustee. The paying agent shall have the revocable power to withdraw funds from the related payment account for the purpose of making payments to the noteholders.

Optional Redemption

         The Class A-F Notes may be redeemed in whole, but not in part, by the holder of a majority of the related certificates on any payment date on or after the payment date on which the aggregate principal balance of the fixed rate loans is less than or equal to [10]% of the Class A-F Original Pool Balance. The Class A-V Notes may be redeemed in whole, but not in part, by the holder of a majority of the related certificates on any payment date on or after the payment date on which the aggregate principal balance of the adjustable rate loans is less than or equal to [10]% of the Class A-V original pool balance. The purchase price will be equal to 100% of the aggregate outstanding Class A-F or Class A-V Note principal balance of the Class A-F Notes or the Class A-V Notes, as applicable, and accrued and unpaid interest on the outstanding principal balance, including any carry-forward amount with respect to the Class A-V Notes, at the related note interest rate through the date on which the Class A-F Notes or the Class A-V Notes, as applicable, are redeemed in full together with all amounts due and owing, including any amounts due and owing in connection with the redemption, to the note insurer, the master servicer and the indenture trustee. The "final scheduled payment date" is the payment date occurring in ______________ with respect to the Class A-F Notes and the Class A-V Notes.

Mandatory Prepayments on the Notes

         The Class A-F Notes and the Class A-V Notes, as applicable, will be partially prepaid on the payment date immediately following the end of the related funding period to the extent that any amount remains on deposit in the related pre-funding account on that payment date. Although no assurance can be given, it is anticipated that the principal amount of subsequent fixed rate loans and subsequent adjustable rate loans sold by the seller to the related issuer and included in the related trust estate will require the application of substantially all of the related original pre-funded amount and that there should be no material amount of principal prepaid to the Class A-F Notes and the Class A-V Notes from the related pre-funding account. However, it is unlikely that the seller will be able to deliver subsequent fixed rate loans and subsequent adjustable rate loans with an aggregate principal balance identical to the related original pre-funded amount.

Interest Coverage Account

         On the closing date, a portion of the sales proceeds of the Class A-F Notes and the Class A-V Notes will be deposited in an interest coverage account for application by the indenture trustee to cover shortfalls in the related interest payment amount attributable to the pre-funding feature during the related funding period. The shortfall initially will exist during the related funding period because the aggregate principal balance of the Class A-F Notes and the Class A-V Notes, and interest accrued on the principal balance, during the related funding period will be greater than the aggregate principal balance of the related loans, and interest accrued on the principal balance, during that period. On the first business day following the first payment date following the termination of the related funding period, funds remaining on deposit in the related interest coverage account will be paid to the seller.


                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS


         The yield to maturity of a series of notes will depend on the price paid by the holder for the note, the related note interest rate and the rate and timing of principal payments, including payments in excess of required installments, prepayments or terminations, liquidations and repurchases, on the related loans and the allocation of those payments. The yield may be adversely affected by a higher or lower than anticipated rate of principal payments on the related loans and the amount, if any, distributed from the related pre-funding account at the end of the related funding period. The rate of principal payments on the loans will in turn be affected by the amortization schedules of the loans, the rate and timing of principal prepayments on those loans by the Mortgagors and liquidations of defaulted loans, and purchases of loans due to breaches of representations and warranties and optional repurchases of delinquent loans by the master servicer. The timing of changes in the rate of prepayments, liquidations and repurchases of the loans may, and the timing of losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the loans will depend on future events and on a variety of factors, as described more fully in this prospectus supplement and in the prospectus under "Yield Considerations", no assurance can be given as to the rate or the timing of principal payments on the notes.


         The loans generally may be prepaid in full or in part at any time; however, with respect to ______% and _____% of the initial fixed rate loans and the initial adjustable rate loans, respectively, prepayment will subject the mortgagor to a prepayment charge. Investors should be aware that _____% of the fixed rate loans are secured by second liens on the related mortgaged properties. Generally, loans secured by second liens are not viewed by mortgagors as permanent financing. Accordingly, the loans may experience a higher rate of prepayment than first lien mortgage loans. None of the adjustable rate loans are secured by second liens. [The adjustable rate loans generally are assumable under some circumstances if, in the sole judgment of the master servicer, the prospective purchaser of a mortgaged property is creditworthy and the security for the adjustable rate loan is not impaired by the assumption. The fixed rate loans each contain a customary "due on sale" provision.] The master servicer shall enforce any due-on-sale clause contained in any mortgage note or mortgage, to the extent permitted under applicable law and governmental regulations; provided, however, if the master servicer determines that it is reasonably likely that any mortgagor will bring, or if any mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any mortgage note or mortgage, the master servicer shall not be required to enforce the due-on-sale clause or to contest the action. The extent to which the loans are assumed by purchasers of the mortgaged properties rather than prepaid by the related mortgagors in connection with the sales of the mortgaged properties will affect the weighted average life of the related notes and may result in a prepayment experience on the loans that differs from that on other loans. See "Yield Considerations" in the prospectus. Prepayments, liquidations and purchases of the loans will result in payments to holders of the notes of principal amounts which would otherwise be distributed over the remaining terms of the loans. Factors affecting prepayment, including defaults and liquidations, of loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates and servicing decisions.

         The rate of defaults on the loans will also affect the rate and timing of principal payments on the loans. In general, defaults on loans are expected to occur with greater frequency in their early years. Increases in the monthly payments of the Class A-V loans to an amount in excess of the monthly payment required at the time of origination may result in a default rate higher than that on level payment loans, particularly since the mortgagor under each adjustable rate loan was qualified on the basis of the mortgage rate in effect at origination. The repayment of the adjustable rate loans will be dependent on the ability of the mortgagor to make larger monthly payments as the mortgage rate increases. With respect to the fixed rate loans that are secured by second liens on the related mortgaged properties, the loans are subordinate to the rights of the mortgagee under the related first lien. Accordingly, investors will be subject to a loss if the holder of a first lien on the related mortgaged property is successful in foreclosure of its mortgage since no second lien or encumbrances survive a foreclosure. In addition, the rate of default on loans which are refinance or limited documentation loans, and on loans with high loan-to-value ratios, may be higher than for other types of loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the loans will be affected by the general economic condition of the region of the country in which the related mortgaged properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Yield Considerations" in the prospectus.

         To the extent that the related original pre-funded amount has not been fully applied to the purchase of subsequent fixed rate loans and subsequent adjustable rate loans by the related issuer by the end of the related funding period, the holders of the Class A-F Notes and the Class A-V Notes, as applicable, will receive on the first payment date following the termination of the related funding period a prepayment of principal in an amount equal to the lesser of:

     o the related pre-funded amount remaining in the related pre-funding account and

     o the outstanding note principal balance of the Class A-F Notes and the Class A-V Notes, as applicable.

Although no assurance can be given, it is anticipated by the depositor that the principal amount of subsequent fixed rate loans and subsequent adjustable rate loans sold to the related issuer for inclusion in the related trust estate will require the application of substantially all amounts on deposit in the related pre-funding account and that there will be no material amount of principal prepaid to the related noteholders. However, it is unlikely that the seller will be able to deliver subsequent fixed rate loans and subsequent adjustable rate loans with an aggregate principal balance identical to the related pre-funded amount and therefore, some prepayment is expected on the notes.


         In addition, the yield to maturity of each series of notes will depend on, among other things, the price paid by the holders of the related notes and the then applicable related note interest rate. The extent to which the yield to maturity of a note is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a note is purchased at a premium and principal payments on that note occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a note is purchased at a discount and principal payments on the notes occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. For additional considerations relating to the yield on the notes, see "Yield Considerations" in the prospectus.


         Furthermore, the yield to maturity on the notes may be affected by shortfalls with respect to interest in the event that the interest accrued on the notes at the related note interest rate is greater than the amount of interest accrued on the loans at the related mortgage rates less the sum of the servicing fee rate, the indenture trustee fee rate and the administrative fees. In that event, the resulting shortfall will only be payable to the extent that on any future payment date interest accrued on the loans at the related mortgage rates less the rates is greater than the interest accrued on the notes, and only to the extent of available funds following distributions to the noteholders and the note insurer pursuant to the first through the fourth clauses under "Description of the Securities-Priority of Payment."

         The Class A-V Note interest rate is based upon, among other factors as described in this prospectus supplement under "Description of the Notes -- Class A-V Notes -- Interest Payments," the value of an index, which is the one-month LIBOR, as defined in this prospectus supplement, which is different from the value of the index applicable to the adjustable rate loans, which is the six-month LIBOR. The mortgage rate for each adjustable rate loan adjusts semi-annually, commencing on the related first adjustment date, based upon the index, whereas the Class A-V Note interest rate on the Class A-V Notes adjusts monthly based upon one-month LIBOR plus _____%, or after the payment date which occurs on or prior to the date on which the aggregate principal balance of the sum of the adjustable rate loans is less than or equal to [10]% of the Class A-V original pool balance, one-month LIBOR plus ____%, limited by the maximum interest rate. In addition, one-month LIBOR and the index on the adjustable rate loans may respond differently to economic and market factors, and there is not necessarily any correlation between them. Moreover, the adjustable rate loans are subject to periodic rate caps, maximum mortgage rates and minimum mortgage rates, each, as defined in this prospectus supplement. Thus, it is possible, for example, that one-month LIBOR may rise during periods in which the index are stable or falling or that, even if both one-month LIBOR and the index rise during the same period, one-month LIBOR may rise much more rapidly than the index.

         Although the mortgage rates on the adjustable rate loans will adjust semi-annually, the increases and decreases may be limited by the Periodic Rate Cap, the maximum mortgage rate and the minimum mortgage rate, if applicable, on each adjustable rate loan, and will be based on the applicable index, which may not rise and fall consistently with prevailing mortgage rates, plus the related gross margin, which may be different from the prevailing margins on other adjustable rate loans. As a result, the mortgage rates on the adjustable rate loans at any time may not equal the prevailing rates for other adjustable-rate loans and accordingly, the rate of prepayment may be lower or higher than would otherwise be anticipated. In addition, because all of the adjustable rate loans have maximum mortgage rates, if prevailing mortgage rates were to increase above the maximum mortgage rates, the rate of prepayment on the adjustable rate loans may be slower than would otherwise be the case. In general, if prevailing mortgage rates fall significantly below the mortgage rates on the adjustable rate loans, the rate of prepayments, including refinancings, will be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the mortgage rates on the adjustable rate loans, the rate of prepayment on the adjustable rate loans will be expected to decrease.

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of payment to the investor of each dollar distributed in reduction of principal of the security, assuming no losses. The weighted average life of the notes will be influenced by, among other things, the rate at which principal of the related loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations. Because the amortization schedule of each Class A-V loan will be recalculated semi-annually after the initial adjustment date for the adjustable rate loan, any partial prepayments of the loan will not reduce the term to maturity of the adjustable rate loan. In addition, an increase in the mortgage rate on a adjustable rate loan will result in a larger monthly payment and in a larger percentage of the monthly payment being allocated to interest and a smaller percentage being allocated to principal, and conversely, a decrease in the mortgage rate on the adjustable rate loan will result in a lower monthly payment and in a larger percentage of each monthly payment being allocated to principal and a smaller percentage being allocated to interest.

Class A-F Notes


         Prepayments on loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement with respect to the Class A-F Notes, the Conditional Prepayment Rate model, assumes that the outstanding principal balance of a pool of loans prepays each month at a specified annual rate or Conditional Prepayment Rate. In generating monthly cash flows, this annual rate is converted to an equivalent monthly rate. With respect to the fixed rate loans, the prepayment model assumes a Conditional Prepayment Rate of 2% in the first month of the life of the fixed rate loans and an additional 2% per annum in each month after the first month until the tenth month; beginning in the tenth month and in each month after the tenth month, the Prepayment Assumption model assumes a Conditional Prepayment Rate of 20%. The levels of Conditional Prepayment Rate used above in defining the Prepayment Assumption represent 100% of the Prepayment Assumption. To assume a Conditional Prepayment Rate percentage in either prepayment model is to assume that the stated percentage of the outstanding principal balance of the pool would be prepaid over the course of a year. No representation is made that the loans will prepay at the percentages of Conditional Prepayment Rate specified in either prepayment model.


         The table set forth below has been prepared on the basis of assumptions regarding the weighted average characteristics of the fixed rate loans that are expected to be included in the related trust estate as described under "Description of the Home Equity Loan Pool" in this prospectus supplement and the performance of the fixed rate loans. The table assumes, among other things, that:

     o    the fixed rate loans have the following characteristics:


                               Fixed Rate Loans

                                        Original       Remaining        Original
                                        Term to         Term to       Amortization     Mortgage
                     Principal          Maturity        Maturity          Term         Interest      Amortization
                      Balance         (in months)     (in months)      (in months)       Rate           Method
                      -------         -----------     -----------      -----------      ------          ------
Initial Loans

                                                                                          %

                                                                                          %

                                                                                          %

                                                                                          %
Subsequent Loans

                                                                                          %

                                                                                          %

                                                                                          %

                                                                                          %

     o payments on the Class A-F Notes are based upon a 360-day year consisting of twelve 30-day months and are received, in cash, on the 25th day of each month, commencing in ___________;

     o there are no delinquencies or losses on the loans, and principal payments on the loans are timely received together with prepayments, if any, at the respective constant percentages of Conditional Prepayment Rate or Prepayment Assumption set forth in the following table;

     o    there are no repurchases of the loans;

     o the scheduled monthly payment for the fixed rate loan is calculated based on its principal balance, mortgage rate and remaining term to maturity so that the Class A-F loan will amortize in amounts sufficient to repay the remaining principal balance of the Class A-F loan by its remaining term to maturity;

     o    payments on the fixed rate loans earn no reinvestment return;

     o the note insurer premium is the rate set forth in the related insurance agreement, the indenture trustee fee rate is _______% per annum and the servicing fee rate is _____% per annum;

     o there are additional ongoing trust estate expenses of approximately $_________ per month payable out of the related trust estate;

     o    the fixed rate loans experience no prepayment penalties;

     o there are no investment earnings on amounts in any related collection account, including the related payment account, and no other miscellaneous servicing fees are passed through to the Class A-F Noteholders;

     o the subsequent fixed rate loans are purchased by __________, ____ and are assumed to have their first scheduled monthly payment due in _________; and

     o    the notes will be purchased on _________ , ____.

         The actual characteristics and performance of the fixed rate loans will differ from the assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the fixed rate loans will prepay at a constant level of Conditional Prepayment Rate until maturity or that all of the fixed rate loans will prepay at the same level of Conditional Prepayment Rate or Prepayment Assumption. Moreover, the diverse remaining terms to stated maturity of the fixed rate loans could produce slower or faster principal payments than indicated in the table at the various constant percentages of Conditional Prepayment Rate specified, even if the weighted average remaining term to stated maturity of the fixed rate loans is as assumed. Any difference between the assumptions and the actual characteristics and performance of the fixed rate loans, or actual prepayment experience, will affect the percentages of initial note principal balance outstanding over time and the weighted average life of the Class A-F Notes. Subject to the previous discussion and assumptions, the following table indicates the weighted average life of the notes, and sets forth the percentages of the Initial Class A-F Note principal balance that would be outstanding after each of the dates shown at various percentages of Conditional Prepayment Rate. With respect to the information set forth in the table below, percentages are rounded to the nearest whole percentage. In addition, the fixed rate loans are determined as a percentage of the Prepayment Assumption. The weighted average life of the Class A-F Note assumes the seller exercises its option to redeem the Class A-F Notes when the aggregate principal balance of the fixed rate loans remaining is less than or equal to [10]% of the Class A-F original pool balance, under "Description of the Notes -- Optional Redemption" in this prospectus supplement, and that the Class A-F Notes remain outstanding to their maturity date. The weighted average life of a Class A-F Note is determined by:

     o multiplying the amount of each distribution of principal on a note by the number of years from the date of issuance of the Class A-F Note to the related payment date,

     o    adding the results, and

     o dividing the sum by the Initial Class A-F Note principal balance of the Class A-F Note.


                          Percent of Initial Class A-F Note Principal Balance Outstanding
             at the Specified Percentages of Conditional Prepayment Rate or the Prepayment Assumption

                                                                                Scenario
Fixed Rate Loans................................      0%       25%      75%      100%    125%     175%     200%
Payment Date
------------
Initial Percentage..............................      100%     100%     100%     100%    100%     100%     100%

_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
Weighted Average Life in Years..................
Weighted Average Life in Years..................


This table has been prepared based on the assumptions described in the second paragraph preceding this table, including the assumptions regarding the characteristics and performance of the fixed rate loans which differ from the actual characteristics and performance of those fixed rate loans, and should be read in conjunction with those fixed rate loans.

Class A-V Notes

         Prepayments on loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement with respect to the Class A-V Notes, the Conditional Prepayment Rate model, assumes that the outstanding principal balance of a pool of loans prepays each month at a specified annual rate or Conditional Prepayment Rate. In generating monthly cash flows, this annual rate is converted to an equivalent monthly rate. With respect to the adjustable rate loans, the Prepayment Assumption model assumes a constant Conditional Prepayment Rate of 25%. The levels of Conditional Prepayment Rate used above in defining the Prepayment Assumption represent 100% of the Prepayment Assumption. To assume a Conditional Prepayment Rate percentage in either prepayment model is to assume that the stated percentage of the outstanding principal balance of the pool would be prepaid over the course of a year. No representation is made that the loans will prepay at the percentages of Conditional Prepayment Rate specified in either prepayment model.

         The table set forth below has been prepared on the basis of assumptions regarding the weighted average characteristics of the adjustable rate loans that are expected to be included in the related trust estate as described under "Description of the Home Equity Loan Pool" in this prospectus supplement and the performance of those adjustable rate loans. The table assumes, among other things, that:

     o    the adjustable rate loans have the following characteristics:


                             Adjustable Rate Loans

     Principal        Original    Remaining
      Balance         Term to      Term to    Mortgage                  Months
                      Maturity    Maturity    Interest      Gross       to Rate      Life      Life   Periodic  Initial
                    (in months)  (in months)    Rate       Margin       Change        Cap     Floor     Cap       Cap
                    -----------  -----------    ----       ------       ------        ---     -----     ---       ---
Initial Loans
    $
















Subsequent Loans
   $













     o    one-month LIBOR remains constant at _______%;

     o payments on the Class A-V Notes are based upon the actual number of days in the month and a 360-day year and are received, in cash, on the [25]th day of each month, commencing in ____________;

     o there are no delinquencies or losses on the adjustable rate loans, and principal payments on the adjustable rate loans are timely received together with prepayments, if any, at the respective constant percentages of Conditional Prepayment Rate or Prepayment Assumption set forth in the following table;

     o    there are no repurchases of the adjustable rate loans;

     o the scheduled monthly payment for the adjustable rate loan is calculated based on its principal balance, mortgage rate and remaining term to maturity that the adjustable rate loan will amortize in amounts sufficient to repay the remaining principal balance of the adjustable rate loan by its remaining term to maturity;

     o the index remains constant at _____% and the mortgage rate on each adjustable rate loan is adjusted on the next adjustment date, and on subsquent adjustment dates, as necessary, to equal the index plus the applicable gross margin, subject to the maximum mortgage rate and minimum mortgage rate listed below and the related Periodic Rate Cap;

     o with respect to each adjustable rate loan, the monthly payment on the adjustable rate loan is adjusted on the due date immediately following the next related adjustment date, and on subsquent adjustment dates, as necessary, to equal a fully amortizing payment as described above;

     o    payments on the adjustable rate loans earn no reinvestment return;

     o the note insurer premium is the rate set forth in the related insurance agreement, the indenture trustee fee rate is ____% per annum and the servicing fee rate is ____% per annum;

     o there are additional ongoing trust estate expenses of approximately $________ per month payable out of the related trust estate;

     o    the adjustable rate loans experience no prepayment penalties;

     o there are no investment earnings on amounts in any related collection account, including the related payment account, and no other miscellaneous servicing fees are passed through to the Class A-V Noteholders;

     o the subsequent adjustable rate loans are purchased by _____________ and are assumed to have their first scheduled monthly payment due in ____________; and

     o    the Class A-V Notes will be purchased on ___________, _____.

         The actual characteristics and performance of the adjustable rate loans will differ from the assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the adjustable rate loans will prepay at a constant level of Conditional Prepayment Rate until maturity or that all of the adjustable rate loans will prepay at the same level of Conditional Prepayment Rate or Prepayment Assumption. Moreover, the diverse remaining terms to stated maturity of the adjustable rate loans could produce slower or faster principal payments than indicated in the table at the various constant percentages of Conditional Prepayment Rate specified, even if the weighted average remaining term to stated maturity of the adjustable rate loans is as assumed. Any difference between the assumptions and the actual characteristics and performance of the adjustable rate loans, or actual prepayment experience, will affect the percentages of initial note principal balance outstanding over time and the weighted average life of the Class A-V Notes. Subject to the previous discussion and assumptions, the following table indicates the weighted average life of the Class A-V Notes, and sets forth the percentages of the Initial Class A-V Note principal balance that would be outstanding after each of the dates shown at various percentages of Conditional Prepayment Rate. With respect to the information set forth in the table below, percentages are rounded to the nearest whole percentage. In addition, the adjustable rate loans are determined on the Conditional Prepayment Rate. The weighted average life of the Class A-V Note assumes the seller exercises its option to redeem the Class A-V Notes when the aggregate principal balance of the adjustable rate loans remaining is less than or equal to [10]% of the Class A-V original pool balance, under "Description of the Notes -- Optional Redemption" in this supplement, and that the Class A-V Notes remain outstanding to their maturity date. The weighted average life of a Class A-V Note is determined by:

     o multiplying the amount of each distribution of principal on a Class A-V Note by the number of years from the date of issuance of the Class A-V Note to the related payment date,

     o    adding the results, and

     o dividing the sum by the initial Class A-V Note principal balance of the Class A-V Note.


                          Percent of Initial Class A-V Note Principal Balance Outstanding
             at the Specified Percentages of Conditional Prepayment Rate or the Prepayment Assumption

                                                                                Scenario
Adjustable Rate Loans                                     0%     10%      20%      25%     30%      40%      50%
                                                      -----    ----     ----     ----    ----     ----     ----
Payment Date

Initial Percentage................................    100%     100%     100%     100%    100%     100%     100%

_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
Weighted Average Life in Years....................
Weighted Average Life in Years....................


This table has been prepared based on the assumptions described in the second paragraph preceding this table, including the assumptions regarding the characteristics and performance of the adjustable rate loans which differ from the actual characteristics and performance of those adjustable rate loans, and should be read in conjunction with those adjustable rate loans.

                    DESCRIPTION OF THE SERVICING AGREEMENTS

         The following summary describes terms of the servicing agreements, with respect to the fixed rate loans and the adjustable rate loans, dated as of _________ 1, ____, between the related issuer, the indenture trustee and the master servicer. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the servicing agreements. Whenever particular sections or defined terms of the servicing agreements are referred to, those sections or defined terms are thereby incorporated in this prospectus supplement by reference.

The Master Servicer

         ___________________________, as master servicer, will act as master servicer for the fixed rate loans and the adjustable rate loans pursuant to the related servicing agreements. The master servicer will initially delegate its servicing obligations to the sub-servicer.

         Any servicing default, including performance test violations, under one servicing agreement will constitute an event of default under the other servicing agreement and as provided in the servicing agreements, the master servicer may be then removed under the servicing agreement.

         The sub-servicer will meet eligibility requirements, as set forth in each servicing agreement, and each sub-servicing agreement shall require that the fixed rate loans and the adjustable rate loans be serviced in a manner that is consistent with the terms of the related servicing agreement. The master servicer will not be released of its servicing obligations and duties with respect to any subserviced loans, notwithstanding the delegation of duties to the sub-servicer.

The Sub-Servicer

         The information set forth in the following paragraphs has been provided by the sub-servicer. None of the depositor, the master servicer, the seller, the indenture trustee, the note insurer, the owner trustee or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

         ______________________, as sub-servicer, will act as sub-servicer for the fixed rate loans and the adjustable rate loans pursuant to the related sub-servicing agreement.

         [sub-servicer information].

         The notes will not represent an interest in or obligation of, nor are the loans guaranteed by, the sub-servicer.

Delinquency and Loss Experience of the Sub-Servicer

         Owned and Managed Servicing Portfolio. The following tables set forth information relating to the delinquency, loan loss and foreclosure experience of the sub-servicer for its owned and managed servicing portfolio for the quarter ended _________, ____, and for each of the four prior years ended ____________. The sub-servicer's "owned and managed servicing portfolio" consists of the sub-servicer's servicing portfolio of fixed and variable rate home equity loans excluding loans serviced by the sub-servicer that were not originated or purchased and reunderwritten by the sub-servicer or any affiliate of that sub-servicer. In addition to the owned and managed servicing portfolio, the sub-servicer serviced as of _________, ____, approximately ________ mortgage loans with an aggregate principal balance as of that date of approximately $_________, the loans were not originated by the sub-servicer or any affiliate of that sub-servicer and, with respect to those in the Third Party Servicing Portfolio, are being serviced for third parties on a contract servicing basis. No loans in the Third-Party Servicing Portfolio are included in the tables set forth below.

         With respect to the information set forth in the table below, the period of delinquency is based on the number of days payments are contractually past due. The delinquency statistics for the period exclude loans in foreclosure. "Foreclosure rate" is the number of home equity loans or the dollar amount of home equity loans in foreclosure as a percentage of the total number of home equity loans or the dollar amount of home equity loans, as the case may be, as of the date indicated. In addition, REO properties, or "real-estate owned properties," are properties relating to mortgage foreclosed or for which deeds in lieu of foreclosure have been accepted, and held by the sub-servicer pending disposition. REO properties percentages are calculated using the number of loans, not the dollar amount.

                                           Delinquency and Foreclosure Experience of
                                   the Sub-Servicer's Owned and Managed Servicing Portfolio

                                                                        Year Ending _____________,

                      Three Months Ending
                         March 31, 1998            ____                 ____                  ____                 ____
                       Number     Dollar     Number     Dollar    Number     Dollar    Number     Dollar    Number     Dollar
                         of       Amount       of       Amount      of       Amount      of       Amount      of       Amount
                        Loans     (000)      Loans       (000)     Loans     (000)      Loans     (000)      Loans     (000)
Portfolio...........
        Delinquency
        Percentage
     30-59 days.....
     60-89 days.....
     90 days or more.
Total...............
Foreclosure Rate....
REO Properties......


         With respect to the information set forth in the table below, "average amount outstanding" during the period is the arithmetic average of the principal balances of the home equity loans outstanding on the last business day of each month during the period. "Gross losses" are amounts which have been determined to be uncollectible relating to home equity loans for each respective period. "Recoveries" are recoveries from liquidation proceeds and deficiency judgments. "Net losses" represents "gross losses" minus "recoveries". For the three months ended __________, _____, "net losses as a percentage of average amount outstanding" was annualized by multiplying net losses by four before calculating the percentage of "net losses as a percentage of average amount outstanding." In addition, managed portfolio statistics is restated to exclude interest advances on serviced portfolio to be consistent with presentation of owned portfolio.

             Loan Loss Experience of the Sub-Servicer's Owned and
                     Managed Servicing Portfolio of Loans

                                                                      Year Ending December 31,

                                        Three Months
                                           Ending
                                          -------,
                                            ----          ----          ----           ----          ----
                                                                (Dollars in thousands)
Average amount outstanding              $             $             $             $              $
Gross losses......                      $             $             $             $              $
Recoveries.........                     $             $             $             $              $
Net losses.........                     $             $             $             $              $
Net losses as a percentage of average
   amount outstanding                         %             %             %            %               %


         There can be no assurance that the delinquency experience of the loans will correspond to the delinquency experience of the sub-servicer's servicing portfolio set forth in the tables. The statistics shown above represent the delinquency experience for the sub-servicer's servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the loans will depend on the results obtained over the life of the loans. The sub-servicer's servicing portfolio includes loans underwritten pursuant to guidelines not necessarily representative of those applicable to the loans. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the sub-servicer. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the loans.

Servicer Loan Modifications

         Each servicing agreement provides that the master servicer may approve a change in the loan rate of a loan or extend a final maturity date on a loan if the mortgagor requests the modification and the note insurer consents to the modification; provided, however, if the note insurer does not object in writing to the change or extension specified in the notice to the note insurer within five (5) business days after its receipt of the notice, the master servicer may effectuate the change or extension and the note insurer shall be deemed to approve the action; provided further, however, in no event shall the master servicer modify the loan if at the time the aggregate amount of all the modified loans equals or exceeds [5]% of the related original pool balance.

Servicing and Other Compensation

         The servicing fee for each loan is payable out of the interest payments on that loan. The servicing fee rate in respect of each loan will be equal to ____% per annum of the outstanding principal balance of that loan. The master servicer will pay the fees of any sub-servicer out of the amounts it receives as the servicing fee. The master servicer or the sub-servicer will be entitled to additional servicing compensation in the form of prepayment penalties, late payment charges, modification fees, assumption fees and other miscellaneous fees and those amounts will not be included in related available funds.

         With respect to any payment date and determined separately for each series of notes, Prepayment Interest Shortfalls in full during the preceding calendar month will be offset by the sub-servicer or the master servicer, but only to the extent the Prepayment Interest Shortfalls do not exceed an amount equal to the servicing fee payable to the master servicer with respect to that payment date and the related loan group. It should be noted that any payments by the sub-servicer or the master servicer is "compensating interest." Prepayment Interest Shortfalls resulting from partial prepayments will not be offset by the servicing fee, any other servicing compensation or otherwise. The Prepayment Interest Shortfall for any payment date is equal to the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments in full or in part on the loans during the preceding calendar month. Shortfalls will result because interest on prepayments in full is paid only to the date of prepayment, and because no interest is paid on prepayments in part, as those prepayments in part are applied to reduce the outstanding principal balance of the related loans as of the due date in the month of prepayment. No assurance can be given that compensating interest will be sufficient to cover Prepayment Interest Shortfalls in full for any payment date. The servicing fee or any other servicing compensation shall not be used to offset shortfalls arising from application of the Relief Act.

                                THE INDENTURES

         The following summary describes terms of the indentures related to the Series ____-F issuer and the Series ____-V issuer. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the trust agreements and indentures. Whenever particular defined terms of the indenture are referred to, those defined terms are thereby incorporated in this prospectus supplement by reference. See "The Agreements" in the prospectus.

Control by Note Insurer

         Pursuant to each indenture, unless a note insurer default exists:

     o the note insurer shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the indenture trustee or exercising any trust or power conferred on the indenture trustee, subject to limitation, and

     o the indenture trustee may take actions which would otherwise be at its option or within its discretion, including the actions referred to under " -- Events of Default" and " -- Rights Upon Event of Default," only at the direction of the note insurer and

     o the note insurer shall be deemed to be the holder of the related notes for most purposes, other than with respect to payment on the related notes, and will be entitled to exercise all rights of the noteholders under the indenture, without the consent of those noteholders, and the related noteholders may exercise those rights only with the prior written consent of the note insurer.

         A "note insurer default" means the existence and continuation of:

     o a failure of the note insurer to make a payment under the note insurance policy in accordance with its terms or

     o    bankruptcy or insolvency actions by or against the note insurer.

Events of Default

         An "Event of Default" with respect to the notes is defined in each indenture as follows:

     o    the failure of the related issuer to pay:

          o the interest payment amount or the principal payment amount with respect to a payment date on that payment date, provided that for purposes of this clause, payment by the indenture trustee from proceeds of the related note insurance policy shall not be considered payment by the related issuer with respect to the related notes, or

          o any subordination increase amount or carry-forward amount, but only to the extent funds are available to make that payment as described under "Description of the Notes --Class A-F Notes --Priority of Payment" or "--Class A-V Notes --Priority of Payment," as applicable, provided that for purposes of this clause, payment by the indenture trustee from proceeds of the related note insurance policy shall not be considered payment by the related issuer with respect to the related notes;

     o the failure by the related issuer on the final scheduled payment date to reduce the note principal balance to zero;

     o a default in the observance or performance of any covenant or agreement of the related issuer in the indenture, and the continuation of any default for a period of thirty days after notice to the related issuer by the indenture trustee or to the related issuer and the indenture trustee by the note insurer, or if a note insurer default exists, by the holders of at least 25% of the note principal balance of the related notes;

     o any representation or warranty made by the related issuer in the indenture or in any certificate or other writing delivered pursuant to the indenture having been incorrect in a material respect as of the time made, and the circumstance in respect of which the representation or warranty is incorrect not having been cured within thirty days after notice is given to the related issuer by the indenture trustee or to the related issuer and the indenture trustee by the note insurer, or, if a note insurer default exists, by noteholders representing at least 25% of the note principal balance of the related notes; or

     o events of bankruptcy, insolvency, receivership or reorganization of the issuer.

Rights Upon Event of Default

         In case an event of default should occur and be continuing with respect to the Class A-F Notes or Class A-V Notes, the indenture trustee may, with the prior written consent of the note insurer, and, upon the written direction of the note insurer or, if a note insurer default exists, related noteholders representing more than 50% of the note principal balance of the related notes shall, declare the principal of the notes to be immediately due and payable. The declaration may under some circumstances be rescinded by the note insurer, or if a note insurer default exists, related noteholders representing more than 50% of the note principal balance of the notes.

         If, following an event of default, the notes have been declared to be due and payable, the indenture trustee may, in its discretion, provided that the note insurer or, if a note insurer default exists, the noteholders representing more than 50% of the note principal balance of the notes, have not directed the indenture trustee to sell the assets included in the related trust estate, refrain from selling the assets and continue to apply all amounts received on those assets to payments due on the notes in accordance with their terms, notwithstanding the acceleration of the maturity of the notes. In addition, upon an event of default the indenture trustee may, with the consent of the note insurer, sell all or part of the assets included in the related trust estate, in which event the collections on, or the proceeds from the sale of, those assets will be applied as provided below; provided, however, that any proceeds of a claim under the related note insurance policy shall be used only to pay interest and principal on the notes:

     o to the payment of the fees of the indenture trustee which have not been previously paid;

     o    to the note insurer, any note insurer premium then due, provided no note insurer default exists;

     o to the noteholders, the amount of interest then due and unpaid on the notes, but not including any carry-forward amount in the case of the Class A-V Notes, without preference or priority of any kind;

     o to the related noteholders, the amount of principal then due and unpaid on those notes, without preference or priority of any kind;

     o to the payment of the amounts due and owing to the note insurer, to the extent not previously reimbursed;

     o to the related noteholders, the amount of any carry-forward amount in the case of the Class A-V Notes not previously paid; and

     o to the owner trustee for distribution to the holders of the certificates; provided, however, that if the related subordination amount with respect to the other series of notes is less than the related required subordination amount with respect to those other series, those amounts shall be transferred to the related escrow account.

         Subject to the provisions of each indenture relating to the duties of the indenture trustee, in case an event of default shall occur and be continuing, the indenture trustee shall be under no obligation to exercise any of the rights and powers under the indenture at the request or direction of any of the related noteholders, unless the noteholders shall have offered to the indenture trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with that request or direction. Subject to the provisions for indemnification and limitations contained in the indenture, the note insurer, or if a note insurer default exists, noteholders representing more than 50% of the note principal balance of the related notes shall have the right to direct the time, method, and place of conducting any proceeding or any remedy available to the indenture trustee or exercising any trust or power conferred on the indenture trustee with respect to the notes; and the note insurer, or if a note insurer default exists, noteholders representing more than 50% of the note principal balance of the related notes may, in some cases, waive any default with respect to the identure, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of the holder of each outstanding note affected thereby.

Limitation on Suits

         No noteholder will have any right to institute any proceedings with respect to the related indenture unless:

     o the noteholder has previously given written notice to the indenture trustee of a continuing event of default;

     o noteholders representing not less than 25% of the note principal balance of the related notes have made written request to the indenture trustee to institute proceedings in respect of the event of default in its own name as indenture trustee;

     o the noteholders have offered to the indenture trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with that request;

     o for 60 days after its receipt of the notice of, request and offer of indemnity the indenture trustee has failed to institute any proceedings;

     o no direction inconsistent with the written request has been given to the indenture trustee during the 60-day period by the noteholders representing more than 50% of the note principal balance of the related notes; and

     o the noteholders have the consent of the note insurer, unless a note insurer default exists.

The Indenture Trustee

         The indenture trustee may resign at any time under either indenture, in which event the related issuer will be obligated to appoint, with the consent of the note insurer, a successor indenture trustee. The indenture trustee also may be removed under either indenture at any time by the note insurer, or if a note insurer default exists, then by noteholders representing more than 50% of the note principal balance of the related notes. The related issuer shall, with the consent of the note insurer, so long as no note insurer default exists, remove the indenture trustee if the indenture trustee ceases to be eligible to continue under the related indenture or if the indenture trustee becomes incapable of acting, bankrupt, insolvent or if a receiver or public officer takes charge of the indenture trustee or its property. Any resignation or removal of the indenture trustee and appointment of a successor indenture trustee will not become effective until acceptance of the appointment by the successor indenture trustee.

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         Upon the issuance of the notes, Brown & Wood LLP, counsel to the depositor, will deliver its opinion generally to the effect that based on the application of existing law and assuming compliance with the related trust agreement, for federal income tax purposes:

     o the notes issued under each of the Series ____-F issuer and the Series ____-V issuer will be characterized as indebtedness and not as representing an ownership interest in the related trust estate or an equity interest in the related issuer or the depositor, and

     o each of the Series ____-F issuer and the Series ____-V issuer will not be:

          o classified as an association taxable as a corporation for federal income tax purposes,

          o a taxable mortgage pool as defined in Section 7701(i) of the Code, or

          o a "publicly traded partnership" as defined in Treasury Regulation Section 1.7704-1.


         The notes will not be treated as having been issued with "original issue discount," as defined in the prospectus. The prepayment assumption that will be used in determining the rate of amortization of market discount and premium, if any, for federal income tax purposes will be based on the assumption that, subsequent to the date of any determination the adjustable rate loans will prepay at a rate equal to 25% Conditional Prepayment Rate and the fixed rate loans will prepay at a rate equal to 2% Conditional Prepayment Rate in the first month of the life of the fixed rate loans and an additional 2% Conditional Prepayment Rate per annum in each month after the first month until the tenth month; beginning in the tenth month and in each month after the tenth month, the fixed rate loans will prepay at a rate equal to 20% Conditional Prepayment Rate. No representation is made that the loans will prepay at that rate or at any other rate. See "Material Federal Income Tax Consequences" in the prospectus.


         The notes will not be treated as assets described in Section 7701(a)(19)(C) of the Code or "real estate assets" under Section 856(c)(4)(A) of the Code. In addition, interest on the notes will not be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code. The notes will also not be treated as "qualified mortgages" under Section 860G(a)(3)(C) of the Code.

         You should see "Material Federal Income Tax Consequences" and "State Tax Consequences" in the prospectus for a discussion of the application of federal income and state and local tax laws to the issuer and purchasers of the notes.

                            METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in an underwriting agreement dated __________, ____ with respect to the Class A-F Notes and an underwriting agreement with respect to the Class A-V Notes, each between the depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter, the depositor has agreed to sell the notes to the underwriter and the underwriter has agreed to purchase the notes from the depositor. It is expected that delivery of the notes will be made only in book-entry form through the same day funds settlement system of DTC, on or about ___________, _____, against payment for those notes in immediately available funds.

         The notes will be purchased from the depositor by the underwriter and will be offered by the underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the depositor from the sale of the Class A-F Notes are expected to be approximately $___________, before deducting expenses plus accrued interest from the cut off date and the proceeds to the depositor from the sale of the Class A-V Notes are expected to be approximately $___________, before deducting expenses. The underwriter may effect those transactions by selling the notes to or through dealers, and those dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter. In connection with the sale of the notes, the underwriter may be deemed to have received compensation from the depositor in the form of underwriting compensation. The underwriter and any dealers that participate with the underwriter in the distribution of the notes may be deemed to be underwriters and any profit on the resale of the notes positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

         The underwriting agreements provide that the depositor will indemnify the underwriter, and that under limited circumstances the underwriter will indemnify the depositor, against civil liabilities under the Securities Act of 1933, or contribute to payments required to be made in respect of those underwriting agreements.

         There can be no assurance that a secondary market for the notes will develop or, if it does develop, that it will continue or provide the noteholders with sufficient liquidity of investment. The primary source of information available to investors concerning the notes will be the monthly statements discussed in the prospectus under "Description of the Securities -- Reports to Securityholders," which will include information as to the outstanding principal balance of the notes. There can be no assurance that any additional information regarding the notes will be available through any other source. In addition, the depositor is not aware of any source through which price information about the notes will be generally available on an ongoing basis. The limited nature of the information regarding the notes may adversely affect the liquidity of the notes, even if a secondary market for the notes becomes available.

                                LEGAL OPINIONS

         Certain legal matters relating to the notes will be passed upon for the seller and the master servicer by ________________, and for the depositor and the underwriter by Brown & Wood LLP, New York, New York.

                                    RATINGS

         It is a condition of the issuance of each series of the notes that each series of notes be rated ["AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and "Aaa" by Moody's Investors Service, Inc.].

         S&P's ratings on mortgage pass-through certificates address the likelihood of the receipt by noteholders of payments required under the indenture. S&P's ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the notes, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the notes. S&P's rating on the notes does not, however, constitute a statement regarding frequency of prepayments on the mortgages. See "Certain Yield and Prepayment Considerations" in this prospectus supplement. The ratings issued by S&P on payment of principal and interest do not cover the payment of any Prepayment Interest Shortfalls, Relief Act Shortfalls or any carry-forward amount.

         The rating process of Moody's addresses the structural and legal aspects associated with the notes, including the nature of the underlying loans. The ratings assigned to the notes do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that noteholders might suffer a lower than anticipated yield. The ratings do not address the likelihood that Class A-V Noteholders will be paid the carry-forward amount.

         The depositor has not requested a rating on the notes by any rating agency other than S&P and Moody's. However, there can be no assurance as to whether any other rating agency will rate the notes, or, if it does, what rating would be assigned by any other rating agency. A rating on the notes by another rating agency, if assigned at all, may be lower than the ratings assigned to the notes by S&P and Moody's.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings Initially assigned to the notes are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the notes.

                               LEGAL INVESTMENT

         The notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

         The depositor makes no representations as to the proper characterization of the notes for legal investment or other purposes, or as to the ability of particular investors to purchase the notes under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the notes. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the notes constitute a legal investment or are subject to investment, capital or other restrictions.

         See "Legal Investment" in the prospectus.

                             ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended, and the Code impose requirements on employee benefit plans and other retirement plans and arrangements, including, but not limited to, individual retirement accounts and annuities, as well as on collective investment funds and separate and general accounts of insurance companies in which the plans or arrangements are invested and on persons who are fiduciaries with respect to those Plans. ERISA and the Code prohibit transactions involving the assets of a Plan and "disqualified persons" and "parties in interest" who have specified relationships to the Plan. Accordingly, prior to making an investment in the notes, investing Plans should determine whether the related issuer, the depositor, the seller, the related trust estate, the underwriter, any other underwriter, the owner trustee, the indenture trustee, the master servicer, the sub-servicer, any other servicer, any administrator, any provider of credit support, or any insurer or any of their affiliates is a party in interest or disqualified person with respect to the Plan and, if so, whether the transaction is subject to one or more statutory or administrative exemptions. Additionally, an investment of the assets of a Plan in securities may cause the assets included in the related trust fund to be deemed "plan assets" of that Plan, and any person with specified relationships to the related trust fund to be deemed a party in interest or disqualified person. The U.S. Department of Labor has promulgated regulations at 29 C.F.R. Section 2510.3-101 defining the term "plan assets" for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code. Under the plan asset regulations, generally, when a Plan acquires an "equity interest" in another entity, like the trust fund, the underlying assets of that entity may be considered to be plan assets. The plan asset regulations provide that the term "equity interest" means any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no "substantial equity features." Although not entirely free from doubt, it is believed that, as of the date of this prospectus supplement, the notes will be treated as debt obligations without significant equity features for the purposes of the plan asset regulations. Because of the factual nature of the above-described provisions of ERISA, the Code and the plan asset regulations, Plans or persons investing plan assets should carefully consider whether an investment might constitute or give rise to a prohibited transaction under ERISA or the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the notes should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of the notes.

                                    EXPERTS

         The consolidated balance sheets of ___________________________ and its subsidiaries as of _____________, _____ and _____________________, _____
and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended _______________, ____, incorporated by reference in this prospectus supplement, have been incorporated in this prospectus supplement in reliance on the report of ____________________ independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                    Glossary

         Whenever used in this prospectus supplement, the following terms have the following meanings:

         "Balloon Loans" means fixed rate mortgage loans having original or modified terms to maturity of 5 or 7 years in most cases, with level monthly payments of principal and interest based on a 30 year amortization schedule.

         "Buydown Loan" means a loan subject to a temporary buydown plan.

         "Relief Act Shortfalls" means, for any distribution date, any shortfall attributable to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Conditional Prepayment Rate" means a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

         "Liquidation Proceeds" means amounts collected by the subservicer in connection with the liquidation of a mortgage loan, by foreclosure or otherwise.

         "Plan" means employee benefit plans and other retirement plans and arrangements, including, but not limited to, individual retirement accounts and annuities, as well as collective investment funds and separate general accounts in which the plans or arrangements are invested, which have requirements imposed upon them under ERISA and the Code.

         "Prepayment Assumption" means, for federal income tax purposes any security, the rate of prepayments assumed in pricing the security.

         "Prepayment Interest Shortfall" means with respect to a mortgage loan that is subject to a mortgage prepayment or liquidation, the amount that equals the difference between a full month's interest due with respect to that mortgage loan and the amount of interest paid or recovered with respect hereto.

         "Realized Loss" means as to any defaulted mortgage loan that is finally liquidated, the amount of loss realized, if any, as described in the related pooling and servicing agreement, will equal the portion of the stated principal balance remaining after application of all amounts recovered, net of amounts reimbursable to the master servicer for related advances and expenses, towards interest and principal owing on the mortgage loan. With respect to a mortgage loan the principal balance of which has been reduced in connection with bankruptcy proceedings, the amount of the reduction will be treated as a Realized Loss.

_______________________________________________________________________________

                                     [LOGO]

                                  $----------
                                Home Equity Loan
                              Asset-Backed Notes,

                            Series ____-F, Class A-F

                                  $----------,
                                Home Equity Loan
                              Asset-Backed Notes,

                            Series ____-V, Class A-V

                                ----------------
                           Seller and Master Servicer

                                 Merrill Lynch
                            Mortgage Investors, Inc.

                                   Depositor

                             Prospectus Supplement

                              Merrill Lynch & Co.

                              -------------, ----


         No person has been authorized to give any information or to make any representation other than those contained in this prospectus supplement or the prospectus and, if given or made, that information or representation must not be relied upon. This prospectus supplement and the prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the notes offered hereby, nor an offer of the notes in any state or jurisdiction in which, or to any person to whom, that offer would be unlawful. The delivery of this prospectus supplement or the prospectus at any time does not imply that information in this prospectus supplement or in the prospectus is correct as of any time subsequent to its date; however, if any material change occurs while this prospectus supplement or the prospectus is required by law to be delivered, this prospectus supplement or the prospectus will be amended or supplemented accordingly.

         Until 90 days after the date of this prospectus supplement, all dealers selling the notes, whether or not participating in this distribution, will deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

_______________________________________________________________________________



The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these secruities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



PROSPECTUS

                           ASSET BACKED CERTIFICATES
                               ASSET BACKED NOTES
                              (ISSUABLE IN SERIES)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR


Consider carefully the risk factors beginning on page 4 of this prospectus.

The securities of each series will not represent an obligation of or interest in the depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, any master servicer, any sub-servicer or any of their respective affiliates, except to the limited exten described in this prospectus and in the related prospectus supplement.

This prospectus may be used to offer and sell the securities only if accompanied by a prospectus supplement.


                                 The Securities

     Merrill Lynch Mortgage Investors, Inc., as depositor, will sell the securities, which may be in the form of asset backed certificates or asset backed notes. Each issue of securities will have its own series designation and will evidence either:

o    ownership interests in assets in a trust fund or

o    debt obligations secured by assets in a trust fund.

o Each series of securities will consist of one or more classes. Each class of securities will represent the entitlement to a specified portion of future interest payments and a specified portion of future principal payments on the assets in the related trust fund. In each case, the specified portion may equal from 0% to 100%. A series may include one or more classes of securities that are senior in right of payment to one or more other classes. One or more classes of securities may be entitled to receive distributions of principal, interest or both prior to one or more other classes, or before or after specified events have occurred. The related prospectus supplement will specify each of these features.


The Trust Fund and Its Assets

         As specified in the related prospectus supplement, each trust fund will consist primarily of assets from one of the following categories:

     o one or more segregated pools of various types of mortgage loans and/or closed-end and/or revolving home equity loans, or balances of these loans, in each case secured by first and/or junior liens on one- to five-family residential properties, or security interests in shares issued by cooperative housing corporations, including mixed residential and commercial structures;

     o home improvement installment sales contracts or installment loan agreements originated by a home improvement contractor and secured by a mortgage on the related mortgaged property that is junior to other liens on the mortgaged property; and

     o mortgage pass-through certificates or mortgage-backed securities evidencing interests in mortgage loans or secured thereby or direct obligations of the United States, agencies of the United States or agencies created thereby.

          Each trust fund may be subject to early termination in some circumstances.

Market for the Securities

         No market will exist for the securities of any series before they are issued. In addition, even after the securities of a series have been issued and sold, there can be no assurance that a resale market will develop.

Offers of the Securities

         Offers of the securities are made through Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters listed in the related prospectus supplement.

         Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                              MERRILL LYNCH & CO.

                  The date of this prospectus is ______, 2000.

             IMPORTANT NOTICE ABOUT INFORMATION IN THIS PROSPECTUS
                  AND EACH ACCOMPANYING PROSPECTUS SUPPLEMENT

          Information about each series of securities is contained in the following documents:

     o this prospectus, which provides general information, some of which may not apply to a particular series; and

     o the accompanying prospectus supplement for a particular series, which describes the specific terms of the securities of that series. If the prospectus supplement contains information about a particular series that differs from the information contained in this prospectus, you should rely on the information in the prospectus supplement.

         You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the accompanying prospectus supplement.

         Each prospectus supplement generally will include the following information with respect to the related series of securities:

     o the principal amount, interest rate and authorized denominations of each class of securities;

     o information concerning the mortgage loans, home improvement contracts and/or securities in the related trust fund;

     o information concerning the seller or sellers of the mortgage loans, home improvement contracts and/or securities and information concerning any servicer;

     o the terms of any credit enhancement with respect to particular classes of the securities;

     o information concerning other trust fund assets, including any reserve fund;

     o    the final scheduled distribution date for each class of securities;

     o the method for calculating the amount of principal to be paid to each class of securities, and the timing and order of priority of principal payments;

     o information about any REMIC or FASIT tax elections for some or all of the trust fund assets; and

     o    particulars of the plan of distribution for the securities.

         If you require additional information, the mailing address of our principal executive offices is Merrill Lynch Mortgage Investors, Inc., 4 World Financial Center Floor #10, New York NY 10080, Attention: Secretary, and our telephone number is (212) 449-0357. For other means of acquiring additional information about us or a series of securities, see "Incorporation of Certain Information by Reference" beginning on page 93 of this prospectus.

                                  RISK FACTORS

You should consider the following information carefully, since it identifies significant sources of risk associated with an investment in the securities.


The securities may have limited liquidity.


         At the time a series of securities is issued, there will not be a secondary market for them. Merrill Lynch, Pierce, Fenner & Smith Incorporated currently expects to make a secondary market in the offered securities, but it is not required to. We cannot assure you that a secondary market for the securities of any series will develop or, if it does develop, that it will provide holders of those securities with liquidity of investment or will continue while those securities remain outstanding.


Because the assets are limited, those assets may not be sufficient to pay the securities in full.

o Securities not general obligations. The securities will not represent an interest in or obligation of the depositor, the master servicer or any of their affiliates. The only obligations with respect to the securities or the assets securing them will be the obligations, if any, of any warranting party, as further described in this prospectus, pursuant to limited representations and warranties made with respect to the mortgage loans, the master servicer's and any sub-servicer's servicing obligations under the related agreements, including the limited obligation to make advances in those event of delinquencies on the mortgage loans, but only to the extent they deem those advances recoverable, and, if described in the related prospectus supplement, limited obligations of the master servicer in connection with an agreement to purchase or act as remarketing agent with respect to a convertible adjustable-rate mortgage loan, as more fully described in this prospectus, upon conversion to a fixed rate or a different index.

o Limited rights of the trustee. Since representations and warranties with respect to the mortgage assets may have been made and/or assigned in connection with transfers of the mortgage assets before the closing date, the rights of the trustee and the securityholders with respect to those representations or warranties will be limited to their rights as an assignee of those mortgage assets.

o No joint obligation for representations and warranties. Unless otherwise specified in the related prospectus supplement, none of the depositor, the master servicer or any of their affiliates will have any obligation with respect to representations or warranties made by any other entity.

o Securities not guaranteed. Unless otherwise specified in the related prospectus supplement, neither the securities nor the underlying assets will be guaranteed or insured by any governmental agency or instrumentality, or by the depositor, the master servicer, any sub-servicer or any of their affiliates.

o Trust fund assets are sole source of payments. Proceeds of the assets included in the related trust fund for each series of securities, including the assets and any form of credit enhancement, will be the sole source of payments on the securities, and there will be no recourse to the depositor or any other entity in the event that these proceeds are insufficient or otherwise unavailable to make all payments provided for under the securities.

o No crosscollateralization between series. Unless otherwise specified in the related prospectus supplement, a series of securities will not have any claim against or security interest in the trust funds for any other series. If the related trust fund is insufficient to make payments on these securities, no other assets will be available for payment of the deficiency. Additionally, amounts remaining in funds or accounts, including the collection account and any accounts maintained as credit support, may be withdrawn under some conditions, as described in the related prospectus supplement. In the event of a withdrawal, those amounts will not be available for future payment of principal of or interest on the securities.

o Subordinated securities bear losses first. If provided in the prospectus supplement for a series of securities consisting of one or more classes of subordinate securities, on any distribution date in respect of which losses or shortfalls in collections on the assets have been incurred, the amount of those losses or shortfalls will be borne first by one or more classes of the subordinate securities, and, after which, by the remaining classes of securities in the priority and manner and subject to the limitations specified in that prospectus supplement.


We refer you to "Description of the Trust Funds" for further information.


Prepayments on the assets in a trust fund may adversely affect the average life and yields of the related securities.


o Prepayments, including those caused by defaults, on the assets in any trust fund generally will result in a faster rate of principal payments on one or more classes of the related securities than if payments on these assets were made as scheduled. Thus, the prepayment experience on the assets may affect the average life of each class of related securities. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. We can't assure you as to the rate of prepayment on the assets in any trust fund or that the rate of payments will conform to any model we describe here or in any prospectus supplement. If prevailing interest rates fall significantly below the applicable mortgage interest rates, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by the mortgage loans underlying or comprising the mortgage assets in any trust fund. As a result, the actual maturity of any class of securities evidencing an interest in a trust fund containing mortgage assets could occur significantly earlier than expected.

o A series of securities may include one or more classes of securities with priorities of payment and, as a result, yields on other classes of securities, including classes of offered securities, of those series may be more sensitive to prepayments on assets. A series of securities may include one or more classes offered at a significant premium or discount. Yields on these classes of securities will be sensitive, and in some cases extremely sensitive, to prepayments on mortgage assets and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with classes of stripped interest securities, a holder might, in some prepayment scenarios, fail to recoup its original investment. A series of securities may include one or more classes of securities, including classes of offered securities, that provide for distribution of principal from amounts attributable to interest accrued but not currently distributable on one or more classes of accrual securities and, as a result, yields on those securities will be sensitive to the provisions of those accrual securities relating to the timing of distributions of interest and if those accrual securities accrue interest at a variable or adjustable pass-through rate or interest rate, changes in the rate.

We refer you to "Yield Considerations" in the prospectus and, if applicable, in the related prospectus supplement for further information.


Defaults by obligors or declines in the values of mortgaged properties may result in losses to investors.


o An investment in securities like the securities which generally represent interests in mortgage loans may be affected by, among other things, a decline in real estate values and changes in the mortgagors' financial condition. No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the relevant residential real estate market should experience an overall decline in property values so that the outstanding balances of the related mortgage loans, and any secondary financing on the mortgaged properties, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry in that market. In addition, in the case of mortgage loans that are subject to negative amortization, due to the addition to principal balance of deferred interest, the principal balances of those mortgage loans could be increased to an amount equal to or in excess of the value of the underlying mortgaged properties, thereby increasing the likelihood of default.

o To the extent that these losses are not covered by the applicable credit support, if any, holders of securities of the series evidencing interests in the related mortgage loans will bear all risk of loss resulting from default by mortgagors and will have to look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest on the defaulted mortgage loans. Certain of the types of mortgage loans may involve additional uncertainties not present in traditional types of loans.

o For example, some of the mortgage loans provide for escalating or variable payments by the mortgagor under the mortgage loan, as to which the mortgagor is generally qualified on the basis of the initial payment amount. In some cases the mortgagor's income may not be sufficient to enable them to continue to make their loan payments as the payments increase and thus the likelihood of default will increase.

o In addition, some geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and will thus experience higher rates of loss and delinquency than the mortgage loans generally will experience. The mortgage loans underlying some series of securities may be concentrated in these regions, and this concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration.

o Further, the rate of default on mortgage loans that are refinance or limited documentation mortgage loans, and on mortgage loans with high loan-to-value ratios, may be higher than for other types of mortgage loans. Additionally, a decline in the value of the mortgaged properties will increase the risk of loss particularly with respect to any related junior mortgage loans.


We refer you to "--When junior lien mortgage loans are liquidated, there may be reduced or no proceeds available." in this prospectus for further information.


o In addition, a prospectus supplement may specify that the loan-to-value ratios for the mortgage loans in the related trust will exceed 100%. The related mortgaged properties will thus be highly unlikely to provide adequate security for these mortgage loans. To the extent specified in that prospectus supplement, the assessment of the credit history of a borrower and that borrower's capacity to make payments on the related mortgage loan will have been the primary considerations in underwriting the mortgage loans included in that trust. The evaluation of the adequacy of the loan-to-value ratio, if so specified in the related prospectus supplement, will have been given less consideration, and in some cases no consideration, in underwriting those mortgage loans.


When junior lien mortgage loans are liquidated, there may be reduced or no proceeds available


o Mortgage loans may be secured by junior liens and the related first and other senior liens, if any, may not be included in the mortgage pool.

o The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior lien to satisfy fully both the senior lien and the mortgage loan. If a holder of the senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior lien. The claims of the holder of the senior lien will be satisfied in full out of proceeds of the liquidation of the mortgage loan, if these proceeds are sufficient, before the trust fund as holder of the junior lien receives any payments in respect of the mortgage loan.

o If the master servicer were to foreclose on any mortgage loan, it would do so subject to any related senior lien. In order for the debt related to the mortgage loan to be paid in full at the sale, a bidder at the foreclosure sale of that mortgage loan would have to bid an amount sufficient to pay off all sums due under the mortgage loan and the senior lien or purchase the mortgaged property subject to the senior lien. In the event that the proceeds from a foreclosure or similar sale of the related mortgaged property were insufficient to satisfy both loans in the aggregate, the trust fund, as the holder of the junior lien, and, accordingly, holders of the certificates, would bear the risk of delay in distributions while a deficiency judgment against the borrower was being obtained and the risk of loss if the deficiency judgment were not realized upon. Moreover, deficiency judgments may not be available in some jurisdictions. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgage.

We refer you to "Certain Legal Aspects of the Mortgage Loans -- Junior Mortgages" in this prospectus for further information.


Any applicable credit support may not cover all losses.


o The prospectus supplement for a series of certificates will describe any credit support in the related trust fund, which may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or combinations of these. Any credit support will be subject to the conditions and limitations described here and in the related prospectus supplement. Moreover, this credit support may not cover all potential losses or risks; for example, credit support may or may not cover fraud or negligence by a mortgage loan or other parties.

o A series of securities may include one or more classes of subordinate securities, which may include offered securities, if we provide for that in the related prospectus supplement. Although subordination is designed to reduce the risk to holders of senior securities of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under some circumstances. In addition, if principal payments on one or more classes of securities of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related credit support may be exhausted before the principal of the lower priority classes of securities of this series has been repaid. As a result, the impact of significant losses and shortfalls on the assets may fall primarily upon those classes of securities having a lower priority of payment. The amount of any applicable credit support supporting one or more classes of offered securities, including the subordination of one or more classes of securities, will be determined on the basis of criteria established by each rating agency rating the classes of securities based on an assumed level of defaults, delinquencies, other losses or other factors. We can't assure you, however, that the loss experience on the related assets will not exceed these assumed levels.

o Regardless of the form of credit enhancement, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. The master servicer will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of securities, if the applicable rating agency indicates that the then-current rating of those securities will not be adversely affected.

o The rating agency rating a series of securities may lower their rating following the initial issuance of the securities if the obligations of any applicable credit support provider have been downgraded, or as a result of losses on the related assets substantially in excess of the levels contemplated by that rating agency when they performed their initial rating analysis. None of the depositor, the master servicer or any of their affiliates will have any obligation to replace or supplement any credit support or to take any other action to maintain any rating of any series of securities.


We refer you to "--Because of the limited nature of ratings, the ratings may not be the best source of information for a class of securities.", "Description of the Securities" and "Description of Credit Support" for further information.

Obligors on balloon loans may not be able to make balloon payments.

         Some of the mortgage loans are balloon loans, which, as of the cut-off date, may not be fully amortizing over their terms to maturity, and, thus, will require substantial principal payments, or balloon payments, at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage interest rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition of the mortgagor, the value of the mortgaged property, tax laws, prevailing general economic conditions and the availability of credit for single family or multifamily real properties generally.

If the related prospectus supplement provides for it, upon an optional termination of a trust fund, the proceeds may be less than the outstanding principal amount of the securities plus accrued interest.


o If specified in the related prospectus supplement, a series of securities may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If provided in the related prospectus supplement, upon the reduction of the security balance of a specified class or classes of securities to a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of the assets to retire the class or classes or purchase the class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

o In either case, if the related prospectus supplement provides for it, the proceeds available for distribution to securityholders may be less than the outstanding principal balance of their securities plus accrued interest. If this happens, these securityholders could incur a loss on their investment.


Holders of REMIC residual certificates are subject to federal income tax considerations.


o Holders of REMIC residual certificates must report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Material Federal Income Tax Consequences -- REMICs." Under some circumstances, holders of offered securities that are REMIC residual certificates may have taxable income and tax liabilities arising from the investment during a taxable year in excess of the cash received during the period. Individual holders of REMIC residual certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC.

o In addition, REMIC residual certificates are subject to restrictions on transfer. Because of the special tax treatment of REMIC residual certificates, the taxable income arising in a given year on a REMIC residual certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the REMIC residual certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics. Additionally, prospective purchasers of a REMIC residual certificate should be aware that recently issued temporary regulations provide restrictions on the ability to mark-to-market "negative value" REMIC residual interests.

We refer you to "Material Federal Income Tax Consequences -- REMICs" in this prospectus for further information.


Because of the limited nature of ratings, the ratings may not be the best source of information for a class of securities.


         Any rating assigned by a rating agency to a class of securities will reflect that rating agency's assessment solely of the likelihood that holders of securities of that class will receive payments to which those securityholders are entitled under the related agreement. This rating will not be an assessment of the likelihood that principal prepayments, including those caused by defaults, on the related mortgage assets will be made, the degree to which the rate of prepayments might differ from that you originally anticipated or the likelihood of early optional termination of the series of securities. This rating will not address the possibility that prepayment at higher or lower rates than you anticipated may cause you to experience a yield lower than you anticipated or that an investor purchasing a security at a significant premium might fail to recoup its initial investment under some prepayment scenarios. Each prospectus supplement will identify any payment to which holders of offered securities of the related series are entitled that is not covered by the applicable rating.

We refer you to "Rating" in this prospectus for further information.


         There is a Glossary on Page _____ where you will find definitions of the capitalized terms used in this prospectus.


                                THE TRUST FUNDS

Assets

     The primary assets of each trust fund will include:

     o one- to five-family mortgage loans, or balances of these loans, including without limitation, home equity loans and home improvement contracts,

     o pass-through certificates or other mortgage-backed securities, like debt obligations or participation interests or certificates, evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities or

     o government obligations, which are direct obligations of the United States, agencies of the United States or agencies created thereby, include:

     o    interest-bearing securities,

     o    non-interest-bearing securities,

     o originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or

     o interest-bearing securities from which the right to payment of principal has been removed.

         As used in this prospectus, mortgage loans refers to both mortgage loans, or balances of these loans, and mortgage loans underlying mortgage backed securities. Mortgage loans that secure, or interests in which are evidenced by, mortgage backed securities are sometimes referred to as underlying mortgage loans. Mortgage loans, or balances of these loans, that are not underlying mortgage loans are sometimes referred to as whole loans. Also, any pass-through certificates or other asset-backed certificates in which a mortgage backed security evidences an interest or which secure a mortgage backed security are sometimes referred to in this prospectus as mortgage backed securities or as underlying mortgage backed securities. Mortgage loans and mortgage backed securities are sometimes referred to in this prospectus as mortgage assets. The mortgage assets will not be guaranteed or insured by Merrill Lynch Mortgage Investors, Inc., as depositor, or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any governmental agency or instrumentality or by any other person. Each asset will be selected by the depositor for inclusion in a trust fund from among those purchased, either directly or indirectly, from an asset seller, which is the prior holder. The asset seller may be an affiliate of the depositor and, with respect to assets, the prior holder may or may not be the originator of the mortgage loan or the issuer of the mortgage backed securities.

         Unless otherwise specified in the related prospectus supplement, the securities will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments in respect of the assets of any other trust fund established by the depositor. If specified in the related prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in, or indebtedness of, another trust fund that contains the assets.

Mortgage Loans

         General

         Unless otherwise specified in the related prospectus supplement, each mortgage loan will be secured by:

          o a lien on a mortgaged property consisting of a one- to five-family residential property or

          o a security interest in shares issued by cooperatives, which are private cooperative housing corporations. If so specified in the related prospectus supplement, a mortgaged property may include some commercial use.

         Mortgaged properties will be located, unless otherwise specified in the related prospectus supplement, in any one of the fifty states, the District of Columbia, the Commonwealth of Puerto Rico or any U.S. possession. To the extent specified in the related prospectus supplement, the mortgage loans will be secured by first and/or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on mortgaged property. The mortgaged properties may include apartments owned by cooperatives and leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the prospectus supplement, the term of any leasehold shall exceed the term of the related mortgage note by at least five years. Each mortgage loan will have been originated by a person other than the depositor. The related prospectus supplement will indicate if any originator is an affiliate of the depositor. The mortgage loans will be evidenced by promissory notes, or mortgage notes, secured by mortgages, deeds of trust or other security instruments creating a lien on the mortgaged properties. No more than 20% of the mortgage loans, by principal balance, in a trust fund will be, as of the related cut-off date, 30 days or more past their most recent contractually scheduled payment date.

          Loan-to-Value Ratio

         The loan-to-value ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan plus the principal balance of any senior mortgage loan to the value of the related mortgaged property. The value of a mortgaged property, other than with respect to refinance loans, is generally the lesser of:

          o the appraised value determined in an appraisal obtained by the originator at origination of the loan and

          o    the sales price for the property.

Refinance loans are loans made to refinance existing loans. Unless otherwise set forth in the related prospectus supplement, the value of the mortgaged property securing a refinance loan is the appraised value of the mortgaged property determined in an appraisal obtained at the time of origination of the refinance loan. The value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

         Mortgage Loan Information in Prospectus Supplements

         Each prospectus supplement will contain information, as of the dates specified in the prospectus supplement and to the extent then applicable and specifically known to the depositor, with respect to the mortgage loans, including:

          o the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans as of the applicable cut-off date,

          o    the type of property securing the mortgage loans,

          o the weighted average, by principal balance, of the original and remaining terms to maturity of the mortgage loans,

          o the earliest and latest origination date and maturity date of the mortgage loans,

          o the range of the loan-to-value ratios at origination of the mortgage loans,

          o the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans,

          o the state or states in which most of the mortgaged properties are located,

          o information with respect to the prepayment provisions, if any, of the mortgage loans,

          o with respect to mortgage loans with adjustable mortgage rates, or ARM loans, the index, the frequency of the adjustment dates, the range of margins added to the index, and the maximum mortgage rate or monthly payment variation at the time of any adjustment of that mortgage rate and over the life of the ARM loan and

          o information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

If specific information respecting the mortgage loans is not known to the depositor at the time securities are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related securities at or before the initial issuance of those securities and will be filed as part of a current report on Form 8-K with the Securities and Exchange Commission within fifteen days after the initial issuance.

         The related prospectus supplement may specify whether the mortgage loans include closed-end and/or revolving home equity loans or balances of these loans, which may be secured by mortgages that are junior to other liens on the related mortgaged property and/or home improvement installment sales contracts or installment loan agreements originated by a home improvement contractor and secured by a mortgage on the related mortgaged property that is junior to other liens on the mortgaged property. Except as otherwise described in the related prospectus supplement, the home improvements purchased with the home improvement contracts will generally be replacement windows, house siding, roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. The related prospectus supplement will specify whether the home improvement contracts are partially insured under Title I of the National Housing Act and, if so, the limitations on that insurance.

         If specified in the related prospectus supplement, new draws by borrowers under the revolving home equity loans will, during a specified period of time, automatically become part of the trust fund for a series. As a result, the aggregate balance of the revolving home equity loans will fluctuate from day to day as new draws by borrowers are added to the trust fund and principal collections are applied to purchase those balances. Those amounts will usually differ each day, as more specifically described in the related prospectus supplement.

         If specified in the related prospectus supplement, principal collections received on the mortgage loans may be applied to purchase additional mortgage loans which will become part of the trust fund for a series. The purchase of additional mortgage loans may be made to the extent that they could be made in connection with a trust fund with respect to which a REMIC election has been made. The related prospectus supplement will set forth the characteristics that the additional mortgage loans will be required to meet. The characteristics will be specified in terms of the categories described in the second preceding paragraph.

          Payment Provisions of the Mortgage Loans

         Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

          o have individual principal balances at origination of not less than $25,000,

          o    have original terms to maturity of not more than 40 years and

          o provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at the other interval as is specified in the related prospectus supplement.

Each mortgage loan may provide for no accrual of interest or for accrual of interest on the mortgage loan at an interest rate, or mortgage rate, that is fixed over its term or that adjusts from time to time. In addition, each mortgage loan may be converted from an adjustable to a fixed mortgage rate or a different adjustable mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of events or that adjust on the basis of other methodologies, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related prospectus supplement.

Mortgage Backed Security

         Any mortgage backed security will have been issued pursuant to a mortgage backed security agreement, which includes a pooling and servicing agreement, a participation agreement, a trust agreement, an indenture or similar agreement. A mortgage backed security issuer, which is the seller, and/or a mortgage backed security servicer of the underlying mortgage loans will have entered into the mortgage backed security agreement with a trustee or a custodian under the mortgage backed security agreement, if any, or with the original purchaser of the interest in the underlying mortgage loans or mortgage backed securities evidenced by the mortgage backed security.

         Distributions of any principal or interest, as applicable, will be made on mortgage backed securities on the dates specified in the related prospectus supplement. The mortgage backed securities may be issued in one or more classes with characteristics similar to the classes of securities described in this prospectus. Any principal or interest distributions will be made on the mortgage backed securities by the mortgage backed security trustee or the mortgage backed security servicer. The mortgage backed security issuer or the mortgage backed security servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the mortgage back securities after a date or under other circumstances specified in the related prospectus supplement.

         Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the securities under "Description of Credit Support" may be provided with respect to the mortgage backed securities. The type, characteristics and amount of the credit support, if any, will be a function of the characteristics of the underlying mortgage loans or underlying mortgage backed securities evidenced by or securing the mortgage backed securities and other factors. Generally, the type, characteristics and amount of the credit support will have been established for the mortgage backed securities on the basis of requirements of either any rating agency that may have assigned a rating to the mortgage backed securities or the initial purchasers of the mortgage backed securities.

         The prospectus supplement for a series of securities evidencing interests in mortgage assets that include mortgage backed securities will specify, to the extent available to the depositor:

          o the aggregate approximate initial and outstanding principal amount or notional amount, as applicable, and type of the mortgage backed securities to be included in the trust fund,

          o the original and remaining term to stated maturity of the mortgage backed securities, if applicable,

          o whether those mortgage backed securities are entitled only to interest payments, only to principal payments or to both,

          o the pass-through or bond rate of the mortgage backed securities or formula for determining the rates, if any,

          o the applicable payment provisions for the mortgage backed securities, including, but not limited to, any priorities, payment schedules and subordination features,

          o the mortgage backed securities issuer, mortgage backed securities servicer and mortgage backed securities trustee, as applicable,

          o characteristics of the credit support, if any, including subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related underlying mortgage loans, the underlying mortgage backed securities or directly to the mortgage backed securities,

          o the terms on which the related underlying mortgage loans or underlying mortgage backed securities for the mortgage backed securities or the mortgage backed securities may, or are required to, be purchased prior to their maturity,

          o the terms on which mortgage loans or underlying mortgage backed securities may be substituted for those originally underlying the mortgage backed securities,

          o the servicing fees payable under the mortgage backed securities agreement,

          o the type of information in respect of the underlying mortgage loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements" above, and the type of information in respect of the underlying mortgage backed securities described in this paragraph,

          o the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the mortgage backed securities and

          o whether the mortgage backed securities is in certificated form or held through a depository like DTC or the participants' trust company.

         Each mortgage backed securities will be either:

          o a security exempted from the registration requirements of the Securities Act,

          o a security that has been previously registered under the Securities Act or

          o a security that is eligible for sale under Rule 144(k) under the Securities Act.

In the case of the first and second clause above, the security will be acquired in a secondary market transaction not from the issuer of that security or an affiliate of that issuer.

Government Securities

         The prospectus supplement for a series of securities evidencing interests in assets of a trust fund that include government securities will specify, to the extent available,

          o the aggregate approximate initial and outstanding principal amounts or notional amounts, as applicable, and types of the government securities to be included in the trust fund,

          o the original and remaining terms to stated maturity of the government securities,

          o whether the government securities are entitled only to interest payments, only to principal payments or to both,

          o the interest rates of the government securities or the formula to determine the interest rates, if any,

          o the applicable payment provisions for the government securities and

          o to what extent, if any, the obligation evidenced thereby is backed by the full faith and credit of the United States.

Pre-Funding Account

         To the extent provided in a prospectus supplement, the depositor will be obligated, subject only to availability, to sell at a predetermined price, and the trust fund for the related series of securities will be obligated to purchase, subject to the satisfaction of conditions described in the applicable agreement, subsequent assets from time to time, as frequently as daily, within the number of months specified in the related prospectus supplement after the issuance of those series of securities having an aggregate principal balance approximately equal to the amount on deposit in the Pre-Funding Account for that series on the date of that issuance.

Accounts

         Each trust fund will include one or more accounts established and maintained on behalf of the securityholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the prospectus supplement, deposit all payments and collections received or advanced with respect to the assets and other assets in the trust fund. The collection account or related account may be maintained as an interest bearing or a non-interest bearing account, and funds held in the account may be held as cash or invested in short-term, investment grade obligations, in each case as described in the related prospectus supplement. See "Description of the Agreement--Collection Account and Related Accounts."

Credit Support

         If so provided in the related prospectus supplement, partial or full protection against defaults and losses on the assets in the related trust fund may be provided to one or more classes of securities in the related series in the form of subordination of one or more other classes of securities in the series and/or by one or more other types of credit support, including a letter of credit, insurance policy, guarantee, reserve fund or other types of consistent credit support, or a combination of those types of credit support. The amount and types of coverage, the identification of the entity providing the coverage, if applicable, and related information with respect to each type of credit support, if any, will be described in the prospectus supplement for a series of securities. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support."

Cash Flow Agreements

         If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The trust fund may also include one or more of the following agreements: interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements, other swaps and derivative instruments or other consistent agreements. The principal terms of any cash flow agreement, including, without limitation, provisions relating to the timing, manner and amount of payments in the agreement and provisions relating to the termination of that agreement, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide information with respect to the obligor under any cash flow agreement.

                                USE OF PROCEEDS

         The net proceeds to be received from the sale of the securities will be applied by the depositor to the purchase of assets, or the payment of the financing incurred in the purchase, and to pay for expenses incurred in connection with the purchase of assets and sale of securities. The depositor expects to sell the securities from time to time, but the timing and amount of offerings of securities will depend on a number of factors, including the volume of assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

General

         The yield on any offered security will depend on the price paid by the securityholder, the pass-through rate or interest rate of the security, the receipt and timing of receipt of distributions on the security and the weighted average life of the assets in the related trust fund, which may be affected by prepayments, defaults, liquidations or repurchases. See "Risk Factors."

Pass-Through Rate and Interest Rate

         Securities of any class within a series may have fixed, variable or adjustable pass-through rates or interest rates, which may or may not be based upon the interest rates borne by the assets in the related trust fund. The prospectus supplement with respect to any series of securities will specify the pass-through rate or interest rate for each class of the securities or, in the case of a variable or adjustable pass-through rate or interest rate, the method of determining the pass-through rate or interest rate; the effect, if any, of the prepayment of any asset on the pass-through rate or interest rate of one or more classes of securities; and whether the distributions of interest on the securities of any class will be dependent, in whole or in part, on the performance of any obligor under a cash flow agreement.

         If so specified in the related prospectus supplement, the effective yield to maturity to each holder of securities entitled to payments of interest will be below that otherwise produced by the applicable pass-through rate or interest rate and purchase price of the security because, while interest may accrue on each asset during a period, the distribution of the interest will be made on a day which may be several days, weeks or months following the period of accrual.

Timing of Payment of Interest

         Each payment of interest on the securities, or addition to the security balance of a class of accrual securities, on a distribution date will include interest accrued during the interest accrual period for that distribution date. As indicated above under "--Pass-Through Rate and Interest Rate," if the interest accrual period ends on a date other than the day before a distribution date for the related series, the yield realized by the holders of those securities may be lower than the yield that would result if the interest accrual period ended on the day before the distribution date.

Payments of Principal; Prepayments

         The yield to maturity on the securities will be affected by the rate of principal payments on the assets, including principal prepayments on mortgage loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage rates on the mortgage loans comprising or underlying the assets in a particular trust fund, those mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by those mortgage loans. In this regard, it should be noted that assets may consist of mortgage loans with different mortgage rates and the stated pass-through or pay-through interest rate of mortgage backed securities may be a number of percentage points higher or lower than the underlying mortgage loans. The rate of principal payments on some or all of the classes of securities of a series will correspond to the rate of principal payments on the assets in the related trust fund. Mortgage loans with a prepayment premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without prepayment premium provisions or with lower prepayment premiums.

         If the purchaser of a security offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a security offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of securities, the effect on yield on one or more classes of the securities of the series of prepayments of the assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to the classes.

         Unless otherwise specified in the related prospectus supplement, when a full prepayment is made on a mortgage loan, the obligor is charged interest on the principal amount of the mortgage loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of securities entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the due date in the month in which that partial prepayment is received.

         The timing of changes in the rate of principal payments on the assets may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage assets and distributed on a security, the greater the effect on the investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher, or lower, than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease, or increase, in the rate of principal payments.

         The securityholder will bear the risk of being able to reinvest principal received in respect of a security at a yield at least equal to the yield on the security.

Prepayments--Maturity and Weighted Average Life

         The rates at which principal payments are received on the assets included in or comprising a trust fund and the rate at which payments are made from any credit support or cash flow agreement for the related series of securities may affect the ultimate maturity and the weighted average life of each class of those series. Prepayments on the mortgage loans comprising or underlying the assets in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the securities of the related series.

         If so provided in the prospectus supplement for a series of securities, one or more classes of securities may have a final scheduled distribution date, which is the date on or prior to which the security balance is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series set forth in the prospectus supplement.

         Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a class of securities of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the assets is paid to that class, which may be in the form of scheduled amortization or prepayments. For this purpose, the term prepayment includes prepayments, in whole or in part, and liquidations due to default.

         In addition, the weighted average life of the securities may be affected by the varying maturities of the mortgage loans comprising or underlying the assets in a trust fund. If any mortgage loans comprising or underlying the assets in a particular trust fund have actual terms to maturity less than those assumed in calculating final scheduled distribution dates for the classes of securities of the related series, one or more classes of those securities may be fully paid prior to their respective final scheduled distribution dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying those assets. See "Description of the Trust Funds."


         Prepayments on loans are also commonly measured relative to a prepayment standard or model, like the Constant Prepayment Rate prepayment model or the Standard Prepayment Assumption prepayment model. The Constant Prepayment Rate represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans. The Standard Prepayment Assumption represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of the Standard Prepayment Assumption assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of the loans in the first month of the life of the loans and an additional 0.2% per annum in each month after the first month until the thirtieth month. Beginning in the thirtieth month and in each month after the thirtieth month during the life of the loans, 100% of the Standard Prepayment Assumption assumes a constant prepayment rate of 6% per annum each month.


         Neither the Constant Prepayment Rate nor the Standard Prepayment Assumption nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the assets.

         The prospectus supplement with respect to each series of securities may contain tables, if applicable, setting forth the projected weighted average life of each class of offered securities of the series and the percentage of the initial security balance of each class that would be outstanding on specified distribution dates based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the mortgage loans comprising or underlying the related assets are made at rates corresponding to various percentages of the Constant Prepayment Rate, the Standard Prepayment Assumption, or any other standard specified in the prospectus supplement. The tables and assumptions in the prospectus supplement are intended to illustrate the sensitivity of the weighted average life of the securities to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the securities. It is unlikely that prepayment of any mortgage loans comprising or underlying the assets for any series will conform to any particular level of the Constant Prepayment Rate, the Standard Prepayment Assumption, or any other rate specified in the related prospectus supplement.

Other Factors Affecting Weighted Average Life

          Type of Mortgage Asset

         If so specified in the related prospectus supplement, a number of mortgage loans may have balloon payments due at maturity, and because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that a number of mortgage loans having balloon payments may default at maturity. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the related prospectus supplement, be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the securities, thereby lengthening the period of time elapsed from the date of issuance of a security until it is retired.

         With respect to mortgage loans, including ARM loans, the mortgage rate at origination may be below the rate that would result if the index and margin relating to those mortgage loans were applied at origination. Under the applicable underwriting standards, the mortgagor under each mortgage loan generally will be qualified on the basis of the mortgage rate in effect at origination. The repayment of any mortgage loan may thus be dependent on the ability of the mortgagor or obligor to make larger level monthly payments following the adjustment of the mortgage rate. In addition, mortgage loans may be subject to temporary buydown plans pursuant to which the monthly payments made by the mortgagor during the early years of the mortgage loan will be less than the scheduled monthly payments on those mortgage loans. The periodic increase in the amount paid by the mortgagor of a buydown mortgage loan during or at the end of the applicable buydown period may create a greater financial burden for the mortgagor, who might not have otherwise qualified for a mortgage, and may accordingly increase the risk of default with respect to the related mortgage loan.

         The mortgage rates on ARM loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination, the amount of interest accruing on the principal balance of mortgage loans may exceed the amount of the minimum scheduled monthly payment on those mortgage loans. It should be noted that initial mortgage rates are generally lower than the sum of the applicable index at origination and the related margin over the applicable index at which interest accrues. As a result, a portion of the accrued interest on negatively amortizing mortgage loans may be added to the principal balance of the mortgage loans and will bear interest at the applicable mortgage rate. The addition of any deferred interest to the principal balance of any related class or classes of securities will lengthen the weighted average life of those securities and may adversely affect yield to holders of those securities, depending upon the price at which those securities were purchased. In addition, with respect to ARM loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on an ARM loan would exceed the amount of scheduled principal and accrued interest on the principal balance of that ARM loan, and since that excess will be applied to reduce the principal balance of the related class or classes of securities, the weighted average life of those securities will be reduced and may adversely affect yield to holders of those securities, depending upon the price at which those securities were purchased.

          Defaults

         The rate of defaults on the mortgage loans will also affect the rate, timing and amount of principal payments on the assets and thus the yield on the securities. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on mortgage loans which are refinance or limited documentation mortgage loans, and on mortgage loans with high loan-to-value ratios, may be higher than for other types of mortgage loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the mortgage loans will be affected by the general economic condition of the region of the country in which the related mortgage properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

          Foreclosures

         The number of foreclosures or repossessions and the principal amount of the mortgage loans comprising or underlying the assets that are foreclosed or repossessed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans comprising or underlying the assets and that of the related series of securities.

          Refinancing

         At the request of a mortgagor, the master servicer or a sub-servicer may allow the refinancing of a mortgage loan in any trust fund by accepting prepayments on those mortgage loans and permitting a new loan secured by a mortgage on the same property. In the event of refinancing, the new loan would not be included in the related trust fund and, therefore, the refinancing would have the same effect as a prepayment in full of the related mortgage loan. A sub-servicer or the master servicer may, from time to time, implement programs designed to encourage refinancing. These programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. In addition, sub-servicers may encourage the refinancing of mortgage loans, including defaulted mortgage loans, that would permit creditworthy borrowers to assume the outstanding indebtedness of defaulted mortgage loans.

          Due-on-Sale Clauses

         Acceleration of mortgage payments as a result of the transfer of underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the assets may include due-on-sale clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale, transfer or conveyance of the related mortgaged property. With respect to any whole loans, unless otherwise provided in the related prospectus supplement, the master servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying mortgaged property and it is entitled to do so under applicable law; provided, however, that the master servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale Clauses" and "Description of the agreements--Due-on-Sale Provisions."

                                 THE DEPOSITOR

         Merrill Lynch Mortgage Investors, Inc., the depositor, is a direct wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc. and was incorporated in the State of Delaware on June 13, 1986. The principal executive offices of the depositor are located at 4 World Financial Center Floor #10, New York NY 10080. Its telephone number is (212) 449-0357.

         The depositor's principal business is to acquire, hold and/or sell or otherwise dispose of cash flow assets, usually in connection with the securitization of that asset. The depositor does not have, nor is it expected in the future to have, any significant assets.

                         DESCRIPTION OF THE SECURITIES

General

         The certificates of each series, including any class of certificates not offered in this prospectus, will represent the entire beneficial ownership interest in the trust fund created pursuant to the related agreement. If a series of securities includes notes, the notes will represent indebtedness of the related trust fund and will be issued and secured pursuant to an indenture. Each series of securities will consist of one or more classes of securities that may:

          o provide for the accrual of interest on each security based on fixed, variable or adjustable rates;

          o be senior securities or subordinate securities to one or more other classes of securities in respect of distributions on the securities;

          o be Stripped Principal Securities, which are entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

          o be Stripped Interest Securities, which are entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

          o be accrual securities, which provide for distributions of accrued interest commencing only following the occurrence of events, like the retirement of one or more other classes of securities of the series;

          o provide for payments of principal as described in the related prospectus supplement, from all or only a portion of the assets in the trust fund, to the extent of available funds, in each case as described in the related prospectus supplement; and/or

          o provide for distributions based on a combination of two or more components of those series with one or more of the characteristics described in this paragraph including a Stripped Principal Security component and a Stripped Interest Security component.

         If so specified in the related prospectus supplement, a trust fund may include additional mortgage loans, or balances of those mortgage loans, that will be transferred to the Trust from time to time and/or, in the case of revolving home equity loans or balances of those home equity loans, any additional balances advanced to the borrowers under the revolving home equity loans during specified periods. If so specified in the related prospectus supplement, distributions on one or more classes of a series of securities may be limited to collections from a designated portion of the whole loans in the related mortgage pool. Any classes may include classes of offered securities.

         Each class of offered securities of a series will be issued in minimum denominations corresponding to the security balances or, in case of Stripped Interest Securities, notional amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered securities may be registered and those securities may be exchanged without the payment of any service charge payable in connection with the registration of transfer or exchange, but the depositor or the trustee or any agent of the depositor or trustee may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of securities of a series may be issued in definitive form, the definitive securities, or in book-entry form, as provided in the related prospectus supplement. See "Risk Factors--Book-Entry Registration" and "Description of the Securities--Book-Entry Registration and Definitive Securities." Definitive securities will be exchangeable for other securities of the same class and series of a like aggregate security balance, notional amount or percentage interest but of different authorized denominations. See "Risk Factors--Limited Liquidity" and "--Limited Assets."

Distributions

         Distributions on the securities of each series will be made by or on behalf of the trustee on each distribution date as specified in the related prospectus supplement from the available distribution amount for those series on that distribution date. Except as otherwise specified in the related prospectus supplement, distributions, other than the final distribution, will be made to the persons in whose names the securities are registered as of the record date, which is the close of business on the last business day of the month preceding the month in which the distribution date occurs. The amount of each distribution will be determined as of the determination date, which is the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of securities on each distribution date will be allocated pro rata among the outstanding securities in each class or by random selection, as described in the related prospectus supplement or otherwise established by the related trustee. Payments will be made either by wire transfer in immediately available funds to the account of a securityholder at a bank or other entity having appropriate facilities to receive payment, if the securityholder has so notified the trustee or other person required to make the payments no later than the date specified in the related prospectus supplement, and, if so provided in the related prospectus supplement, holds securities in the requisite amount specified in the related prospectus supplement, or by check mailed to the address of the person entitled to receive payment as it appears on the security register; provided, however, that the final distribution in retirement of the securities, whether definitive securities or book-entry securities, will be made only upon presentation and surrender of the securities at the location specified in the notice to securityholders of the final distribution.

Available Distribution Amount

         All distributions on the securities of each series on each distribution date will be made from the available distribution amount described below, in accordance with the terms described in the related prospectus supplement. Unless provided otherwise in the related prospectus supplement, the available distribution amount for each distribution date equals the sum of the following amounts:

          o the total amount of all cash on deposit in the related collection account as of the corresponding determination date, exclusive of:

              o all scheduled payments of principal and interest collected but due on a date subsequent to the related due period, unless the related prospectus supplement provides otherwise, a due period, with respect to any distribution date, will commence on the second day of the month in which the immediately preceding distribution date occurs, or the day after the cut-off date in the case of the first due period, and will end on the first day of the month of the related distribution date,

              o unless the related prospectus supplement provides otherwise, all prepayments, together with related payments of the interest on those prepayments and related prepayment premiums, liquidation proceeds, insurance proceeds and other unscheduled recoveries received subsequent to the related due period, and

              o all amounts in the collection account that are due or reimbursable to the depositor, the trustee, an asset seller, a sub-servicer, the master servicer or any other entity as specified in the related prospectus supplement or that are payable in respect of the expenses of the related trust fund;

          o if the related prospectus supplement so provides, interest or investment income on amounts on deposit in the collection account, including any net amounts paid under any cash flow agreements;

          o all advances made by a master servicer or any other entity as specified in the related prospectus supplement with respect to the distribution date;

          o if and to the extent the related prospectus supplement so provides, amounts paid by a master servicer or any other entity as specified in the related prospectus supplement with respect to interest shortfalls resulting from prepayments during the related prepayment period; and

          o unless the related prospectus supplement provides otherwise, to the extent not on deposit in the related collection account as of the corresponding determination date, any amounts collected under, from or in respect of any credit support with respect to the distribution date.

         As described below, the entire available distribution amount will be distributed among the related securities, including any securities not offered hereby, on each distribution date, and accordingly will be released from the trust fund and will not be available for any future distributions.

Distributions of Interest on the Securities

         Each class of securities, other than classes of Stripped Principal Securities that have no pass-through rate or interest rate, may have a different pass-through rate or interest rate, which will be a fixed, variable or adjustable rate at which interest will accrue on each class or a component of each class, the pass-through rate in the case of certificates. The related prospectus supplement will specify the pass-through rate or interest rate for each class or component or, in the case of a variable or adjustable pass-through rate or interest rate, the method for determining the pass-through rate or interest rate. Unless otherwise specified in the related prospectus supplement, interest on the securities will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         Distributions of interest in respect of the securities of any class will be made on each distribution date, based on the accrued security interest for that class and that distribution date, subject to the sufficiency of the portion of the available distribution amount allocable to that class on that distribution date. It should be noted that accrual securities are excluded from the above distribution of interest, but they will be entitled to distributions of accrued interest commencing only on the distribution date, or under the circumstances, specified in the related prospectus supplement. In addition, any class of Stripped Principal Securities are not entitled to distributions of interest. Before the time interest is distributable on any class of accrual securities, the amount of accrued security interest otherwise distributable on that class will be added to the security balance of that class on each distribution date. With respect to each class of securities and each distribution date, other than classes of Stripped Interest Securities, accrued security interest will be equal to interest accrued for a specified period on the outstanding security balance of that class immediately prior to the distribution date, at the applicable pass-through rate or interest rate, reduced. Unless otherwise provided in the prospectus supplement, accrued security interest on Stripped Interest Securities will be equal to interest accrued for a specified period on the outstanding notional amount of those Stripped Interest Securities immediately prior to each distribution date, at the applicable pass-through rate or interest rate, reduced. The method of determining the notional amount for any class of Stripped Interest Securities will be described in the related prospectus supplement. Reference to notional amount is solely for convenience in calculations and does not represent the right to receive any distributions of principal.

         Unless otherwise provided in the related prospectus supplement, the accrued security interest on a series of securities will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the assets in the trust fund for that series. The particular manner in which those shortfalls are to be allocated among some or all of the classes of Securities of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of accrued certificate interest that is otherwise distributable on , or, in the case of accrual securities, that may otherwise be added to the security balance of, a class of offered securities may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the assets in the related trust fund. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of accrued security interest otherwise distributable on a class of securities by reason of the allocation to that class of a portion of any deferred interest on the mortgage loans comprising or underlying the assets in the related trust fund will result in a corresponding increase in the security balance of that class. See "Risk Factors--Average Life of Securities; Prepayments; Yields" and "Yield Considerations."

Distributions of Principal of the Securities

         The securities of each series, other than classes of Stripped Interest Securities, will have a security balance which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the assets and other assets included in the related trust fund. The outstanding security balance of a security will be reduced to the extent of distributions of principal on that security balance from time to time and, if and to the extent so provided in the related prospectus supplement, by the amount of losses incurred in respect of the related assets, may be increased in respect of deferred interest on the related mortgage loans to the extent provided in the related prospectus supplement and, in the case of accrual securities prior to the distribution date on which distributions of interest are required to commence, will be increased by any related accrued security interest. Unless otherwise provided in the related prospectus supplement, the initial aggregate security balance of all classes of securities of a series will not be greater than the outstanding aggregate principal balance of the related assets as of the applicable cut-off date. The initial aggregate security balance of a series and each class of that security will be specified in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, distributions of principal will be made on each distribution date to the class or classes of securities entitled to the distribution in accordance with the provisions described in the related prospectus supplement until the security balance of each class has been reduced to zero. Stripped Interest Securities with no security balance are not entitled to any distributions of principal.

Components

         To the extent specified in the related prospectus supplement, distribution on a class of securities may be based on a combination of two or more different components as described under "--General" above. To the extent specified in the related prospectus supplement, the descriptions set forth under "--Distributions of Interests on the Securities" and "--Distributions of Principal of the Securities" above also relate to components of that class of securities. In that case, reference in those sections to security balance and pass-through rate or interest rate refer to the principal balance, if any, of any component and the pass-through rate or interest rate, if any, on any component, respectively.

Allocation of Losses and Shortfalls

         If so provided in the prospectus supplement for a series of securities consisting of one or more classes of subordinate securities, on any distribution date in respect of which losses or shortfalls in collections on the assets have been incurred, the amount of the losses or shortfalls will be borne first by a class of subordinate securities in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on assets comprising the trust fund.

Advances in Respect of Delinquencies

         With respect to any series of securities evidencing an interest in a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each distribution date its own funds or funds held in the collection account that are not included in the available distribution amount for each distribution date, in an amount equal to the aggregate of payments of principal, other than any balloon payments, and interest, net of related servicing fees and retained interest, that were due on the whole loans in the trust fund during the related due period and were delinquent on the related determination date, subject to the master servicer's, or another entity's, good faith determination that those advances will be reimbursable from related proceeds, as defined below. In the case of a series of securities that includes one or more classes of subordinate securities and if so provided in the related prospectus supplement, the master servicer's, or another entity's, advance obligation may be limited only to the portion of those delinquencies necessary to make the required distributions on one or more classes of senior securities and/or may be subject to the master servicer's, or another entity's, good faith determination that those advances will be reimbursable not only from related proceeds but also from collections on other assets otherwise distributable on one or more classes of those subordinate securities. See "Description of Credit Support."

         Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates entitled to those advances, rather than to guarantee or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of the master servicer's , or another entity's, funds will be reimbursable only out of related proceeds on the mortgage loans, including amounts recovered or received under any form of credit support, respecting which to those advances were made, and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of subordinate securities of those series; provided, however, that any related advance will be reimbursable from any amounts in the collection account before any distributions being made on the securities to the extent that the master servicer, or related other entity, shall determine in good faith that the nonrecoverable advance is not ultimately recoverable from related proceeds or, if applicable, from collections on other assets otherwise distributable on those subordinate securities. If advances have been made by the master servicer from excess funds in the collection account, the master servicer is required to replace those funds in the collection account on any future distribution date to the extent that funds in the collection account on the distribution date are less than payments required to be made to securityholders on the date. If so specified in the related prospectus supplement, the obligations of the master servicer, or another entity, to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be set forth in the related prospectus supplement.

         If and to the extent so provided in the related prospectus supplement, the master servicer, or another entity, will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself that interest periodically from general collections on the assets prior to any payment to securityholders or as otherwise provided in the related agreement and described in the prospectus supplement.

         The prospectus supplement for any series of securities evidencing an interest in a trust fund that includes mortgage backed securities will describe any corresponding advancing obligation of any person in connection with the mortgage backed securities.

Reports to Securityholders

         Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of securities of a series, the master servicer or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each holder, to the depositor and to those other parties as may be specified in the related agreement, a statement setting forth, in each case to the extent applicable and available:

          o the amount of the distribution to holders of securities of that class applied to reduce the security balance of those securities;

          o the amount of the distribution to holders of securities of that class allocable to accrued security interest;

          o    the amount of the distribution allocable to prepayment premiums;

          o the amount of related servicing compensation received by a master servicer, and, if payable directly out of the related trust fund, by any sub-servicer, and the other customary information as any master servicer or the trustee deems necessary or desirable, or that a securityholder reasonably requests, to enable securityholders to prepare their tax returns;

          o the aggregate amount of advances included in the distribution, and the aggregate amount of unreimbursed advances at the close of business on the distribution date;

          o the aggregate principal balance of the assets at the close of business on the distribution date;

          o the number and aggregate principal balance of whole loans in respect of which:

               (1)   one scheduled payment is delinquent,

               (2)   two scheduled payments are delinquent,

               (3)   three or more scheduled payments are delinquent and

               (4)   foreclosure proceedings have been commenced;

          o with respect to any whole loan liquidated during the related due period, the portion of the liquidation proceeds payable or reimbursable to the master servicer, or any other entity, in respect of each mortgage loan, and the amount of any loss to securityholders;

          o with respect to each REO property relating to a whole loan and included in the trust fund as of the end of the related due period, the loan number of the related mortgage loan and the date of acquisition;

          o with respect to each REO property relating to a whole loan and included in the trust fund as of the end of the related due period:

               (5)   the book value,

               (6) the principal balance of the related mortgage loan immediately following the distribution date, which is calculated as if each mortgage loan were still outstanding taking into account limited modifications to the terms of that mortgage loan specified in the agreement,

               (7) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect of that REO property and

               (8) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

          o with respect to any REO property sold during the related due period:

               (9)   the aggregate amount of sale proceeds,

               (10) the portion of the sales proceeds payable or reimbursable to the master servicer in respect of that REO property or the related mortgage loan and

               (11) the amount of any loss to securityholders in respect of the related mortgage loan;

          o the aggregate security balance or notional amount, as the case may be, of each class of securities, including any class of securities not offered hereby, at the close of business on that distribution date, separately identifying any reduction in the security balance due to the allocation of any loss and increase in the security balance of a class of accrual securities in the event that accrued security interest has been added to that balance;

          o the aggregate amount of principal prepayments made during the related due period;

          o the amount deposited in the reserve fund, if any, on that distribution date;

          o the amount remaining in the reserve fund, if any, as of the close of business on that distribution date;

          o the aggregate unpaid accrued security interest, if any, on each class of securities at the close of business on that distribution date;

          o in the case of securities with a variable pass-through rate or interest rate, the pass-through rate or interest rate applicable to that distribution date, and, if available, the immediately succeeding distribution date, as calculated in accordance with the method specified in the related prospectus supplement;

          o in the case of securities with an adjustable pass-through rate or interest rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable pass-through rate or interest rate applicable to that distribution date, if available, and the immediately succeeding distribution date as calculated in accordance with the method specified in the related prospectus supplement;

          o as to any series which includes credit support, the amount of coverage of each instrument of credit support included in the credit support as of the close of business on that distribution date; and

          o the aggregate amount of payments by the obligors of default interest, late charges and assumption and modification fees collected during the related due period.

         In the case of information furnished pursuant to the first four subclauses above, the amounts shall be expressed as a dollar amount per minimum denomination of securities or for any other specified related portion. In addition, in the case of information furnished pursuant to the first, second, twelfth, sixteenth and seventeenth clause above, those amounts shall also be provided with respect to each component, if any, of a class of securities. The master servicer or the trustee, as specified in the related prospectus supplement, will forward or cause to be forwarded to each holder, to the depositor and to any other parties as may be specified in the agreement, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any mortgage backed securities. The prospectus supplement for each series of offered securities will describe any additional information to be included in reports to the holders of the securities.

         Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a security a statement containing the information set forth in first four subclauses above, aggregated for the calendar year or the related applicable portion of that calendar year during which that person was a securityholder. The obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the Securities--Registration and Definitive Securities."

Termination

         The obligations created by the related agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the collection account or by the master servicer, if any, or the trustee and required to be paid to them pursuant to that agreement following the earlier of:

          o the final payment or other liquidation of the last asset subject to that agreement or the disposition of all property acquired upon foreclosure of any whole loan subject to that agreement and

          o the purchase of all of the assets of the trust fund by the party entitled to effect a termination, under the circumstances and in the manner set forth in the related prospectus supplement.

In no event, however, will the trust created by the agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the agreement will be given to each securityholder, and the final distribution will be made only upon presentation and surrender of the securities at the location to be specified in the notice of termination.

         If so specified in the related prospectus supplement, a series of securities may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the security balance of a specified class or classes of securities by a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of those assets to retire that class or classes or purchase that class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

Book-Entry Registration and Definitive Securities

         If so provided in the related prospectus supplement, one or more classes of the offered securities of any series will be issued as book-entry securities, and each class will be represented by one or more single securities registered in the name of a nominee for the depository, DTC.

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include Merrill Lynch, Pierce, Fenner & Smith Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to others like banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.


         Unless otherwise provided in the related prospectus supplement, investors that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry securities may do so only through participants and indirect participants. In addition, these investors will receive all distributions on the book-entry securities through DTC and its participants. Under a book-entry format, security owners will receive payments after the related distribution date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC, on each date, DTC will forward those payments to its participants which then will be required to forward them to indirect participants or security owners. Unless otherwise provided in the related prospectus supplement, the only securityholder, as the term is used in the agreement, will be Cede &Co., as nominee of DTC, and the security owners will not be recognized by the trustee as securityholders under the agreement. Security owners will be permitted to exercise the rights of securityholders under the related agreement, trust agreement or indenture, as applicable, only indirectly through the Participants who in turn will exercise their rights through DTC.


         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the book-entry securities and is required to receive and transmit distributions of principal of and interest on the book-entry securities. Participants and indirect participants with which security owners have accounts with respect to the book-entry securities similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective security owners.

         Because DTC can act only on behalf of participants, who in turn act on behalf of indirect participants and banks, the ability of a security owner to pledge its interest in the book-entry securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the book-entry securities, may be limited due to the lack of a physical certificate evidencing the interest.

         DTC has advised the depositor that it will take any action permitted to be taken by a securityholder under an agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry securities are credited.

         Clearstream Banking is a duly licensed bank organized as a "societe anonyme", limited company, under the laws of Luxembourg. Clearstream holds securities for its participants, or participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 37 currencies, including United States dollars. Clearstream provides to As Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a licensed bank, Clearstream is regulated by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Indirect access to Clearstream is also available to others, like banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

         The Euroclear system was created in 1968 to hold securities for participants of the Euroclear system and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in Euroclear in any of 32 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office, under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation. All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the cooperative. The cooperative establishes policy for the Euroclear system on behalf of Euroclear participants. Euroclear participants include banks central banks, securities brokers and dealers and other professional financial intermediaries and may include the underwriters. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

         The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. Euroclear is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear system and applicable Belgian law. The Terms and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts under the Terms and Conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

         Distributions with respect to securities held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. Distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences" in this prospectus and "Global Clearance, Settlement and Tax Documentation Procedures" in Annex I to the related prospectus supplement. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a security under the indenture, trust agreement or pooling and servicing agreement, as applicable, on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to its depositary's ability to effect those actions on its behalf through DTC.

         Cede & Co., as nominee for DTC, will hold the Securities. Clearstream and Euroclear will hold omnibus positions in the securities on behalf of the Clearstream participants and the Euroclear participants, respectively, through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries, which in turn will hold the positions in customers' securities accounts in the depositaries' names on the books of DTC.

         Transfers between DTC's participating organizations will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary; however, cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the depositaries.

         Because of time zone differences, credits of securities in Clearstream or Euroclear as a result of a transaction with a participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date. Credits or any transactions in securities settled during the processing will be reported to the relevant Clearstream participant or Euroclear participant on that business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or a Euroclear participant to a participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

         Although DTC, Clearstream and Euroclear have agreed to the specified procedures in order to facilitate transfers of securities among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform those procedures and those procedures may be discontinued at any time.

         In the event that any of DTC, Clearstream or Euroclear should discontinue its services, the administrator would seek an alternative depository, if available, or cause the issuance of definitive securities to the owners of the securities or their nominees in the manner described in the prospectus under "Description of the Securities--Book Entry Registration and Definitive Securities."

         Unless otherwise specified in the related prospectus supplement, securities initially issued in book-entry form will be issued in fully registered, certificated form to security owners or their nominees, as definitive securities, rather than to DTC or its nominee only if:

          o the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the securities and the depositor is unable to locate a qualified successor or

          o the depositor, at its option, elects to terminate the book-entry system through DTC.


         Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all participants of the availability through DTC of definitive securities for the security owners. Upon surrender by DTC of the certificate or certificates representing the book-entry securities, together with instructions for reregistration, the trustee will issue, or cause to be issued, to the security owners identified in those instructions the definitive securities to which they are entitled, and after which the trustee will recognize the holders of those definitive securities as securityholders under the agreement.


                         DESCRIPTION OF THE AGREEMENTS

Agreements Applicable to a Series


         REMIC Certificates, Grantor Trust Certificates. Certificates that are REMIC certificates, grantor trust certificates or indebtedness for tax purposes will be issued, and the related trust fund will be created, pursuant to a pooling and servicing agreement among the depositor, the master servicer and the trustee. The assets of the trust fund will be transferred to the trust fund and then serviced in accordance with the terms of the pooling and servicing agreement. In the context of the conveyance and servicing of the related assets, the pooling and servicing agreement may be referred to in this prospectus as the "agreement." If the assets of the trust fund for a series consists only of government securities or mortgage backed securities, those assets will be conveyed to the trust fund and administered pursuant to a trust agreement between the depositor and the trustee which may also be referred to in this prospectus as the agreement.

         Certificates That Are Partnership Interests for Tax Purposes and Notes. Certificates that are partnership interests for tax purposes will be issued, and the related trust fund will be created, pursuant to a trust agreement between the depositor and the trustee. The assets of the related trust fund will be transferred to the trust fund and then serviced in accordance with a servicing agreement between the depositor, the servicer and the trustee. In the context of the conveyance and servicing of the related assets, a servicing may be referred to in this prospectus as the agreement.


         A series of notes issued by a trust fund will be issued pursuant to the indenture between the related trust fund and an indenture trustee named in the related prospectus supplement.

         If the assets of a trust fund consist only of mortgage backed securities or government securities, those assets will be conveyed to the trust fund and administered in accordance with the terms of the trust agreement, which in that context may be referred to in this prospectus as the agreement.

         General

         Any master servicer and the trustee with respect to any series of securities will be named in the related prospectus supplement. In any series of securities for which there are multiple master servicers, there may also be multiple mortgage loan groups, each corresponding to a particular master servicer; and, if the related prospectus supplement so specifies, the servicing obligations of each master servicer will be limited to the whole loans in the corresponding mortgage loan group. In lieu of appointing a master servicer, a servicer may be appointed pursuant to the agreement for any trust fund. The servicer will service all or a significant number of whole loans directly without a sub-servicer. Unless otherwise specified in the related prospectus supplement, the obligations of any servicer shall be commensurate with those of the master servicer described in this prospectus. References in this prospectus to master servicer and its rights and obligations, unless otherwise specified in the related prospectus supplement, shall be deemed to also be references to any servicer servicing whole loans directly. A manager or administrator may be appointed pursuant to the trust agreement for any trust fund to administer that trust fund. The provisions of each agreement will vary depending upon the nature of the securities to be issued thereunder and the nature of the related trust fund. Forms of a pooling and servicing agreement, a sale and servicing agreement and a trust agreement have been filed as exhibits to the registration statement of which this prospectus is a part.

         The following summaries describe provisions that may appear in each agreement. The prospectus supplement for a series of securities will describe any provision of the agreement relating to those series that materially differs from the description of those series contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the agreement for each trust fund and the description of those provisions in the related prospectus supplement. As used in this prospectus with respect to any series, the term "security" refers to all of the securities of that series, whether or not offered hereby and by the related prospectus supplement, unless the context otherwise requires. The depositor will provide a copy of the agreement, without exhibits, relating to any series of securities without charge upon written request of a holder of a security of that series addressed to Merrill Lynch Mortgage Investors, Inc., 4 World Financial Center, North Tower Floor #10, New York NY 10080. Attention: Michael McGovern.

Assignment of Assets; Repurchases

         At the time of issuance of any series of securities, the depositor will assign, or cause to be assigned, to the designated trustee the assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to those assets after the cut-off date, other than principal and interest due on or before the cut-off date and other than any retained interest. The trustee will, concurrently with the assignment, deliver the securities to the depositor in exchange for the assets and the other assets comprising the trust fund for that series. Each asset will be identified in a schedule appearing as an exhibit to the related agreement. Unless otherwise provided in the related prospectus supplement, the schedule will include detailed information:

          o in respect of each whole loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of that property, the mortgage rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the value and loan-to-value ratio as of the date indicated and payment and prepayment provisions, if applicable; and

          o in respect of each mortgage backed securities included in the related trust fund, including without limitation, the mortgage backed securities issuer, mortgage backed securities servicer and mortgage backed securities trustee, the pass-through or bond rate or formula for determining the rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

         With respect to each whole loan, except as otherwise specified in the related prospectus supplement, the depositor will deliver or cause to be delivered to the trustee, or custodian, loan documents, which unless otherwise specified in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage, or a certified copy of that original mortgage, with evidence of recording indicated on the certified copy and an assignment of the mortgage to the trustee in recordable form. A trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if the depositor delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original of that mortgage note has been lost or destroyed. With respect to the mortgage loans, the trustee, or its nominee, may not be able to enforce the mortgage note against the related borrower. Unless otherwise specified in the related prospectus supplement, the asset seller will be required to agree to repurchase, or substitute for, each mortgage loan that is subsequently in default if the enforcement of those defaulted mortgages or of the related mortgage is materially adversely affected by the absence of the original mortgage note. Unless otherwise provided in the related prospectus supplement, the related agreement will require the depositor or another party specified in the agreement to promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records, except in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, the recording is not required to protect the trustee's interest in the related whole loan against the claim of any subsequent transferee or any successor to or creditor of the depositor, the master servicer, the relevant asset seller or any other prior holder of the whole loan.

         The trustee, or a custodian, will review the whole loan documents within a specified period of days after receipt of those documents, and the trustee, or a custodian, will hold the documents in trust for the benefit of the certificateholders. Unless otherwise specified in the related prospectus supplement, if any document is found to be missing or defective in any material respect, the trustee, or the custodian, shall immediately notify the master servicer and the depositor, and the master servicer shall immediately notify the relevant asset seller. If the asset seller cannot cure the omission or defect within a specified number of days after receipt of the notice, then unless otherwise specified in the related prospectus supplement, the asset seller will be obligated, within a specified number of days of receipt of that notice, to repurchase the related whole loan from the trustee at the purchase price or substitute for the mortgage loan. There can be no assurance that an asset seller will fulfill this repurchase or substitution obligation, and neither the master servicer nor the depositor will be obligated to repurchase or substitute for the mortgage loan if the asset seller defaults on its obligation. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for that asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of a breach or defect.

         Notwithstanding the preceding two paragraphs, unless otherwise specified in the related prospectus supplement, the documents with respect to home equity loans and home improvement contracts will not be delivered to the trustee, or a custodian, but will be retained by the master servicer, which may also be the asset seller. In addition, assignments of the related mortgages to the trustee will not be recorded, unless otherwise provided in the related prospectus supplement.

         With respect to each government security or mortgage backed securities in certificated form, the depositor will deliver or cause to be delivered to the trustee, or the custodian, the original certificate or other definitive evidence of the government security or mortgage backed securities, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully that government security or mortgage backed securities, as applicable, to the trustee for the benefit of the certificateholders. With respect to each Government security or mortgage backed securities in uncertificated or book-entry form or held through a "clearing corporation" within the meaning of the UCC, the depositor and the trustee will cause that government security or mortgage backed securities to be registered directly or on the books of the clearing corporation or of one or more securities intermediaries in the name of the trustee for the benefit of the securityholders. Unless otherwise provided in the related prospectus supplement, the related agreement will require that either the depositor or the trustee promptly cause any mortgage backed securities and government securities in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

Representations and Warranties; Repurchases

         Unless otherwise provided in the related prospectus supplement the warranting party, which is the person making the representations and warranties, will, with respect to each whole loan, assign representations and warranties, as of a specified date covering, by way of example, the following types of matters:

          o the accuracy of the information set forth for each whole loan on the schedule of assets appearing as an exhibit to the related agreement;

          o the existence of title insurance insuring the lien priority of the whole loan;

          o    the authority of the warranting party to sell the whole loan;

          o    the payment status of the whole loan;

          o in the case of a whole loan, the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and

          o the existence of hazard and extended perils insurance coverage on the mortgaged property.

         Any warranting party shall be an asset seller or an affiliate of that asset seller or any other person acceptable to the depositor and shall be identified in the related prospectus supplement.

         Representations and warranties made in respect of a whole loan may have been made as of a date before the applicable cut-off date. A substantial period of time may have elapsed between the date and the date of initial issuance of the related series of certificates evidencing an interest in the whole loan. Unless otherwise specified in the related prospectus supplement, in the event of a breach of any representation or warranty, the warranting party will be obligated to reimburse the trust fund for losses caused by any breach or either cure the breach or repurchase or replace the affected whole loan. Since the representations and warranties may not address events that may occur following the date as of which they were made, the warranting party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of a representation and warranty only if the relevant event that causes the breach occurs before the date. The party would have no obligations if the relevant event that causes the breach occurs after the date.

         Unless otherwise provided in the related prospectus supplement, each agreement will provide that the master servicer and/or trustee will be required to notify promptly the relevant warranting party of any breach of any representation or warranty made by it in respect of a whole loan that materially and adversely affects the value of that whole loan or the interests in the prospectus supplement of the securityholders. If the warranting party cannot cure the breach within a specified period following the date on which the party was notified of the breach, then the warranting party will be obligated to repurchase the whole loan from the trustee within a specified period from the date on which the warranting party was notified of the breach, at the purchase price. As to any whole loan, unless otherwise specified in the related prospectus supplement, the "purchase price" is equal to the sum of the unpaid principal balance of that whole loan, plus unpaid accrued interest at the mortgage rate from the date as to which interest was last paid to the due date in the due period in which the relevant purchase is to occur, plus servicing expenses that are reimbursable to the master servicer. If so provided in the prospectus supplement for a series, a warranting party, rather than repurchase a whole loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of the series of certificates, to cause the removal of the whole loan from the trust fund and substitute in its place one or more other whole loans in accordance with the standards described in the related prospectus supplement. If so provided in the prospectus supplement for a series, a warranting party, rather than repurchase or substitute a whole loan as to which a breach has occurred, will have the option to reimburse the trust fund or the securityholders for any losses caused by the breach. Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of securities or the trustee for a breach of representation by a warranting party.

         Neither the depositor, except to the extent that it is the warranting party, nor the master servicer will be obligated to purchase or substitute for a whole loan if a warranting party defaults on its obligation to do so, and no assurance can be given that warranting parties will carry out those obligations with respect to whole loans.

         Unless otherwise provided in the related prospectus supplement the warranting party will, with respect to a trust fund that includes government securities or mortgage backed securities, make or assign representations or warranties, as of a specified date, with respect to the government securities or mortgage backed securities, covering the accuracy of the information set forth on the schedule of assets appearing as an exhibit to the related agreement and covering the authority of the warranting party to sell the assets. The related prospectus supplement will describe the remedies for a breach of that prospectus supplement.

         A master servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related agreement. A breach of any representation of the master servicer which materially and adversely affects the interests of the certificateholders and which continues unremedied for the number of days specified in the agreement after the giving of written notice of the breach to the master servicer by the trustee or the depositor, or to the master servicer, the depositor and the trustee by the holders of certificates evidencing not less than 25% of the voting rights, unless otherwise specified in the related prospectus supplement, will constitute an event of default under the pooling and servicing agreement. See "Events of Default" and "Rights Upon Event of Default."

Collection Account and Related Accounts

         General

         The master servicer and/or the trustee will, as to each trust fund, establish and maintain or cause to be established and maintained one or more separate collection accounts for the collection of payments on the related assets, which must be either

          o an account or accounts the deposits in which are insured by the Federal Deposit Insurance Corporation, to the limits established by the FDIC, and, if so specified in the related prospectus supplement, the uninsured deposits in which are otherwise secured so that the trustee has a claim with respect to the funds in the collection account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the institution with which the collection account is maintained or

          o otherwise maintained with a bank or trust company, and in a manner, satisfactory to the rating agency or agencies rating any class of securities of the series.

The collateral eligible to secure amounts in the collection account is limited to permitted investments, which is United States government securities and other investment grade obligations specified in the agreement. A collection account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the collection account may be invested pending each succeeding distribution date in short-term permitted investments. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in the collection account will be paid to a master servicer or its designee as additional servicing compensation. The collection account may be maintained with an institution that is an affiliate of the master servicer, if applicable, provided that the institution meets the standards imposed by the rating agency or agencies. If permitted by the rating agency or agencies and so specified in the related prospectus supplement, a collection account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the master servicer or serviced or master serviced by it on behalf of others.

         Deposits

         A master servicer or the trustee will deposit or cause to be deposited in the collection account for one or more trust funds on a daily basis, unless otherwise provided in the related agreement, the following payments and collections received, or advances made, by the master servicer or the trustee or on its behalf subsequent to the cut-off date, other than payments due on or before the cut-off date, and exclusive of any amounts representing a retained interest:

          o all payments on account of principal, including principal prepayments, on the assets;

          o all payments on account of interest on the assets, including any default interest collected, in each case net of any portion retained by a master servicer or a sub-servicer as its servicing compensation and net of any retained interest;

          o all proceeds of the hazard insurance policies to be maintained in respect of each mortgaged property securing a whole loan in the trust fund, to the extent the proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the normal servicing procedures of a master servicer or the related sub-servicer, subject to the terms and conditions of the related mortgage and mortgage note, and all other amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure or otherwise, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of securityholders by foreclosure or by deed in lieu of foreclosure or otherwise;

          o any amounts paid under any instrument or drawn from any fund that constitutes credit support for the related series of securities as described under "Description of Credit Support";

          o any advances made as described under "Description of the Securities--Advances in Respect of Delinquencies";

          o any amounts paid under any cash flow agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

          o all proceeds of any asset or, with respect to a whole loan, property acquired or purchased by the depositor, with respect to a whole loan, any asset seller or any other specified person as described under "Assignment of Assets; Repurchases" and "Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described under "Realization Upon Defaulted Whole Loans," and all proceeds of any asset purchased as described under "Description of the Securities--Termination";

          o any amounts paid by a master servicer to cover interest shortfalls arising out of the prepayment of whole loans in the trust fund as described under "Description of the Agreements --Retained Interest; Servicing Compensation and Payment of Expenses";

          o to the extent that any item does not constitute additional servicing compensation to a master servicer, any payments on account of modification or assumption fees, late payment charges or prepayment premiums on the mortgage assets;

          o all payments required to be deposited in the collection account with respect to any deductible clause in any blanket insurance policy described under "Hazard Insurance Policies";

          o any amount required to be deposited by a master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the collection account; and

          o any other amounts required to be deposited in the collection account as provided in the related agreement and described in the related prospectus supplement.

         Withdrawals

         A master servicer or the trustee may, from time to time, unless otherwise specified in the related prospectus supplement or the related agreement, make withdrawals from the collection account for each trust fund for any of the following purposes:

          o to make distributions to the securityholders on each distribution date;

          o to reimburse a master servicer for unreimbursed amounts advanced as described under "Description of the Securities--Advances in Respect of Delinquencies," the reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest, which are the net of related servicing fees and retained interest, on and principal of the particular whole loans with respect to which the advances were made or out of amounts drawn under any form of credit support with respect to the whole loans;

          o to reimburse a master servicer for unpaid servicing fees earned and unreimbursed servicing expenses incurred with respect to whole loans and properties acquired in respect of those unpaid servicing expenses, the reimbursement to be made out of amounts that represent liquidation proceeds and insurance proceeds collected on the particular whole loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of credit support with respect to the whole loans and properties;

          o to reimburse a master servicer for any advances described in the second clause above and any servicing expenses described in third clause above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in the second and third clauses, respectively, the reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of subordinate securities, if any, remain outstanding, and otherwise any outstanding class of securities, of the related series;

          o if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in the second clause above and the servicing expenses described in the third clause above while they remain outstanding and unreimbursed;

          o to reimburse a master servicer, the depositor, or any of their respective directors, officers, employees and agents, as the case may be, for expenses, costs and liabilities incurred thereby, as and to the extent described under "Certain Matters Regarding a Master Servicer and the Depositor";

          o if and to the extent described in the related prospectus supplement, to pay, or to transfer to a separate account for purposes of escrowing for the payment of, the trustee's fees;

          o to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for expenses, costs and liabilities incurred thereby, as and to the extent described under "Certain Matters Regarding the Trustee";

          o unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the collection account;

          o to pay the person entitled to that withdrawal any amounts deposited in the collection account that were identified and applied by the master servicer as recoveries of retained interest;

          o to pay for costs reasonably incurred in connection with the proper management and maintenance of any mortgaged property acquired for the benefit of securityholders by foreclosure or by deed in lieu of foreclosure or otherwise, the payments to be made out of income received on the property;

          o if one or more elections have been made to treat the trust fund or designated portions of that trust fund as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described under "Material Federal Income Tax Consequences--REMICS--Prohibited Transactions Tax and Other Taxes";

          o to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted whole loan or a property acquired in connection with the liquidation of the whole loan or property;

          o to pay for the cost of various opinions of counsel obtained pursuant to the related agreement for the benefit of securityholders;

          o to pay for the costs of recording the related agreement if the recordation materially and beneficially affects the interests of securityholders, provided that the payment shall not constitute a waiver with respect to the obligation of the warranting party to remedy any breach of representation or warranty under the agreement;

          o to pay the person entitled to those withdrawals any amounts deposited in the collection account in error, including amounts received on any asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated by "Assignment of Assets; Repurchase" and "Representations and Warranties; Repurchases" or otherwise;

          o to make any other withdrawals permitted by the related agreement; and

          o to clear and terminate the collection account at the termination of the trust fund.

         Other Collection Accounts

         If so specified in the related prospectus supplement, the agreement for any series of securities may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related sub-servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of securities. Any amounts on deposit in any collection account will be withdrawn from the collection account and deposited into the appropriate collection account by a time specified in the related prospectus supplement. To the extent specified in the related prospectus supplement, any amounts which could be withdrawn from the collection account as described under "--Withdrawals" above, may also be withdrawn from any collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any collection account may be maintained.

Collection and Other Servicing Procedures

         The master servicer, directly or through sub-servicers, is required to make reasonable efforts to collect all scheduled payments under the whole loans and will follow or cause to be followed the collection procedures as it would follow with respect to mortgage loans that are comparable to the whole loans and held for its own account, provided the procedures are consistent with:

          o the terms of the related agreement and any related hazard insurance policy or instrument of credit support, if any, included in the related trust fund described in this prospectus or under "Description of Credit Support,"

          o    applicable law and

          o the general servicing standard specified in the related prospectus supplement or, if no standard is so specified, its normal servicing practices.

In addition, the master servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late payment on a whole loan.

         Each master servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining hazard insurance policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of mortgagors for payment of taxes, insurance and other items required to be paid by any mortgagor pursuant to a whole loan; processing assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures or repossessions; inspecting and managing mortgaged properties under limited circumstances; and maintaining accounting records relating to the whole loans. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular whole loans under any applicable instrument of credit support. See "Description of Credit Support."

         The master servicer may agree to modify, waive or amend any term of any whole loan in a manner consistent with the servicing standard so long as the modification, waiver or amendment will not affect the amount or timing of any scheduled payments of principal or interest on the whole loan or, in its judgment, materially impair the security for the whole loan or reduce the likelihood of timely payment of amounts due on the whole loan. The master servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a whole loan if, unless otherwise provided in the related prospectus supplement, in its judgment, a material default on the whole loan has occurred or a payment default is imminent, and in its judgment, the modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the whole loan on a present value basis than would liquidation. The master servicer is required to notify the trustee in the event of any modification, waiver or amendment of any whole loan.

Sub-Servicers

         A master servicer may delegate its servicing obligations in respect of the whole loans to third-party servicers, as sub-servicers, but the master servicer will remain obligated under the related agreement. Each sub-servicing agreement between a master servicer and a sub-servicer must be consistent with the terms of the related agreement and must provide that, if for any reason the master servicer for the related series of securities is no longer acting in that capacity, the trustee or any successor master servicer may assume the master servicer's rights and obligations under the sub-servicing agreement.

         Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any sub-servicer, irrespective of whether the master servicer's compensation pursuant to the related agreement is sufficient to pay the fees. However, a sub-servicer may be entitled to a retained interest in whole loans. Each sub-servicer will be reimbursed by the master servicer for expenditures which it makes, generally to the same extent the master servicer would be reimbursed under an agreement. See "Retained Interest; Servicing Compensation and Payment of Expenses."

Realization Upon Defaulted Whole Loans

         Unless otherwise provided in the related prospectus supplement, the master servicer is required to monitor any whole loan which is in default, initiate corrective action in cooperation with the mortgagor or obligor if cure is likely, inspect the mortgaged property and take any other actions as are consistent with the servicing standard. A significant period of time may elapse before the master servicer is able to assess the success of the corrective action or the need for additional initiatives.

         Any agreement relating to a trust fund that includes whole loans may grant to the master servicer and/or the holder or holders of classes of securities a right of first refusal to purchase from the trust fund at a predetermined purchase price any whole loan as to which a specified number of scheduled payments are delinquent. Any right granted to the holder of an offered security will be described in the related prospectus supplement. The related prospectus supplement will also describe any right granted to any person if the predetermined purchase price is less than the purchase price described under "Representations and Warranties; Repurchases."

         If so specified in the related prospectus supplement, the master servicer may offer to sell any defaulted whole loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect to it, if and when the master servicer determines, consistent with the servicing standard, that a resulting sale would produce a greater recovery on a present value basis than would liquidation through foreclosure, repossession or similar proceedings. The related agreement will provide that any offering be made in a commercially reasonable manner for a specified period and that the master servicer accept the highest cash bid received from any person, including itself, an affiliate of the master servicer or any securityholder, that constitutes a fair price for the defaulted whole loan. In the absence of any bid determined in accordance with the related agreement to be fair, the master servicer shall proceed with respect to the defaulted mortgage loan. Any bid in an amount at least equal to the purchase price described under "Representations and Warranties; Repurchases" will in all cases be deemed fair.

         The master servicer, on behalf of the trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a mortgaged property securing a whole loan by operation of law or otherwise, if that action is consistent with the servicing standard and a default on the whole loan has occurred or, in the master servicer's judgment, is imminent.

         Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell the mortgaged property within three years of acquisition, unless the Internal Revenue Service grants an extension of time to sell the property, or unless the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to three years after its acquisition will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any security is outstanding. The master servicer will be required to solicit bids for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property and accept the first, and, if multiple bids are contemporaneously received, the highest, cash bid received from any person that constitutes a fair price.

         The limitations imposed by the related agreement and the REMIC provisions of the Code, if a REMIC election has been made with respect to the related trust fund, on the ownership and management of any mortgaged property acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of Mortgage Loans--Foreclosure."

         If recovery on a defaulted whole loan under any related instrument of credit support is not available, the master servicer nevertheless will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted whole loan. If the proceeds of any liquidation of the property securing the defaulted whole loan are less than the outstanding principal balance of the defaulted whole loan plus interest accrued at the mortgage rate, as applicable, plus the aggregate amount of expenses incurred by the master servicer in connection with the proceedings and which are reimbursable under the agreement, the trust fund will realize a loss in the amount of the difference. The master servicer will be entitled to withdraw or cause to be withdrawn from the collection account out of the liquidation proceeds recovered on any defaulted whole loan, before the distribution of the liquidation proceeds to securityholders, amounts representing its normal servicing compensation on the whole loan, unreimbursed servicing expenses incurred with respect to the whole loan and any unreimbursed advances of delinquent payments made with respect to the whole loan.

         If any property securing a defaulted whole loan is damaged the master servicer is not required to expend its own funds to restore the damaged property unless it determines:

          o that the restoration will increase the proceeds to securityholders on liquidation of the whole loan after reimbursement of the master servicer for its expenses and

          o that the expenses will be recoverable by it from related insurance proceeds or liquidation proceeds.

         As servicer of the whole loans, a master servicer, on behalf of itself, the trustee and the securityholders, will present claims to the obligor under each instrument of credit support, and will take reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted whole loans.

         If a master servicer or its designee recovers payments under any instrument of credit support with respect to any defaulted whole loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the collection account out of the proceeds, before the distribution of those proceeds to certificateholders, amounts representing its normal servicing compensation on the whole loan, unreimbursed servicing expenses incurred with respect to the whole loan and any unreimbursed advances of delinquent payments made with respect to the whole loan. See "Hazard Insurance Policies" and "Description of Credit Support."

Hazard Insurance Policies

         Unless otherwise specified in the related prospectus supplement, each agreement for a trust fund comprised of whole loans will require the master servicer to cause the mortgagor on each whole loan to maintain a hazard insurance policy providing for the coverage as is required under the related mortgage or, if any mortgage permits the holder of that mortgage to dictate to the mortgagor the insurance coverage to be maintained on the related mortgaged property, then the coverage as is consistent with the servicing standard. Unless otherwise specified in the related prospectus supplement, the coverage will be in general in an amount equal to the lesser of the principal balance owing on the whole loan and the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the master servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by mortgagors. All amounts collected by the master servicer under any policy will be deposited in the collection account. However, amounts to be applied to the restoration or repair of the mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures are not to be deposited in the collection account, subject to the terms and conditions of the related mortgage and mortgage note. The agreement will provide that the master servicer may satisfy its obligation to cause each mortgagor to maintain a hazard insurance policy by the master servicer's maintaining a blanket policy insuring against hazard losses on the whole loans. If the blanket policy contains a deductible clause, the master servicer will be required to deposit in the collection account all sums that would have been deposited in the collection account but for the clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the whole loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms are dictated by respective state laws, and most policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

         The hazard insurance policies covering the mortgaged properties securing the whole loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of:

          o the replacement cost of the improvements less physical depreciation and

          o the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

         Each agreement for a trust fund comprised of whole loans will require the master servicer to cause the mortgagor on each whole loan to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the related mortgage and the servicing standard, which insurance may typically include flood insurance, if the related mortgaged property was located at the time of origination in a federally designated flood area.

         Any cost incurred by the master servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of the cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. Costs may be recovered by the master servicer or sub-servicer, as the case may be, from the collection account, with interest, as provided by the agreement.

         Under the terms of the whole loans, mortgagors will generally be required to present claims to insurers under hazard insurance policies maintained on the related mortgaged properties. The master servicer, on behalf of the trustee and certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on mortgaged properties securing the whole loans. However, the ability of the master servicer to present or cause to be presented those claims is dependent upon the extent to which information in this regard is furnished to the master servicer by mortgagors.

Fidelity Bonds and Errors and Omissions Insurance

         Unless otherwise specified in the related prospectus supplement, each agreement will require that the master servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage, which may provide blanket coverage, or any combination of those forms of insurance coverage insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer. The related agreement will allow the master servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer so long as the criteria set forth in the agreement are met.

Due-on-Sale Provisions

         The whole loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the whole loan upon any sale, transfer or conveyance of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying mortgaged property and it is entitled to do so under applicable law; provided, however, that the master servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation.

Retained Interest; Servicing Compensation and Payment of Expenses

         The prospectus supplement for a series of certificates will specify whether there will be any retained interest in the assets, and, if so, the initial owner of that retained interest. If so, the retained interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related agreement. A "retained interest" in an asset represents a specified portion of the interest payable. The retained interest will be deducted from mortgagor payments as received and will not be part of the related trust fund.

         Unless otherwise specified in the related prospectus supplement, the master servicer's and a sub-servicer's primary servicing compensation with respect to a series of securities will come from the periodic payment to it of a portion of the interest payment on each asset. Since any retained interest and a master servicer's primary compensation are percentages of the principal balance of each asset, the amounts will decrease in accordance with the amortization of the assets. The prospectus supplement with respect to a series of securities evidencing interests in a trust fund that includes whole loans may provide that, as additional compensation, the master servicer or the sub-servicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from mortgagors and any interest or other income which may be earned on funds held in the collection account or any account established by a sub-servicer pursuant to the agreement.

         The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation expenses incurred in connection with its servicing and managing of the assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to securityholders, and payment of any other expenses described in the related prospectus supplement. Other expenses, including expenses relating to defaults and liquidations on the whole loans and, to the extent so provided in the related prospectus supplement, interest on those expenses at the rate specified in the prospectus supplement may be borne by the trust fund.

         If and to the extent provided in the related prospectus supplement, the master servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any due period to interest shortfalls resulting from the voluntary prepayment of any whole loans in the related trust fund during the period before their respective due dates in the prospectus supplement.

Evidence as to Compliance

         Each agreement relating to assets which include whole loans will provide that on or before a specified date in each year, beginning with the first date at least six months after the related cut-off date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by the firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers, the Audit Program for Mortgages serviced for the Federal Home Loan Mortgage Corporation or any other audit or attestation program used by the master servicer, the servicing by or on behalf of the master servicer of mortgage loans under agreements substantially similar to each other, including the related agreement, was conducted in compliance with the terms of the agreements or the program except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, or any other audit or attestation program requires it to report. In rendering its statement the firm may rely, as to matters relating to the direct servicing of mortgage loans by sub-servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC or the other audit or attestation program used by the sub-servicer, rendered within one year of the statement, of firms of independent public accountants with respect to the related sub-servicer.

         Each agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the agreement throughout the preceding calendar year or other specified twelve-month period.

         Unless otherwise provided in the related prospectus supplement, copies of the annual accountants' statement and the statements of officers will be obtainable by securityholders without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

Certain Matters Regarding a Master Servicer and the Depositor

         The master servicer, if any, or a servicer for substantially all the whole loans under each agreement will be named in the related prospectus supplement. The entity serving as master servicer, or as the servicer, may be an affiliate of the depositor and may have other normal business relationships with the depositor or the depositor's affiliates. Reference in this prospectus to the master servicer shall be deemed to be to the servicer of substantially all of the whole loans.

         Unless otherwise specified in the related prospectus supplement, the related agreement will provide that the master servicer may resign from its obligations and duties thereunder only upon a determination that its duties under the agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the master servicer so causing a conflict being of a type and nature carried on by the master servicer at the date of the agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the agreement.

         Unless otherwise specified in the related prospectus supplement, each agreement will further provide that neither any master servicer, the depositor nor any director, officer, employee, or agent of a master servicer or the depositor will be under any liability to the related trust fund or security holders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the agreement; provided, however, that neither a master servicer, the depositor nor any person will be protected against any breach of a representation, warranty or covenant made in the agreement, or against any liability specifically imposed thereby, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under the agreement or by reason of reckless disregard of obligations and duties under the agreement.

         Unless otherwise specified in the related prospectus supplement, each agreement will further provide that any master servicer, the depositor and any director, officer, employee or agent of a master servicer or the depositor will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the agreement or the securities; provided, however, that the indemnification will not extend to any loss, liability or expense:

          o specifically imposed by the agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a master servicer, the prosecution of an enforcement action in respect of any specific whole loan or whole loans, except as any loss, liability or expense shall be otherwise reimbursable pursuant to the agreement;

          o incurred in connection with any breach of a representation, warranty or covenant made in the agreement;

          o incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties under the agreement, or by reason of reckless disregard of obligations or duties;

          o incurred in connection with any violation of any state or federal securities law; or

          o imposed by any taxing authority if the loss, liability or expense is not specifically reimbursable pursuant to the terms of the related agreement.

In addition, each agreement will provide that neither any master servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the agreement and which in its opinion may involve it in any expense or liability. Any master servicer or the depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the agreement and the rights and duties of the parties and the interests of the securityholders under the agreement. In any event, the legal expenses and costs of the action and any liability resulting that action will be expenses, costs and liabilities of the securityholders, and the master servicer or the depositor, as the case may be, will be entitled to be reimbursed and to charge the collection account.

         Any person into which the master servicer or the depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or the depositor is a party, or any person succeeding to the business of the master servicer or the depositor, will be the successor of the master servicer or the depositor, as the case may be, under the related agreement.

Events of Default Under the Agreement

         Unless otherwise provided in the related prospectus supplement, events of default under the related agreement will include:

          o any failure by the master servicer to distribute or cause to be distributed to securityholders, or to remit to the trustee or indenture trustee, as applicable, for distribution to securityholders, any required payment that continues after a grace period, if any;

          o any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the agreement which continues unremedied for thirty days, or any other period specified in the related prospectus supplement, after written notice of the failure has been given to the master servicer by the trustee or the depositor, or to the master servicer, the depositor and the trustee by the holders of securities evidencing not less than 25% of the voting rights;

          o any breach of a representation or warranty made by the master servicer under the agreement which materially and adversely affects the interests of securityholders and which continues unremedied for thirty days, or any longer period specified in the related prospectus supplement, after written notice of the breach has been given to the master servicer by the trustee or the depositor, or to the master servicer, the depositor and the trustee by the holders of securities evidencing not less than 25% of the voting rights; and

          o events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

         Material variations to the events of default, other than to shorten cure periods or eliminate notice requirements, will be specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an event of default and five days after officers of the trustee become aware of the occurrence of an event, transmit by mail to the depositor and all securityholders of the applicable series notice of occurrence, unless the default shall have been cured or waived.

         The manner of determining the "voting rights" of a security or class or classes of securities will be specified in the related prospectus supplement.

Rights Upon Event of Default Under the Agreement

         So long as an event of default under an agreement remains unremedied, the depositor or the trustee may, and at the direction of holders of securities evidencing not less than 51%, or any other percentage specified in the related prospectus supplement, of the voting rights, the trustee shall, terminate all of the rights and obligations of the master servicer under the agreement and in and to the mortgage loans, other than as a securityholder or as the owner of any retained interest, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the agreement, except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make advances, and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of securities entitled to at least 51%, or any other percentage specified in the related prospectus supplement, of the voting rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the rating agency with a net worth at the time of the appointment of at least $15,000,000, or any other amount specified in the related prospectus supplement, to act as successor to the master servicer under the agreement. Pending appointment, the trustee is obligated to act in that capacity. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the agreement.

         Unless otherwise described in the related prospectus supplement, the holders of securities representing at least 66 2/3%, or any other percentage specified in the related prospectus supplement, of the voting rights allocated to the respective classes of securities affected by any event of default will be entitled to waive any event of default; provided, however, that an event of default involving a failure to distribute a required payment to securityholders described under "events of default" may be waived only by all of the securityholders. Upon any waiver of an event of default, the event of default shall cease to exist and shall be deemed to have been remedied for every purpose under the agreement.

         No securityholders will have the right under any agreement to institute any proceeding with respect to any event of default unless the holder previously has given to the trustee written notice of default and unless the holders of securities evidencing not less than 25%, or any other percentage specified in the related prospectus supplement of the voting rights have made written request upon the trustee to institute the proceeding in its own name as trustee and have offered to the trustee reasonable indemnity, and the trustee for sixty days, or any other number of days specified in the related prospectus supplement, has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any agreement or to make any investigation of matters arising under any agreement or to institute, conduct or defend any litigation under any agreement or in relation to an agreement at the request, order or direction of any of the holders of securities covered by the agreement, unless the securityholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

Amendment

         Each agreement may be amended by the parties to the agreement, without the consent of any of the holders of securities covered by the agreement:

          o    to cure any ambiguity or correct any mistake,

          o to correct, modify or supplement any provision in the agreement which may be inconsistent with any other provision in the agreement or with the related prospectus supplement,

          o to make any other provisions with respect to matters or questions arising under the agreement which are not materially inconsistent with the provisions of that agreement, or

          o to comply with any requirements imposed by the Code; provided that, in the case of the immediately preceding clause, the amendment will not, as evidenced by an opinion of counsel to the effect or a letter from the applicable rating agency that the amendment will not result in a reduction or withdrawal of its rating of the related security, adversely affect in any material respect the interests of any holder of securities covered by the agreement.

Unless otherwise specified in the related prospectus supplement, each agreement may also be amended by the depositor, the master servicer, if any, and the trustee, with the consent of the holders of securities affected thereby evidencing not less than 51%, or any other percentage specified in the related prospectus supplement, of the voting rights, for any purpose; provided, however, that unless otherwise specified in the related prospectus supplement, no amendment may:

          o reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are required to be distributed on any security without the consent of the holder of that security or

          o reduce the consent percentages described in this paragraph without the consent of the holders of all securities covered by the agreement then outstanding.

However, with respect to any series of securities as to which a REMIC election is to be made, the trustee will not consent to any amendment of the agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the related securities are outstanding.

The Trustee

         The trustee under each agreement or trust agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with the depositor and its affiliates and with any master servicer and its affiliates.

Duties of the Trustee

         The trustee will make no representations as to the validity or sufficiency of any agreement or trust agreement, the securities or any asset or related document and is not accountable for the use or application by or on behalf of any master servicer of any funds paid to the master servicer or its designee in respect of the securities or the assets, or deposited into or withdrawn from the collection account or any other account by or on behalf of the master servicer. If no event of default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related agreement or trust agreement, as applicable. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the agreement or trust agreement, as applicable.

Certain Matters Regarding the Trustee

         Unless otherwise specified in the related prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the collection account for any loss, liability or expense, including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, incurred in connection with the trustee's:

          o enforcing its rights and remedies and protecting the interests, of the securityholders during the continuance of an event of default,

          o defending or prosecuting any legal action in respect of the related agreement or series of securities,

          o being the mortgagee of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any mortgaged property acquired for the benefit of securityholders, or

          o acting or refraining from acting in good faith at the direction of the holders of the related series of securities entitled to not less than 25%, or any other percentage as is specified in the related agreement with respect to any particular matter, of the voting rights for the series; provided, however, that the indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties under the agreement, or by reason of its reckless disregard of the obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the agreement.

Resignation and Removal of the Trustee

         The trustee may at any time resign from its obligations and duties under an agreement by giving written notice of that resignation to the depositor, the master servicer, if any, and all securityholders. Upon receiving the notice of resignation, the depositor is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the trustee shall cease to be eligible to continue under the related agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if a change in the financial condition of the trustee has adversely affected or will adversely affect the rating on any class of the securities, then the depositor may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the securities of any series entitled to at least 51%, or any other percentage specified in the related prospectus supplement, of the voting rights for the series may at any time remove the trustee without cause and appoint a successor trustee.

         Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

Certain Terms of the Indenture

         Events of Default

         Unless otherwise specified in the related prospectus supplement, events of default under the indenture for each series of notes include:

          o a default for thirty (30) days, or any other number of days specified in the prospectus supplement, or more in the payment of any principal of or interest on any note of the series;

          o failure to perform any other covenant of the depositor or the trust fund in the indenture which continues for a period of sixty (60) days, or any other number of days specified in the prospectus supplement, after notice of that failure to perform is given in accordance with the procedures described in the related prospectus supplement;

          o any representation or warranty made by the depositor or the trust fund in the indenture or in any certificate or other writing delivered pursuant to that indenture or in connection with that indenture with respect to or affecting the series having been incorrect in a material respect as of the time made, and the breach is not cured within sixty (60) days, or any other number of days specified in the prospectus supplement, after notice is given in accordance with the procedures described in the related prospectus supplement;

          o events of bankruptcy, insolvency, receivership or liquidation of the depositor or the trust fund; or

          o any other event of default provided with respect to notes of that series.

         If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, either the indenture trustee or the holders of a majority of the then aggregate outstanding amount of the notes of the series may declare the principal amount, or, if the notes of that series are accrual securities, the portion of the principal amount as may be specified in the terms of that series, as provided in the related prospectus supplement, of all the notes of the series to be due and payable immediately. The declaration may, under some circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the notes of the series.

         If, following an event of default with respect to any series of notes, the notes of that series have been declared to be due and payable, the indenture trustee may, in its discretion, notwithstanding acceleration, elect to maintain possession of the collateral securing the notes of that series and to continue to apply distributions on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of that series as they would have become due if there had not been the declaration. In addition, the indenture trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, other than a default in the payment of any principal or interest on any note of the series for thirty (30) days or more, unless:

          o the holders of 100%, or any other percentage specified in the related prospectus supplement, of the then aggregate outstanding amount of the notes of the series consent to the sale,

          o the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of the series at the date of the sale or

          o the indenture trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as the payments would have become due if the notes had not been declared due and payable, and the indenture trustee obtains the consent of the holders of 66 2/3%, or any other percentage specified in the related prospectus supplement, of the then aggregate outstanding amount of the notes of the series.

         In the event that the indenture trustee liquidates the collateral in connection with an event of default involving a default for thirty (30) days, or any other number of days specified in the related prospectus supplement, or more in the payment of principal of or interest on the notes of a series, the indenture provides that the indenture trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of an event of default, the amount available for distribution to the noteholders would be less than would otherwise be the case. However, the indenture trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of an event of default.

         Unless otherwise specified in the related prospectus supplement, in the event the principal of the notes of a series is declared due and payable, as described above, the holders of any notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount less the amount of the discount which is unamortized.

         Subject to the provisions of the indenture relating to the duties of the indenture trustee, in case an event of default shall occur and be continuing with respect to a series of notes, the indenture trustee shall be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders of notes of the series, unless the holders offered to the indenture trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with the request or direction. Subject to the provisions for indemnification and limitations contained in the indenture, the holders of a majority of the then aggregate outstanding amount of the notes of the series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the indenture trustee or exercising any trust or power conferred on the indenture trustee with respect to the notes of the series, and the holders of a majority of the then aggregate outstanding amount of the notes of the series may, in some cases, waive any default, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes of the affected series.

         Discharge of the Indenture

         The indenture will be discharged with respect to a series of notes, except with respect to continuing rights specified in the indenture, upon the delivery to the indenture trustee for cancellation of all the notes of the series or, with limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of all of the notes of the series.

         In addition to the discharge with limitations, the indenture will provide that, if so specified with respect to the notes of any series, the related trust fund will be discharged from any and all obligations in respect of the notes of the series, except for obligations relating to temporary notes and exchange of notes, to register the transfer of or exchange notes of the series, to replace stolen, lost or mutilated notes of the series, to maintain paying agencies and to hold monies for payment in trust, upon the deposit with the indenture trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes of the series on the maturity date for the notes and any installment of interest on the notes in accordance with the terms of the indenture and the notes of the series. In the event of any defeasance and discharge of notes of that series, holders of notes of that series would be able to look only to the money and/or direct obligations for payment of principal and interest, if any, on their notes until maturity.

         Indenture Trustee's Annual Report

         The indenture trustee for each series of notes will be required to mail each year to all related noteholders a brief report relating to its eligibility and qualification to continue as indenture trustee under the related indenture, any amounts advanced by it under the indenture, the amount, interest rate and maturity date of indebtedness owing by the trust to the applicable indenture trustee in its individual capacity, the property and funds physically held by the indenture trustee and any action taken by it that materially affects the notes and that has not been previously reported.

         The Indenture Trustee

         The indenture trustee for a series of notes will be specified in the related prospectus supplement. The indenture trustee for any series may resign at any time, in which event the depositor will be obligated to appoint a successor trustee for the series. The depositor may also remove any indenture trustee if that indenture trustee ceases to be eligible to continue under the related indenture or if the indenture trustee becomes insolvent. In these circumstances the depositor will be obligated to appoint a successor trustee for the applicable series of notes. Any resignation or removal of the indenture trustee and appointment of a successor trustee for any series of notes does not become effective until acceptance of the appointment by the successor trustee for that series.

         The bank or trust company serving as indenture trustee may have a banking relationship with the depositor or any of its affiliates or the master servicer or any of its affiliates.

                         DESCRIPTION OF CREDIT SUPPORT

General

         For any series of securities, credit support may be provided with respect to one or more classes of those series or the related assets. Credit support may be in the form of the subordination of one or more classes of securities, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of credit support described in the related prospectus supplement, or a combination of those types of credit support. If so provided in the related prospectus supplement, any form of credit support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

         Unless otherwise provided in the related prospectus supplement for a series of securities the credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire security balance of the securities and interest on those securities. If losses or shortfalls occur that exceed the amount covered by credit support or that are not covered by credit support, securityholders will bear their allocable share of deficiencies. In addition, if a form of credit support covers more than one series of securities, creating a covered trust, holders of securities evidencing interests in any covered trusts will be subject to the risk that the credit support will be exhausted by the claims of other covered trusts before the covered trust receiving any of its intended share of the coverage.

         If credit support is provided with respect to one or more classes of securities of a series, or the related assets, the related prospectus supplement will include a description of:

          o the nature and amount of coverage under the credit support, o any conditions to payment under the credit support not otherwise described in the prospectus supplement,

          o the conditions, if any, under which the amount of coverage under the credit support may be reduced and under which the credit support may be terminated or replaced and

          o the material provisions relating to the credit support. Additionally, the related prospectus supplement will set forth information with respect to the obligor under any instrument of credit support, including

                  o   a brief description of its principal business activities,

                  o its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business,

                  o if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and

                  o its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus supplement.

See "Risk Factors--Credit Support Limitations--Risk That Credit Support Will Not Cover All Losses."

Subordinate Securities

         If so specified in the related prospectus supplement, one or more classes of securities of a series may be subordinate securities. To the extent specified in the related prospectus supplement, the rights of the holders of subordinate securities to receive distributions of principal and interest from the collection account on any distribution date will be subordinated to the rights of the holders of senior securities. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of, or may be limited to, types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of subordinate securities in a series, the circumstances in which the subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

Cross-Support Provisions

         If the assets for a series are divided into separate groups, each supporting a separate class or classes of securities of a series, credit support may be provided by cross-support provisions requiring that distributions be made on senior securities evidencing interests in one group of assets prior to distributions on subordinate securities evidencing interests in a different group of assets within the trust fund. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying the provisions.

Insurance or Guarantees

         If so provided in the prospectus supplement for a series of securities, the whole loans in the related trust fund will be covered for various default risks by insurance policies or guarantees.

Letter of Credit

         If so provided in the prospectus supplement for a series of securities, deficiencies in amounts otherwise payable on the securities or classes will be covered by one or more letters of credit, issued by a bank or financial institution specified in the prospectus supplement. Under a letter of credit, the L/C Bank will be obligated to honor draws under the letter of credit in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the assets on the related cut-off date or of the initial aggregate security balance of one or more classes of securities. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only some types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments under the letter of credit and may otherwise be reduced as described in the related prospectus supplement. The obligations of the L/C Bank under the letter of credit for each series of securities will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund.

Insurance Policies and Surety Bonds

         If so provided in the prospectus supplement for a series of securities, deficiencies in amounts otherwise payable on the securities or classes will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of securities of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement.

Reserve Funds

         If so provided in the prospectus supplement for a series of securities, deficiencies in amounts otherwise payable on the securities or classes will be covered by one or more reserve funds in which cash, a letter of credit, permitted investments, a demand note or a combination of those reserve funds will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing in the reserve funds a specified amount of the distributions received on the related assets as specified in the related prospectus supplement.

         Amounts on deposit in any reserve fund for a series, together with the reinvestment income, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection against only some types of losses and shortfalls. Following each distribution date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the securities.

         Moneys deposited in any reserve funds will be invested in permitted investments, except as otherwise specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from the investments will be credited to the related reserve fund for the series, and any loss resulting from the investments will be charged to the reserve fund. However, the income may be payable to any related master servicer or another service provider as additional compensation. The reserve fund, if any, for a series will not be a part of the trust fund unless otherwise specified in the related prospectus supplement.

         Additional information concerning any reserve fund will be set forth in the related prospectus supplement, including the initial balance of the reserve fund, the balance required to be maintained in the reserve fund, the manner in which the required balance will decrease over time, the manner of funding the reserve fund, the purposes for which funds in the reserve fund may be applied to make distributions to securityholders and use of investment earnings from the reserve fund, if any.

Credit Support With Respect to Mortgage Backed Securities

         If so provided in the prospectus supplement for a series of securities, the mortgage backed securities in the related trust fund and/or the mortgage loans underlying the mortgage backed securities may be covered by one or more of the types of credit support described in this prospectus. The related prospectus supplement will specify as to each form of credit support the information indicated above, to the extent the information is material and available.

                    CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion contains summaries, which are general in nature, of state law legal aspects of loans secured by single-family or multi-family residential properties. Because the legal aspects are governed primarily by the applicable laws of the state in which the related mortgaged property is located, which laws may differ substantially, the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the mortgage loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the Trust Funds--Assets."

General

         All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Mortgages, deeds of trust and deeds to secure debt are collectively referred to as "mortgages." Any of the types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to the instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

Types of Mortgage Instruments

         A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--a mortgagor, which is the borrower and usually the owner of the subject property, and a mortgagee, which is the lender. In contrast, a deed of trust is a three-party instrument, among a trustor, which is the equivalent of a mortgagor, a trustee to whom the mortgaged property is conveyed, and a beneficiary, which is the lender, for whose benefit the conveyance is made. As used in this prospectus, unless the context otherwise requires, "mortgagor" includes the trustor under a deed of trust and a grantor under a security deed or a deed to secure debt. Under a deed of trust, the mortgagor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. In case the mortgagor under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the mortgagor. At origination of a mortgage loan involving a land trust, the mortgagor executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, federal laws, including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

Interest In Real Property

         The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, an instrument may encumber other interests in real property, like a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by the lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of the interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, the depositor or the asset seller will make representations and warranties in the agreement with respect to any mortgage loans that are secured by an interest in a leasehold estate. The representations and warranties, if applicable, will be set forth in the prospectus supplement.

Cooperative Loans

         If specified in the prospectus supplement relating to a series of offered securities, the mortgage loans may also consist of cooperative apartment loans secured by security interests in shares issued by a cooperative housing corporation and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. A lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

         Each cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units in the cooperative. The cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the cooperative, as property mortgagor, or lessee, as the case may be, is also responsible for meeting these mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with either the construction or purchase of the cooperative's apartment building or obtaining of capital by the cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that cooperative is the landlord are generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the cooperative is unable to meet the payment obligations:

          o arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or

          o arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements.

Also, a blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the cooperative to refinance a mortgage and its consequent inability to make the final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the cooperatives's interest in the property and termination of all proprietary leases and occupancy agreement. In either event, a foreclosure by the holder of a blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender that financed the purchase by an individual tenant stockholder of cooperative shares or, in the case of the mortgage loans, the collateral securing the cooperative loans.

         The cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary lease or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing the tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights are financed through a cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related cooperative shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See "Foreclosure--Cooperatives" below.

Foreclosure

         General

         Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

         Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in limited circumstances, including strict foreclosure.

         Judicial Foreclosure

         A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Sales are made in accordance with procedures that vary from state to state.

         Equitable Limitations on Enforceability of Certain Provisions

         United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. Equitable principles are generally designed to relieve the mortgagor from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on equitable principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the mortgagor's default and the likelihood that the mortgagor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the mortgagor failed to maintain the mortgaged property adequately or the mortgagor executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a mortgagor receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the mortgagor.

         Non-Judicial Foreclosure/Power of Sale

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the mortgagor under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to the sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the mortgagor and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The mortgagor or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without acceleration, plus the expenses incurred in enforcing the obligation. In other states, the mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

         Public Sale


         A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of the property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will become obligated to pay taxes, obtain casualty insurance and to make the repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Generally, state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.


         A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and governmental liens.

         The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the mortgagor is in default. Any additional proceeds are generally payable to the mortgagor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by the holders.

         Rights of Redemption

         The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay costs of the action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

         The equity of redemption is a common-law, non-statutory, right which exists prior to completion of the foreclosure, is not waivable by the mortgagor, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held for more than three years. Unless otherwise provided in the related prospectus supplement, with respect to a series of securities for which an election is made to qualify the trust fund or part of that trust fund as a REMIC, the agreement will permit foreclosed property to be held for more than three years if the Internal Revenue Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for the additional period is permissible under the REMIC Provisions.

         Cooperative Loans

         The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's certificate of incorporation and by-laws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by the tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by the tenant-stockholder. The proprietary lease or occupancy agreement generally permit the cooperative to terminate the lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate the lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from the sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under the proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest.

         Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

         In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

         Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperatives to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

         In the case of foreclosure on a building which was converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to tenants who elected to remain in the building was so converted.

Junior Mortgages

         Some of the mortgage loans may be secured by junior mortgages or deeds of trust, which are subordinate to first or other senior mortgages or deeds of trust held by other lenders. The rights of the trust fund as the holder of a junior deed of trust or a junior mortgage are subordinate in lien and in payment to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage or the sale pursuant to the deed of trust, the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior lienholder satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See "--Foreclosure" in this prospectus.

         Furthermore, because the terms of the junior mortgage or deed of trust are subordinate to the terms of the first mortgage or deed of trust, in the event of a conflict between the terms of the first mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the first mortgage or deed of trust will generally govern. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a first mortgagee expends any sums, those sums will generally have priority over all sums due under the junior mortgage.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Statutes in some states limit the right of a beneficiary under a deed of trust or a mortgagee under a mortgage to obtain a deficiency judgment against the mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former mortgagor equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the mortgagor. In other states, the lender has the option of bringing a personal action against the mortgagor on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting the election, is that lenders will usually proceed against the security first rather than bringing a personal action against the mortgagor. Finally, other statutory provisions limit any deficiency judgment against the former mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former mortgagor as a result of low or no bids at the judicial sale.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court, provided no sale of the residence had yet occurred, prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. Courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 11 or Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

         Certain tax liens arising under the Internal Revenue Code of 1986, as amended, may in some circumstances provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases this liability may affect assignees of the mortgage loans.

         Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral, which, in the case of a cooperative loan, would be the shares of the cooperative and the related proprietary lease or occupancy agreement, was conducted in a commercially reasonable manner.

Environmental Legislation

         Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. A lien will generally have priority over all subsequent liens on the property and, in some of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and under state law in a number of states, a secured party that takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or becomes involved in the operation or management of a property so as to be deemed an "owner" or "operator" of the property may be liable for the costs of cleaning up a contaminated site. Although the costs could be substantial, it is unclear whether they would be imposed on a lender, like a trust fund, secured by residential real property. In the event that title to a mortgaged property securing a mortgage loan in a trust fund was acquired by the trust fund and cleanup costs were incurred in respect of the mortgaged property, the holders of the related series of securities might realize a loss if those costs were required to be paid by the trust fund.

Due-On-Sale Clauses

         Unless the related prospectus supplement indicates otherwise, the mortgage loans will contain due-on-sale clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the mortgagor sells, transfers or conveys the related mortgaged property. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to loans the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to limited exceptions. Due-on-sale clauses contained in mortgage loans originated by federal savings and loan associations of federal savings banks are fully enforceable pursuant to regulations of the United States Federal Home Loan Bank Board, as succeeded by the Office of Thrift Supervision, which preempt state law restrictions on the enforcement of the clauses. Similarly, "due-on-sale" clauses in mortgage loans made by national banks and federal credit unions are now fully enforceable pursuant to preemptive regulations of the Comptroller of the Currency and the National Credit Union Administration, respectively.

         The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the act, including federal savings and loan associations and federal savings banks, may not exercise a "due-on-sale" clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause. The inability to enforce a "due-on-sale" clause may result in a mortgage that bears an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may affect the average life of the mortgage loans and the number of mortgage loans which may extend to maturity.

Subordinate Financing

         Where a mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor, as junior loans often do, and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to some types of residential first mortgage loans originated by lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

         The depositor believes that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption. Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges before origination of the mortgage loans, any limitation under the state's usury law would not apply to the mortgage loans.

         In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of the state action will be eligible for inclusion in a trust fund unless:

          o the mortgage loan provides for the interest rate, discount points and charges as are permitted in the state or

          o the mortgage loan provides that the terms of that mortgage loan shall be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious and the mortgagor's counsel has rendered an opinion that the choice of law provision would be given effect.

         Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the mortgagor may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the mortgagor to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

Alternative Mortgage Instruments

         Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders have historically been subject to a variety of restrictions. The restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act. Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions; and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of the provisions. Certain states have taken the action.

Soldiers' and Sailors' Civil Relief Act of 1940


         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, a mortgagor who enters military service after the origination of the mortgagor's mortgage loan, including a mortgagor who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on some of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the mortgagor's period of active duty status, and, under limited circumstances, during an additional three month period after the active duty. Thus, in the event that a mortgage loan goes into default, there may be delays and losses occasioned thereby.


Forfeitures in Drug and RICO Proceedings

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations statute can be seized by the government if the property was used in, or purchased with the proceeds of, those crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that:

          o its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or

          o the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates represents the opinion of Brown & Wood LLP, counsel to the depositor, as of the date of this prospectus. This summary is based on the Internal Revenue Code of 1986, as amended, laws, regulations, including the REMIC regulations promulgated by the Treasury Department, rulings and decisions now in effect or, with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in Securities applicable to all categories of investors, some of which, including, but not limited to, banks and insurance companies, may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of securities.

         The term "U.S. person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any state or the District of Columbia, other than a partnership that is not treated as a United States person under any applicable Treasury regulations, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, some trusts in existence on August 20, 1996 and treated as United States persons prior to the date that elect to continue to be treated as United states persons shall be considered U.S. persons as well.

General

         The federal income tax consequences to securityholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of securities as a REMIC under the Code. The prospectus supplement for each series of securities will specify whether a REMIC election will be made.

Grantor Trust Funds

         If the related prospectus supplement indicates that the trust fund will be treated as a grantor trust, then Brown & Wood LLP will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that each trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets.

         Single Class of Grantor Trust Certificates

         Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage assets in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage asset because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

         Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, original issue discount, or "OID", if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund. grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent the expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount, which amount will be adjusted for inflation, will be reduced by the lesser of:

          o 3% of the excess of adjusted gross income over the applicable amount and

          o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

A grantor trust certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the master servicer. A grantor trust certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the master servicer, whichever is earlier. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer, or any person to whom the master servicer assigned for value all or a portion of the servicing fees, in a portion of the interest payments on the mortgage assets. The mortgage assets would then be subject to the "coupon stripping" rules of the Code discussed below.

         Unless otherwise specified in the related prospectus supplement, as to each Series of certificates evidencing an interest in a trust fund comprised of mortgage loans, Brown & Wood LLP will have advised the depositor that:

          o a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) representing principal and interest payments on mortgage assets will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage assets represented by that grantor trust certificate are of a type described in the Code section;

          o a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage assets will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest income on the mortgage assets will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage assets represented by that grantor trust certificate are of a type described in the Code section; and

          o a grantor trust certificate owned by a REMIC will represent "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

         The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

         Stripped Bonds and Coupons. Certain trust funds may consist of government securities which constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, those assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having OID based on the purchase price and the stated redemption price at maturity of each security. Accordingly, grantor trust certificateholders would be required to include in income their pro rata share of the OID on each government security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during that year.

         Buydown Loans. The assets constituting trust funds may include buydown loans. The characterization of any investment in buydown loans will depend upon the precise terms of the related buydown agreement, but to the extent that the buydown loans are secured in part by a bank account or other personal property, they may not be treated in their entirety as assets described in the sections of the Code. There are no directly applicable precedents with respect to the federal income tax treatment or the characterization of investments in buydown loans. Accordingly, grantor trust certificateholders should consult their own tax advisors with respect to the characterization of investments in grantor trust certificates representing an interest in a trust fund that includes buydown loans.


         Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage asset based on each mortgage asset's relative fair market value, so that the holder's undivided interest in each mortgage asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage assets at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage assets were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on the mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on the grantor trust certificate. The basis for the grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable Prepayment Assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder acquires during the year of the election or after the year of election.


         If a premium is not subject to amortization using a reasonable Prepayment Assumption, the holder of a grantor trust certificate acquired at a premium should recognize a loss if a mortgage loan, or an underlying mortgage loan with respect to a mortgage asset, prepays in full, equal to the difference between the portion of the prepaid principal amount of the mortgage loan, or underlying mortgage loan, that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to the mortgage loan, or underlying mortgage loan. If a reasonable Prepayment Assumption is used to amortize the premium, it appears that a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         On December 30, 1997 the IRS issued amortizable bond premium regulations dealing with amortizable bond premiums. These regulations specifically do not apply to prepayable debt instruments subject to Code
Section 1272(a)(6) like the certificates. Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. Prospective certificateholders should consult their tax advisors regarding the possible application of the amortizable bond premium regulations.

         Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the special rules of the Code relating to OID, currently Code Sections 1271 through 1273 and 1275, and Treasury regulations issued on January 27, 1994, as amended on June 11, 1996, will be applicable to a grantor trust certificateholder's interest in those mortgage assets meeting the conditions necessary for these Sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors, other than individuals, originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple Classes of Grantor Trust Certificates--Accrual of Original Issue Discount" below.

         Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage assets may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in a mortgage asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage asset allocable to the holder's undivided interest over the holder's tax basis in the interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25% of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

         The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of:

          o    the total remaining market discount and

          o a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of:

          o    the total remaining market discount and

          o a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, like grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing the instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.


         A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred above applies. Any deferred interest expense would not exceed the market discount that accrues during the taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If the holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by the holder in that taxable year or after that taxable year, the interest deferral rule described above will not apply.

         Election to Treat All Interest as OID. The OID regulations permit a certificateholder to elect to accrue all interest, discount, including de minimis market or original issue discount, and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4, 1994. If an election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the certificateholder acquires during the year of the election or after the year of election. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See "--Regular Certificates--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable.


         Multiple Classes of Grantor Trust Certificates

         o    Stripped Bonds and Stripped Coupons

         Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that the stripped interest is created. If a trust fund is created with two classes of grantor trust certificates, the stripped bond certificates may represent the right to principal and interest, or principal only, on all or a portion of the mortgage assets, while the stripped coupon certificates second may represent the right to some or all of the interest on that portion.

         Excess servicing fees, which are servicing fees in excess of reasonable servicing fees, will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points , i.e., 1% interest on the mortgage asset principal balance, or the certificates are initially sold with a de minimis discount, assuming no Prepayment Assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a mortgage asset by mortgage asset basis, which could result in some mortgage assets being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and "Multiple Classes of Grantor Trust Certificates --Stripped Bonds and Stripped Coupons" in this prospectus.

         Although not entirely clear, a stripped bond certificate generally should be treated as an in interest in mortgage assets issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage asset is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of the a certificate will be required to accrue the discount under the OID rules of the Code. See "--Non-REMIC Certificates" and "--Single Class of Grantor Trust Certificates--Original Issue Discount" in this prospectus. However, a purchaser of a Stripped Bond certificate will be required to account for any discount on the mortgage assets as market discount rather than OID if either:

          o the amount of OID with respect to the mortgage assets is treated as zero under the OID de minimis rule when the certificate was stripped or

          o no more than 100 basis points, including any amount of servicing fees in excess of reasonable servicing fees, is stripped off of the trust fund's mortgage assets.

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of stripped bond certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

         The precise tax treatment of stripped coupon certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage asset. However, based on the recent IRS guidance, it appears that all payments from a mortgage asset underlying a stripped coupon certificate should be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage asset would be included in the mortgage asset's stated redemption price at maturity for purposes of calculating income on the certificate under the OID rules of the Code.

         It is unclear under what circumstances, if any, the prepayment of mortgage assets will give rise to a loss to the holder of a stripped bond certificate purchased at a premium or a stripped coupon certificate. If the certificate is treated as a single instrument, rather than an interest in discrete mortgage loans, and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate faster than the assumed prepayment rate. However, if the certificate is treated as an interest in discrete mortgage assets, or if no Prepayment Assumption is used, then when a mortgage asset is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage asset.

         Holders of stripped bond certificates and stripped coupon certificates are urged to consult with their own tax advisors regarding the proper treatment of these certificates for federal income tax purposes.

         Treatment of Certain Owners. Several Code sections provide beneficial treatment to taxpayers that invest in mortgage assets of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage assets. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether the characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, based on policy considerations, each class of grantor trust certificates, unless otherwise specified in the related prospectus supplement, should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A) and "loans . . . secured by, an interest in real property which is
 . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the underlying mortgage assets and interest on the mortgage assets qualify for the treatment. Prospective purchasers to which the characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom. grantor trust certificates will be "obligation[s] . . . which [are] principally secured, directly or indirectly, by an interest in real property" within the meaning of Code Section 860G(a)(3).

          o Grantor Trust Certificates Representing Interests in Loans Other Than ARM Loans

         The OID rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage assets as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of OID in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors, other than individuals, originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, the OID could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under some circumstances, by the presence of "teaser" rates on the mortgage assets. OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to the income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage assets other than mortgage assets with interest rates that adjust periodically likely will be computed as described under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986. The OID Regulations generally are effective for debt instruments issued on or after April 4, 1994, but may be relied upon as authority with respect to debt instruments, like grantor trust certificates, issued after December 21, 1992. Alternatively, proposed Treasury regulations issued December 21, 1992 may be treated as authority for debt instruments issued after December 21, 1992 and prior to April 4, 1994, and proposed Treasury regulations issued in 1986 and 1991 may be treated as authority for instruments issued before December 21, 1992. In applying these dates, the issued date of the mortgage assets should be used, or, in the case of stripped bond certificates or stripped coupon certificates, the date the certificates are acquired. The holder of a certificate should be aware, however, that neither the proposed OID Regulations nor the OID Regulations adequately address issues relevant to prepayable securities.

         Under the Code, the mortgage assets underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of the mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage asset is generally the amount lent to the mortgagee, which may be adjusted to take into account loan origination fees. The stated redemption price at maturity of a mortgage asset is the sum of all payments to be made on the mortgage asset other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described under "--Accrual of Original Issue Discount," will, unless otherwise specified in the related prospectus supplement, utilize the original yield to maturity of the grantor trust certificate calculated based on a reasonable Prepayment Assumption rate for the mortgage loans underlying the grantor trust certificates, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. The legislative history of the 1986 Act provides, however, that the regulations will require that the Prepayment Assumption be the Prepayment Assumption that is used in determining the offering price of the certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate. The Prepayment Assumption contained in the Code literally only applies to debt instruments collateralized by other debt instruments that are subject to prepayment rather than direct ownership interests in the debt instruments, like the certificates represent. However, no other legal authority provides guidance with regard to the proper method for accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the master servicer intends to calculate and report OID under the method described below.

         Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or the other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the distribution dates on the grantor trust certificates, or the day prior to each the date. This will be done, in the case of each full month accrual period, by:

          o    adding

               o the present value at the end of the accrual period, determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment Assumption, of all remaining payments to be received under the Prepayment Assumption on the respective component and

               o any payments included in the state redemption price at maturity received during the accrual period, and

          o subtracting from that total the "adjusted issue price" of the respective component at the beginning of the accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during the accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under any reasonable method.

         OID generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of OID includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued OID, less prior payments of principal. Accordingly, if the mortgage assets acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the mortgage asset, no OID attributable to the difference between the issue price and the original principal amount of the mortgage asset , like points, will be includible by the holder. Other OID on the mortgage assets, including that arising from a "teaser" rate, would still need to be accrued.

          o    Grantor Trust Certificates Representing Interests in ARM Loans

         The OID regulations do not address the treatment of instruments, like the grantor trust certificates, which represent interests in ARM loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to the instruments. In the absence of any authority, the master servicer will report OID on grantor trust certificates attributable to ARM loans, under stripped ARM obligations, to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than ARM Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a stripped ARM obligation in advance of the receipt of cash attributable to the income. Further, the addition of deferred interest, which is interest deferred by reason of negative amortization, to the principal balance of an ARM loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of deferred interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of the grantor trust certificates.

         Because the treatment of stripped ARM obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to the certificates.

         Sale or Exchange of a Grantor Trust Certificate

         Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. The adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, and will be long-term or short-term depending on whether the grantor trust certificate has been owned for the long-term capital gain holding period, generally more than one year. Long-term capital gains of non-corporate taxpayers are subject to reduced maximum rates while short-term capital gains are taxable at ordinary rates. The use of capital losses is subject to limitations.

         Prospective investors should consult their own tax advisors concerning the treatment of capital gains.

         Grantor Trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which the section applies will be treated as ordinary income or loss.

         Non-U.S. Persons

         Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage assets that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to:

          o    an owner that is not a U.S. Person or

          o a grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person will be subject to federal income tax, collected by withholding, at a rate of 30% or the lower rate as may be provided for interest by an applicable tax treaty.

Accrued OID recognized by the owner on the sale or exchange of a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, the payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage assets issued after July 18, 1984, by natural persons if the grantor trust certificateholder complies with identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. Additional restrictions apply to mortgage assets of where the mortgagor is not a natural person in order to qualify for the exemption from withholding.

         Information Reporting and Backup Withholding

         The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during the year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that the person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

New Withholding Regulations

         On October 6, 1997, the Treasury Department issued new regulations which modify the withholding, backup withholding and information reporting rules described above. The new regulations attempt to unify certification requirements and modify reliance standards. The new regulations will generally be effective for payments made after December 31, 1999, subject to transition rules. Prospective investors are urged to consult their own tax advisors regarding the new regulations.

REMICs


         The trust fund relating to a series of certificates may elect to be treated as a REMIC. Qualification as a REMIC requires ongoing compliance with specified conditions. Although a REMIC is not generally subject to federal income tax, notwithstanding "--Taxation of Owners of REMIC Residual Certificates" and "--Prohibited Transactions" below, if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the Residual Interests in a REMIC as described under "Taxation of Owners of REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and after that year. In that event, the entity may be taxable as a separate corporation, and the related REMIC certificates may not be accorded the status or given the tax treatment described below. While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, no regulations have been issued. Any relief, moreover, may be accompanied by sanctions, like the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for the status are not satisfied. With respect to each trust fund that elects REMIC status, Brown & Wood LLP will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related pooling and servicing agreement, the trust fund will qualify as a REMIC, and the related REMIC regular certificates will be considered to be Regular Interests, or a sole class of Residual Interests, called the REMIC residual certificates, in the REMIC. The related prospectus supplement for each series of certificates will indicate whether the trust fund will make a REMIC election and whether a class of certificates will be treated as a regular or Residual Interest in the REMIC.


          In general, with respect to each series of certificates for which a REMIC election is made,

          o the certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section 7701(a)(19)(C);

          o the certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code
               Section 856(c)(4)(A); and

          o interest on the certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

If less than 95% of the REMIC's assets are assets qualifying under any of the Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets. In addition, payments on mortgage assets held pending distribution on the REMIC certificates will be considered to be real estate assets for purposes of Code Section 856(c). The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code
Section 593(d) to any taxable year beginning after December 31, 1995.

         In some instances the mortgage assets may not be treated entirely as assets described in the Code. See, in this regard, the discussion of buydown loans contained in "--Non-REMIC Certificates--Single Class of Grantor Trust Certificates" above. REMIC certificates held by a real estate investment trust will not constitute "government securities" within the meaning of Code Section 856(c)(4)(A), and REMIC certificates held by a regulated investment company will not constitute "government securities" within the meaning of Code Section 851(b)(4)(A)(ii). REMIC certificates held by financial institutions will constitute "evidences of indebtedness" within the meaning of Code Section 582(c)(1).

         A "qualified mortgage" for REMIC purposes is any obligation, including certificates of participation in an obligation, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or Residual Interests in the REMIC. The REMIC Regulations provide that manufactured housing or mobile homes, not including recreational vehicles, campers or similar vehicles, that are "single family residences" under Code Section 25(e)(10) will qualify as real property without regard to state law classifications. Under Code Section 25(e)(10), a single family residence includes any manufactured home that has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and that is of a kind customarily used at a fixed location.

         Tiered REMIC Structures. For some series of certificates, two separate elections may be made to treat designated portions of the related trust fund as REMICs, respectively, the subsidiary REMIC and the master REMIC, for federal income tax purposes. Upon the issuance of any series of certificates, Brown & Wood LLP, counsel to the depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related agreement, the master REMIC as well as any subsidiary REMIC will each qualify as a REMIC, and the REMIC certificates issued by the master REMIC and the subsidiary REMIC, respectively, will be considered to evidence ownership of REMIC regular certificates or REMIC residual certificates in the related REMIC within the meaning of the REMIC provisions.

         Only REMIC certificates, other than the Residual Interest in the subsidiary REMIC, issued by the master REMIC will be offered hereunder. The subsidiary REMIC and the master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC certificates will be:

          o "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code;

          o "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code; and

          o    whether the income on the certificates is interest described in
               Section 856(c)(3)(B) of the Code.

         Taxation of Owners of REMIC Regular Certificates

         General. Except as otherwise stated in this discussion, REMIC regular certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC regular certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC regular certificates under an accrual method.

         Original Issue Discount and Premium. The REMIC regular certificates may be issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC regular certificate and its "issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986. Holders of REMIC regular certificates should be aware, however, that the OID Regulations do not adequately address issues relevant to prepayable securities, like the REMIC regular certificates.

         Rules governing OID are set forth in Code Sections 1271 through 1273 and 1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC regular certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the Prepayment Assumption that is used in determining the initial offering price of the REMIC regular certificates. The prospectus supplement for each series of REMIC regular certificates will specify the Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC regular certificates will prepay at the Prepayment Assumption or at any other rate.

         In general, each REMIC regular certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its "stated redemption price at maturity" over its "issue price." The issue price of a REMIC regular certificate is the first price at which a substantial amount of REMIC regular certificates of that class are first sold to the public, excluding bond houses, brokers, underwriters or wholesalers. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the date of their initial issuance, or the closing date, the issue price for the class will be treated as the fair market value of the class on the closing date. The issue price of a REMIC regular certificate also includes the amount paid by an initial certificateholder for accrued interest that relates to a period prior to the issue date of the REMIC regular certificate. The stated redemption price at maturity of a REMIC regular certificate includes the original principal amount of the REMIC regular certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate, provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC regular certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on REMIC regular certificates with respect to which deferred interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the REMIC regular certificates includes all distributions of interest as well as principal.

         Where the interval between the issue date and the first distribution date on a REMIC regular certificate is longer than the interval between subsequent distribution dates, the greater of any OID, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below. The OID regulations suggest that all interest on a long first period REMIC regular certificate that is issued with non-de minimis OID, as determined under the rule, will be treated as OID. Where the interval between the issue date and the first distribution date on a REMIC regular certificate is shorter than the interval between subsequent distribution dates, interest due on the first distribution date in excess of the amount that accrued during the first period would be added to the certificates stated redemption price at maturity. REMIC regular certificateholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC regular certificate.

         Under the de minimis rule, OID on a REMIC regular certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC regular certificate multiplied by the weighted average maturity of the REMIC regular certificate. For this purpose, the weighted average maturity of the REMIC regular certificate is computed as the sum of the amounts determined by multiplying the number of full years, including rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC regular certificate and the denominator of which is the stated redemption price at maturity of the REMIC regular certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment Assumption. The Prepayment Assumption with respect to a series of REMIC regular certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the REMIC regular certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

         The prospectus supplement with respect to a trust fund may provide for super-premium certificates, which are REMIC regular certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances. The income tax treatment of the REMIC regular certificates is not entirely clear. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of the REMIC regular certificates is the sum of all payments to be made on the REMIC regular certificates determined under the Prepayment Assumption, with the result that the REMIC regular certificates would be issued with OID. The calculation of income in this manner could result in negative OID, which delays future accruals of OID rather than being immediately deductible, when prepayments on the mortgage assets exceed those estimated under the Prepayment Assumption. The IRS might contend, however, that proposed contingent payment rules contained in regulations issued on December 15, 1994, with respect to OID, should apply to the certificates. Although the rules are not applicable to instruments governed by Code Section 1272(a)(6), they represent the only guidance regarding the current views of the IRS with respect to contingent payment instruments. In the alternative, the IRS could assert that the stated redemption price at maturity of the REMIC regular certificates should be limited to their principal amount, subject to the discussion below under "--Accrued Interest Certificates," so that the REMIC regular certificates would be considered for federal income tax purposes to be issued at a premium. If a position were to prevail, the rules described below under "--Taxation of Owners of REMIC Regular Certificates--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a super-premium certificate. It is possible that a holder of a super-premium certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to the super-premium certificate.

         Under the REMIC Regulations, if the issue price of a REMIC regular certificate, other than REMIC regular certificate based on a notional amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, the REMIC regular certificate generally should not be treated as a super-premium certificate and the rules described below under "--REMIC Regular Certificates --Premium" should apply. However, it is possible that holders of REMIC regular certificates issued at a premium, even if the premium is less than 25% of the certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize the premium.

         Generally, a REMIC regular certificateholder must include in gross income the "daily portions," as determined below, of the OID that accrues on a REMIC regular certificate for each day a certificateholder holds the REMIC regular certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, a calculation will be made of the portion of the OID that accrues during each successive period that ends on the day in the calendar year corresponding to a distribution date, or if distribution dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period, or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by:

          o    adding

               o the present value at the end of the accrual period, determined by using as a discount factor the original yield to maturity of the REMIC regular certificates as calculated under the Prepayment Assumption, of all remaining payments to be received on the REMIC regular certificates under the Prepayment Assumption and

               o any payments included in the stated redemption price at maturity received during the accrual period, and

          o subtracting from that total the adjusted issue price of the REMIC regular certificates at the beginning of the accrual period.

         The adjusted issue price of a REMIC regular certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC regular certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease, but never below zero, in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the daily portions of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC regular certificate issued with OID who purchases the REMIC regular certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC regular certificate. In computing the daily portions of OID for a purchaser , as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for the day, which is to be computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by the holder for that REMIC regular certificate exceeds the following amount:

          o the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC regular certificateholder, who purchased the REMIC regular certificate at its issue price, less

          o any prior payments included in the stated redemption price at maturity,

and the denominator of which is the sum of the daily portions for that REMIC regular certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption. A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

          Variable Rate REMIC Regular Certificates. REMIC regular certificates may provide for interest based on a variable rate. interest based on a variable rate will constitute qualified stated interest and not contingent interest if, generally,

          o    the interest is unconditionally payable at least annually,

          o the issue price of the debt instrument does not exceed the total noncontingent principal payments, and

          o interest is based on a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC regular certificate.

         The amount of OID with respect to a REMIC regular certificate bearing a variable rate of interest will accrue in the manner described above under "--Original Issue Discount and Premium" by assuming generally that the index used for the variable rate will remain fixed throughout the term of the certificate. Appropriate adjustments are made for the actual variable rate.

         Although unclear at present, the depositor intends to treat interest on a REMIC regular certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In any case, the weighted average rate used to compute the initial pass-through rate on the REMIC regular certificates will be deemed to be the index in effect through the life of the REMIC regular certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC regular certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. The treatment may effect the timing of income accruals on the REMIC regular certificates.


         Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount, including de minimis market or original issue discount, and premium in income as interest, based on a constant yield method. If an election were to be made with respect to a REMIC regular certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the certificateholder acquires during the year of the election and after the election year. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See "--REMIC Regular Certificates--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable.


          Market Discount. A purchaser of a REMIC regular certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278. Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of

          o the REMIC regular certificate's stated principal amount or, in the case of a REMIC regular certificate with OID, the adjusted issue price, which is determined for this purpose as if the purchaser had purchased the REMIC regular certificate from an original holder, over

          o the price for the REMIC regular certificate paid by the purchaser.

A certificateholder that purchases a REMIC regular certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in the certificate's stated redemption price at maturity. In particular, under Section 1276 of the Code a holder generally will be required to allocate each distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

         Market discount with respect to a REMIC regular certificate will be considered to be zero if the amount allocable to the REMIC regular certificate is less than 0.25% of the REMIC regular certificate's stated redemption price at maturity multiplied by the REMIC regular certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC regular certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the REMIC regular certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

         The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until the time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For REMIC regular certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of:

          o    the total remaining market discount and

          o a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC regular certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of:

          o    the total remaining market discount and

          o a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments, like the REMIC regular certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing the instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.


         A holder who acquired a REMIC regular certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If the holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by the holder in that taxable year or after that taxable year, the interest deferral rule described above will not apply.

         Premium. A purchaser of a REMIC regular certificate that purchases the REMIC regular certificate at a cost, not including accrued qualified stated interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC regular certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder acquires during the year of the election or after the year of election. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC regular certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC regular certificates without regard to whether the certificates have OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on the REMIC regular certificates and will be applied as an offset against the interest payment. On December 30, 1997, the IRS issued final amortizable bond premium regulations dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code section 1272(a)(6). Absent further guidance from the IRS the trust intends to account for amortizable bond premium in the manner described above. certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any bond premium.


         Deferred Interest. Certain classes of REMIC regular certificates may provide for the accrual of deferred interest with respect to one or more ARM loans. Any deferred interest that accrues with respect to a class of REMIC regular certificates will constitute income to the holders of those certificates prior to the time distributions of cash with respect to the deferred interest are made. It is unclear, under the OID Regulations, whether any of the interest on the certificates will constitute qualified stated interest or whether all or a portion of the interest payable on the certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate the inclusion. Interest on REMIC regular certificates must in any event be accounted for under an accrual method by the holders of those certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on the REMIC regular certificates.

         Effects of Defaults and Delinquencies. Series of certificates may contain one or more classes of subordinated certificates, and in the event there are defaults or delinquencies on the mortgage assets, amounts that would otherwise be distributed on the subordinated certificates may instead be distributed on the senior certificates. Subordinated certificateholders nevertheless will be required to report income with respect to the certificates under an accrual method without giving effect to delays and reductions in distributions on the subordinated certificates attributable to defaults and delinquencies on the mortgage assets, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a subordinated certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss, or will be allowed to report a lesser amount of income, to the extent that the aggregate amount of distributions on the subordinated certificate is reduced as a result of defaults and delinquencies on the mortgage assets. Timing and characterization of the losses is discussed in "--REMIC Regular Certificates--Treatment of Realized Losses" below.

         Sale, Exchange or Redemption. If a REMIC regular certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC regular certificate. The adjusted basis generally will equal the cost of the REMIC regular certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC regular certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC regular certificate will recognize gain equal to the excess, if any, of the amount of the payment over the holder's adjusted basis in the REMIC regular certificate. A REMIC regular certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC regular certificate will generally recognize a loss. Except as provided in the following paragraph and as provided under "--Market Discount" above, any gain or loss will be capital gain or loss, provided that the REMIC regular certificate is held as a "capital asset," generally, property held for investment, within the meaning of Code Section 1221.

         The gain or loss generally will be long-term capital gain or loss if the note were held for more than one year. Long-term capital gains of non-corporate taxpayers are subject to reduced maximum rates while short-term capital gains are taxable at ordinary rates. The use of capital losses is subject to limitations. Prospective investors should consult their own tax advisors concerning the treatment of capital gains.

         Gain from the sale or other disposition of a REMIC regular certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of:

          o the amount that would have been includible in the holder's income with respect to the REMIC regular certificate had income accrued at a rate equal to 110% of the AFR as defined in Code
               Section 1274(d) determined as of the date of purchase of the REMIC regular certificate, over

          o    the amount actually includible in the holder's income.

         The certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC regular certificate by a bank or a thrift institution to which the section applies will be ordinary income or loss.

         The REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC regular certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only require information pertaining to the appropriate proportionate method of accruing market discount.

         Accrued Interest Certificates. Certain of the REMIC regular certificates, or payment lag certificates, may provide for payments of interest based on a period that corresponds to the interval between distribution dates but that ends prior to each distribution date. The period between the closing date for payment lag certificates and their first distribution date may or may not exceed the interval. Purchasers of payment lag certificates for which the period between the closing date and the first distribution date does not exceed the interval could pay upon purchase of the REMIC regular certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the distribution date were interest accrued from distribution date to distribution date. If a portion of the initial purchase price of a REMIC regular certificate is allocable to pre-issuance interest, which is interest that has accrued prior to the issue date, and the REMIC regular certificate provides for a payment of stated interest on the first payment date, and the first payment date is within one year of the issue date, that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC regular certificates' issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC regular certificate. However, it is unclear under this method how the OID Regulations treat interest on payment lag certificates. Therefore, in the case of a payment lag certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first distribution date as interest to the extent the payments represent interest for the number of days that the certificateholder has held the payment lag certificate during the first accrual period.

         Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of payment lag certificates.

         Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC regular certificateholders that are "pass-through interest holders." Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC regular certificates. See "Pass-Through of Non-Interest Expenses of the REMIC" under "Taxation of Owners of REMIC Residual Certificates" below.

         Treatment of Realized Losses. Although not entirely clear, it appears that holders of REMIC regular certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any certificates becoming wholly worthless. Although the matter is not entirely clear, non-corporate holders of certificates may be allowed a bad debt deduction at the time that the principal balance of any the certificate is reduced to reflect realized losses resulting from any liquidated mortgage assets. The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect realized losses only after all mortgage assets remaining in the related trust fund have been liquidated or the certificates of the related series have been otherwise retired. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to the certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

          Non-U.S. Persons. Generally, payments of interest, including any payment with respect to accrued OID, on the REMIC regular certificates to a REMIC regular certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

          o the REMIC regular certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the Issuer;

          o the REMIC regular certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the Issuer; and

          o the REMIC regular certificateholder complies with identification requirements, including delivery of a statement, signed by the REMIC regular certificateholder under penalties of perjury, certifying that the REMIC regular certificateholder is a foreign person and providing the name and address of the REMIC regular certificateholder.

If a REMIC regular certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty.

         Further, a REMIC regular certificate will not be included in the estate of a non-resident alien individual and will not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

         REMIC regular certificateholders who are not U.S. Persons and persons related to the holders should not acquire any REMIC residual certificates, and holders of REMIC residual certificates and persons related to REMIC residual certificateholders should not acquire any REMIC regular certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

         Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC regular certificateholder at any time during the year, information as may be deemed necessary or desirable to assist REMIC regular certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC regular certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that the person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

         New Withholding Regulations. On October 6, 1997, the Treasury Department issued new regulations which modify the withholding, backup withholding and information reporting rules described above. The new regulations attempt to unify certification requirements and modify reliance standards. The new regulations will generally be effective for payments made after December 31, 1999, subject to transition rules. Prospective investors are urged to consult their own tax advisors regarding the new regulations.

         Taxation of Owners of REMIC Residual Certificates

         Allocation of the Income of the REMIC to the REMIC Residual Certificates. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions as well as other transactions. See "--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC residual certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC residual certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. A holder's share of the taxable income of the REMIC for each day will be based on the portion of the outstanding REMIC residual certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC residual certificates without regard to the timing or amounts of cash distributions by the REMIC. ordinary income derived from REMIC residual certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses." As Residual Interests, the REMIC residual certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC residual certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the REMIC.

         A REMIC residual certificateholder may be required to include taxable income from the REMIC residual certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on Regular Interests, which is, a fast-pay, slow-pay structure, may generate phantom income, which is a mismatching of income and cash distributions. This mismatching may be caused by the use of required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage assets and other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC residual certificate to a REMIC residual certificateholder. Investors should consult their own tax advisors concerning the federal income tax treatment of a REMIC residual certificate and the impact of the tax treatment on the after-tax yield of a REMIC residual certificate.

         A subsequent REMIC residual certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC residual certificateholder owns the REMIC residual certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC residual certificateholder, as described above. The legislative history indicates that adjustments may be appropriate to reduce, or increase, the income of a subsequent holder of a REMIC residual certificate that purchased the REMIC residual certificate at a price greater than, or less than, the adjusted basis the REMIC residual certificate would have in the hands of an original REMIC residual certificateholder. See "--Sale or Exchange of REMIC Residual Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC regulations do not provide for any adjustments.

         Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of the income from the mortgage assets and the REMIC's other assets and the deductions allowed to the REMIC for interest and OID on the REMIC regular certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the REMIC," other expenses. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

          o the limitations on deductibility of investment interest expense and expenses for the production of income do not apply,

          o    all bad loans will be deductible as business bad debts, and

          o the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC regular certificates. note that the timing of cancellation of indebtedness income recognized by REMIC residual certificateholders resulting from defaults and delinquencies on mortgage assets may differ from the time of the actual loss on the mortgage asset. The REMIC's deductions include interest and original issue discount expense on the REMIC regular certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC residual certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

         For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC regular certificates and the REMIC residual certificates, or, if a class of certificates is not sold initially, its fair market value. Aggregate basis will be allocated among the mortgage assets and other assets of the REMIC in proportion to their respective fair market value. A mortgage asset will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis is less than or greater than its principal balance, respectively. Any discount, whether market discount or OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC regular certificates. The REMIC expects to elect under Code
Section 171 to amortize any premium on the mortgage assets. Premium on any mortgage asset to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage asset would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to a mortgage loan would be allocated among the principal payments on the mortgage loan and would be deductible by the REMIC as those payments become due.

         The REMIC will be allowed a deduction for interest and OID on the REMIC regular certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC regular certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described in the prospectus supplement will not apply.

         A REMIC residual certificateholder will not be permitted to amortize the cost of the REMIC residual certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC residual certificates will be added to the issue price of the REMIC regular certificates in determining the REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC residual certificate to reflect any difference between the actual cost of the REMIC residual certificate to the holder and the adjusted basis the REMIC residual certificate would have in the hands of an original REMIC residual certificateholder, see "--Allocation of the Income of the REMIC to the REMIC Residual Certificates" above.

         Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. Net loss would be allocated among the REMIC residual certificateholders in the same manner as the REMIC's taxable income. The net loss allocable to any REMIC residual certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC residual certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the REMIC Residual certificateholder to offset its share of the REMIC's taxable income in future periods, but not otherwise. The ability of REMIC residual certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

          Mark to Market Rules. A residual certificate acquired after January 3, 1995 cannot be marked to market.

         Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the REMIC residual certificates. In the case of a "single class REMIC," however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC regular certificateholders and the REMIC residual certificateholders on a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

          o would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

          o is similar to a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC residual certificates in their entirety and not to holders of the related REMIC regular certificates.

         In the case of individuals, or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC regular certificate or a REMIC residual certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, like a partnership, an S corporation or a grantor trust, the expenses will be deductible under Code
Section 67 only to the extent that the expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of the individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount, which is the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount, will be reduced by the lesser of:

          o 3% of the excess of the individual's adjusted gross income over the applicable amount or

          o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

The amount of additional taxable income recognized by REMIC residual certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining the holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS the holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and pass-through entities, but does not include real estate investment trusts. REMIC residual certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC residual certificates.

         Excess Inclusions. A portion of the income on a REMIC residual certificate, which is referred to in the Code as an "excess inclusion," for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

          o may not, notwithstanding any other provisions in this prospectus, be offset by any unrelated losses, deductions or loss carryovers of a REMIC residual certificateholder;

          o will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC residual certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, refer to "--Tax-Exempt Investors" below; and

          o is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual certificateholder that is a foreign investor. See "--Non-U.S. Persons" below.

An exception to the excess inclusion rules that applied to thrifts holding residuals was repealed by the Small Business Tax Act of 1996.

         Except as discussed in the following paragraph, with respect to any REMIC residual certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of:

          o the income of the REMIC residual certificateholder for that calendar quarter from its REMIC residual certificate over:

          o the sum of the "daily accruals," as defined below, for all days during the calendar quarter on which the REMIC residual certificateholder holds the REMIC residual certificate.

For this purpose, the daily accruals with respect to a REMIC residual certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price," as defined below, of the REMIC residual certificate at the beginning of the calendar quarter and 120 percent of the "federal long-term rate" in effect at the time the REMIC residual certificate is issued. For this purpose, the "adjusted issue price" of a REMIC residual certificate at the beginning of any calendar quarter equals the issue price of the REMIC residual certificate, increased by the amount of daily accruals for all prior quarters, and decreased, but not below zero, by the aggregate amount of payments made on the REMIC residual certificate before the beginning of the quarter. The "federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

         In the case of any REMIC residual certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC residual certificates, reduced, but not below zero, by the real estate investment trust taxable income, within the meaning of Code Section 857(b)(2), excluding any net capital gain, will be allocated among the shareholders of the trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual certificate as if held directly by the shareholder. Regulated investment companies, common trust funds and cooperatives are subject to similar rules.

         Payments. Any distribution made on a REMIC residual certificate to a REMIC residual certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC residual certificateholder's adjusted basis in the REMIC residual certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC residual certificate.

         Sale or Exchange of REMIC Residual Certificates. If a REMIC residual certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC residual certificate, except that the recognition of loss may be limited under the "wash sale" rules described below. A holder's adjusted basis in a REMIC residual certificate generally equals the cost of the REMIC residual certificate to the REMIC residual certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC residual certificateholder with respect to the REMIC residual certificate, and decreased, but not below zero, by the net losses that have been allowed as deductions to the REMIC residual certificateholder with respect to the REMIC residual certificate and by the distributions received by the REMIC residual certificateholder. In general, any gain or loss will be capital gain or loss provided the REMIC residual certificate is held as a capital asset. However, REMIC residual certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a REMIC residual certificate by a bank or thrift institution to which the section applies would be ordinary income or loss.

         Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC residual certificate reacquires the REMIC residual certificate, or acquires any other REMIC residual certificate, any Residual Interest in another REMIC or similar interest in a "taxable mortgage pool," as defined in Code Section 7701(i), during the period beginning six months before, and ending six months after, the date of the sale, that sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC residual certificateholder on the sale will not be deductible, but, instead, will increase the REMIC residual certificateholder's adjusted basis in the newly acquired asset.

         Prohibited Transactions and Other Taxes

         The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions." In general, subject to specified exceptions, a prohibited transaction means the disposition of a mortgage asset, the receipt of income from a source other than a mortgage asset or other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage assets for temporary investment pending distribution on the certificates. It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of a contributions tax on the trust fund equal to 100% of the value of the contributed property. No trust fund for any series of certificates will accept contributions that would subject it to the tax.

         In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

         Where any prohibited transactions tax, contributions tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates arises out of or results from:

          o a breach of the related master servicer's, trustee's or asset seller's obligations, as the case may be, under the related agreement for the series, the tax will be borne by the master servicer, trustee or asset seller, as the case may be, out of its own funds or

          o the asset seller's obligation to repurchase a mortgage loan, the tax will be borne by the asset seller.

In the event that the master servicer, trustee or asset seller, as the case may be, fails to pay or is not required to pay any tax as provided above, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

         Liquidation and Termination

         If the REMIC adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC's final tax return a date on which the adoption is deemed to occur, and sells all of its assets, other than cash, within a 90-day period beginning on the date, the REMIC will not be subject to any prohibited transaction tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of regular and REMIC residual certificates within the 90-day period.

         The REMIC will terminate shortly following the retirement of the REMIC regular certificates. If a REMIC residual certificateholder's adjusted basis in the REMIC residual certificate exceeds the amount of cash distributed to the REMIC residual certificateholder in final liquidation of its interest, then it would appear that the REMIC residual certificateholder would be entitled to a loss equal to the amount of the excess. It is unclear whether a loss, if allowed, will be a capital loss or an ordinary loss.

         Administrative Matters

         Solely for the purpose of the administrative provisions of the Code, the REMIC generally will be treated as a partnership and the REMIC residual certificateholders will be treated as the partners. Certain information will be furnished quarterly to each REMIC residual certificateholder who held a REMIC residual certificate on any day in the previous calendar quarter.

         Each REMIC residual certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC residual certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of the person and other information.

         Tax-Exempt Investors

         Any REMIC Residual certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to the tax on that portion of the distributions received on a REMIC residual certificate that is considered an excess inclusion. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above.

         Residual Certificate Payments--Non-U.S. Persons

         Amounts paid to REMIC residual certificateholders who are not U.S. Persons, which is discussed in "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons" above, are treated as interest for purposes of the 30%, or lower treaty rate, United States withholding tax. Amounts distributed to holders of REMIC Residual certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July 18, 1984. Furthermore, the rate of withholding on any income on a REMIC residual certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, the amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC residual certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, including where the REMIC residual certificates do not have significant value. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above. If the amounts paid to REMIC residual certificateholders that are not U.S. persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to any non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC residual certificates, see "--Tax-Related Restrictions on Transfers of REMIC Residual Certificates" below.

         REMIC regular certificateholders and persons related to the holders should not acquire any REMIC residual certificates, and REMIC residual certificateholders and persons related to REMIC residual certificateholders should not acquire any REMIC regular certificates, without consulting their tax advisors as to the possible adverse tax consequences of the acquisition.

Tax-Related Restrictions on Transfers of REMIC Residual Certificates

         Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that Residual Interests in the entity are not held by "disqualified organizations," as defined below. Further, a tax is imposed on the transfer of a Residual Interest in a REMIC to a disqualified organization. The amount of the tax equals the product of:

          o an amount, as determined under the REMIC regulations, equal to the present value of the total anticipated "excess inclusions" with respect to the interest for periods after the transfer and

          o the highest marginal federal income tax rate applicable to corporations.

The tax is imposed on the transferor unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to the person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, the person does not have actual knowledge that the affidavit is false. A disqualified organization means:

          o the United States, any State, possession or political subdivision of that disqualified organization, any foreign government, any international organization or any agency or instrumentality of any of the disqualified organizations, provided that the term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any governmental agency,

          o any organization, other than farmers' cooperatives, generally exempt from federal income taxes unless the organization is subject to the tax on "unrelated business taxable income" and

          o    a rural electric or telephone cooperative.

         A tax is imposed on a "pass-through entity," as defined below, holding a Residual Interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in the entity. The amount of the tax is equal to the product of:

          o the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and

          o the highest marginal federal income tax rate applicable to corporations.

The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in the entity, will be relieved of liability for the tax if the record holder furnishes to the entity an affidavit that the record holder is not a disqualified organization and, for the period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a "pass-through entity" means:

          o a regulated investment company, real estate investment trust or common trust fund,

          o    a partnership, trust or estate and

          o    cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to the interest, be treated as a pass-through entity. The tax on pass-through entities is generally effective for periods after March 31, 1988, except that in the case of regulated investment companies, real estate investment trusts, common trust funds and publicly-traded partnerships the tax shall apply only to taxable years of this entities beginning after December 31, 1988. Under the Taxpayer Relief Act of 1997, large partnerships, generally with 250 or more partners, will be taxable on excess inclusion income as if all partners were disqualified organizations.

         In order to comply with these rules, the agreement will provide that no record or beneficial ownership interest in a REMIC Residual certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

          o an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC residual certificate as a nominee or agent for a disqualified organization and

          o a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC residual certificate.

         Noneconomic REMIC Residual Certificates. The REMIC regulations disregard, for federal income tax purposes, any transfer of a noneconomic REMIC residual certificate to a "U.S. person," as defined above, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A noneconomic REMIC residual certificate is any REMIC residual certificate, including a REMIC residual certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

          o the present value of the expected future distributions on the REMIC residual certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

          o the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have knowledge if:

          o the transferor conducted a reasonable investigation of the transferee and

          o the transferee acknowledges to the transferor that the Residual Interest may generate tax liabilities in excess of the cash flow and the transferee represents that it intends to pay the taxes associated with the Residual Interest as they become due.

If a transfer of a noneconomic REMIC residual certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC residual certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

         Foreign Investors. The REMIC regulations provide that the transfer of a REMIC residual certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. person unless the transferee's income in respect of the REMIC residual certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC residual certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expect that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that the amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. person transfers the REMIC residual certificate to a U.S. person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The provisions in the REMIC regulations regarding transfers of REMIC residual certificates that have tax avoidance potential to foreign persons are effective for all transfers after June 30, 1992. The agreement will provide that no record or beneficial ownership interest in a REMIC residual certificate may be transferred, directly or indirectly, to a non-U.S. person unless the person provides the trustee with a duly completed IRS Form 4224 and the trustee consents to the transfer in writing.

         Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC residual certificates are advised to consult their own tax advisors with respect to transfers of the REMIC residual certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

Tax Characterization of a Trust Fund as a Partnership

         Brown & Wood LLP, special counsel to the depositor, will deliver its opinion that a trust fund for which a partnership election is made will not be an association, or publicly traded partnership, taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the trust agreement and related documents will be complied with, and on counsel's conclusions that:

          o the nature of the income of the trust fund will exempt it from the rule that publicly traded partnerships are taxable as corporations or

          o the issuance of the certificates has been structured as a private placement under an IRS safe harbor, so that the trust fund will not be characterized as a publicly traded partnership taxable as a corporation.

         If the trust fund were taxable as a corporation for federal income tax purposes, the trust fund would be subject to corporate income tax on its taxable income. The trust fund's taxable income would include all its income, possibly reduced by its interest expense on the notes. Any corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and certificateholders could be liable for any tax that is unpaid by the trust fund.

         Tax Consequences to Holders of the Notes

         Treatment of the Notes as Indebtedness. The trust fund will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Special counsel to the depositor will, except as otherwise provided in the related prospectus supplement, advise the depositor that the notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.

         OID, etc. The discussion below assumes that all payments on the notes are denominated in U.S. dollars. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for "qualified stated interest" under the OID regulations, and that any OID on the notes, including any excess of the principal amount of the notes over their issue price, does not exceed a de minimis amount, like 1/4% of their principal amount multiplied by the number of full years included in their term, all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of notes, additional tax considerations with respect to the notes will be disclosed in the applicable prospectus supplement.

         Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with the noteholder's method of tax accounting. Under the OID regulations, a holder of a note issued with a de minimis amount of OID must include the OID in income, on a pro rata basis, as principal payments are made on the note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

         A holder of a note that has a fixed maturity date of not more than one year from the issue date of the note, or short-term note, may be subject to special rules. An accrual basis holder of a short-term note, and cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code, generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a short-term note would, in general, be required to report interest income as interest is paid, or, if earlier, upon the taxable disposition of the short-term note. However, a cash basis holder of a short-term note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the short-term note until the taxable disposition of the short-term note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the short-term note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a short-term note is purchased for more or less than its principal amount.

         Sale or Other Disposition. If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note.

         The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount, acquisition discount, OID and gain previously included by the noteholder in income with respect to the note and decreased by the amount of bond premium, if any, previously amortized and by the amount of principal payments previously received by the noteholder with respect to the note. Any gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

         Gain or loss generally will be long-term capital gain or loss if the note were held for more than one year. Long-term capital gains of non-corporate taxpayers are subject to reduced maximum rates while short-term capital gains are taxable at ordinary rates. The use of capital losses is subject to limitations. Prospective investors should consult their own tax advisors concerning the treatment of capital gains.

         Foreign Holders. Interest payments made, or accrued, to a noteholder who is a foreign person, which is a nonresident alien, foreign corporation or other non-United States person, generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person:

          o is not actually or constructively a "10 percent shareholder" of the trust or the depositor, including a holder of 10% of the outstanding certificates, or a "controlled foreign corporation" with respect to which the trust fund or the asset seller is a "related person" within the meaning of the Code and

          o provides the owner trustee or other person who is otherwise required to withhold U.S. tax with respect to the notes with an appropriate statement, on Form W-8 or a similar form, signed under penalties of perjury, certifying that the beneficial owner of the note is a foreign person and providing the foreign person's name and address.

If a note is held through a securities clearing organization or other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the note. If the interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a foreign person will be exempt from United States federal income and withholding tax, provided that:

          o the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and

          o in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

         Backup Withholding. Each holder of a note, other than an exempt holder, like a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident, will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt noteholder fail to provide the required certification, the trust fund will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         Possible Alternative Treatments of the Notes. If, contrary to the opinion of special counsel to the depositor, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the trust fund. If so treated, the trust fund would likely be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet qualifying income tests. Nonetheless, treatment of the notes as equity interests in a publicly traded partnership could have adverse tax consequences to holders. For example, income to tax-exempt entities, including pension funds, would be "unrelated business taxable income," income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to limitations on their ability to deduct their share of the trust fund's expenses.

         Tax Consequences to Holder of the Certificates

         Treatment of the Trust Fund as a Partnership. The depositor will agree, and the certificateholders will agree by their purchase of certificates, to treat the trust fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust fund, the partners of the partnership being the certificateholders, and the notes being debt of the partnership. However, the proper characterization of the arrangement involving the trust fund, the certificates, the notes, the trust fund and the master servicer is not clear because there is no authority on transactions closely comparable to that contemplated in this prospectus.

         A variety of alternative characterizations are possible. For example, because the certificates have features characteristic of debt, the certificates might be considered debt of the trust fund. Any characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership, described below. The following discussion assumes that the certificates represent equity interests in a partnership.

         Indexed Securities, etc. The following discussion assumes that all payments on the certificates are denominated in U.S. dollars, none of the certificates are indexed securities or strip certificates, and that a series of securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to the certificates will be disclosed in the applicable prospectus supplement.

         Partnership Taxation. As a partnership, the trust fund will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account the holder's allocated share of income, gains, losses, deductions and credits of the trust fund. The trust fund's income will consist primarily of interest and finance charges earned on the mortgage loans, including appropriate adjustments for market discount, OID and bond premium, and any gain upon collection or disposition of mortgage loans. The trust fund's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of mortgage loans.

         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement, which, in this context, is the trust agreement and related documents. The trust agreement will provide, in general, that the certificateholders will be allocated taxable income of the trust fund for each month equal to the sum of:

          o the interest that accrues on the certificates in accordance with their terms for the month, including interest accruing at the pass-through rate for the month and interest on amounts previously due on the certificates but not yet distributed;

          o any trust fund income attributable to discount on the mortgage loans that corresponds to any excess of the principal amount of the certificates over their initial issue price;

          o prepayment premium payable to the certificateholders for the month; and

          o any other amounts of income payable to the certificateholders for the month.

         The allocation will be reduced by any amortization by the trust fund of premium on mortgage loans that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust fund will be allocated to the company. Based on the economic arrangement of the parties, this approach for allocating trust fund income should be permissible under applicable treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the method of allocation, certificateholders may be allocated income equal to the entire pass-through rate plus the other items described above even though the trust fund might not have sufficient cash to make current cash distributions of the amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust fund income even if they have not received cash from the trust fund to pay the taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust fund.

         All of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity, including an individual retirement account, will constitute "unrelated business taxable income" generally taxable to a holder under the Code.

         An individual taxpayer's share of expenses of the trust fund, including fees to the master servicer but not interest expense, would be miscellaneous itemized deductions. The deductions might be disallowed to the individual in whole or in part and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the trust fund.

         The trust fund intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that the calculations be made separately for each mortgage loan, the trust fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

         Discount and Premium. It is believed that the Loans were not issued with OID, and, therefore, the trust should not have OID income. However, the purchase price paid by the trust fund for the mortgage loans may be greater or less than the remaining principal balance of the loans at the time of purchase. If so, the loan will have been acquired at a premium or discount, as the case may be. As indicated above, the trust fund will make this calculation on an aggregate basis, but might be required to recompute it on a mortgage loan by mortgage loan basis.

         If the trust fund acquires the mortgage loans at a market discount or premium, the trust fund will elect to include any discount in income currently as it accrues over the life of the mortgage loans or to offset any premium against interest income on the mortgage loans. As indicated above, a portion of the market discount income or premium deduction may be allocated to certificateholders.

         Section 708 Termination. Under Section 708 of the Code, the trust fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust fund are sold or exchanged within a 12-month period. Pursuant to formal Treasury regulations issued May 8, 1997 under Section 708 of the Code, if a termination occurs, the old partnership, which is the trust fund, would be deemed to contribute its assets to a new partnership in exchange for interests in the new partnership. The interests would be deemed distributed to the partners of the old partnership in liquidation of that partnership, which would not constitute a sale or exchange.

         Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate will generally equal the holder's cost increased by the holder's share of trust fund income, includible in income, and decreased by any distributions received with respect to the certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the notes and other liabilities of the trust fund. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in the certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of aggregate tax basis to the certificates sold, rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate.

         Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the mortgage loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust fund does not expect to have any other assets that would give rise to the special reporting requirements. Thus, to avoid those special reporting requirements, the trust fund will elect to include market discount in income as it accrues.

         If a certificateholder is required to recognize an aggregate amount of income, not including income attributable to disallowed itemized deductions described above, over the life of the certificates that exceeds the aggregate cash distributions, the excess will generally give rise to a capital loss upon the retirement of the certificates.

         Allocations Between Transferors and Transferees. In general, the trust fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of the month. As a result, a holder purchasing certificates may be allocated tax items, which will affect its tax liability and tax basis, attributable to periods before the actual transaction.

         The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed, or only applies to transfers of less than all of the partner's interest, taxable income or losses of the trust fund might be reallocated among the certificateholders. The trust fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

         Section 754 Election. In the event that a certificateholder sells its certificates at a profit, or loss, the purchasing certificateholder will have a higher, or lower, basis in the certificates than the selling certificateholder had. The tax basis of the trust fund's assets will not be adjusted to reflect that higher, or lower, basis unless the trust fund were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust fund will not make the election. As a result, certificateholders might be allocated a greater or lesser amount of trust fund income than would be appropriate based on their own purchase price for certificates.

         Administrative Matters. The trustee is required to keep or have kept complete and accurate books of the trust fund. The books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the trust will be the calendar year. The trustee will file a partnership information return on IRS Form 1065 with the IRS for each taxable year of the trust fund and will report each certificateholder's allocable share of items of trust fund income and expense to holders and the IRS on Schedule K-1. The trust fund will provide the Schedule K-1 information to nominees that fail to provide the trust fund with the information statement described below and the nominees will be required to forward the information to the beneficial owners of the certificates. Generally, holders must file tax returns that are consistent with the information return filed by the trust fund or be subject to penalties unless the holder notifies the IRS of all the inconsistencies.

         Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust fund with a statement containing information on the nominee, the beneficial owners and the certificates so held. The information includes:

          o the name, address and taxpayer identification number of the nominee and

          o    as to each beneficial owner

               o    the name, address and identification number of the person,

               o whether the person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either entity, and

          o information on certificates that were held, bought or sold on behalf of the person throughout the year.

         In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust fund information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any information statement to the trust fund. The information referred to above for any calendar year must be furnished to the trust fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the trust fund with the information described above may be subject to penalties.

         The company will be designated as the tax matters partner in the related trust agreement and will be responsible for representing the certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust fund by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders, and, under limited circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust fund. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust fund.

         Tax Consequences to Foreign Certificateholders. It is not clear whether the trust fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described in this prospectus. Although it is not expected that the trust fund would be engaged in a trade or business in the United States for those purposes, the trust fund will withhold as if it were so engaged in order to protect the trust fund from possible adverse consequences of a failure to withhold. The trust fund expects to withhold on the portion of its taxable income that is allocable to foreign certificateholders pursuant to Section 1446 of the Code, as if the income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the trust fund to change its withholding procedures. In determining a holder's withholding status, the trust fund may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

         Each foreign holder might be required to file a U.S. individual or corporate income tax return, including, in the case of a corporation, the branch profits tax, on its share of the trust fund's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the trust fund on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the trust fund taking the position that no taxes were due because the trust fund was not engaged in a U.S. trade or business. However, interest payments made, or accrued, to a certificateholder who is a foreign person generally will be considered guaranteed payments to the extent that payments are determined without regard to the income of the trust fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In any case, a foreign holder would only be enticed to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

         Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax of 31% if, in general, the certificateholder fails to comply with identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

         New Withholding Regulations. On October 6, 1997, the Treasury Department issued new regulations which make modifications to the withholding, backup withholding and information reporting rules described above. The new regulations attempt to unify certification requirements and modify reliance standards. The new regulations will generally be effective for payments made after December 31, 1999, subject to transition rules. Prospective investors are urged to consult their own tax advisors regarding the new regulations.

Tax Treatment of Certificates as Debt for Tax Purposes

         Characterization of the Certificates as Indebtedness

         If the related prospectus supplement indicates that the certificates will be treated as indebtedness for federal income tax purposes, then based on the application of existing law to the facts as set forth in the trust agreement and other relevant documents and assuming compliance with the terms of the trust agreement as in effect on the date of issuance of the certificates, Brown & Wood LLP, special tax counsel to the depositor, will deliver its opinion that the certificates will be treated as debt instruments for federal income tax purposes as of the date.

         The depositor and the certificateholders will express in the related trust agreement their intent that, for applicable tax purposes, the certificates will be indebtedness secured by the related assets. The depositor and the certificateholders, by accepting the certificates, and each certificate owner by its acquisition of a beneficial interest in a certificate, have agreed to treat the certificates as indebtedness for U.S. federal income tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transaction, the depositor may treat this transaction as a sale of an interest in the related assets for financial accounting and regulatory purposes.

         In general, whether for U.S. federal income tax purposes a transaction constitutes a sale of property or a loan, the repayment of which is secured by property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or the manner in which it is labeled. While the IRS and the courts have set forth several factors to be take into account in determining whether the substance of a transaction is a sale of property or a secured loan, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership of that property. Tax counsel will analyze and rely on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the mortgage loans will be retained by the depositor and not transferred to the certificate owners.

         In some instances, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Tax counsel will advise that the rationale of those cases will not apply to this transaction, because the form of the transaction as reflected in the operative provisions of the documents either accords with the characterization of the certificates as debt or otherwise makes the rationale of those cases inapplicable to this situation.

         Taxation of Interest Income of Certificate Owners

         Assuming that the certificate owners are holders of debt obligations for U.S. federal tax purposes, the certificates generally will be taxable in the following manner. While it is not anticipated that the certificates will be issued at a greater than de minimus discount, under the OID regulations it is possible that the certificates could nevertheless be deemed to have been issued with OID if the interest were not treated as "unconditionally payable" under the OID regulations. If the regulations were to apply, all of the taxable income to be recognized with respect to the certificates would be includible in income of certificate owners as OID, but would not be includible again when the interest is actually received.

         Possible Classification of the Trust Fund as a Partnership or Association Taxable as a Corporation

         Based on application of existing laws to the facts as set forth in the trust agreement and other relevant documents and assuming compliance with the terms of the trust agreement, tax counsel will deliver its opinion that the transaction will not be treated as a partnership or an association taxable as a corporation. The opinion of tax counsel is not binding on the courts or the IRS. It is possible that the IRS could assert that, for purposes of the Code, the transaction contemplated by this prospectus supplement with respect to the certificates constitutes a sale of the mortgage loans, or an interest in the prospectus supplement, to the certificate owners and that the proper classification of the legal relationship between the depositor and the certificate owners resulting form this transaction is that of a partnership, including a publicly traded partnership treated as a corporation, or an association taxable as a corporation. Since tax counsel will advise that the certificates will be treated as indebtedness in the hands of the certificateholders for U.S. federal income tax purposes and that the entity constituted by the trust will not be a publicly traded partnership treated as a corporation or an association taxable as a corporation, the depositor will not attempt to comply with U.S. federal income tax reporting requirements applicable to partnerships or corporations as the requirements would apply if the certificates were treated as indebtedness.

         If it were determined that this transaction created an entity classified as a corporation, including a publicly traded partnership taxable as a corporation, the trust fund would be subject to U.S. federal income tax at corporate income tax rates on the income it derives form the mortgage loans, which would reduce the amounts available for distribution to the certificate owners. Cash distributions to the certificate owners generally would be treated as dividends for tax purposes to the extent of the corporation's earnings and profits.

         If the transaction were treated as creating a partnership between the certificate owners and the transferor, the partnership itself would not be subject to U.S. federal income tax, unless it were to be characterized as a publicly traded partnership taxable as a corporation; rather, the depositor and each certificate owner would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of the certificate owner could differ if the certificates were held to constitute partnership interests rather than indebtedness.

         Possible Classification as a Taxable Mortgage Pool

         In relevant part, Section 7701(i) of the Code provides that any entity, or portion of an entity, that is a "taxable mortgage pool" will be classified as a taxable corporation and will not be permitted to file a consolidated U.S. federal income tax return with another corporation. Any entity, or portion of any entity, will be a taxable mortgage pool if:

          o substantially all of its assets consist of debt instruments, more than 50% of which are real estate mortgages,

          o the entity is the obligor under debt obligations with two or more maturities, and

          o under the terms of the entity's debt obligations, or an underlying arrangement, payments on the debt obligations bear a relationship to the debt instruments held by the entity.

         In the case of a trust fund containing mortgage assets, assuming that all of the provisions of the trust agreement, as in effect on the date of issuance, will be complied with, tax counsel will deliver its opinion that the arrangement created by the agreement will not be a taxable mortgage pool under
Section 7701(i) of the Code because only one class of indebtedness secured by the mortgage loans will be issued.

         The opinion of tax counsel is not binding on the IRS or the courts. If the IRS were to contend successfully, or future regulations were to provide, that the arrangement created by the trust agreement is a taxable mortgage pool, then the arrangement would be subject to U.S. federal corporate income tax on its taxable income generated by ownership of the mortgage loans. The tax might reduce amounts available for distributions to certificate owners. The amount of the tax would depend upon whether distributions to certificate owners would be deductible as interest expense in computing the taxable income of an arrangement as a taxable mortgage pool.

         Foreign Investors

         In general, subject to exception, interest, including OID, paid on a certificate to a nonresident alien individual, foreign corporation or other non-United States person is not subject to U.S. federal income tax, provided that the interest is not effectively connected with a trade or business of the recipient in the United States and the certificate owner provides the required foreign person information certification.

         If the interest of the certificate owners were deemed to be partnership interest, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the product, for each foreign partner, of the foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. In addition, the foreign partner would be subject to branch profits tax. Each non-foreign partner would be required to certify to the partnership that it is not a foreign person. The tax withheld from each foreign partner would be credited against the foreign partner's U.S. income tax liability.

         If the Trust were taxable as a corporation, distributions to foreign persons, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless the rate were reduced by an applicable tax treaty.

         Backup Withholding

         Certain certificate owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the certificates if the certificate owners, upon issuance of the certificates, fail to supply the trustee or the certificate owners' brokers with their respective taxpayer identification numbers, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments,' as defined in the Code, properly, or, under some circumstances, fail to provide the trustee of the certificate owners' brokers with certified statements, under penalty of perjury, that they are not subject to backup withholding.

         The trustee will be required to report annually to the IRS, and to each certificateholder of record, the amount of interest paid, and OID accrued, if any, on the certificates, and the amount of interest withheld for U.S. federal income taxes, if any, for each calendar year, except as to exempt holders. Generally, holders that are corporations, tax-exempt organizations or nonresident aliens provide certification as to their status as nonresidents. As long as the only "certificateholder" of record is Cede & Co., as nominee for DTC, certificate owners and the IRS will receive tax and other information including the amount of interest paid on the certificates owned from participants and indirect participants rather than from the trustee. The trustee, however, will respond to requests for necessary information to enable participants, indirect participants and other persons to complete their reports. Each non-exempt certificate owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not to subject to backup withholding. Should a non-exempt certificate owner fail to provide the required certification, the participants or indirect participants, or the paying agent, will be required to withhold 31% of the interest, and principal, otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         New Withholding Regulations

         On October 6, 1997, the Treasury Department issued new regulations which modify the withholding, backup withholding and information reporting rules described above. The new regulations attempt to unify certification requirements and modify reliance standards. The new regulations will generally be effective for payments made after December 31, 1999, subject to transition rules. Prospective investors are urged to consult their own tax advisors regarding the new regulations.

FASIT Securities

         General. The FASIT provisions of the Code were enacted by the Small Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities. Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT securityholders. Investors also should note that the FASIT discussions contained in this prospectus constitutes only a summary of the federal income tax consequences to holders of FASIT securities. With respect to each series of FASIT securities, the related prospectus supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

         FASIT securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for the purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related series. The prospectus supplement for each series of securities will indicate whether one or more FASIT elections will be made for that series and which securities of the series will be designated as regular securities, and which, if any, will be designated as ownership securities.

         Qualification as a FASIT. The trust fund underlying a series, or one or more designated pools of assets held in the trust fund, will qualify under the Code as a FASIT in which the FASIT Regular Securities and the FASIT Ownership Securities will constitute the "Regular Interests" and the "Ownership Interests," respectively, if:

          o    a FASIT election is in effect,

          o    tests concerning:

               o    the composition of the FASIT's assets and

               o the nature of the securityholders' interest in the FASIT are met on a continuing basis, and

          o the trust fund is not a regulated investment company as defined in Section 851(a) of the Code.


         Asset Composition. In order for a trust fund, or one or more designated pools of assets held by a trust fund, to be eligible for FASIT status, substantially all of the assets of the trust fund, or the designated pool, must satisfy the FASIT qualification test, which means that the assets must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times after the closing date. Permitted assets include:


          o    cash or cash equivalents,

          o debt instruments with fixed terms that would qualify as REMIC Regular Interests if issued by a REMIC, like instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only type rate,

          o    foreclosure property,

          o hedging instruments , like interest and currency rate swaps and credit enhancement contracts, that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests,

          o contract rights to acquire qualifying debt instruments or qualifying hedging instruments,

          o    FASIT Regular Interests, and

          o REMIC Regular Interests. Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to the holder.

         Interests in a FASIT. In addition to the asset qualification requirements, the interests in a FASIT also must meet requirements. All of the interests in a FASIT must belong to either of the following:

          o    one or more classes of Regular Interests or

          o a single class of ownership interest that is held by a fully taxable domestic corporation. In the case of series that include FASIT Ownership Securities, the ownership interest will be represented by the FASIT Ownership Securities.

          A FASIT interest generally qualifies as a Regular Interest if:

          o    it is designated as a Regular Interest,

          o    it has a stated maturity no greater than thirty years,

          o    it entitles its holder to a specified principal amount,

          o the issue price of the interest does not exceed 125% of its stated principal amount,

          o the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and

          o    if it pays interest, the interest is payable at either

               o a fixed rate with respect to the principal amount of the Regular Interest or

               o a permissible variable rate with respect to the principal amount.

Permissible variable rates for FASIT Regular Interests are the same as those for REMIC Regular Interest, like qualified floating rates and weighted average rates. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates --Variable Rate REMIC Regulation Certificate."

         If a FASIT security fails to meet one or more of the requirements set out in clauses above, but otherwise meets the above requirements, it may still qualify as a type of Regular Interest known as a "High-Yield Interest." In addition, if a FASIT security fails to meet the requirements of the last clause, but the interest payable on the security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the security, the security also will qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic corporations that are fully subject to corporate income tax, other FASITs and dealers in securities who acquire the interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from the interest. See "Material Federal Income Tax Consequences--FASIT Securities--Tax Treatment of FASIT Regular Securities --Treatment of High-Yield Interests."


         Consequences of Disqualification. If a series of FASIT securities fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and after that year. If FASIT status is lost, the treatment of the former FASIT and the interests in the FASIT for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxed as a corporation, or as a partnership. The FASIT Regular Securities could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, the regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, as the imposition of a corporate tax on all or a portion of the FASIT's income for a period of time in which the requirements for FASIT status are not satisfied.


         Tax Treatment of FASIT Regular Securities. Payments received by holders of FASIT Regular Securities generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC regular securities. As in the case of holders of REMIC regular securities, holders of FASIT Regular Securities must report income from the securities under an accrual method of accounting, even if they otherwise would have used the case receipts and disbursements method. Except in the case of FASIT Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the securityholder and a principal payment on the security will be treated as a return of capital to the extent that the securityholder's basis is allocable to that payment. FASIT Regular Securities issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on the securities in the same manner described for REMIC regular securities. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" "--Original Issue Discount and Premium" and "--Market Discount" and "--Premium" above. High-Yield Securities may be held only by fully taxable domestic corporations, other FASITs, and securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those securities.

         If a FASIT regular security is sold or exchanged, the securityholder generally will recognize gain or loss upon the sale in the manner described above for REMIC regular securities. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Sale, Exchange or Redemption." In addition, if a FASIT Regular Security becomes wholly or partially worthless as a result of default and delinquencies of the underlying assets, the holder of the security should be allowed to deduct the loss sustained, or alternatively be able to report a lesser amount of income. See "Material Federal Income Tax Consequences --REMICs--Taxation of Owners of REMIC Regular Certificates", "--Effects of Default and Delinquencies" and "--Treatment of Realized Losses."

         FASIT Regular Securities held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, and interest on the Securities will be considered qualifying REIT interest to the same extent that REMIC securities would be so considered. FASIT Regular Securities held by a thrift institution taxed as a "domestic building and loan association" will represent qualifying assets for purposes of the qualification requirements set forth in Code Section 7701(a)(19) to the same extent that REMIC securities would be so considered. See "Material Federal Income Tax Consequences--REMICs." In addition, FASIT Regular Securities held by a financial institution to which
Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT securities will not qualify as "government securities" for either REIT or RIC qualification purposes.

         Treatment of High-Yield Interests. High-Yield Interests are subject to special rules regarding the eligibility of holders of those interests, and the ability of those holders to offset income derived from their FASIT security with losses. High-Yield Interests may be held only by Eligible Corporations, other FASITs, and dealers in securities who acquire the interests as inventory. If a securities dealer, other than an due period, initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the holder of the High-Yield Interest.

         The holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular Federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity, other than another FASIT, that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

         Tax Treatment of FASIT Ownership Securities. A FASIT Ownership Security represents the residual equity interest in a FASIT. The holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT. In general, the character of the income to the holder of a FASIT ownership interest will be the same as the character of the income of the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT ownership interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount and premium recognized with respect to the FASIT's assets and the FASIT Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT security as are the holders of High-Yield Interests. See "Material Federal Income Tax Consequences--Treatment of High-Yield Interests."

         Rules similar to the wash sale rules applicable to REMIC residual securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where, within six months before or after the disposition, the seller of the security acquires any other FASIT Ownership Security or, in the case of a FASIT holding mortgage assets, any interest in a taxable mortgage pool that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT Ownership Security was required to be marked-to-market under Code section 475 by the holder, then section 475 will continue to apply to the securities, except that the amount realized under the mark-to-market rules will be a greater of the securities' value under present law or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semiannually.

         The holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include:

          o the receipt of income derived from assets that are not permitted assets,

          o    dispositions of permitted assets,

          o the receipt of any income derived from any loan originated by a FASIT, and

          o in some cases, the receipt of income representing a servicing fee or other compensation.

Any series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

         Backup Withholding, Reporting and Tax Administration. Holders of FASIT securities will be subject to backup withholding to the same extent holders of REMIC securities would be subject. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Information Reporting and Backup Withholding." For purposes of reporting and tax administration, holders of record of FASIT securities generally will be treated in the same manner as holders of REMIC securities.

         Due to the complexity of the Federal income tax rules applicable to securityholders and the considerable uncertainty that exists with respect to many aspects of those rules, potential investors should consult their own tax advisors regarding the tax treatment of the acquisition, ownership, and disposition of the securities.

                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Material Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the offered securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the offered securities.

                              ERISA CONSIDERATIONS

General

         The Employee Retirement Income security Act of 1974, as amended, imposes restrictions on employee benefit Plans subject to ERISA and on persons who are parties in interest or disqualified persons with respect to the Plans. Certain employee benefit Plans, like governmental plans and church plans, if no election has been made under Section 410(d) of the Code, are not subject to the restrictions of ERISA, and assets of the Plans may be invested in the securities without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any the governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

Prohibited Transactions

         General

         Section 406 of ERISA prohibits Parties in Interest with respect to a Plan from engaging in transactions involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes excise taxes, or, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA, on Parties in Interest which engage in non-exempt prohibited transactions.

         The United States Department of Labor has issued a final regulation, codified in 29 C.F.R. Section 2510.3-101, containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA to be assets of the Plan unless exceptions apply.

         Under the terms of the regulation, the trust fund may be deemed to hold plan assets by reason of a Plan's investment in a security; the Plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust fund. In that event, the asset seller, the master servicer, the trustee, any insurer of the assets and other persons, in providing services with respect to the assets of the trust fund, may be Parties in Interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA, and of Section 4975 of the Code, with respect to transactions involving the assets unless the transactions are subject to a statutory or administrative exemption.

         The regulations contain a de minimis safe-harbor rule that exempts any entity from plan assets status as long as the aggregate equity investment in the entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own at least 25% of the value of any class of equity interest. "Benefit plan investors" are defined as Plans as well as employee benefit plans not subject to ERISA, like governmental plans. The 25% limitation must be met with respect to each class of certificates, regardless of the portion of total equity value represented by the class, on an ongoing basis.

         One exception applies if the interest described is treated as indebtedness under applicable local law and which has no substantial equity features. Generally, a profits interest in a partnership, an undivided ownership interest in property and a beneficial ownership interest in a trust are deemed to be "equity interest" under the final regulation. If notes of a particular series were deemed to be indebtedness under applicable local law without any substantial equity features, an investing Plan's assets would include the notes, but not, by reason of the purchase, the underlying assets of the trust fund.

         Availability of Underwriter's Exemption for Certificates

         DOL has granted to Merrill Lynch, Pierce, Fenner & Smith Incorporated Prohibited Transaction Exemption 90-29, Exemption Application No. D-8012, 55 Fed. Reg. 21459 (1990) which exempts from the application of the prohibited transaction rules transactions relating to:

          o the acquisition, sale and holding by Plans of certificates representing an undivided interest in asset-backed pass-through trusts, with respect to which Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and

          o the servicing, operation and management of the asset-backed pass-through trusts, provided that the general conditions and other conditions set forth in the Exemption are satisfied.

With respect to a series of notes, the related prospectus supplement will discuss whether the Exemption may be applicable to the notes.

         General Conditions of the Exemption. Section II of the Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust may be eligible for exemptive relief:

          o The acquisition of the certificates by a Plan is on terms, including the price for the certificates, that are at least as favorable to the investing Plan as they would be in an arm's-length transaction with an unrelated party;

          o The rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

          o The certificates acquired by the Plan have received a rating at the time of the acquisition that is in one of the three highest generic rating categories from any of Fitch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          o The trustee is not an affiliate of the Restricted Group, which includes the underwriter, the asset seller, the master servicer, any insurer of the mortgage assets, any borrower whose obligations under one or more assets constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates;

          o The sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the asset seller pursuant to the sale of the assets to the trust fund represents not more than the fair market value of the assets; the sum of all payments made to and retained by the master servicer represent not more than reasonable compensation for the master servicer's services under the agreement and reimbursement of the master servicer's reasonable expenses; and

          o The Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933 as amended.

         Before purchasing a certificate, a fiduciary of a Plan should itself confirm:

          o that the certificates constitute "certificates" for purposes of the Exemption and

          o that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied.

Review by Plan Fiduciaries

         Any Plan fiduciary considering whether to purchase any securities on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment. Among other things, before purchasing any securities, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In particular, in connection with a contemplated purchase of securities representing a beneficial ownership interest in a pool of single family residential first mortgage loans, the Plan fiduciary should consider the availability of the Exemption or Prohibited Transaction Class Exemption 83-1 for transactions involving mortgage pool investment trusts. The prospectus supplement with respect to a series of securities may contain additional information regarding the application of the Exemption, PTCE 83-1, or any other exemption, with respect to the securities offered thereby. PTCE 83-1 is not applicable to manufactured housing contract pool investment trusts or multifamily mortgage pool investment trusts.

         Purchasers that are insurance companies should consult with their counsel with respect to the recent United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust & Savings Bank, decided December 13, 1993. In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under some circumstances. Prospective purchasers should determine whether the decision affects their ability to make purchases of the securities. In particular, an insurance company should consider the exemptive relief granted by DOL for transactions involving insurance company general accounts in Prohibited Transactions Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995).

                                LEGAL INVESTMENT

         Each class of offered securities will be rated at the date of issuance in one of the four highest rating categories by at least one rating agency. The related prospectus supplement will specify which classes of the securities, if any, will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. These "SMMEA securities" will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities, including, but not limited to, state chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality of the United States constitute legal investments for those entities. Alaska, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Kansas, Maryland, Michigan, Missouri, Nebraska, New Hampshire, New York, North Carolina, Ohio, South Dakota, Utah, Virginia and West Virginia enacted legislation before the October 4, 1991 cutoff established by SMMEA for the enactments, limiting to varying extents the ability of entities, and insurance companies in particular, to invest in mortgage related securities, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Investors affected by the legislation will be authorized to invest in SMMEA certificates only to the extent provided in the legislation. SMMEA provides, however, that in no event will the enactment of any legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of the securities, so long as the contractual commitment was made or the securities acquired prior to the enactment of the legislation.

         SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in the securities, and national banks may purchase the securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh) subject in each case to the regulations as the applicable federal regulatory authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUA's regulation "Investment and Deposit Activities," codified in 12 C.F.R. Part 703, which sets forth restrictions on investment by federal credit unions in mortgage related securities.

         Institutions whose investment activities are subject to legal investment laws or regulations or review by regulatory authorities may be subject to restrictions on investment in classes of offered securities. Any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the FDIC, the Office of Thrift Supervision, the NCUA or other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any offered security. The Federal Financial Institutions Examination Council, for example, has issued a Supervisory Policy Statement on Securities Activities effective February 10, 1992 setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The policy statement has been adopted by the Comptroller of the Currency, the Federal Reserve Board, the FDIC, the OTS and the NCUA, with modifications, with respect to the depository institutions that they regulate. The policy statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the policy statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance that any classes of offered securities will not be treated as high-risk under the policy statement.

         The predecessor to the OTS issued a bulletin, entitled, "Mortgage Derivative Products and Mortgage Swaps", which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in "high-risk" mortgage derivative securities and limitations on the use of the securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, "high-risk" mortgage derivative securities include securities having specified characteristics, which may include classes of securities. In accordance with Section 402 of the Financial Institutions Reform, Recovery and Enhancement Act of 1989, the bulletin will remain in effect unless and until modified, terminated, set aside or superseded by the FDIC. Similar policy statements have been issued by regulators having jurisdiction over the types of depository institutions.

         In September 1993 the National Association of Insurance Commissioners released a draft model investment law which sets forth model investment guidelines for the insurance industry. Institutions subject to insurance regulatory authorities may be subject to restrictions on investment similar to those set forth in the model law and other restrictions.

         If specified in the related prospectus supplement, other classes of offered securities offered pursuant to this prospectus will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of this offered security under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the offered securities, may be subject to significant interpretive uncertainties.

         The depositor will make no representations as to the proper characterization of the offered certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase any offered certificates under applicable legal investment restrictions. The uncertainties described above, and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the offered securities, may adversely affect the liquidity of the offered securities.

         The preceding paragraph does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

         There may be other restrictions on the ability of investors, including depository institutions, either to purchase offered securities or to purchase offered securities representing more than a specified percentage of the investor's assets. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered securities of any class constitute legal investments or are subject to investment, capital or other restrictions.

                              PLAN OF DISTRIBUTION


         The offered securities offered hereby and by the supplements to this prospectus will be offered in series. The distribution of the securities may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment for that distribution. If so specified in the related prospectus supplement, the offered securities will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as underwriter with other underwriters, if any, named in the prospectus supplement. Merrill Lynch is an affiliate of the depositor. In that event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered securities agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the depositor. In connection with the sale of offered certificates, underwriters may receive compensation from the depositor or from purchasers of offered securities in the form of discounts, concessions or commissions. The prospectus supplement will describe any compensation paid by the depositor.


         Alternatively, the prospectus supplement may specify that offered securities will be distributed by Merrill Lynch and/or any other person or persons named in the prospectus supplement acting as agent or in some cases as principal with respect to offered securities that it has previously purchased or agreed to purchase. If Merrill Lynch or the persons act as agents in the sale of offered securities, they will receive a selling commission with respect to the offered securities, depending on market conditions, expressed as a percentage of the aggregate principal balance or notional amount of the offered securities as of the cut-off date. The exact percentage for each series of securities will be disclosed in the related prospectus supplement. To the extent that Merrill Lynch or the persons elect to purchase offered securities as principal, they may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of the offering and any agreements to be entered into between the depositor and purchasers of offered securities of the series.

         This prospectus may be used, to the extent required, by Merrill Lynch or any other underwriter in connection with offers and sales related to market making transactions.

         The depositor will indemnify Merrill Lynch and any underwriters against civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments Merrill Lynch and any underwriters may be required to make.

         In the ordinary course of business, Merrill Lynch and its affiliates may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the depositor's or asset seller's assets pending the sale of the assets or interests in the prospectus supplement, including the securities.

         As to each series of securities, only those classes rated in an investment grade rating category by any rating agency will be offered hereby. Any non-investment-grade class may be initially retained by the depositor or asset seller, and may be sold by the depositor or asset seller at any time.

         Upon receipt of a request by an investor who has received an electronic prospectus supplement and prospectus from the underwriter or a request by the investor's representative within the period during which there is an obligation to deliver a prospectus supplement and prospectus, the depositor or the underwriter will promptly deliver, or cause to be delivered, without charge, a paper copy of the prospectus supplement and prospectus.

                                 LEGAL MATTERS

         Certain legal matters in connection with the securities, including federal income tax consequences, will be passed upon for the depositor by Brown & Wood LLP, New York, New York. Certain matters with respect to Delaware law will be passed upon for the depositor by Richards, Layton & Finger, P.A., Wilmington, Delaware.

                             FINANCIAL INFORMATION

         A new trust fund will be formed with respect to each series of securities and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of securities. Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This prospectus incorporates by reference all documents and reports filed on behalf of the depositor with respect to a trust fund pursuant to
Section 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offering the related Securities. Upon request by any person to whom this prospectus is delivered in connection with the offering of one or more classes of offered securities, the depositor will provide or cause to be provided without charge a copy of any of the documents and/or reports incorporated in this prospectus by reference, in each case to the extent the documents or reports relate to the classes of offered securities, other than the exhibits to the documents, unless those exhibits are specifically incorporated by reference in the documents. Requests to the depositor should be directed in writing to: Merrill Lynch Mortgage Investors, Inc., 4 World Financial Center Floor #10, New York NY 10080, Attention:
Secretary, telephone number (212) 449-0357. The depositor has determined that its financial statements are not material to the offering of any offered securities.

         Investors may read and copy the documents and/or reports incorporated in this prospectus by reference at the Public Reference Room of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Investors may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding issuers, including each trust fund, that file electronically with the SEC.

                                     RATING

         It is a condition to the issuance of any class of offered securities that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a rating agency.

         Ratings on asset backed securities address the likelihood of receipt by securityholders of all distributions on the underlying assets. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying assets and the credit quality of the guarantor, if any. Ratings on asset backed securities do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which the prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                    Glossary

         Whenever used in this prospectus, the following terms have the following meanings:

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Constant Prepayment Rate" means a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

         "Eligible Corporation" means a domestic C corporation that is fully subject to corporate income tax.

         "FASIT" means a "financial asset securitization investment trust" under the Code.

         "FASIT Ownership Securities" means interests in a FASIT that are designated as "ownership interests" in the FASIT under the Code.

         "FASIT Regular Securities" means interests in a FASIT that are designated as "regular interests" in the FASIT under the Code.

         "High-Yield Interest" means with respect to each of the following FASIT eligibility requirements:

          o that the FASIT interest entitles its holder to a specified principal amount;

          o that the issue price of the interest does not exceed 125% of its stated principal amount;

          o that the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%; and

          o that if it pays interest, that interest is payable at either a fixed rate with respect to the principal amount of the regular interest or a permissible variable rate with respect to that principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC an interest in a FASIT that fails to meet one or more of those requirements but otherwise meets all requirements to be treated as a FASIT, and any additional requirements imposed by the IRS; provided, that if the it fails to meet the requirement described in the fourth item above, the interest payable consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the security.

         "OID" means with respect to any security, "original issue discount" under the Code with respect to the issuance of that security.

         "Parties in Interest" means, collectively, "disqualified persons" within the meaning of the Code and "parties in interest" under ERISA who have specified relationships with a Plan without an applicable exemption under ERISA or the Code.

         "Pass-Through Security" means securities of a series that are treated for federal income tax purposes as representing ownership interests in the related trust fund.

         "Prepayment Assumption" means, for federal income tax purposes and any security, the rate of prepayments assumed in pricing the security.

         "Regular Interests" or "Regular Interest Securities" means securities that are designated as "regular interests" in a REMIC in accordance with the Code.

         "Residual Interests" or Residual Interest Securities" means securities that are designated as "residual interests" in a REMIC in accordance with the Code.

         "REMIC" means a "real estate mortgage investment conduit" under the Code.

         "Restricted Group" means, for any series, the seller, the depositor, [Merrill Lynch Mortgage Investors, Inc.] and the other underwrites set forth in the related prospectus supplement, the trustee, the master servicer, any sub-servicer, any pool insurer, any obligor with respect to the trust fund asset included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of any of those parties.

         "Standard Prepayment Assumption" means an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans.

         "Stripped Interest Securities" means securities which are entitled to principal distributions, with disproportionately low, nominal or no interest distributions.

         "Stripped Principal Securities" means securities which are entitled to principal distributions, with disproportionately low, nominal or no interest distributions.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.*

         The following table sets forth the estimated expenses in connection with the offering of the Securities being registered under this Registration Statement, other than underwriting discounts and commissions:

SEC Registration Fee                                            $528,000**
Printing and Engraving                                            $   400,000
Legal Fees and Expenses                                           $   900,000
Trustee Fees and Expenses                                         $   900,000
Blue Sky Fees and Expenses                                        $    80,000
Rating Agency Fees                                                $   920,000
Miscellaneous                                                     $   800,000

Total                                                             $4,528,000

_________________________
* All amounts, except the SEC Registration Fee, are estimates of aggregate expenses incurred or to be incurred in connection with the issuance and distribution of Securities in an aggregate principal amount assumed for these purposes to be equal to $6,187,896,465 of Securities registered hereby.

** This amount relates to the additional $2,000,000,000 registered hereby. The remaining $4,000,000,000 of Asset Backed Securities relates to registration statement No. 333-81429 and $187,896,465 of Asset Backed Securities relates to registration statement No. 333-39127, and the registration fee with respect thereto has been previously paid.

Item 15.  Indemnification of Directors and Officers.

         The Registrant's By-Laws provide for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

Item 16.  Exhibits.

1.1 Form of Underwriting Agreement (filed as exhibit 1.1 to Registration Statement on Form S-3 (File No. 333-24327) and incorporated herein by reference).
3.1 Certificate of Incorporation of Merrill Lynch Mortgage Investors, Inc., as amended (filed as exhibit 1.1 to Registration Statement on Form S-3 (File No. 333-24327) and incorporated herein by reference).
3.2 By-laws of Merrill Lynch Mortgage Investors, Inc. as currently in effect (filed as exhibit 3.2 to Registration Statement on Form S-3 (File No. 333-07569) and incorporated herein by reference).
4.1 Form of Pooling and Servicing Agreement (including form of Certificate as an exhibit thereto) (filed as exhibit 4.1 to Registration Statement on Form S-3(File No. 333-07569) and incorporated herein by reference).
4.2 Form of Pooling and Servicing Agreement (Contracts)(including form of Certificate as an exhibit thereto) (filed as exhibit 4.2 to Registration Statement on Form S-3 (File No. 333-07569) and incorporated herein by reference).
4.3 Form of Trust Agreement (including form of Certificate as an exhibit thereto) (filed as exhibit 4.3 to Registration Statement on Form S-3 (File No. 333-07569) and incorporated herein by reference).
4.4 Form of Indenture (including form of Note as an exhibit thereto) (filed as exhibit 4.4 to Registration Statement on Form S-3 (File No. 333-07569) and incorporated herein by reference).
4.5 Form of Pooling and Servicing Agreement (revolving home equity loans) (including form of Certificate as an exhibit thereto) (filed as exhibit 4.5 to Registration Statement on Form S-3 (File No. 333-24327) and incorporated by reference).
5.1 Opinion of Brown & Wood LLP as to legality of certain Certificates and Notes (including consent of such firm).*
5.2 Opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware, as to legality of certain Certificates (including consent of such firm).*
8.1 Opinion of Brown & Wood LLP as to certain tax matters (including consent of such firm).*
23.1 Consent of Brown & Wood LLP (included in exhibits 5.1 and 8.1 hereof).*
23.2 Consent of Richards, Layton & Finger, P.A., Wilmington, Delaware (included in exhibit 5.2).*
24.1     Power of Attorney (included on signature page).
25.1     Statement of Eligibility and Qualification of Trustee.**
99.1 Form of Sale and Servicing Agreement(filed as exhibit 99.1 to Registration Statement on Form S-3 (File No. 333-07569) and incorporated herein by reference).
99.2 Form of Mortgage Loan Purchase Agreement (filed as an exhibit 99.2 to the Registration Statement on Form S-3 (File No. 333-07569)(and incorporated herein by reference).
99.3 Form of Mortgage Loan Purchase Agreement (revolving home equity loans) (filed as an exhibit 99.3 to the Registration Statement on Form S-3 (File No. 333-24327) (and incorporated herein by reference).

_______________
*        Previously filed.
**       To be filed on Form 8-K, as applicable.


Item 17.  Undertakings.

         The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

                  (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934, as amended), that is incorporated by reference in the registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of December, 2000.


                                   Merrill Lynch Mortgage Investors, Inc.


                                   By:  /s/ Michael M. McGovern
                                        --------------------------------------
                                   Name:  Michael M. McGovern
                                   Title:    Secretary



         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated and on this 15th day of December, 2000.



               Signature                                                      Title
               ---------                                                      -----
                                                                 President and Director (Chief Executive
                   *                                             Officer)
        ---------------------------
           (Barry S. Blattman)

                                                                 Treasurer (Principal Financial Officer and
                   *                                             Principal Accounting Officer)
        ---------------------------
           (Thomas W. Layton)

                                                                 Director

                   *
        ---------------------------
           (Donald J. Puglisi)

                                                                 Director

          /s/ Michael M. McGovern
       ----------------------------
           (Michael M. McGovern)

      *By:/s/ Michael M. McGovern
          -----------------------
      Attorney-in-fact